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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
THE HARVEY ENTERTAINMENT COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ /	No fee required
/x/	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies: Not applicable
	(2)	Aggregate number of securities to which transaction applies: Not applicable
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    $18,300,000 ($17,000,000 in cash; $1,300,000 in liabilities)

	(4)	Proposed maximum aggregate value of transaction: $18,300,000
	(5)	Total fee paid: $3,660
/ /	Fee paid previously with preliminary materials.
/x/	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: $3,460
	(2)	Form, Schedule or Registration Statement No.: PREM-14A
	(3)	Filing Party: The Harvey Entertainment Company
	(4)	Date Filed: April 18, 2001

THE HARVEY ENTERTAINMENT COMPANY
11835 W. OLYMPIC BOULEVARD, SUITE 550
LOS ANGELES, CALIFORNIA 90064
(310) 444-4100

May 9, 2001

Dear Fellow Shareholder:

    You are cordially invited to attend the Special Meeting of Shareholders of The Harvey Entertainment Company scheduled to be held at 10:30 A.M., Pacific Daylight Time, on June 12, 2001 at the Park Hyatt Hotel, Room Chateau I, 2151 Avenue of the Stars, Los Angeles, California 90067 for the following purposes:

    At the Special Meeting, Shareholders will be asked to: (1) elect five directors to Harvey's Board of Directors; (2) approve the sale to Classic Media, LLC, or its subsidiary, of a substantial portion of Harvey's assets, not including assets held by Harvey's PM Entertainment subsidiary, for approximately $17,000,000 plus the assumption of liabilities; (3) approve the change of Harvey's corporate name from "The Harvey Entertainment Company" to "Sunland Entertainment Co., Inc." pursuant to the Asset Purchase and Sale Agreement between Harvey and Classic Media, LLC; (4) ratify the appointment of PricewaterhouseCoopers LLP as Harvey's independent auditors for the fiscal year ending December 31, 2001; and (5) transact such other matters as may properly come before the Special Meeting or any postponement or adjournment thereof.

    It is important that your shares of stock be represented and voted at the Special Meeting. Whether or not you plan to attend, please take a moment to sign, date and promptly mail your proxy in the enclosed prepaid envelope. This will not limit your right to vote in person, should you wish to attend the Special Meeting.

    Thank you for your cooperation. We look forward to seeing you.

                      Sincerely,

                      /s/ ROGER A. BURLAGE
                      Roger A. Burlage
                       Chairman and
                      Chief Executive Officer

THE HARVEY ENTERTAINMENT COMPANY
11835 W. OLYMPIC BOULEVARD, SUITE 550
LOS ANGELES, CA 90064

NOTICE OF 2001 SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 12, 2001

    NOTICE IS HEREBY GIVEN that the 2001 Special Meeting of Shareholders of The Harvey Entertainment Company, a California corporation, will be held at 10:30 A.M., Pacific Daylight Time, on June 12, 2001, at Park Hyatt Hotel, Room Chateau I, 2151 Avenue of the Stars, Los Angeles, California 90067, for the following purposes, all as set forth in the attached Proxy Statement:

  1.
  To have the holders of Harvey's Common Stock, the holders of Harvey's Series A Preferred Stock, and the holders of Harvey's Series B Preferred Stock, voting together as a single class on an as-converted basis, elect three members of Harvey's Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. The nominees for election are Roger A. Burlage, Gary M. Gray and Michael S. Doherty.

  2.
  To have the holders of Series A Preferred Stock, voting as a separate class, elect two members of Harvey's Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. The nominees for election are Paul Guez and William Dallas.

  3.
  To have the holders of Harvey's Common Stock, the holders of Harvey's Series A Preferred Stock, and the holders of Harvey's Series B Preferred Stock, voting together as a single class on an as-converted basis, approve the sale to Classic Media, LLC, or its subsidiary, of a substantial portion of Harvey's assets, not including assets held by Harvey's PM Entertainment subsidiary, for approximately $17,000,000 plus the assumption of liabilities.

  4.
  To have the holders of Series B Preferred Stock, voting as a separate class, approve the sale to Classic Media, LLC, or its subsidiary, of a substantial portion of Harvey's assets, not including assets held by Harvey's PM Entertainment Subsidiary, for approximately $17,000,000 plus the assumption of liabilities.

  5.
  To have the holders of Harvey's Common Stock, the holders of Harvey's Series A Preferred Stock, and the holders of Harvey's Series B Preferred Stock, voting together as a single class on an as-converted basis, approve the change of Harvey's corporate name from "The Harvey Entertainment Company" to "Sunland Entertainment Co., Inc." pursuant to the Asset Purchase and Sale Agreement between Harvey and Classic Media, LLC.

  6.
  To have the holders of Harvey's Common Stock, the holders of Harvey's Series A Preferred Stock, and the holders of Harvey's Series B Preferred Stock, voting together as a single class on an as-converted basis, ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of Harvey for the fiscal year ending December 31, 2001.

  7.
  To transact such other matters as may properly come before the Special Meeting or any adjournment thereof.

    Harvey's Board of Directors has fixed the close of business on May 8, 2001 as the Record Date for the determination of Shareholders entitled to receive notice of, and to vote at, the Special Meeting. Only Shareholders at the close of business on the Record Date are entitled to vote at the Special Meeting.

    You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, you are urged to promptly complete, date and sign the enclosed proxy and mail it in the envelope provided, which requires no postage if mailed in the United States. Return of your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

                      By Order of the Board of Directors

                      /s/ CAROLINE J. STEWART
                      Caroline J. Stewart
                      Corporate Secretary

SUMMARY

    This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand fully the proposals that you will be voting on, you should read carefully this entire proxy statement and the other attached documents. As used in this summary and throughout this proxy, the term Classic Media refers to Classic Media, LLC, or a subsidiary thereof.

THE HARVEY ENTERTAINMENT COMPANY

    The Harvey Entertainment Company, together with its wholly-owned subsidiaries owns and exploits a library of widely recognized classic cartoon characters (which include, Casper, the Friendly Ghost; Richie Rich; Baby Huey; Wendy, the Good Little Witch; Hot Stuff; and Bunny) and other intellectual property assets, including a related film inventory of animated short features. In addition, Harvey produces action-adventure motion pictures primarily for the foreign market through its PM Entertainment subsidiary. Harvey is the successor to Harvey Comics, Inc. which was founded in 1939 by the Harvey family. In 1989, Harvey's predecessor purchased Harvey Comics, Inc. to exploit its library of classic cartoon characters, and in 1993 Harvey completed its initial public offering of common stock. The roster of Harvey's classic cartoon characters includes Casper, the Friendly Ghost, Richie Rich, Baby Huey, Wendy, the Good Little Witch, Hot Stuff, and Bunny among others. This proxy relates to the sale of these characters and related assets to Classic Media and Harvey's related corporate name change, as well as the election of directors and ratification of accountants for the fiscal year ending December 31, 2001.

PROPOSAL #1: THE ELECTION OF DIRECTORS

    Five persons will be elected to the Harvey Board of Directors at the 2001 Special Meeting, consisting of two Series A Directors and three Common Directors.

Directors to be Elected

    Series A Directors. Harvey's Certificate of Determination for Series A Preferred Stock provides that the holders of Series A Preferred Stock have the right to elect two (2) directors to the Board so long as 47,622 shares of Series A Preferred Stock remain outstanding. There are currently 66,660 shares of Series A Preferred Stock outstanding. The nominees for the Series A Director positions are Paul Guez and William Dallas.

    Common Directors. The three (3) Common Directors will be elected by the holders of Harvey's Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class, with the preferred stock voting on an as-converted basis. The nominees for the Common Director positions are Roger A. Burlage, Gary M. Gray and Michael S. Doherty.

Recommendation of the Harvey Board of Directors

    The Board recommends that you vote "FOR" the election of all of the above nominees for director.

PROPOSAL #2: SALE OF ASSETS TO CLASSIC MEDIA

    Shareholders are being asked to approve the sale of the Harvey classic cartoon characters and associated assets to Classic Media, or a subsidiary thereof.

Material Terms/Consequences of the Transaction  The following is a list of the material terms and consequences of the proposed sale of assets to Classic Media:

  •
  Harvey will sell to Classic Media the classic cartoon character business and all assets, contracts, accounts receivable, and liabilities associated therewith;

  •
  Classic Media will pay Harvey approximately $17,000,000;

  •
  Harvey will use the proceeds of the sale to repay Harvey's outstanding indebtedness to Chase Manhattan Bank and for working capital purposes;

  •
  Shareholders of Harvey will not receive any proceeds of the asset sale, as substantially all such proceeds will be used to repay Harvey's debt;

  •
  Harvey will continue to operate as an independent entertainment company after the sale, and will focus its attention on the film business of its PM Entertainment subsidiary.

(please see the Section entitled "The Asset Purchase and Sale Agreement" that starts on page 12 of this Proxy Statement for a more detailed discussion)

Harvey's Reasons for the Sale to Classic Media

    Harvey's Board of Directors believes that the sale of assets to Classic Media is advisable and in the best interests of Harvey and its shareholders. The members of the Harvey Board of Directors unanimously approved the sale of assets to Classic Media. The Board reached its decision to sell substantially all of its classic cartoon character assets to Classic Media for the following reasons:

  •
  Harvey is currently faced with a high level of debt, and has no cash reserves or capital available to operate its business;

  •
  Harvey's classic cartoon character assets are the most saleable assets held by Harvey;

  •
  The Board does not believe that Harvey's current cash position and level of indebtedness permit Harvey any alternatives but to sell the classic cartoon character library and associated assets and liabilities;

  •
  The sale of the classic cartoon character assets will leave Harvey essentially free of debt and able to continue its other businesses; and

  •
  Classic Media has presented the most favorable proposal for the purchase of the assets.

(please see the Section entitled "Background of Asset Sale Transaction" that starts on page 8 of this Proxy Statement for a more detailed discussion)

Conditions to the Sale

    The sale of assets to Classic Media is conditioned upon the approval of the outstanding shares of the holders of Harvey's Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as-converted basis, as well as the approval of the outstanding shares of the holders of Harvey's Series B Preferred Stock, voting as a separate class.

Recommendation of the Harvey Board of Directors

    Harvey's Board of Directors recommends a vote "FOR" the sale of assets to Classic Media.

PROPOSAL #3: NAME CHANGE

Why the Corporate Name Change?

    The corporate name change is required as part of the asset sale to Classic Media since Harvey's name is associated with the assets to be transferred to Classic Media (which include Casper, the Friendly Ghost, Richie Rich, Baby Huey, Wendy, the Good Little Witch, Hot Stuff, and Bunny among others). Harvey's new name will be "Sunland Entertainment Co., Inc".

Recommendation of the Harvey Board of Directors

    Harvey's Board of Directors recommends a vote "FOR" the corporate name change.

PROPOSAL #4: RATIFICATION OF ACCOUNTANTS

Who Our Accountants Are

    PricewaterhouseCoopers LLP, Harvey's independent auditors for the year ended December 31, 2000, was selected by the Board to act in such capacity for the fiscal year ending December 31, 2001, subject to ratification by the shareholders. Representatives of PricewaterhouseCoopers are expected to be present at the Special Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

Recommendation of the Harvey Board of Directors

    Harvey's Board of Directors recommends a vote "FOR" the ratification of the accountants.

THE HARVEY ENTERTAINMENT COMPANY
11835 W. OLYMPIC BLVD.
SUITE 550
LOS ANGELES, CALIFORNIA 90064

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

  Why did we send you this Proxy Statement?

    We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2001 Special Meeting of Shareholders.

    This Proxy Statement summarizes the information regarding the matters to be voted upon at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card.

  Special Meeting: Time, Date and Place:

    Our Special Meeting will be held at Park Hyatt Hotel, Room Chateau I, 2151 Avenue of the Stars, Los Angeles, California 90067, on June 12, 2001, at 10:30 A.M. Pacific Daylight Time. If you have any questions regarding this Proxy Statement or the Special Meeting, you may direct them in writing to Harvey's Secretary at our principal executive offices, located at 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064.

  What will be considered at the Special Meeting?

    The following four proposals will be voted on at the Special Meeting: (1) election of directors; (2) a sale of substantially all of Harvey's classic character assets (which include, Casper, the Friendly Ghost; Richie Rich; Baby Huey; Wendy, the Good Little Witch; Hot Stuff; and Bunny) and related assets to Classic Media; (3) an amendment to Harvey's Second Amended and Restated Articles of Incorporation in order to change the corporate name of Harvey from "The Harvey Entertainment Company" to "Sunland Entertainment Co., Inc.", as part of the asset sale to Classic Media; and (4) to ratify PricewaterhouseCoopers LLP as Harvey's independent accountants for the fiscal year ending December 31, 2001.

  Who received this Proxy Statement?

    We began sending this Proxy Statement out on or about May 9, 2001 to all holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock (we will sometimes refer to all holders of our stock as "Shareholders" regardless of the type of stock held). If you owned shares of our Common Stock, Series A Preferred Stock, or Series B Preferred Stock at the close of business on May 8, 2001, our Record Date, you are entitled to vote those shares. On the Record Date there were 4,549,441 shares of Common Stock outstanding, 66,660 shares of Series A Preferred Stock outstanding, and 150,538 shares of Series B Preferred Stock outstanding. In connection with the our solicitation of proxies for use at the Special Meeting, we have designated Ms. Caroline J. Stewart, and in her absence, Mr. Glenn R. Weisberger, as the proxy.

  Costs of soliciting these proxies:

    We will pay the expense of preparing, printing and mailing this Proxy Statement and the proxies. Proxies may be solicited by our officers, directors and regular employees, without extra pay, by personal interviews, telephone, telegraph or otherwise. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will reimburse such persons for their reasonable out-of-pocket expenses.

VOTE REQUIRED AND VOTING PROCEDURE

  How many votes do I have?

    Each share of Common Stock is entitled to one vote on each of the matters presented for a vote of the Common Stock at the Special Meeting, except in the elections of directors where Shareholders may have cumulative voting rights. As of March 31, 2001 there were 4,549,441 shares of Common Stock outstanding.

    Each share of Series A Preferred Stock is entitled to approximately 14.815 votes per share (the number of shares of Common Stock into which each share is convertible) on each of the matters presented for a vote of Series A Preferred Stock at the Special Meeting, except in the elections of directors where Shareholders may have cumulative voting rights. Each share of Series B Preferred Stock is entitled to approximately 14.815 votes per share (the number of shares of Common Stock into which each share is convertible on each of the matters presented for a vote of Series B Preferred Stock at the Special Meeting, except in the elections of directors where Shareholders may have cumulative voting rights. As of the Record Date there were 66,660 shares of Series A Preferred Stock outstanding, and 150,538 shares of Series B Preferred Stock outstanding. As of the Record Date holders of Series A Preferred Stock were entitled to an aggregate of 987,556 votes. As of the Record Date holders of Series B Preferred Stock were entitled to an aggregate of 2,230,193 votes.

    The presence in person or by proxy of 51% of the votes of the Common Stock, Series A Preferred Stock and Series B Preferred Stock shall constitute a quorum for the purpose of transacting general business at the Special Meeting. The presence in person or by proxy of 51% of the votes of Series A Preferred Stock shall constitute a quorum for the purpose of the election of the Series A Directors. The presence in person or by proxy of 51% of the votes of Series B Preferred Stock shall constitute a quorum for the purpose of the Series B Preferred Stock approval of the asset sale to Classic Media.

  How do I vote by proxy?

    If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (Ms. Caroline J. Stewart, or in her absence, Mr. Glenn R. Weisberger) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows: (i) FOR the nominees for directors listed in this Proxy Statement; (ii) FOR approval of the sale to Classic Media, LLC, or its subsidiary, of a substantial portion of Harvey's assets, not including assets held by Harvey's PM Entertainment subsidiary, for approximately $17,000,000 plus the assumption of liabilities; (iii) FOR approval of an amendment to Harvey's Second Amended and Restated Articles of Incorporation in order to change the corporate name of Harvey from "The Harvey Entertainment Company" to "Sunland Entertainment Co., Inc."; (iv) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of Harvey for the fiscal year ending December 31, 2001.

  Can I revoke my proxy?

    Yes. Proxies may be revoked by a Shareholder by written notice (including a properly executed and later dated proxy) to the Secretary of Harvey at any time prior to the voting. In addition, a Shareholder who attends the Special Meeting may vote his or her shares personally and revoke his or her proxy at that time. If you submit a valid proxy and do not subsequently revoke it, your shares will be voted as provided on the proxy.

  What vote is required for each proposal?

    Proposal #1–Election of Directors. The nominees for director who receive the most votes will be elected. Accordingly, if you do not vote for a nominee, or you indicate "withhold authority to vote" for a nominee on your proxy card, you vote will not count either "for" or "against" such nominee. A total of five (5) directors are nominated for election to the Board. These directors will be elected as follows:

    Series A Directors. Harvey's Certificate of Determination for Series A Preferred Stock gives the holders of Series A Preferred Stock the right to elect two (2) directors to the Board so long as 47,622 shares of Series A Preferred Stock remain outstanding; there are currently 66,660 shares of Series A Preferred Stock outstanding.

    Common Directors. The holders of Harvey's Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class on an as-converted basis, are entitled to elect the remaining three (3) directors.

    Proposal #2–Sale of Assets to Classic Media. An affirmative vote of a majority of the outstanding shares of Harvey's Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class on an as-converted basis, as well as the affirmative vote of the outstanding shares of Harvey's Series B Preferred Stock are needed in order to approve this proposal.

    Proposal #3–Corporate Name Change. An affirmative vote of a majority of the outstanding shares of Harvey's Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class on an as-converted basis, is needed in order to approve this proposal.

    Proposal #4–Ratification of Accountants. An affirmative vote of a majority of the outstanding shares of Harvey's Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class on an as-converted basis, is needed in order to approve this proposal.

    All Other Matters. All other matters being voted upon will be approved if a majority of the shares represented in person or by proxy at the Special Meeting and entitled to vote thereon, cast affirmative votes with respect to such matters. A Shareholder may: (i) vote "for" the matter, (ii) vote "against" the matter or (iii) "abstain" from voting on the matter. A vote to abstain from voting on any matter has the legal effect of a vote against such matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to Shareholders.

  The Effect of Broker Non-Votes; Non-Voted Shares

    A proxy submitted by a Shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such Shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to any particular matter will be considered shares not present and not entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Shares voted to abstain as to a particular matter will not be considered non-voted shares.

  Who will count the vote?

    The Board has appointed American Stock Transfer & Trust Company as the Inspector of Elections for Common Stock at the Special Meeting. American Stock Transfer & Trust Company will determine the number of shares of Common Stock represented, in person or by proxy, at the Special Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes of Common Stock. The Board has approved the appointment of Ms. Caroline J. Stewart, and in her absence, Mr. Glenn R. Weisberger, as the Inspector of Elections for Preferred Stock at the Special

Meeting. Ms. Caroline J. Stewart, and in her absence, Mr. Glenn R. Weisberger, will determine the number of shares of Series A and Series B Preferred Stock represented, in person or by proxy, at the Special Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes of Series A and Series B Preferred Stock. None of the matters to be voted on at the Special Meeting will be by ballot unless a Shareholder demands election by ballot at the Special Meeting and before the voting begins.

  Will anything else be voted on at the Special Meeting?

    The Board knows of no matters, other than those stated above, to be presented and considered at the Special Meeting. If, however, any other matters properly come before the Special Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Special Meeting from time to time.

PROPOSAL NO. 1
ELECTION OF THREE DIRECTORS BY SHAREHOLDERS AND TWO SERIES A DIRECTORS
BY THE HOLDERS OF SERIES A PREFERRED STOCK

    Five directors will be elected to the Harvey Board at the 2001 Special Meeting. Nominees proposed for election as directors are listed below. Harvey's Certificate of Determination for Series A Preferred Stock provides that the holders of Series A Preferred Stock have the right to elect two (2) directors to the Board so long as 47,622 shares of Series A Preferred Stock remain outstanding; there are currently 66,660 shares of Series A Preferred Stock outstanding. The remaining three directors will be elected by the holders of Harvey's Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class on an as-converted basis. Directors will hold office until the next Annual Meeting of Shareholders following their election or until their respective successors are duly elected and qualified. If any nominee, for any reason presently unknown, cannot be a candidate for election, the shares represented by valid proxies will be voted in favor of the remaining nominees and may be voted for the election of a substitute nominee recommended by the Board.

    Each of the nominees listed has agreed to serve as a director of Harvey if so elected.

    Series A Directors:  Each holder of Series A Preferred Stock will have one vote for each share of Series A Preferred Stock held, except that cumulative voting may be required in the election of directors. If cumulative voting applies, the necessary vote for the election of directors is described below. If cumulative voting does not apply, directors must be elected by a plurality of the existing Series A Preferred Stock shares represented in person or by proxy at the Special Meeting, assuming that a quorum (a majority of all Series A Preferred Stock shares entitled to vote) is present at the Special Meeting.

    Common Directors:  Common Directors will be elected by the holders of Harvey's Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class on an as-converted basis. Each share of Series A Preferred Stock and Series B Preferred Stock will be entitled to approximately 14.815 votes per share (the number of shares of Common Stock into which each share is convertible), except that cumulative voting may be required in the election of directors. If cumulative voting applies, the necessary vote for the election of directors is described below. If cumulative voting does not apply, directors must be elected by a plurality of the existing shares represented in person or by proxy at the Special Meeting, assuming that a quorum (a majority of all shares entitled to vote) is present at the Special Meeting.

    Cumulative Voting Procedure.  California law requires the use of cumulative voting in the election of directors if any Shareholder gives notice at the Special Meeting, prior to the voting, of the

Shareholder's intention to cumulate the Shareholder's votes. Cumulative voting means that each Shareholder present in person or by proxy may cast a number of votes equal to the number of his or her shares multiplied by the number of directors to be elected. The Shareholder may cast all of such votes for a single nominee or may distribute his or her votes among any two or more nominees as the Shareholder sees fit. Thus, for example, a holder of 1,000 shares of Harvey Common Stock, if cumulative voting were adopted, could cast 3,000 votes for one nominee, or spread 3,000 votes out among two or all three candidates. The nominees receiving the highest number of votes on the foregoing basis, up to the total number to be elected, would be the successful nominees.

    If cumulative voting is requested, the holders of management proxies will vote the proxies received by them in such a way as to elect the nominees in the order the nominees are listed in this Proxy Statement. In other words, management will first apply all shares necessary to ensure the election of the first nominee listed, then vote all the shares necessary to ensure that the second listed nominee is elected, and shall continue to vote in that manner until all such shares have been voted. The order used will be as follows:

Series A Nominees	Common Nominees (to be voted on by all Shareholders)
Paul Guez William Dallas	Roger A. Burlage Gary M. Gray Michael S. Doherty

    The Board deems Proposal No. 1 to be in the best interests of Harvey and its Shareholders and recommends a vote "FOR" the election of all of the above nominees for director.

BIOGRAPHIES OF NOMINEES AND EXISTING DIRECTORS

Common Nominees

    ROGER A. BURLAGE (current director and nominee), 58, has served as Chairman and Chief Executive Officer of Harvey since April 1999. From 1998 until he joined Harvey, Mr. Burlage was the President of Burlage/Edell Productions Inc., a film and television production company which he formed in February 1998 with his partner Elaine Hastings Edell. In addition, during this time, Mr. Burlage was Chief Executive Officer of Heartland Entertainment, Inc., an independent film production entity. From March 1996 until July 1997, he served as Chairman and Chief Executive Officer of LIVE Entertainment Inc., a diversified independent entertainment company, after serving as President and Chief Executive Officer of LIVE since January 1994. Mr. Burlage became a Director of LIVE in December 1994, and after LIVE's sale to a private investor group in July 1997 remained with LIVE until February 1998 on a substantially full time basis as a transitional Chairman. From 1989 until joining LIVE, Mr. Burlage served as President and Chief Executive Officer of Trimark Holdings, Inc. ("Trimark"), an independent entertainment entity, and most recently was a member of Trimark's Board of Directors from April 1998 until April 1999. Prior to joining Trimark, Mr. Burlage served in several other capacities in the entertainment industry, including executive positions with New World Pictures, Ltd. and with AVCO Corporation and AVCO Embassy Pictures.

    GARY M. GRAY (current director and nominee), 56, has been a director of Harvey since 1991 and was the Chairman of the Board from March 1998 until April 1999. Mr. Gray is a Managing Director of Milestone Capital, Inc., a firm based in Houston, Texas which, in concert with affiliated foreign entities, invests in or acquires control of private companies with operations in the United States. Prior to locating in Houston in 1997, from 1994 to 1997, Mr. Gray practiced law and provided business consulting services to foreign clients from offices based in Oklahoma and, from 1991 to 1993, practiced law in New York. Prior to attending Harvard Law School from 1987 to 1990, Mr. Gray was involved in various investment and banking activities, principally in Oklahoma.

    MICHAEL S. DOHERTY (current director and nominee), 47, has been a Director of Harvey since December 1997. Since November 1999, Mr. Doherty has been President of Doherty, Scotti & Company, LLC, a firm specializing in venture capital and private equity funding for development stage companies. From February 1999 to October 1999, Mr. Doherty served as Senior Managing Director of Spencer Trask Securities Incorporated. Mr. Doherty served as Managing Director and Director of Private Equity at Cruttenden Roth Incorporated from October 1996 to February 1999. From 1992 to October 1999, he served as Vice President of Arnhold and S. Bleichroeder Inc, a New York-based investment banking, brokerage and asset management firm. Mr. Doherty also serves on the Boards of several public and private companies, including ACLN Ltd., a marine transport company, IPAXS, a voice-over Internet Provider and Internet telephony company, Xycom, Inc., an industrial automation company and Zyan Communications, Inc., a provider of digital subscriber line services.

Series A Nominees

    PAUL GUEZ (current director), 56, has been a director of Harvey since 1999. As an investor in many business activities, Mr. Guez is also chairman of the board of DVT 3000, a DVD company, and has been the president of Stone Canyon International, a movie production firm, since 1998. For the past eleven years, Mr. Guez has been overseeing Azteca Production, a clothing manufacturing company that he founded with his brother, Hubert Guez in 1990. Prior to Azteca, Mr. Guez headed the "JAG" clothing label, which he purchased in 1984, as well as the "Sasson Jeans" label which he launched in 1976.

    WILLIAM DALLAS (current director and nominee), 45, Mr. Dallas was appointed as a director of Harvey in March 2000. Mr. Dallas has also served as a director from May 2000 through December 2000. Mr. Dallas is the founder of First Franklin, Co., and has served as its Chairman since

1981. First Franklin is a nonprime wholesale lender in the mortgage banking industry, and is now a subsidiary of National City Bank (NYSE:NCC). Mr. Dallas has also co-founded two other banking institutions: in 1995, Mr. Dallas helped found Heritage Bank of Commerce (NASDAQ:HTBC), a community business bank serving Silicon Valley; and in 1998, Mr. Dallas helped found California Oaks State Bank in Thousand Oaks. Mr. Dallas is a Certified Mortgage Banker, and is a board advisor to Factual Data Corporation, a Colorado based credit services provider since. Mr. Dallas also presently serves as director for the following companies: Affinity Corporation, a private technology company dedicated to mortgage fraud detection; LoanCity.com a provider of mortgage infrastructure technology and products based in San Jose; Diversified Capital, a mortgage brokerage in northern California; and Finet.com, a publicly traded mortgage company. Most recently, Mr. Dallas helped David Murdock take Castle & Cooke, Inc., a publicly traded (NYSE:CCS) company private in a $750 million transaction. Mr. Dallas accepted the nomination of California Lutheran University to be secretary of the Board of Regents and he teaches Venture Development, a class he created, at CLU.

Observer Rights

    Harvey has granted observer rights to The Kushner-Locke Company which has the right to designate Donald Kushner, Kushner-Locke's Co-Chairman of the Board, Co-Chief Executive Officer and Secretary (or in his absence, Peter Locke, Kushner-Locke's Co-Chairman of the Board and Co-Chief Executive Officer) to attend and participate in all Board meetings as an observer without the right to vote on any action taken by the Board. Such attendee shall be compensated in the same amount of cash, options or other items and at the same times as the other non-executive members of the Board; provided that Messrs. Kushner and Locke shall be entitled to receive collectively only such amount as one Board member would so be entitled to receive. Kushner-Locke owns 6,287 shares of Harvey's Series A Preferred Stock and 56,587 shares of Series B Preferred Stock. In May and June of 2000, Harvey sold all 468,883 shares of Kushner-Locke common stock, and presently does not own shares of common stock of Kushner-Locke.

BIOGRAPHICAL SUMMARIES OF EXECUTIVE OFFICERS

    ROGER A. BURLAGE, Chairman and Chief Executive Officer (see above).

    GLENN R. WEISBERGER, 42, is presently the Executive Vice President and General Counsel of Harvey. Mr. Weisberger has also served as the Senior Vice President and General Counsel of Harvey from 1999 to 2000, and also as Harvey's acting Chief Financial Officer during the year 2000. Prior to joining Harvey, Mr. Weisberger worked for Universal Studios, Inc. from 1991 to 1999 in various positions, most recently as Vice President of Business and Legal Affairs for the Universal Television and Networks Group. From 1984 to 1991, Mr. Weisberger was a partner in the law firm of Dubin & Weisberger. Mr. Weisberger was admitted to the California bar in 1984 and is a CPA in the state of California. Mr. Weisberger is currently also the Chief Executive Officer and President of Peer2Media, Inc., as well as a member of the Board of Directors of that company.

    CAROLINE J. STEWART, 30, has been the Chief Financial Officer of Harvey since January 2001, and Corporate Secretary since March 2001. Prior to joining Harvey, Ms. Stewart worked as a financial consultant to entertainment companies, mainly in the areas of financial reporting, tax shelters and tax credits. From 1998 to 1999, Ms. Stewart served as VP Finance and Controller for New City Inc., a Canadian film production and distribution company. From 1997 to 1998, Ms. Stewart worked for Warner Bros. International TV Production overseeing entertainment activities located in Vancouver, Canada. From 1994 to 1996 Ms. Stewart was with PricewaterhouseCoopers Vancouver where she was a manager in the entertainment division.

    There are no family relationships between any of the foregoing persons or any of Harvey's executive officers.

BOARD AND COMMITTEE MEETINGS

    During the 2000 fiscal year, the Board met 16 times. All of the directors attended at least 75% of the meetings during their respective tenures. In January 2000, the Board consisted of Roger A. Burlage, Michael Burns, Michael S. Doherty, Gary M. Gray, and Meyer Gottlieb. Messrs. Burlage, Doherty and Gray served as members of the Board for the entire 2000 fiscal year. In May 2000, Mr. Burns stepped down as director, and the Board appointed William Dallas as director. In late October 2000, Mr. Gottlieb stepped down from the Board, and the Board appointed William Merrigan as director. In December 2000, Mr. Dallas stepped down as director, and Paul Guez was appointed as director. As of the end of the 2000 fiscal year, the Board consisted of Messrs. Burlage, Doherty, Grey, Guez and Merrigan. In March 2001, Mr. Merrigan stepped down as director, and the Board reappointed Mr. Dallas as a director.

    STOCK OPTION COMMITTEE. The Stock Option Committee did not meet in the 2000 fiscal year. The last of meeting of the Stock Option Committee was December 10, 1999. Messrs. Gottlieb, Burns and Doherty were in attendance. The Stock Option Committee recommends option grants to the full Board which retains the power to grant options.

    AUDIT COMMITTEE. The Audit Committee met on June 2, 2000. The audit committee consisted of Messrs. Burlage, Gottlieb and Gray and all were present. The members of the audit committee are independent under Rule 42000(a)(15) of the NASD. Additional persons present included, Glenn Weisberger- Company Executive Vice President and Corporate Secretary, Ron Cushey- Former Chief Financial Officer and Corporate Secretary, James Currell- Audit Manager for PricewaterhouseCoopers, Phil Cross- Engagement Partner for PricewaterhouseCoopers, and Dinorah VanWey- Company Assistant Corporate Secretary. The Audit Committee is responsible for reviewing, as it deems appropriate, and recommending to the Board, internal accounting and financial controls and accounting principles and auditing practices and procedures to be employed in the preparation and review of Harvey's financial statements. At the June 2, 2000 meeting, the Audit Committee: (1) reviewed the audit performed by PricewaterhouseCoopers for the year ending December 31, 1999, concluded that no material concerns existed; (2) adopted the Audit Committee Charter (provided as an Attachment C to this Proxy Statement); (3) discussed with PricewaterhouseCoopers the matters required by SAS 61, specifically, management's methods used to account for significant unusual transactions; (4) confirmed PricewaterhouseCoopers' independence as auditors; (5) received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1; and (6) discussed recent developments in accounting, auditing, and reporting.

    COMPENSATION COMMITTEE. The Compensation Committee did not meet in the 2000 fiscal year. The last meeting of the Compensation Committee was on October 4, 1999. Messrs. Burlage, Burns and Doherty were in attendance. The Compensation Committee reviews and sets salaries, compensation and benefits for the Company's officers.

    NOMINATING COMMITTEE. The Board does not have a separate Nominating Committee.

PROPOSAL NO. 2
ASSET SALE TO CLASSIC MEDIA

    On March 6, 2001 the Board unanimously adopted a resolution approving the sale to Classic Media, or a subsidiary thereof, of its classic cartoon character business and substantially all assets, contracts, and accounts receivable associated therewith in exchange for approximately $16,000,000, and the assumption of certain liabilities, pursuant to the Asset Purchase and Sale Agreement between Harvey and Classic Media. The offer was subsequently increased to approximately $17,000,000 on May 4, 2001 as a result of a topping bid by another potential buyer as described below.

    The proceeds of the asset sale will be used primarily to repay Harvey's outstanding indebtedness to Chase Manhattan Bank and to provide Harvey with new working capital. Harvey will continue to operate as an independent entertainment company, and will focus its attention on the film business of its PM Entertainment subsidiary.

    The Board believes that Harvey and its Shareholders will benefit from the Classic Media asset purchase and sale transaction.

    An affirmative vote of a majority of the outstanding shares entitled to vote of Harvey's Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class on an as-converted basis, as well as an affirmative vote of the outstanding shares entitled to vote of Harvey's Series B Preferred Stock are required in order to approve this proposal.

    The Board deems Proposal No. 2 to be in the best interests of Harvey and its common and preferred shareholders.

BACKGROUND OF ASSET SALE TRANSACTION

    In April 1999 (see the Harvey Form 8-K filed on May 7, 1999) Harvey privately sold shares of Series A Preferred Stock to an investment group led by Roger A. Burlage, Harvey's President and Chief Executive Officer. New management associated with that group developed a business plan that contemplated that Harvey produce and distribute more entertainment products (direct-to-video feature films in particular) and become profitable through increased production. The management team did not successfully execute its business plan for the reasons described below, losses were incurred and cash depleted, and additional financing was not available. The asset sale transaction with Classic Media has become necessary to allow Harvey to pay down its current debt.

    In order to allow Harvey to produce and market more direct-to-video feature films, Harvey acquired Pepin/Merhi Entertainment Group, Inc. in April 2000. In connection with its acquisition of PM Entertainment, Harvey entered into a new loan agreement as of April 3, 2000 with Chase Manhattan Bank under which Harvey could borrow up to $25,000,000 on a revolving basis for a period of up to five years. Borrowings from Chase were limited by Harvey's borrowing base as calculated in accordance with the loan agreement. While Harvey had hoped that this loan agreement would provide it with the ability to finance a sufficient number of films to execute its business plan, limitations on Harvey's borrowing base caused Harvey to have less borrowing ability than Harvey expected. In addition, Chase's decision to not syndicate the Harvey loan capped Harvey's borrowing from Chase at $15,000,000. Additionally, in fiscal year 2000, Harvey realized a loss of approximately $4,000,000 when it sold stock of the Kushner-Locke Company that it had received in the April 1999 Series A Preferred Stock transaction (Kushner-Locke purchased Series A Preferred Stock using shares of its common stock as consideration). These limitations on Harvey's borrowings from Chase, combined with its sizable stock sale losses, ensured that Harvey would not be able to execute its business plan in a profitable manner.

    Because of Harvey's inability to fully borrow under the Chase loan, management began discussing with Harvey's Board of Directors the need for additional capital, and the Board authorized Harvey's management to enter into discussions with possible investors.

    Acting upon the Board's direction, in June 2000, Harvey entered into discussions with Energee Entertainment, an Australian company engaged in the entertainment business, regarding the formation of a distribution joint venture. It was proposed that Harvey would license Harvey's classic cartoon characters to the joint venture on a royalty-free basis, and that Energee would provide all overhead and staffing required. The joint venture would then sublicense the Harvey classic cartoon characters to third parties on a substantially worldwide basis. In addition, Energee's parent company, RTV Family Entertainment AG, would purchase $10,000,000 of Harvey common stock. In July 2000, negotiations between the parties broke down regarding the structure of the joint venture and other matters.

    While Harvey and Energee were discussing the proposed joint venture, Harvey received a preferred stock investment proposal from Classic Media, LLC. Classic Media initially proposed to invest $25,000,000 in a new issue of Harvey preferred stock, including $21,000,000 in cash and the rights to the Mr. Magoo character owned by Classic Media and valued by Classic Media at approximately $4,000,000. Classic Media would also receive common stock purchase warrants in the transaction. Classic Media presented this proposed Letter of Intent to Harvey's Board on July 24, 2000.

    After the Energee Entertainment joint venture was abandoned by Energee, Harvey and RTV Family Entertainment, the parent of Energee, began to discuss in July 2000 an RTV investment in Harvey. In a presentation to Harvey's Board on July 24, 2000, RTV proposed, among other things, (i) to purchase $11,500,000 of Harvey's common stock and (ii) to purchase for cash and RTV stock 70% of Harvey's outstanding Series A and Series B preferred stock. RTV would also have received common stock purchase warrants in the transaction. The proposed transaction was subject to a number of closing conditions and required Board approval.

    During this same period of time, Harvey's management determined that its borrowing base under the Chase loan was projected to drop during Harvey's fourth fiscal quarter and thereafter, and Harvey would be unable to draw on the loan agreement to finance new productions. In addition, if the borrowing base was reduced to a level below Harvey's then-current borrowings, Harvey would be required to repay the shortfall. Lacking the funds for repayment, Harvey would be in default under the loan agreement and could face foreclosure and bankruptcy. Accordingly, management informed the Board that it was imperative that Harvey find investors to avoid a potential default under the Chase loan agreement.

    During June and July 2000, Harvey received proposals from other third parties for various investment and corporate reorganization transactions. While a number of these proposals were discussed by the Harvey Board, none developed significantly or demonstrated such a substantial likelihood of consummation to be pursued aggressively. At a meeting of Harvey's Board held on July 31, 2000, the Board approved hiring Houlihan Valuation Advisors for advice regarding the various investment proposals received by Harvey, including the RTV and Classic Media proposals. In addition, the Board directed Harvey's management to continue to negotiate with RTV and Classic Media and to continue to entertain additional third party investment proposals.

    Through the first weeks of August 2000, with the assistance of Houlihan Valuation and its outside counsel, Harvey's management simultaneously continued to negotiate with both Classic Media and RTV regarding their proposals. At the August 16, 2000 meeting of the Board, Houlihan Valuation summarized for the Board the latest offers received by Classic Media and RTV and pointed out to the Board the benefits and disadvantages of each offer. Houlihan Valuation also suggested a number of modifications that could be made to each offer to improve the fairness of each offer to Harvey's common and preferred shareholders.

    Based upon Houlihan Valuation's suggestions and input from the Board, Harvey's management approached RTV and Classic Media and asked that they each modify their proposals to address the concerns voiced by Houlihan Valuation and the Board. After not responding to management's request for a number of days, RTV informed Harvey that it was withdrawing its investment proposal altogether. Classic Media, on the other hand, was receptive to some of Houlihan Valuation's suggestions and agreed to modify the terms of its proposal, increasing Classic Media's investment from $25,000,000 to $30,000,000 and repricing the associated common stock warrants.

    After Classic Media's revised proposed letter of intent was reviewed and further negotiated by management and Harvey's outside counsel, it was presented to the Board. At the Board's August 23, 2000 meeting, Houlihan Valuation advised the Board that the Classic Media proposal was fair to the Harvey preferred and common shareholders, and the Board authorized Harvey's officers to execute the revised letter of intent with Classic Media. On August 24, 2000, Harvey and Classic Media signed the

Classic Media Letter of Intent, and Classic Media deposited a $500,000 earnest money deposit into escrow. The signing of the Classic Media Letter of Intent and a press release issued at that time were described in and attached to a Form 8-K filed by Harvey with the Securities and Exchange Commission on August 25, 2000.

    During the weeks following the execution of the Classic Media Letter of Intent, Classic Media performed a due diligence review of Harvey's business and assets. In late September 2000, Classic Media requested certain modifications to its Letter of Intent based upon its due diligence review. These modifications were discussed by the Board at its September 27, 2000 meeting and the Board authorized Harvey's officers to make minor pricing modifications, among others, to the Classic Media Letter of Intent. Accordingly, at the Board's direction, on September 28, 2000, Harvey signed an amendment to the Classic Media Letter of Intent and, pursuant to the Letter of Intent, Classic Media increased the earnest money deposit by $500,000 to $1,000,000. The amendment to the Classic Media Letter of Intent and accompanying press release were described in and attached to a Form 8-K filed by Harvey with the Securities and Exchange Commission on September 29, 2000.

    On October 6, 2000 Classic Media's outside counsel delivered to Harvey a long-form draft of a securities purchase and sale agreement. The Classic Media draft contained a number of provisions that Harvey believed to be unacceptable and not in conformity with the Letter of Intent and amendment thereto. On October 10, 2000, Harvey's outside counsel wrote to Classic Media's counsel to inform them that Harvey objected to certain portions of Classic Media's draft agreement.

    On October 12, 2000, the representatives of Harvey and Classic Media met to discuss Harvey's objections. At the meeting, the parties resolved a number of Harvey's concerns and, in addition, agreed to change certain provisions in the agreement. Harvey and its outside counsel continued to review Classic Media's draft agreement and, on or about October 17, 2000 Harvey provided additional comments to Classic Media regarding certain portions of the draft agreement.

    On October 25, 2000, Classic Media's counsel provided Harvey with a revised version of the securities purchase and sale agreement. On October 26, 2000, Harvey's outside counsel wrote to Classic Media to inform it of Harvey's belief that the latest draft did not reflect the business deal contemplated by the Classic Media Letter of Intent, as amended by the parties. On October 30, 2000, Classic Media's counsel wrote to Harvey's counsel to state that, among other things, for the reasons described in the letter, Classic Media had concluded that the parties would be unable to reach agreement on fundamental business points. Accordingly, Classic Media viewed the Classic Media Letter of Intent as having been terminated. The termination of the Classic Media Letter of Intent was described in a Form 8-K filed by Harvey with the Securities and Exchange Commission on November 1, 2000; a press release issued in connection with the termination was attached to the Form 8-K.

    After termination of the Classic Media Letter of Intent, Harvey and Classic Media each informed the escrow holder that it believed that it was entitled to receive the $1,000,000 earnest money deposit because the other party had breached its obligations under the Classic Media Letter of Intent. The funds currently remain in escrow pending resolution of the dispute.

    In mid-November 2000, negotiations between Harvey and Classic Media commenced with respect to a purchase by Classic Media of Harvey's assets, rather than the investment transaction previously contemplated. These negotiations quickly settled on a purchase of the Harvey classic cartoon characters and related assets only, excluding PM Entertainment's assets.

    While negotiating with Classic Media, Harvey was informed by its lender, Chase, that no future borrowings would be allowed under the Chase loan agreement. Chase told Harvey that Harvey would have to find another source of liquidity in the near future or face a possible default under the Chase loan agreement. In response, Harvey's Board directed management to further cut costs and overhead.

In addition, Harvey's management was directed to continue seeking a strategic transaction that could provide Harvey with sufficient cash to allow Harvey to continue as a going concern.

    Between early December 2000 and the end of January 2001, numerous discussions were held between Classic Media and Harvey regarding the purchase price to be paid by Classic Media, the assets and liabilities to be included in the sale, and the assets to be retained by Harvey. On or about January 30, 2001, the Board authorized Harvey's officers to continue negotiations with Classic Media for the sale of the Harvey classic cartoon character assets. After receiving this direction from the Board, Harvey's management continued to negotiate with Classic Media regarding the terms of the asset purchase and sale. On February 2, 2001, Classic Media delivered a first draft of an Asset Purchase and Sale Agreement to Harvey reflecting the material business terms agreed upon and the parties began finalizing the Agreement.

    In early February, while continuing to negotiate with Classic Media, Harvey received an asset purchase proposal from Entertainment Rights plc, the international distributor of Harvey's "Harveytoons." Entertainment Rights offered a higher price than Classic Media was then offering and was willing to assume more of Harvey's contractual obligations than was Classic Media. Entertainment Rights' proposal would therefore have allowed Harvey to further reduce its ongoing overhead costs. Harvey entered into a non-binding Letter of Intent with Entertainment Rights on February 9, 2001; this Letter of Intent was subject to the approval of Harvey's Board and to a due diligence investigation by Entertainment Rights. Entertainment Rights also deposited $500,000 into escrow as evidence of its good faith.

    In the days following the execution of the Entertainment Rights Letter of Intent, Entertainment Rights performed a due diligence investigation of Harvey's assets. On February 20, Entertainment Rights elected to terminate its Letter of Intent pursuant to its terms and requested a return of its $500,000 deposit. The deposit was returned to Entertainment Rights shortly thereafter.

    Notwithstanding Entertainment Rights' termination of its Letter of Intent, between late-February and early March 2001, Harvey and Entertainment Rights proceeded to negotiate a long-form asset purchase and sale agreement. In connection with this negotiation, as a showing of its intent to negotiate with Harvey in good faith, Entertainment Rights deposited $1,000,000 into a new escrow.

    During the last week of February 2001, DIC Entertainment Holdings, Inc. approached Harvey and offered to enter into an asset purchase agreement which would be similar to the agreement proposed by Entertainment Rights, but at a slightly higher price. Harvey continued to discuss a possible transaction with DIC for a number of days, but the negotiations between the parties did not develop significantly due to DIC's insistence on a lengthy due diligence period.

    On February 27, 2001, Classic Media and Harvey met to discuss several issues relating to the proposed transaction between them.

    A negotiated draft of an Entertainment Rights asset purchase and sale agreement was presented to Harvey's Board prior to its Friday March 2, 2001 meeting. At that meeting, after discussing the then-current status of negotiations with Classic Media, DIC and Entertainment Rights and after reviewing the draft Entertainment Rights asset purchase and sale agreement, the Board authorized and directed Harvey's officers to complete and execute the asset purchase and sale agreement with Entertainment Rights, but only if the agreement was completed promptly and did not change in any material respects.

    During the weekend after the Board meeting, Entertainment Rights, through its counsel, proceeded to request significant and material modifications to its asset purchase and sale agreement. Harvey continued to discuss these requested changes with Entertainment Rights between March 2 and March 5, while informing Entertainment Rights that it was continuing to negotiate with other parties. Harvey did not agree to all of the changes requested by Entertainment Rights. In addition, Harvey informed Entertainment Rights that because of the significance of Entertainment Rights' requested modifications, Harvey's officers could not approve or execute the revised Entertainment Rights asset purchase and sale agreement without the further approval of Harvey's Board.

    On the afternoon of March 2, 2001, after the Board meeting, Harvey intimated to Classic Media that it was inclined to proceed with its deal with Entertainment Rights and to halt negotiations with Classic Media. In response, Classic Media offered to enter into an asset purchase and sale agreement with Harvey in substantially the form approved by Harvey's Board earlier that day for Entertainment Rights with a price essentially equivalent to the Entertainment Rights offer. On March 4, 2001, Classic Media increased its offer to a higher purchase price than the price offered by Entertainment Rights, and agreed to assume additional Harvey obligations. From March 5 to March 6, 2001, Harvey and Classic Media negotiated the remaining details of their long-form agreement based on the Entertainment Rights proposal, and the new Classic Media proposal was presented to the Board on March 6, 2001.

    At the March 6, 2001 meeting of the Harvey Board, management summarized the latest developments in the Entertainment Rights and Classic Media transactions. These developments were then discussed at length by the Board. After further review and analysis by management and the Board, the Board approved the Classic Media long-form asset purchase and sale agreement and authorized and directed Harvey's officers to execute it, but only if the agreement did not change in any material respect before it was signed. The Board concluded that the Classic Media proposal was the most favorable transaction for Harvey and its shareholders for a number of reasons: (1) Classic Media had offered a higher price than had any other party; (2) the Board determined that there was a high probability that the Classic Media transaction would close successfully; (3) the proceeds to be received from Classic Media would allow Harvey to fully repay its obligations under the Chase loan agreement; (4) the Classic Media transaction would leave Harvey with a simpler ongoing business, including the substantially unencumbered assets of PM Entertainment, which would allow Harvey to be more flexible in its future business and would allow Harvey to continue to explore further strategic opportunities; and (5) the Classic Media transaction would allow both parties to resolve their ongoing dispute over the termination of the August 24, 2000 Classic Media Letter of Intent and the rights to the $1,000,000 escrow.

    After Harvey and Classic Media negotiated a number of minor details, Harvey and Classic Media executed the Asset Purchase and Sale Agreement on March 7, 2001 for a purchase price of $16,000,000 plus the assumption of liabilities. The signing of the Asset Purchase and Sale Agreement and a press release issued in connection therewith were described in and attached to a Form 8-K filed by Harvey with the Securities and Exchange Commission on March 9, 2001. In connection with the execution of the Asset Purchase and Sale Agreement, on March 22, 2001, Classic Media deposited an additional $500,000 into the escrow account, bringing the total to $1,500,000.

    After Entertainment Rights was informed that the Board had approved the execution of the Classic Media Asset Purchase and Sale Agreement, Entertainment Rights' outside counsel wrote to Harvey's counsel on March 7, 2001 and claimed that a valid and binding asset purchase agreement existed between Harvey and Entertainment Rights because Harvey's Board had approved on March 2, 2001 the execution of a draft of the Entertainment Rights asset purchase and sale agreement. Entertainment Rights' counsel demanded the refund of the $1,000,000 good faith deposit and demanded that Harvey pay $750,000 to Entertainment Rights as a breakup fee and expense reimbursement under the purported asset purchase agreement between the parties. On March 8, 2001, Harvey's counsel wrote in response to these demands that no agreement existed between Harvey and Entertainment Rights and that pursuant to the escrow agreement between them, Entertainment Rights would have to directly request the refund of its good faith deposit. Subsequently, Entertainment Rights and Harvey agreed that Harvey would reimburse Entertainment Rights for $200,000 of its expenses in exchange for a release and consent, subject to the Classic Media transaction closing. Entertainment Rights has not yet requested a refund of its good faith deposit.

    On March 28, 2001, Classic Media assigned its rights and obligations under the Asset Purchase and Sale Agreement to Harvey Entertainment, Inc., a Delaware corporation, one of its wholly owned subsidiaries formed to purchase the Harvey assets.

    On Friday, April 27, 2001, Harvey received an unsolicited offer from Entertainment Rights proposing a sale of the same assets being sold to Classic Media on substantially identical terms as the Classic Media Asset Purchase and Sale Agreement for total consideration of $17,500,000. Pursuant to the provisions of the Classic Media Asset Purchase and Sale Agreement, Harvey's Board of Directors met on May 3, 2001 and, upon the advice of counsel and in the exercise of its fiduciary duties, reviewed and considered the Entertainment Rights proposal.

    After the meeting, counsel to Harvey wrote to both counsel to Entertainment Rights and counsel to Classic Media proposing that both parties submit new offers on or before 2:00 p.m. on Friday, May 4, 2001, at which time Harvey would review both offers and, considering the totality of the offers, accept the proposal with the greater value.

    Entertainment Rights submitted an offer with aggregate consideration of $17,650,000 including an initial payment of $350,000 to be paid to Classic Media upon signing of a new Asset Purchase and Sale Agreement and a break-up fee of $650,000. In addition, Entertainment Rights offered to provide a closing deposit totaling $1,500,000 to be held in escrow pending the shareholder vote and the closing of the transaction. Classic Media increased the cash portion of its purchase price from $16,000,000 to $17,000,000 and agreed to increase its deposit to a total of $3,000,000 within 15 business days of mailing the Proxy Statement, and requested that the expense reimbursement provision be increased to $1,000,000.

    Harvey and its counsel reviewed both offers with both parties. After deliberation, the Company determined to proceed with a transaction with Classic Media as representing the best overall value for the Company's shareholders, whereupon on Friday afternoon, May 4, 2001, Classic Media and Harvey entered into an amendment to the existing Classic Media Asset Purchase and Sale Agreement to, among other things, increase the purchase price to $17,000,000 and make certain other changes. The amendment to the Classic Media Asset Purchase and Sale Agreement is attached hereto as Attachment B.

    The terms of the revised Classic Media Asset Purchase and Sale Agreement and amendment thereto are discussed below.

THE ASSET PURCHASE AND SALE AGREEMENT

    The following is a summary of the material terms of the Classic Media Asset Purchase and Sale Agreement, as amended. This summary is qualified in its entirety by reference to the Asset Purchase and Sale Agreement and amendment thereto, which is incorporated by reference in its entirety and attached to this document as Attachments A and B. You are urged to read the Asset Purchase and Sale Agreement, as amended, in its entirety for a more complete description of the asset purchase and sale. As used in this summary, the term Harvey refers to The Harvey Entertainment Company and its subsidiaries, Harvey Comics, Inc. and BHP Productions, Inc.

General

    Pursuant to the Asset Purchase and Sale Agreement, as amended, Harvey will transfer to Classic Media (or a direct or indirect, wholly owned subsidiary of Classic Media now identified as Harvey Entertainment, Inc.) all of the Harvey classic cartoon characters and substantially all of the licensing, merchandising and distribution contracts related to the Harvey classic cartoon characters. The Harvey classic cartoon characters include, without limitation, the following: Casper, the Friendly Ghost; Richie Rich; Baby Huey; Wendy, the Good Little Witch; Hot Stuff; and Bunny. The consummation of the Asset Purchase and Sale Agreement is subject to a number of closing conditions, including receipt of the requisite vote of Harvey's shareholders. If the asset purchase and sale has not closed on or before June 30, 2001 (and a later date has not been mutually agreed upon by the parties), the Asset Purchase and Sale Agreement may be terminated by Harvey or Classic Media. See "— Termination."

Assigned Assets

    At the closing of the asset purchase and sale, Harvey will transfer to Classic Media the following assets representing Harvey's classic cartoon character business:

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  All of the Harvey classic cartoon characters and all assets, books and records related thereto (including without limitation domain names, copyrights, trademarks, and governmental or regulatory licenses), except for the excluded assets described below (See "— Retained Assets.");

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  All cash proceeds received on or after February 1, 2001 from Harvey's exploitation or licensing of the Harvey classic cartoon characters and the assets related thereto;

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  All contracts and agreements relating to the Harvey classic cartoon characters;

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  All accounts, notes and other receivables related to the Harvey's business of exploiting the Harvey classic cartoon characters;

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  Other assets and claims against third parties; and

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  All goodwill.

Retained Assets

    After the closing of the asset purchase and sale, Harvey will continue to own the following assets:

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  All assets not used primarily in Harvey's business of exploiting the Harvey classic cartoon characters;

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  A limited number of license agreements;

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  All real property leases;

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  The "Settlement Agreement and Mutual General Release" dated as of December 15, 2000 between the Company and Rick Mischel;

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  All of Harvey's cash (including certain payments due from Hearst Entertainment) on hand, bank accounts and securities including all stock in Harvey's subsidiaries;

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  All capital stock and securities currently owned; and

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  All assets used in connection with Harvey's general corporate organizational function, including furniture and fixtures.

Assumed Liabilities

    At the closing of the asset purchase and sale, Classic Media will assume certain of the obligations and liabilities of Harvey including, without limitation:

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  All liabilities and obligations accruing or arising on or after February 1, 2001 under the agreements to be assigned by Harvey to Classic Media at the closing;

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  All third party payments arising in the generation of the accounts receivable to be transferred to Classic Media and certain other third party payments;

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  Payments of up to $180,000 due to Columbia/TriStar regarding "Baby Huey's Great Easter Adventure";

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  Up to $100,000 of liabilities and obligations arising prior to February 1, 2001 regarding Harvey's business of exploiting the Harvey classic cartoon characters;

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  Delivery costs of up to $150,000 under Harvey's "Harveytoons" distribution agreement with Entertainment Rights plc;

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  A portion of the consulting payments payable to former Harvey executive Rick Mischel;

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  All sales, use and transfer taxes payable in connection with the asset purchase and sale; and

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  Certain other obligations to consultants and third parties.

Retained Liabilities

    Following the closing of the asset purchase and sale, Harvey will continue to own and be responsible for all liabilities and obligations not assumed by Classic Media.

Consideration

    At the closing of the asset purchase and sale, Classic Media will pay to Harvey $17,000,000, including $14,000,000 in cash, which amount will be reduced by certain prorated expenses and for certain accounts receivable collected by Harvey between February 1, 2001 and closing, and $3,000,000 from the escrow deposit. In addition, at the Closing, Classic Media shall assume certain liabilities and allegations of Harvey, including without limitation, those listed above.

Representations And Warranties

    The Asset Purchase and Sale Agreement contains customary representations and warranties made by Harvey. These representations and warranties relate to various aspects of Harvey's business, including the following:

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  Organization and good standing of Harvey;

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  Capital structure;

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  Authorization, execution, delivery and enforceability of the Asset Purchase and Sale Agreement and related agreements;

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  Absence of conflicts or need for consent or approval of any governmental entity or third party;

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  Title to properties and assets and absence of liens and encumbrances;

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  The intellectual property assets;

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  Absence of changes in Harvey's business;

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  Accuracy of information included in this proxy statement;

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  Absence of litigation;

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  Absence of broker's fees payable in connection with the asset purchase and sale; and

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  Accuracy and completeness of representations and warranties made.

    The representations and warranties of Harvey terminate one year after the closing of the asset purchase and sale, except that (i) representations and warranties regarding taxes terminate ninety days after the statute of limitations regarding tax claims has run, (ii) representations and warranties regarding the following matters will survive indefinitely: organization; capital structure; authorization, execution, delivery and enforceability; absence of conflicts or need for consent or approval of any governmental entity or third party; title to properties and assets and absence of liens and encumbrances; no brokers; and solvency and (iii) any representation and warranty as to which a claim is submitted in writing prior to the expiration of the applicable survival period hereunder shall survive until the matter is resolved. Claims for breaches of representations or warranties that are based on fraud or an intentional misrepresentation shall survive until the resolution of claims with respect thereto.

    The Asset Purchase and Sale Agreement also contains customary representations and warranties made by Classic Media. These representations and warranties relate to various aspects of Classic Media's business, including the following:

  •
  Organization and good standing of Classic Media;

  •
  Authorization, execution, delivery and enforceability of the Asset Purchase and Sale Agreement and related agreements;

  •
  Absence of conflicts or need for consent or approval of any governmental entity or third party;

  •
  Accuracy of information regarding Classic Media included in this proxy statement;

  •
  Absence of broker's fees payable in connection with the asset purchase and sale; and

  •
  Classic Media's access to sufficient financing to consummate the asset purchase and sale.

    The representations and warranties of Classic Media survive indefinitely. The full representations and warranties contained in the Asset Purchase and Sale Agreement are complicated and not easily summarized. You are urged to carefully read the articles of the Asset Purchase and Sale Agreement entitled "Representations and Warranties of Sellers" and "Representations and Warranties of Purchaser."

Pre-Closing Covenants Of The Parties

    Each of Harvey and Classic Media has covenanted and agreed to take, or refrain from taking, certain actions pending the closing of the asset purchase and sale, including, without limitation:

    Conduct of Business.  Until the closing of the asset purchase and sale, Harvey shall, among other things: (1) conduct its business only in the ordinary course consistent with past practice and shall pay its liabilities when due and perform it obligations in accordance with past practice, (2) use commercially reasonable efforts to preserve intact the business to be purchased by Classic Media, to preserve its business relationships, licenses and franchises, (3) maintain its insurance coverage, and (4) not take any action to cause its representations or warranties to become untrue or which would impair Harvey's ability to consummate the asset purchase and sale. Furthermore, after the execution of the Asset Purchase and Sale Agreement and until the closing, neither Harvey nor its affiliates shall do, cause or permit certain actions, without the prior written consent of Classic Media.

    Information.  Harvey shall give to Classic Media and Classic Media's officers, accountants, counsel, financial advisers, and other representatives, reasonable access to information, books and records throughout the period prior to the closing.

    No Solicitation of Other Offers.  Harvey has agreed (i) that it shall not solicit or initiate any other offer or proposal to acquire or invest in Harvey or to acquire its assets until the earlier of the termination of the Asset Purchase and Sale Agreement or the date of the asset purchase and sale, (ii) that it will not provide information about itself to any other party or enter into any agreements with any party in connection with a proposal to acquire or invest in Harvey or its assets, and (iii) that it will not agree to enter into, or make any statement in favor of, any alternative transaction. If Harvey receives any inquiry or an unsolicited acquisition proposal, Harvey has agreed to immediately notify (i) the offering party that Harvey has entered into an exclusive sales contract and cannot negotiate any alternative offers and (ii) disclose to Classic Media the identity of the person making such inquiry or acquisition proposal and the terms of such proposal. Notwithstanding the foregoing limitations, Harvey may enter into negotiations and transaction with third parties regarding the sale of its PM Entertainment subsidiary or the sale of the capital stock of Harvey, if the offering party agrees to perform the Classic Media Asset Purchase and Sale Agreement. In addition, Harvey may negotiate and/or approve an alternative transaction if Harvey's Board of Directors has determined, based upon advice of outside counsel, that it is required to do so in order discharge properly its fiduciary duties; in connection therewith, Harvey may provide non-public information about Harvey to a third party offeror upon receipt of a confidentiality agreement from such offeror.

    Consents.  Harvey has agreed to use commercially reasonable efforts to obtain any consents, approvals, or waivers from third parties required to be obtained by Harvey in connection with the transactions contemplated in the Asset Purchase and Sale Agreement.

    Confidentiality.  The parties agree that the current confidentiality agreement between them shall remain in effect either (i) until the closing or (ii) after the termination of the Asset Purchase and Sale Agreement.

    Delivery of Physical Properties.  Within ten days prior to the closing, Harvey and Classic Media shall cooperate, at Classic Media's expense, to package and deliver to Classic Media the physical properties to be transferred to Classic Media at the closing.

    Other Agreements.  Harvey and Classic Media have also agreed to certain other customary covenants and agreements.

Post-Closing Covenants Of The Parties

    Each of Harvey and Classic Media has covenanted and agreed to take, or refrain from taking, certain actions after the closing of the asset purchase and sale, including:

    Confidentiality.  After the Closing, Harvey has agreed to keep confidential all confidential, proprietary and technical information relating to Classic Media and the assets and business to be transferred to Classic Media at the closing. After the Closing, Classic Media has agreed to keep confidential all confidential, proprietary and technical information relating to Harvey's continuing business.

    Change in Corporate Names.  Within ten days after the closing, Harvey and its affiliates shall change their corporate names to eliminate any references to "Harvey," "Harvey Entertainment," "Baby Huey" or "BHP" or any confusingly similar names.

    Retained Liabilities; Assigned Contracts.  Harvey has agreed to pay, perform and discharge when due all liabilities and obligations concerning the business and assets retained by Harvey after the closing. Classic Media has agreed to pay, perform and discharge when due all liabilities and obligations concerning the business and assets transferred to Classic Media at the closing.

    Accounts Receivable.  In the event that after the closing one of the parties receives payment on an account receivable that should have been paid to the other party, such receiving party shall promptly remit such payment to the other party.

    Other Agreements.  Harvey and Classic Media have agreed to certain other customary covenants and agreements.

Conditions To The Closing of the Asset Purchase And Sale

    There are numerous conditions that have to be satisfied or waived before the asset purchase and sale can be completed. These conditions are divided into two categories, and are summarized generally below.

    The Obligations of Classic Media to Complete the Asset Purchase and Sale.  The obligations of Classic Media to complete the asset purchase and sale are subject to the following conditions, among others:

  •
  the asset purchase and sale shall have been duly and validly approved by Harvey's shareholders;

  •
  no court order or other legal restraint or prohibition preventing the consummation of the asset purchase and sale shall be in effect or pending;

  •
  Harvey's representations and warranties must be true and correct in all material respects date and Harvey, in all material respects, shall have performed and complied with all of its covenants;

  •
  certain consents and approvals required to consummate the asset purchase and sale shall have been obtained, provided that in the event a required consent has not been obtained, the parties have agreed to use their best efforts to "close around" such consent;

  •
  Classic Media shall have received a signed settlement and mutual release of claims from Harvey pursuant to which the parties shall release all claims against each other arising out of the parties disagreements concerning the letter of intent between them and the transaction contemplated thereby;

  •
  Classic Media shall have received from Harvey duly executed joint escrow instructions regarding the release to Harvey of the $3,000,000 escrow deposit;

  •
  Classic Media shall have received a legal opinion from legal counsel to Harvey; and

  •
  since the date of the Asset Purchase and Sale Agreement no material adverse change shall have occurred.

    The Obligation of Harvey to Complete the Asset Purchase and Sale.  The obligation of Harvey to complete the asset purchase and sale is subject to the following conditions:

  •
  the asset purchase and sale shall have been duly and validly approved by Harvey's shareholders;

  •
  no court order or other legal restraint or prohibition preventing the consummation of the asset purchase and sale shall be in effect or pending;

  •
  Classic Media's representations and warranties must be true and correct in all material respects and Classic Media, in all material respects, shall have performed and complied with all of its covenants and agreements; and

  •
  Harvey shall have received a legal opinion from legal counsel to Classic Media.

Indemnification

    Subject to certain limitations, Harvey will indemnify and hold harmless Classic Media and its officers, directors, agents, employees, and control persons from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, or causes of action, including, without limitation, reasonable legal fees, resulting from (1) any failure of any of the representations and warranties made by Harvey under the Asset Purchase and Sale Agreement or the other transaction documents to be true and accurate at the time that they were made (including, if applicable, as of the closing date), (2) any material breach or default by Harvey of any covenant or agreement made by Harvey in the Asset Purchase and Sale Agreement and the other transaction documents, (3) any misrepresentation or inaccuracy contained in any certificate or statement delivered by Harvey to Classic Media in connection with the Asset Purchase and Sale Agreement, or (4) any failure by Harvey to perform and discharge its retained liabilities.

    Classic Media will indemnify and hold harmless Harvey and its officers, directors, agents, employees, and control persons from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, reasonable legal fees, resulting from (1) Classic Media's material breach of any of the representations and warranties made by Classic Media under the Asset Purchase and Sale Agreement or the other transaction documents, (2) any material breach or default by Classic Media of any covenant or agreement made by Classic Media in the Asset Purchase and Sale Agreement and the other transaction documents, (3) any misrepresentation or inaccuracy contained in any certificate or statement delivered by Classic Media to Harvey in connection with the Asset Purchase and Sale Agreement, (4) any failure by Classic Media to perform and discharge the liabilities assumed by Classic Media at the closing, or (5) any claims, liabilities or obligations with respect to Classic Media's operation of the purchased business after the closing.

    Classic Media and Harvey have agreed to certain procedures for dealing with indemnification claims and third party claims, and:

  •
  Classic Media's right to indemnification for breach of certain representations and warranties shall accrue only if the aggregate of all losses with respect to such breaches exceeds $100,000 and then only to the extent of any excess losses over such $100,000 amount. Classic Media's maximum recovery for breaches of representations and warranties shall be capped at $2,000,000, except that such damages cap shall not apply to damages occasioned by breaches of representations and warranties concerning the following matters: Harvey's organization and good standing, Harvey's authority to enter into the agreement and the binding effect thereof, Harvey's title to assets and the absence of liens on such assets, the absence of obligations to pay brokers or finders, and Harvey's solvency.

  •
  An indemnifying party shall be liable for damages for an indefinite period of time, except that claims by Classic Media for breaches of certain of Harvey's representations and warranties must be asserted within the survival time limits applicable to such representations and warranties. See "— Representations and Warranties."

Termination

    The parties may terminate the Asset Purchase and Sale Agreement at any time prior to the completion of the asset purchase and sale by mutual consent.

    Either Classic Media or Harvey may terminate the Asset Purchase and Sale Agreement at any time prior to the completion of the asset purchase and sale:

  •
  if the asset purchase and sale has not been completed by June 30, 2001 (and a later date has not been mutually agreed upon by the parties), unless the failure to complete the asset purchase and sale is the result of a breach of the Asset Purchase and Sale Agreement by the party seeking to terminate the Asset Purchase and Sale Agreement, or

  •
  if any permanent injunction or other order of a court or other competent authority prevents completion of the asset purchase and sale and the transactions contemplated by the Asset Purchase and Sale Agreement.

    Classic Media may terminate the Asset Purchase and Sale Agreement at any time prior to the completion of the asset purchase and sale:

  •
  provided that Classic Media is not then in breach, if Harvey breaches its representations or warranties under the Asset Purchase and Sale Agreement or such representations and warranties shall have become materially untrue or if Harvey materially breaches any obligation under the Asset Purchase and Sale Agreement and such breach remains uncured for a period ending on the earlier of June 30, 2001 or 20 days after receipt of written notice from Classic Media;

  •
  if Harvey shall have convened a meeting of its shareholders and they shall have failed to approve the asset purchase and sale on or before June 30, 2001;

  •
  if there shall have occurred at any time a material adverse change affecting the assets to be transferred to Classic Media at the closing; or

  •
  if Harvey's Board of Directors shall have withdrawn its approval for the asset purchase and sale or shall have recommended an alternative transaction to Harvey's shareholders.

    If the Asset Purchase and Sale Agreement is terminated by Classic Media as set forth above because of Harvey's material breach of a representation or warranty or material, uncured breach of a covenant, (x) the $3,000,000 escrow deposit shall be released to Classic Media and Harvey and Classic Media shall enter into a mutual release of all claims against each other arising in connection with the terminated letter of intent, (y) Harvey shall reimburse Classic Media for up to $1,000,000 of Classic Media's fees and expenses incurred in connection with the asset purchase and sale and the letter of intent and (z) Harvey shall pay an additional $500,000 termination fee to Classic Media.

    If the Asset Purchase and Sale Agreement is terminated by Classic Media as set forth above because (i) Harvey's shareholders fail to approve the asset purchase and sale at the shareholders' meeting, or (ii) Harvey's board withdraws its approval of the asset purchase and sale or recommends an alternative transaction, then (x) the $3,000,000 escrow deposit shall be released to Classic Media and Harvey and Classic Media shall enter into a mutual release of all claims against each other arising in connection with the terminated letter of intent, (y) Harvey shall reimburse Classic Media for up to $1,000,000 of Classic Media's fees and expenses incurred in connection with the asset purchase and sale and the letter of intent and (z) if Harvey shall enter into an agreement for or shall have consummated an alternative transaction within six (6) months of such termination, Harvey shall pay an additional $500,000 fee to Classic Media upon the consummation of such transaction.

    Harvey may terminate the Asset Purchase and Sale Agreement at any time prior to the completion of the asset purchase and sale:

  •
  provided that Harvey is not then in breach, if Classic Media breaches its representations or warranties under the Asset Purchase and Sale Agreement or such representations and warranties shall have become materially untrue or if Classic Media materially breaches any obligation under the Asset Purchase and Sale Agreement and such breach remains uncured for a period ending on the earlier of June 30, 2001 or 20 days after receipt of written notice from Harvey;

  •
  if Harvey shall have convened a meeting of its shareholders and they shall have failed to approve the asset purchase and sale on or before June 30, 2001; or

  •
  if Harvey's Board of Directors shall have withdrawn its approval for the asset purchase and sale or shall have recommended an alternative transaction to Harvey's shareholders.

    If the Asset Purchase and Sale Agreement is terminated by Harvey as set forth above because of Classic Media's material breach of a representation or warranty or material, uncured breach of a covenant, (y) the $3,000,000 escrow deposit shall be released to Harvey and Harvey and Classic Media shall enter into the settlement and mutual release of all claims, and (z) Classic Media shall reimburse

Harvey for up to $120,000 of Harvey's fees and expenses incurred in connection with the asset purchase and sale and the letter of intent.

    If the Asset Purchase and Sale Agreement is terminated by Harvey as set forth above because (i) Harvey's shareholders fail to approve the asset purchase and sale at the shareholders' meeting, or (ii) Harvey's board withdraws its approval of the asset purchase and sale or recommends an alternative transaction, then (x) the $3,000,000 escrow deposit shall be released to Classic Media and Harvey and Classic Media shall enter into the mutual release of all claims, (y) Harvey shall reimburse Classic Media for up to $1,000,000 of Classic Media's fees and expenses incurred in connection with the asset purchase and sale and the letter of intent and (z) if Harvey shall enter into an agreement for or shall have consummated an alternative transaction, Harvey shall pay an additional $500,000 fee to Classic Media upon the consummation of such transaction.

    If the Asset Purchase and Sale Agreement is terminated for any other reason, on or before June 30, 2001, including without limitation the failure to obtain any third party consents necessary to assign and transfer certain contracts, the occurrence of a material adverse change or the enjoining of the asset purchase and sale, the $3,000,000 deposit shall be released to Classic Media, the parties shall enter into the settlement and release of claims, and each party shall bear its own costs and expenses.

Amendment

    The Asset Purchase and Sale Agreement may be amended at any time by execution of an instrument in writing signed on behalf of each of the parties; provided that an amendment made subsequent to approval of the Asset Purchase and Sale Agreement by the shareholders of Harvey shall not be adopted unless either (i) pursuant to applicable law the further approval of Harvey's shareholders is not required or (ii) Harvey's shareholders have duly approved such amendment.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

WILLIAM MERRIGAN

    Mr. Merrigan was a member of Harvey's Board of Directors from October 2000 until March 2001. Pursuant to a consulting agreement with Mr. Merrigan executed on May 28, 2000, if Harvey undergoes a sale, change of control, or equity infusion within 12 months of the commencement date of the agreement, Mr. Merrigan is entitled to receive a success bonus in the amount of $45,000. In light of the proposed sale to Classic Media, Harvey has agreed to commence paying Mr. Merrigan the bonus of $45,000, payable in $5,000 monthly installments commencing in March 2001 and continuing until the earlier of the close of a sales transaction, such as the current Classic Media transactions, or the payment of a total of $45,000.

ERIC S. MISCHEL

    Mr. Mischel entered into an employment agreement with Harvey on April 26, 1999, which provided that Mr. Mischel would serve as Harvey's President and Chief Operating Officer for a term of four years. On December 15, 2000, Harvey and Mr. Mischel entered into a settlement agreement, effective as of January 1, 2001 through April 25, 2002, which terminates Mr. Micshel's previous employment agreement and provides that Mr. Mischel is to work for Harvey on a part time basis for an annual consulting fee of $134,365. The settlement agreement also states that if Harvey is sold to a third party during the term of the settlement agreement, Harvey is to pay Mr. Mischel an amount equal to $313,500 less the amounts previously paid to Mischel under the terms of the settlement agreement: such payment is not triggered by the Classic Media asset purchase and sale. Payment is to be made within 5 days of the consummation of the sale. If the acquiring entity fails to pay the foregoing amount, Mr. Mischel is entitled to receive $627,000 less the amounts previously paid to Mischel under the terms of the settlement agreement.

REGULATORY APPROVALS

    Other than the filing of this Proxy Statement, there are no federal or state regulatory requirements or approvals that must be complied with in connection with the transaction.

FEDERAL INCOME TAX CONSEQUENCES

    There are no material federal income tax consequences to either Harvey or its Shareholders that arise out of this transaction.

FINANCIAL INFORMATION

AUDITED FINANCIAL STATEMENTS

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

TABLE OF CONTENTS

PAGE
REPORT OF INDEPENDENT ACCOUNTANTS	29
CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
Consolidated Balance Sheets	30 to 31
Consolidated Statements of Operations	32
Consolidated Statements of Stockholders' Equity	33
Consolidated Statements of Cash Flows	34 to 35
Notes to Consolidated Financial Statements	35 to 47

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of
The Harvey Entertainment Company:

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of The Harvey Entertainment Company and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company needs to obtain additional sources of financing in order to fund its ongoing operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

PricewaterhouseCoopers LLP
Century City, California
April 13, 2001

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	Years Ended December 31,
	2000	1999
ASSETS
Cash and cash equivalents	$1,588,000	$5,825,000
Marketable securities	26,000	2,037,000
Accounts receivable, net of allowance for doubtful accounts of $521,000 and $235,000 in 2000 and 1999, respectively and net of a returns reserve of $193,000 and zero in 2000 and 1999 respectively	16,919,000	634,000
Prepaid expenses and other assets	2,927,000	938,000
Income tax receivable	540,000	540,000
Film inventory, net of accumulated amortization of $19,005,000 and $9,124,000 in 2000 and 1999, respectively	17,953,000	9,398,000
Fixed assets, net of accumulated depreciation of $1,045,000 and $755,000 in 2000 and 1999, respectively	848,000	432,000
Goodwill, net of accumulated amortization of $1,734,000 and $1,352,000 in 2000 and 1999, respectively	4,979,000	1,243,000
Trademarks, copyrights and other intangibles, net of accumulated amortization of $457,000 and $370,000 in 2000 and 1999, respectively	1,429,000	1,252,000

TOTAL ASSETS	$47,209,000	$22,299,000

See accompanying notes to consolidated financial statements.
(Continued)

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	Years Ended December 31,
	2000	1999
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Accounts payable and accrued liabilities	$3,780,000	$477,000
Accrued marketing expenses	182,000	1,200,000
Participations payable	4,283,000	556,000
Deferred revenue	3,959,000	—
Notes payable	19,967,000	—

Total liabilities	32,171,000	2,233,000

Series A convertible preferred stock, $100 stated value, 300,000 shares authorized, 124,000 and 199,000 shares issued and outstanding at December 31, 2000 and 1999, respectively, liquidation preference of $12,435,000 and $19,916,000 at December 31, 2000 and 1999, respectively	10,368,000	16,376,000

COMMITMENTS AND CONTINGENCIES (NOTE 11)
STOCKHOLDERS' EQUITY:
Preferred stock, $1 par value, 3,000,000 shares authorized (300,000 shares have been designated as Series A convertible preferred stock and 300,000 shares designated as Series B convertible preferred stock)	—	—
Series B convertible preferred stock, $100 stated value, 300,000 shares authorized, 89,000 shares issued and outstanding at December 31, 2000, liquidation preference of $8,911,000 at December 31, 2000	8,911,000	—
Common stock, no par value, 30,000,000 shares authorized, 4,550,000 and 4,187,000 shares issued and outstanding at December 31, 2000 and 1999, respectively	23,936,000	22,268,000
Additional paid in capital	3,942,000	4,523,000
Accumulated other comprehensive loss	—	(3,037,000)
Accumulated deficit	(32,119,000)	(20,064,000)

Total stockholders' equity	4,670,000	3,690,000

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$47,209,000	$22,299,000

See accompanying notes to consolidated financial statements.

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2000	1999
OPERATING REVENUES:
Filmed entertainment	$17,075,000	$24,000
Merchandising	2,192,000	1,385,000
Publishing	56,000	129,000

Total operating revenues	19,323,000	1,538,000

COST OF REVENUES:
Film costs	12,900,000	2,241,000
Other costs of sales	255,000	718,000

Total cost of revenues	13,155,000	2,959,000

GROSS PROFIT/(LOSS)	6,168,000	(1,421,000)
OPERATING EXPENSES:
Selling, general and administrative expenses (including stock based compensation of zero in 2000 and $108,000 in 1999)	9,415,000	6,662,000
Amortization of goodwill, trademarks, copyrights and other	469,000	236,000
Depreciation expense	290,000	187,000

Total operating expenses	10,174,000	7,085,000

LOSS FROM OPERATIONS	(4,006,000)	(8,506,000)
LOSS ON SALE OF MARKETABLE SECURITIES	(3,989,000)	—
LOSS ON IMPAIRMENT OF MARKETABLE SECURITIES	(474,000)	—
OTHER EXPENSES, NET	(2,000)	(219,000)
INTEREST (EXPENSE)/INCOME, NET	(1,579,000)	171,000

LOSS BEFORE INCOME TAXES	(10,050,000)	(8,554,000)
INCOME TAX PROVISION	(4,000)	(3,000)

NET LOSS	$(10,054,000)	$(8,557,000)
Preferred stock dividends and deduction for beneficial conversion feature	(1,431,000)	(3,029,000)
Excess of fair value of Series B convertible preferred stock issued less the carrying amount of Series A convertible preferred stock redeemed and the associated beneficial conversion feature on Series A convertible preferred stock redeemed	(570,000)	—

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS	$(12,055,000)	$(11,586,000)

NET LOSS PER SHARE OF COMMON STOCK:
Basic and Diluted	$(2.70)	$(2.77)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and Diluted	4,458,000	4,187,000

See accompanying notes to consolidated financial statements.

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

YEARS ENDED DECEMBER 31, 2000 AND 1999

	Series B Preferred		Common Stock
					Additional Paid in Capital	Accum. Other Comprehensive Income/(loss)	Accumulated Deficit
	Shares	Amount	Shares	Amount				Total
BALANCE, DECEMBER 31, 1998	—	$—	4,187,000	$22,160,000	$—	$—	$(8,478,000)	$13,682,000
Issuance of warrants					2,360,000			2,360,000
Beneficial conversion feature on convertible preferred stock					2,163,000		(2,163,000)	—
Stock based compensation				108,000				108,000
Stock dividends declared							(866,000)	(866,000)
Components of comprehensive loss:
Unrealized holding loss on equity securities						(4,189,000)		(4,189,000)
Gain on derivative financial instruments						1,152,000		1,152,000
Net loss							(8,557,000)	(8,557,000)

Total comprehensive loss								(11,594,000)

BALANCE, DECEMBER 31, 1999	—		4,187,000	22,268,000	4,523,000	(3,037,000)	(20,064,000)	3,690,000
Issuance of warrants					320,000			320,000
Issuance of common stock			363,000	1,668,000				1,668,000
Conversion of preferred stock	85,000	8,459,000			(901,000)		(570,000)	6,988,000
Stock dividends declared	4,000	452,000					(1,431,000)	(979,000)
Components of comprehensive loss:
Realization of loss upon sale or impairment of equity securities						(3,037,000)		(3,037,000)
Net loss							(10,054,000)	(10,054,000)

Total comprehensive loss								(7,017,000)

BALANCE, DECEMBER 31, 2000	89,000	$8,911,000	4,550,000	$23,936,000	$3,942,000	$—	$(32,119,000)	$4,670,000

See accompanying notes to consolidated financial statements.

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(10,054,000)	$(8,557,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	290,000	187,000
Loss on disposition of fixed assets	—	90,000
Amortization of film inventory	9,881,000	2,232,000
Amortization of goodwill, trademark, copyrights and other	469,000	236,000
Loss on sale of marketable securities	3,989,000	—
Stock based compensation	—	108,000
Premium on derivative financial instruments, net	—	181,000
Changes in operating assets and liabilities:
Marketable securities	(26,000)	—
Accounts receivable, net	(3,392,000)	1,055,000
Prepaid expenses and other assets	(1,383,000)	(433,000)
Income taxes receivable, net of income taxes payable	—	27,000
Investment in film inventory	(9,536,000)	(757,000)
Accounts payable and accrued expenses	2,915,000	(564,000)
Accrued marketing expense	(1,018,000)	—
Participations payable	(454,000)	(305,000)
Deferred revenue	2,639,000	—

Net cash used in operating activities	(5,680,000)	(6,500,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
Sale of marketable securities	1,085,000	—
Purchase of property and equipment	(129,000)	(208,000)
Purchase of PM Entertainment Group, Inc.	(5,508,000)	—
Investments in trademarks and copyrights	(262,000)	(283,000)

Net cash used in investing activities	(4,814,000)	(491,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank loans, net	13,437,000	—
Repayment on notes payable	(7,180,000)	—
Repayment on line of credit, net	—	(250,000)
Proceeds from issuance of convertible preferred stock, net	—	11,644,000
Proceeds from sale of derivative financial instruments, net	—	971,000

Net cash provided by financing activities	6,257,000	12,365,000

NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	(4,237,000)	5,374,000
CASH AND CASH EQUIVALENTS, Beginning of year	5,825,000	451,000

CASH AND CASH EQUIVALENTS, End of year	$1,588,000	$5,825,000

See accompanying notes to consolidated financial statements.

(Continued)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$(900,000)	$(81,000)
Income taxes	$(11,000)	$(3,000)

NON-CASH FINANCING ACTIVITY:

See Notes 2, 3 and 8 for disclosure of non-cash financing activity.

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2000 AND 1999

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Background and Operations—The Harvey Entertainment Company ("Harvey" or the "Company") is incorporated in the state of California and is primarily engaged in the exploitation of motion picture product and related intellectual property. Harvey is the successor to Harvey Comics, Inc. which was founded in 1939 by the Harvey family. In 1989, Harvey's predecessor purchased Harvey Comics, Inc. to exploit its intellectual property related to the well know characters Casper the Friendly Ghost, Richie Rich, Baby Huey, Wendy the Good Little Witch, and Hot Stuff. In 1993, the Company completed its initial public offering of common stock. In April 2000, the Company acquired Pepin/Merhi Entertainment Group, Inc. ("PM Entertainment"), a producer and distributor of motion picture product (see Note 3).

    Going Concern—The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. During 2000, the Company incurred significant losses and negative cash flows and has no remaining borrowing capacity with its current lenders. At December 31, 2000, the Company is in default under the terms of certain notes payable agreements. Consequently, the Company needs to obtain additional sources of financing in order to fund the ongoing operations of the business until the Company is profitable. The Company has commenced discussions on obtaining a new credit facility to provide some working capital for ongoing operations. As discussed in Note 16, the Company has entered into an agreement with Classic Media, LLC, which contemplates that the Company will receive $16 million cash in exchange for certain assets, properties and rights relating to Harvey's library of classic characters. Completion of this transaction is contingent upon occurrence of certain events, including the receipt of consents from various entities with whom the Company does business. There is no assurance that this transaction will be completed. Substantial doubt exists as to the Company's ability to continue as a going concern for a reasonable period of time.

    Basis of Presentation and Principles of Consolidation—The consolidated financial statements reflect the financial position, results of operations and cash flows of the Company and its wholly owned subsidiaries. The Company has elected to present an unclassified balance sheet. All significant intercompany accounts and transactions have been eliminated on consolidation.

    Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Cash and Cash Equivalents—The Company considers investments with original maturities of 90 days or less to be cash equivalents.

    Film Inventory—The Company accounts for film costs in accordance with Statement of Financial Accounting Standards ("SFAS") No. 53, "Financial Reporting by Producers and Distributors of Motion Picture Films". Film inventory is stated at the lower of cost less accumulated amortization or estimated net realizable value. Film inventory which consists of direct production costs, exploitation costs, production overhead and capitalized interest is amortized using the individual film forecast method. The individual film forecast method amortizes film inventory in the ratio that the current period's gross revenue bears to the total estimated gross revenues to be derived from all sources. Such estimates are revised periodically, and estimated losses, if any, are provided for in full at the time determined.

    Fixed Assets—Fixed assets are stated at cost and are depreciated using the straight-line method over three to ten year estimated lives. Leasehold improvements are amortized over the shorter of the lease term or the estimated life of the improvement.

    Goodwill—Goodwill represents the excess of the consideration paid for Harvey Comics, Inc. and PM Entertainment over the estimated fair value of net assets acquired. Goodwill is being amortized on a straight-line basis over twenty years for Harvey Comics, Inc, and over ten years for PM Entertainment.

    Trademarks and Copyrights—Trademarks and copyrights represent cost incurred to register intellectual property owned by the Company and are amortized on a straight-line basis over twenty years.

    Long-Lived Assets—The Company reviews its long-lived and intangible assets for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. If such assets are considered impaired, the amount of the impairment loss recognized is measured as the amount by which the carrying value of the asset exceeds the fair value of the asset, fair value being determined based upon discounted cash flows or appraised values, depending on the nature of the asset. The Company has identified no such impairment losses.

    Revenue Recognition—The majority of the Company's licensing agreements for motion picture product and related merchandising call for nonrefundable guaranteed fees, which are recognized as revenue when the license period begins, provided certain conditions have been met. Additional revenues in excess of non-refundable guaranteed fees are recognized when earned based on receipt of royalty statements. Payments received under licensing agreements for which the product is not yet available are recorded as deferred revenue.

    The Company recognizes revenue related to sales of motion picture product on videocassette and Digital Video Disk upon shipment of the product. At the time it recognizes the revenue, the Company estimates returns and records a corresponding reduction of revenue.

    Concentration of Credit Risk—Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents and accounts receivable. The Company maintains its cash and cash equivalents with high credit quality financial institutions; at times, such balances with any one financial institution may exceed FDIC insured limits. Concentration of credit risk associated with accounts receivable is limited due to the large number of customers, as well as their dispersion across geographic areas. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. Although the Company has a diversified customer base, a substantial portion of its debtors' ability to honor their contracts is dependent upon financial conditions in the filmed entertainment and merchandising industries.

    Income Taxes—The Company records income taxes in accordance with the provisions of SFAS No. 109, "Accounting for Income Taxes." The standard requires, among other provisions, an asset and liability approach to recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. Valuation allowances are provided if, based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

    Stock-Based Compensation—The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board ("APB") No. 25, "Accounting for Stock Issued to Employees," and FASB Interpretation ("FIN") No. 28 "Accounting for Stock Appreciation Rights and Other Variable Stock Option Award Plans an Interpretation of APB Opinions No. 15 and 25" and complies with the disclosure requirements of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation." Under APB No. 25, compensation cost, if any, is recognized over the respective vesting period based on the difference, if any, on the date of grant, between the fair value of the Company's common stock and the grant price. The Company accounts for stock issued to non-employees in accordance with the provisions of SFAS No. 123 and EITF 96-18, "Accounting for Equity Instruments that are issued to other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services."

    In March 2000, the Financial Accounting Standards Board issued FIN No. 44 "Accounting for Certain Transactions involving Stock Compensation." FIN No. 44 provides guidance for issues arising in applying APB No. 25. FIN No. 44 applies specifically to new awards, exchanges of awards in a business combination, modification to outstanding awards, and changes in grantee status that occur on or after

July 1, 2000, except for the provisions related to repricing and the definition of an employee which apply to awards issued after December 15, 1998. The Company's financial statements have been prepared under the guidance provided by FIN No. 44.

    Comprehensive Income—The Company accounts for comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive income, as defined, includes all changes in equity during a period from non-owner sources.

    Net Loss Per Share—Basic and diluted net loss per share is computed by dividing the net loss applicable to common stockholders by the weighted average number of shares of common stock and common equivalent shares outstanding. Common equivalent shares related to stock options, warrants and convertible preferred stock have been excluded from the computation because their effect is anti-dilutive.

    Financial Instruments—In 1999, the Company entered into derivative financial instrument contracts for the purpose of minimizing risk associated with changes in the market value of the Company's investment in common stock of The Kushner-Locke Company ("Kushner-Locke") (the "Hedged Security") that could adversely affect its results of operations and financial position if un-hedged. The Company does not use derivative financial instruments for trading or speculative purposes.

    Gains or losses on these derivative financial instruments are offset against the unrealized gains and losses associated with this Hedged Security. At December 31, 1999, all derivative financial instrument contracts entered into by the Company had expired.

    The Company's other financial instruments consist of cash and cash equivalents, marketable securities classified as available for sale, accounts receivable, accounts payable, accrued expenses and notes payable. The carrying values of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and notes payable are representative of their fair values due to their short-term maturities. Marketable securities classified as available for sale are stated at fair value in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

    Reclassifications—Certain reclassifications have been made to the 1999 consolidated financial statements to conform with the current year's presentation.

    New Accounting Guidance—Financial Instruments—In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB delayed the effective date of the standard, which will now be effective for the Company's fiscal year beginning January 1, 2001. If the Company enters into derivative transactions in the future, SFAS No. 133 will require the Company to record all derivatives on the balance sheet at fair value. Changes in derivative fair values will either be recognized in earnings as offsets to the changes in fair value of related hedged assets, or deferred and recorded as a component of accumulated other comprehensive income until the hedged transactions occur and are recognized in earnings. The ineffective portion of a hedging derivative's change in fair value will be immediately recognized in earnings. The impact of SFAS No. 133 on the Company's financial statements will depend on a variety of factors, including the extent of the Company's future hedging activities, the types of hedging instruments used and the effectiveness of such instruments. Management does not expect the impact of adopting SFAS No. 133 on the Company's financial statements to be significant.

    In December 1999, the Staff of the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition" ("SAB 101"). The Company's financial statements have been prepared under the guidance provided by SAB 101.

    On June 12, 2000, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 00-2 "Accounting by Producers or Distributors of Films", which replaces SFAS No. 53, is effective for the Company's fiscal year beginning January 1, 2001. This Statement of Position establishes new film accounting standards, including changes in revenue recognition and accounting for advertising, development and overhead costs. Under the new standard, all exploitation costs such as advertising expenses and marketing costs for theatrical and television products will be expensed as incurred, whereas under the existing standards, these costs are capitalized and amortized over the products' lifetime revenues. In addition, the new standard requires that development costs for abandoned projects be charged directly to expense instead of those costs being capitalized to film costs, which is what the current guidance prescribes. Management estimates the cumulative charge for the change in accounting principle, to be accounted for upon adoption of SOP 00-2 in the current fiscal quarter ended March 31 2001, will be in the range of $1,000,000 to $2,000,000.

2. 1999 REFINANCING

    In April 1999, the Company entered into a Stock Purchase Agreement by and among the Company, certain investors, and Kushner-Locke pursuant to which the Company agreed to issue 170,000 shares of its Series A Convertible Preferred Stock, stated value of $100 per share ("Series A Preferred Stock"), and warrants to purchase 1,200,000 shares of the Company's common stock ("Investor Warrants") in consideration of cash and common stock of Kushner-Locke (the "1999 Refinancing"). In addition, as a result of the 1999 Refinancing being oversubscribed and the desire of the Company to realize the potential benefits of additional capital, in June 1999 the Company issued a convertible subordinated note (the "Note") in the amount of approximately $2,049,000. In September 1999, the Note was converted into 20,488 shares of Series A Preferred Stock. In connection with the conversion of the Note, the Company granted the investor 144,618 warrants to purchase common stock ("Investor Warrants"). The total cash consideration received in the 1999 Refinancing and issuance of the Note was approximately $11,644,000, net of transaction fees and expenses of approximately $1,905,000.

3. ACQUISITION OF PEPIN/MERHI ENTERTAINMENT GROUP, INC.

    In April 2000, the Company acquired 100% of the outstanding shares of PM Entertainment for approximately $6,500,000 in cash, 363,000 common shares of the Company with a fair value of $1,668,000 and a $2,050,000 subordinated note. The acquisition was accounted for under the purchase method of accounting, and accordingly, the results of the acquisition of PM Entertainment are included with the results of the Company from the date of acquisition. The Company acquired net assets with a fair value of $6,100,000. Goodwill of $4,118,000 is being amortized on a straight line basis over a period of 10 years.

    The unaudited condensed pro forma results of operations below assume the PM Entertainment acquisition occurred at the beginning of the earliest period presented and were prepared based upon the historical consolidated statements of operations of the Company and PM Entertainment for the year ended December 31, 2000 and 1999, adjusted to reflect purchase accounting adjustments. The unaudited pro forma information is not necessarily indicative of the combined results of operation of the Company and PM Entertainment that would have resulted if the transactions had occurred on the dates previously indicated, nor is it necessarily indicative of future operating results of the Company.

Pro Forma Statement of Operations (unaudited)

	Years Ended December 31,
	2000	1999
Revenues	$25,584,000	$31,230,000
Net loss per share applicable to common stockholders	12,213,000	12,470,000
Basic and diluted	$2.74	$2.98

4. MARKETABLE SECURITIES

    During 2000, the Company received approximately 68,000 common shares of Tutornet.com, Inc. ("Tutornet") with a fair value of $500,000 for the licensing of certain character rights for use on Tutornet's website. As at December 31, 2000, the market value of such shares is approximately $26,000. A loss on impairment of marketable securities of $474,000 was realized, as the impairment to the value of Tutornet shares is not temporary.

    In connection with the 1999 Refinancing, the Company received approximately 470,000 common shares of Kushner-Locke with a fair value of $6,226,000. As of December 31, 1999, the market value of such shares was approximately $2,037,000. At December 31, 1999 as the Company was holding the Kushner-Locke shares as available-for-sale securities, in accordance with SFAS No. 115, the unrealized loss from this investment was recorded as a component of accumulated comprehensive loss. During the year ended December 31, 1999, the Company engaged in derivative transactions to hedge changes in the market value of the Kushner-Locke stock. As a result of these transactions, the Company recorded, as other comprehensive income, a gain on derivatives instruments of $1,152,000 to partially offset the unrealized holding losses incurred during the year. During 2000, the Kushner-Locke shares were sold and a loss on the sale of securities of $3,989,000 was realized.

5. FILM INVENTORY

    Film inventory consists of the following at December 31, 2000 and 1999:

	2000	1999
Films released, net of accumulated amortization	$16,034,000	$8,641,000
Films in development	1,919,000	757,000

Total film inventory	$17,953,000	$9,398,000

    Interest costs capitalized to film inventory were $65,000 for the years ended December 31, 2000 and 1999, respectively.

6. PROPERTY AND EQUIPMENT

    Property and equipment are comprised of the following at December 31, 2000 and 1999.

	2000	1999
Furniture, fixtures, equipment and post production equipment	$1,296,000	$758,000
Leasehold improvements	597,000	429,000

	1,893,000	1,187,000
Less accumulated depreciation	(1,045,000)	(755,000)

	$848,000	$432,000

7. INCOME TAX

    The provision for income taxes for the years ended December 31, 2000 and 1999 consist of the following:

	2000	1999
Current	$(4,000)	$(3,000)
Deferred	3,481,000	2,595,000
Valuation allowance	(3,481,000)	(2,595,000)

Provision for income taxes	$(4,000)	$(3,000)

  Income tax computed at the statutory federal income tax rate of 34% and the provision for income taxes in the financial statements for the years ended December 31, 2000 and 1999 differ as follows:

	2000	1999
Provision computed at the statutory rate	$3,217,000	$2,909,000
Change in valuation allowance	(3,481,000)	(2,595,000)
Other	260,000	(317,000)

Provision for income taxes	$(4,000)	$(3,000)

    The following are the components of the Company's deferred tax assets and (liabilities) at December 31, 2000 and 1999:

	2000	1999
Federal net operating loss carryforward	$5,057,000	$3,304,000
State net operating loss carryforward	858,000	416,000
Accounts receivable	753,000	124,000
Equity based charges	457,000	427,000
Capital loss carryforward	2,124,000	—
Deferred revenue	—	169,000
Film inventory	1,466,000	—
Other	—	374,000

Total deferred tax asset	10,715,000	4,814,000

Film inventory	—	(432,000)
Film rights	(1,687,000)	—
Deferred state taxes	(542,000)	—

Total deferred tax liability	(2,229,000)	(432,000)

Valuation allowance	(8,486,000)	(4,382,000)

Net deferred tax asset/(liability)	$—	$—

    At December 31, 2000, the Company has a net operating loss carryforward of $14,872,000 and $9,697,000 for federal and state income tax purposes, respectively. These net operating loss carryforwards begin to expire in 2018 and 2003, respectively. The net operating losses can be carried forward to offset future taxable income, if any. Realization of the above carryforwards may be subject to utilization limitations, which may inhibit the Company's ability to use these carryforwards in the future. At December 31, 2000, realizable income tax benefits from the Company's cumulative tax losses have been reported as an income tax receivable of $540,000 (1999, $540,000).

8. DEBT

    Effective April 2000 the Company entered into a five year, $25,000,000 revolving credit facility (the "Facility") with The Chase Manhattan Bank (the "Bank") to provide operating funds and a portion of the acquisition financing of the PM Entertainment acquisition. Borrowings under the Facility are limited to $15,000,000 until additional participant lenders are added to the Facility, at which time the borrowings available will be increased, up to a maximum of $25,000,000. Borrowings under the Facility are determined under a borrowing base calculation, which includes certain allowable accounts receivable, film and intellectual property rights, and are collateralized by substantially all of the assets of the Company. At December 31, 2000 the Company's obligation under the Facility was $13,982,000. Interest is payable on the outstanding borrowings under the Facility at the rate of either 1.5% per annum above the prime rate (as defined in the Facility) or 2.5% per annum above the London Interbank Offered Rate, at the Company's election. A commitment fee of 0.5% per annum is payable quarterly on the unused portion of the $15,000,000 commitment. The Company is not in compliance with certain warranties and covenants of the Facility. The Bank has issued waivers of all non-compliance and resulting events of default. The waivers terminate upon the earliest of June 30, 2001, termination of the asset purchase agreement with Classic Media, LLC (Note 16) or failure of the Company to repay in full all the obligations outstanding under the Facility at the date of the closing of the transaction contemplated by the asset purchase agreement.

    The purchase price of PM Entertainment included $2,050,000 subordinated notes payable to stockholders of the Company to be paid over five future quarterly periods. Interest is payable on the notes at a rate of 10% per annum. At December 31, 2000, the Company's obligation under these notes payable was $1,600,000. At December 31, 2000, the Company was not in compliance with the payment terms of the notes.

    In connection with the acquisition of PM Entertainment, the Company purchased from Imperial Bank a loan receivable, collateralized by the rights to exploit a motion picture. In consideration for acquiring this loan receivable, the Company paid Imperial Bank $2,000,000 and issued the bank a promissory note in the amount of approximately $4,800,000 pursuant to a Loan and Security Agreement. Interest in the loan, which expires in December 31, 2001, is payable at the prime rate. At December 31, 2000 the Company's obligation under the promissory note was $3,781,000. In January 2001, Imperial Bank gave notice of an event of default, as defined in the Loan and Security

Agreement, caused by a deterioration in the Company's financial position. The Company has demanded the notice of the event of default be withdrawn based on the Company entering into an asset purchase agreement with Classic Media, LLC (Note 16).

    During fiscal year 2000, the Company entered into loan agreements with The Lewis Horwitz Organization to finance production of two motion pictures. These loans, which were repaid in full in February 2001, are collateralized by the revenues generated by the exploitation of these motion pictures. Interest is payable on the loans as a rate of 1.5% per annum above the prime rate. At December 31, 2000, the Company's obligation under these loan agreements was $603,000.

9. TEMPORARY EQUITY

    In April 1993, the Company authorized 3,000,000 shares of convertible preferred stock and in April and September 1999 designated 300,000 shares as Series A Preferred Stock. As stated in Note 2, the Company issued 190,000 shares of Series A Preferred Stock as part of the 1999 Refinancing.

    The Company recorded a deduction for the beneficial conversion feature associated with the issuance of Series A Preferred Stock based on the fair value of the underlying common stock at the date of issuance. The deduction was recorded ratably over a six-month period from April 1999 to October 1999, during which Series A Preferred Stock could not be converted into the Company's common stock.

    The Series A Preferred Stock is presented as temporary equity, on the Company's balance sheet, and is not included in stockholders' equity, since, under certain circumstances beyond the control of the Company, the holders of Series A Preferred Stock may redeem the shares in consideration for cash. In order to increase stockholders' equity, in May 2000, the Company allowed holders of Series A Preferred Stock to exchange a portion of their shares for an equivalent number of shares of Convertible Preferred Stock. As described more fully in Note 10, Series B Preferred Stock has substantially similar characteristics to those of Series A Preferred Stock, but is classified as permanent equity. In May 2000, 84,600 shares of Series A Preferred Stock were exchanged for an equivalent number of shares of Series B Preferred Stock.

    The Series A Preferred Stock has the following characteristics:

    Voting:  The holders of Series A Preferred Stock are entitled to elect two directors to the Company's Board of Directors and are entitled to the number of votes equal to the number of shares of common stock into which the Series A Preferred Stock is then convertible. On all other matter, including the election of the other Company directors holders of the Series A Preferred Stock vote (on as-coverted basis) together with common stockholders and holders of Series B Preferred Stock (voting in an as-converted basis) as one class.

    Dividends:  The holders of the convertible preferred stock are entitled to receive dividends equal to $7 per share per annum paid quarterly. At the Company's election, the quarterly dividends may be settled by the issuance of additional Series A Preferred Stock. During 2000, the Company has settled dividend obligations with respect to its Series A Preferred Stock by issuing of 9,791 (1999, 8,664) shares of additional Series A Preferred Stock.

    Liquidation Preference:  In the event of any liquidation, dissolution or winding up of the affairs of the Company, the holders of the Company's outstanding Series A Preferred Stock shall receive for each share an amount equal to the sum of $100 per share, respectively, payable in preference and priority to any payments made to the holders of the then outstanding common stock.

    Liquidation is deemed to include the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting from the transfer of 50% or more of the Company's voting power.

    Additionally, Series A Preferred Stock may be redeemed by the Company at its liquidation amount 5 years following the date the shares were issued.

    Conversion:  Each share of Series A Preferred Stock, at the option of the holder, is convertible at any time into a number of shares of common stock as determined by dividing the Original Issue Price of Series A Preferred Stock by the Conversion Price, as defined, in effect at the time. The Original Issue Price of Series A Preferred Stock is $100 per share. The initial Conversion Price of Series A Preferred Stock is $6.75 and is subject to adjustment in accordance with anti-dilution provisions contained in the Company's Articles of Incorporation. At December 31, 2000, the Series A Preferred Stock is convertible into 1,842,000 shares of the Company's common stock.

10. STOCKHOLDERS' EQUITY

Convertible Preferred Stock

    In May 2000, the Company designated 300,000 shares of authorized Preferred Stock as Series B Preferred Stock. As described in Note 9, the Company issued 84,600 shares of Series B Preferred Stock in exchange for an equivalent numbers of shares of Series A Preferred Stock.

    The Series B Preferred Stock has substantially similar characteristics to those of Series A Preferred Stock, as described in Note 9 above. The liquidation provisions of Series B Preferred Stock differ from those of Series A Preferred Stock in that a liquidation event is not deemed to include the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting from the transfer of 50% or more of the Company's voting power. At December 31, 2000, the Series B Preferred Stock is convertible into 1,320,000 shares of the Company's common stock. During 2000, the Company has settled dividend obligations with respect to its Series B Preferred Stock by issuing of 4,519 shares of additional Series B Preferred Stock.

Common Stock

    As stated in Note 3, in April 2000, the Company issued 363,000 shares of common stock in partial consideration for the acquisition of PM Entertainment.

Warrants

    As partial consideration for entering into a revolving credit facility, the Company granted a bank warrants to purchase 126,000 shares of common stock at $6.75 per share. These warrants, which had a fair value of $320,000 at the date of grant, are fully vested and expire ten years from their issuance date. The Company has recorded the fair value of these warrants as deferred financing costs to be expensed on a straight-line basis over the terms of the related revolving credit facility.

    As stated in Note 2, as part of the 1999 Refinancing, the Company granted warrants to purchase 1,344,618 shares of common stock at prices ranging between $9 to $12 per share. The warrants had a fair value of $2,360,000 at the date of grant, are fully vested and expire six to eight years from their issuance date.

    During fiscal year 1999, the Company granted warrants to non-employees in consideration for services rendered. These warrants, to purchase 25,000 shares of common stock, are fully vested, exercisable at prices ranging from $6.69 to $12.00 and expire six to ten years from their issuance date. During fiscal year 1999, the Company recorded stock-based compensation relating to these warrants of $108,000.

    At December 31, 1999, warrants to purchase 352,000 shares of the Company's common stock, granted to various parties prior to fiscal year 1999, remain unexercised. These warrants, exercisable at price ranges from $10.00 to $13.48, are fully vested and expire on various dates through March 2003.

11. COMMITMENTS AND CONTINGENCIES

    Leases—The Company leases office space, automobiles and office equipment under operating leases expiring through 2006. Future minimum lease payments due under non-cancelable operating leases at December 31, 2000 are as follows:

2001	$1,296,000
2002	792,000
2003	653,000
2004	544,000
2005	389,000
Thereafter	400,000

Total minimum lease payments	$4,074,000

    The Company has entered into certain sublease arrangements for leased office space no longer occupied. The terms of the subleases expire on various dates through October 2001.

    Rent expense charged to operations in 2000 was $1,207,000 (1999, $769,000). Rent income from sublease arrangements in 2000 was $491,000 (1999, $336,000). Future minimum rental income under sublease arrangements is $266,000 for the fiscal year 2001.

    Litigation—The Company is party to legal proceedings which are routine and incidental to the business. The Company believes the results of such litigation will not have a material adverse effect on the Company's financial condition or results of operations.

12. EMPLOYEE BENEFIT PLANS

    The Company's employee stock option plans (the "Plans") provide for the grant of non-statutory or incentive stock options to the Company's employees, officers, directors or consultants.

    The Company's Board of Directors administers the Plans, selects the individuals to whom options will be granted, determines the number of options to be granted, and the term and exercise price of each option. Stock options granted pursuant to the terms of the Plans generally cannot be granted with an exercise price of less than 100% of the fair market value on the date of the grant (110% for awards issued to a 10% or more shareholder). The term of the options granted under the Plans cannot be greater than 10 years; 5 years for a 10% or more shareholder. Options vest at varying rates generally over five years. An aggregate of 1,050,000 shares were reserved under the Plans, of which 53,000 shares were available for future grant at December 31, 2000.

    As a result of the 1999 Refinancing (Note 2), the Company granted options, not covered by the Plans described above, to purchase 1,344,618 shares of common stock to certain employees, officers and directors. These options vest either on the grant date or over three years from the grant date. The options are exercisable at prices ranging from $9 to $12 per share and expire six to eight years from their issuance date.

    The following table summarizes activity in the Company's stock option plans (including options issued as part of the 1999 refinancing) during the years ended December 31, 2000 and 1999:

	Number of Shares	Weighted Average Price Per Share
Balance, December 31, 1998	398,000	$10.00
Granted	1,590,000	9.99
Canceled	(38,000)	10.73

Balance, December 31, 1999	1,950,000	$9.99
Granted	137,000	5.81
Canceled	(326,000)	8.88

Balance, December 31, 2000	1,761,000	$9.87

Exercisable as of December 31, 2000	1,555,000	$9.98

    The following summarizes pricing and term information for options issued to employees and directors which are outstanding as of December 31, 2000:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding at December 31, 2000	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2000	Weighted Average Exercise Price
$4.50— 5.00	66,000	9.18	$4.61	55,000	$4.64
6.69	50,000	8.38	6.69	50,000	6.69
6.75— 7.25	228,000	8.35	6.83	161,000	6.87
8.81— 9.00	451,000	4.32	9.00	408,000	9.00
9.50	10,000	6.38	9.50	10,000	9.50
10.50	20,000	7.38	10.50	20,000	10.50
11.00—12.69	936,000	5.92	11.56	851,000	11.57

$4.50—12.69	1,761,000	6.04	$9.87	1,555,000	$9.98

    The Company has adopted the disclosure-only provision of SFAS No. 123. The estimated fair value of options granted during 2000 and 1999 pursuant to SFAS No. 123 was approximately $274,000 and $6,560,000, respectively. Had the Company adopted SFAS No. 123, pro forma net loss would have been $(12,342,000) and $(16,515,000) and pro forma basic diluted net loss per share would have been $(2.77) and $(3.21) for 2000 and 1999, respectively. The fair value of each option grant was estimated using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield of zero, a risk-free interest rate of 5.16% to 6.44%, a volatility of 70% and expected lives of three years.

    The Company's profit-sharing plans cover substantially all employees with more than one year of service with the Company. Contributions under the profit-sharing plan are at the discretion of the Company and are limited to 15% of eligible employee compensation. The Company made no contributions to this plan in either 2000 or 1999. Subsequent to December 31, 2000 the profit-sharing plans were terminated.

13. EARNINGS PER SHARE

    The following table sets forth common stock equivalents (potential common stock) that are not included in the diluted net loss per share calculation above because their effect would be anti-dilutive for the periods indicated:

	Year Ended December 31,
	2000	1999
Weighted average common stock equivalents:
Series A Preferred Stock	1,842,000	2,950,000
Series B Preferred Stock	1,320,000	—
Stock options	1,527,000	1,480,000
Warrants	1,791,000	1,360,000

14. GEOGRAPHIC INFORMATION

    The Company operates in one segment: the exploitation of motion picture product and related intellectual property.

    Worldwide sales by geographic area for the years ended December 31, 2000 and 1999 are as follows:

	2000	1999
U.S./Canada	$7,650,000	$860,000
Asia	3,114,000	274,000
Europe	6,431,000	117,000
Other	2,128,000	287,000

	$19,323,000	$1,538,000

    At December 31, 2000, the amount owing from one customer approximated 16% of the total accounts receivable.

15. RELATED PARTIES

    In connection with the 1999 Refinancing, Prudential Securities Inc. received fees of approximately $450,000 for advisory services rendered. A Director of the Company was a Managing Director of Prudential Securities Inc. at the time of the 1999 Refinancing.

    In April 2000, the Company entered into a 2-year lease agreement with an entity owned by stockholders of the Company. The lease is classified as an operating lease. Rent expense under the operating lease in 2000 was $450,000.

    As described in Note 8, the Company has subordinated notes payable to stockholders of the Company of $1,600,000 at December 31, 2000, including $133,000 of interest accrued and $51,000 of interest paid during the year ended December 31, 2000.

16. SUBSEQUENT EVENTS (UNAUDITED)

    In March 2001, the Company signed an Asset Purchase and Sale Agreement with Classic Media, LLC for the sale of certain assets, properties and rights owned by the Company. The assets, properties and rights sold include Harvey's library of classic characters and certain contractual rights and agreements which relate to those assets. The purchase price of $16,000,000 plus the assumption of certain liabilities will be paid in cash at closing, which is expected to occur within sixty to ninety days from signing of the agreement and after the receipt of a shareholder vote and satisfaction of other customary closing conditions.

    In February 2001, the Company signed a 2-year exclusive agreement with Cinetel Films, Inc. for Cinetel's engagement as sales agent for motion pictures in foreign territories.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Sale of Classic Cartoon Business

    On March 7, 2001, the Company entered into an Asset Purchase and Sale Agreement ("Agreement") with Classic Media, LLC ("Classic") for the sale of substantially all of the assets of its classic cartoon character business. On May 4, 2001, the Company entered into an amendment to the Agreement with Classic to increase the purchase price. At the closing of the transactions contemplated by the Agreement, which is subject to the receipt of the approval of the Company's shareholders, (i) Classic will pay to the Company approximately $17,000,000 (as adjusted pursuant to the Agreement) and will assume certain liabilities of the Company, and (ii) the Company will transfer to Classic (A) all of its classic cartoon characters, including, but not limited to, the following: Casper the Friendly Ghost, Richie Rich, Wendy the Good Little Witch, Baby Huey, Hot Stuff and Bunny and (B) certain accounts receivable and outstanding contracts related to the Company's classic cartoon character business.

    The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2000 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000 illustrate (i) the effect of the sale as if it had been consummated on December 31, 2000 for the unaudited pro forma balance sheet, (ii) the effect of the sale as if it had been consummated on January 1, 2000 for the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000, and (iii) the effect of the purchase of Pepin/Merhi Entertainment, Inc. ("PM Entertainment") as if the purchase had been consummated on January 1, 2000 for the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000. PM Entertainment was acquired on April 3, 2000 and has been included in the historic operating results of the Company since that date.

    The unaudited pro forma consolidated financial information is presented for comparative purposes only and is not intended to be indicative of actual consolidated results of operations or consolidated financial position that would have been achieved had the acquisition been consummated as of the dates indicated above nor do they purport to indicate results which may be attained in the future.

THE HARVEY ENTERTAINMENT COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2000

	The Harvey Entertainment Company (historical)	Adjustment		Pro Forma
ASSETS:
Cash and cash equivalents	$1,588,000	$1,000,000	b	$1,588,000
Marketable securities	26,000			26,000
Accounts receivable, net	16,919,000	(2,889,000	)a	14,030,000
Prepaid and other assets	2,927,000			2,927,000
Income tax receivable	540,000			540,000
Film inventory, net	17,953,000	(9,733,000	)a	8,220,000
Fixed assets, net	848,000			848,000
Goodwill, net	4,979,000	(1,114,000	)a	3,865,000
Trademarks, copyright and other intangibles, net	1,429,000	(1,419,000	)a	10,000

TOTAL ASSETS	$47,209,000	$(14,155,000)		$32,054,000

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable and accrued expenses	$3,962,000	$(1,414,000	)a	$2,548,000
Accrued participations and residuals	4,283,000	(583,000	)a	3,700,000
Deferred revenue	3,959,000			3,959,000
Notes payable	19,967,000	(16,000,000	)b	3,967,000

Total liabilities	32,171,000	(17,997,000)		14,174,000
Series A convertible preferred stock, $100 stated value	10,368,000			10,368,000

STOCKHOLDERS' EQUITY:
Series B convertible preferred stock, $100 stated value	8,911,000			8,911,000
Common stock, no par value	23,936,000			23,936,000
Additional paid in capital	3,942,000			3,942,000
Retained earnings/(accumulated deficit)	(32,119,000)	3,842,000	c	(29,277,000)

Total stockholders' equity	4,670,000	3,842,000		7,512,000

TOTAL LIABILTIES AND STOCKHOLDERS' EQUITY	$47,209,000	$(14,155,000)		$32,054,000

See accompanying notes to consolidated financial statements.

THE HARVEY ENTERTAINMENT COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2000

	The Harvey Entertainment Company (historical)	3 months ended March 31, 2000 PM Entertainment	Adjustments Relating to the Acquisition of PM Entertainment		Combined as if PM Entertainment Acquired January 1, 2000	Unaudited Income Statement of Business Disposition	Adjustments Relating to Business Disposition		Pro Forma
		a
OPERATING REVENUES:
Filmed entertainment	$17,075,000	$6,261,000	$—		$23,336,000	$2,318,000	$—		$21,018,000
Merchandising and licensing	2,192,000				2,192,000	2,192,000			—
Publishing	56,000				56,000	37,000			19,000

Net operating revenues	19,323,000	6,261,000	—		25,584,000	4,547,000	—		21,037,000
COST OF REVENUES:
Film costs	12,900,000	3,909,000			16,809,000	1,105,000			15,704,000
Other costs of sales	255,000				255,000	255,000

	13,155,000	3,909,000	—		17,064,000	1,360,000	—		15,704,000
GROSS PROFIT/(LOSS)	6,168,000	2,352,000	—		8,520,000	3,187,000	—		5,333,000
OPERATING EXPENSES:
Selling and general administrative expenses	9,415,000	1,831,000	150,000	b	11,396,000	3,914,000	3,914,000	i	11,396,000
Amortization of goodwill, trademarks, copyright and other	469,000		103,000	c	572,000	215,000			357,000
Depreciation expense	290,000	90,000	(26,000	)d	354,000	—			354,000

Total operating expenses	10,174,000	1,921,000	227,000		12,322,000	4,129,000	3,914,000		12,107,000

PROFIT/(LOSS) FROM OPERATIONS	(4,006,000)	431,000	(227,000)		(3,802,000)	(942,000)	(3,914,000)		(6,774,000)
Other income/(expense)	(4,465,000)				(4,465,000)				(4,465,000)
Interest income/(expense), net	(1,579,000)	(258,000)	258,000	e	(1,941,000)	—	1,520,000	j	(421,000)
			72,000	f
			(434,000)	g

PROFIT/(LOSS) BEFORE INCOME TAXES	(10,050,000)	173,000	(331,000)		(10,208,000)	(942,000)	(2,394,000)		(11,660,000)
Income tax expense	(4,000)	(70,000)	70,000	h	(4,000)	(2,000)			(2,000)

NET PROFIT/(LOSS)	(10,054,000)	103,000	(261,000)		(10,212,000)	(944,000)	(2,394,000)		(11,662,000)
Preferred stock dividends and deduction for beneficial conversion feature	(1,431,000)				(1,431,000)	—			(1,431,000)
Excess of fair value of Series B convertible preferred stock issued less the carrying amount of Series A convertible preferred stock redeemed and the associated beneficial conversion feature on Series A convertible preferred stock redeemed	(570,000)				(570,000)	—			(570,000)
NET LOSS APPLICABLE TO COMMON STOCKHOLDERS	$(12,055,000)	$103,000	$(261,000)		$(12,213,000)	$(944,000)	$(2,394,000)		$(13,663,000)

Historical basic and diluted net loss per share applicable to common stockholders	$(2.70)

Shares used in the calculation of historical basic and diluted net loss per share applicable to common stockholders	4,458,000

Pro forma basic and diluted net loss per share applicable to common stockholders									$(3.00)

Shares used in the calculation of pro forma basic and diluted net loss per share applicable to common stock holders									4,550,000

See accompanying notes to consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

    Pro forma adjustments giving effect to the sale of certain assets of the classic cartoon business in the unaudited pro forma condensed consolidated balance sheet at December 31, 2000, reflect the following:

a
— Reflects the elimination of the assets sold to and the liabilities assumed by Classic as a result of this Agreement.

b
— Reflects the use of estimated cash proceeds of $17 million from the sale to pay down outstanding notes payable and a remaining cash balance.

c
— Reflects gain on the sale of assets and assignment of liabilities to Classic. The gain on the sale of assets will change to the extent that the estimated cash proceeds from the sale change. Capital tax losses brought forward will be utilized to offset the capital tax gain that results from this transaction.

    Pro forma adjustments giving effect to the acquisition of PM Entertainment and the sale of assets of classic cartoon business in the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000, reflect the following, as if it had occurred January 1, 2000:

a
— Reflects the operations of PM Entertainment for the period between January 1, 2000 and the date on which the Company acquired PM Entertainment.

b
— Reflects rent due on operating lease entered into as part of the agreement for the Company's acquisition of PM Entertainment.

c
— Reflects the amortization of the unallocated excess of the purchase price over the fair value of assets acquired and liabilities assumed of $4,118,000. Management estimates the economic life of the goodwill to be 10 years.

d
— Reflects elimination of depreciation expense on building carried in the PM Entertainment balance sheet that is subject to a capital lease. Under the terms of the agreements to acquire PM Entertainment, the Company did not assume the benefits and obligations under the capital lease.

e
— Reflects elimination of interest expense on notes payable of PM Entertainment that were not assumed by the Company as a result of the acquisition of PM Entertainment.

f
— Reflects amortization of capitalized finance fees incurred in connection with entering the Chase Credit Facility over the initial term of the facility.

g
— Reflects interest charge associated with notes payable entered into as a result of the Company's acquisition of PM Entertainment, of $19,255,000. These notes payable incurred interest expense at rates ranging from 9.0% to 10.5% during 2000. A change of one eighth of one percent in these interest rates would result in a change in this interest charge of $6,000.

h
— Reflects adjustments to eliminate the income tax expense of PM Entertainment in the three month period ended March 31, 2000. This income tax expense would be offset against the Company's accumulated net operating losses for fiscal 2000.

i
— Reflects operating expenses allocated to the Business Disposition during fiscal 2000. These costs, which include salaries, will continue to be incurred by the Company following the sale to Classic.

j
— Reflects elimination of interest expense on notes payable of the Company, that would not have been incurred during 2000, if estimated cash proceeds from the sale had been used to pay down notes payable at the beginning of the period.

UNAUDITED FINANCIAL STATEMENTS OF BUSINESS DISPOSITION

THE HARVEY ENTERTAINMENT COMPANY
UNAUDITED BALANCE SHEET OF BUSINESS DISPOSITION
DECEMBER 31, 2000

ASSETS
Accounts receivable, net of allowance for doubtful accounts of $232,000	$2,889,000
Film inventory, net of accumulated amortization of $10,813,000	9,733,000
Goodwill, net of accumulated amortization of $1,481,000	1,114,000
Trademarks, copyright and other intangibles, net of accumulated amortization of $457,000	1,419,000

TOTAL ASSETS	$15,155,000

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued liabilities	1,414,000
Accrued participations and residuals	583,000

Total liabilities	1,997,000
EQUITY ACCOUNT WITH PRINCIPAL BUSINESS	13,158,000

TOTAL LIABILTIES AND EQUITY	$15,155,000

See accompanying notes to financial statements.

THE HARVEY ENTERTAINMENT COMPANY
UNAUDITED INCOME STATEMENTS OF BUSINESS DISPOSITION

	Years Ended December 31,
	2000	1999
OPERATING REVENUES
Filmed entertainment	$2,318,000	$24,000
Merchandising	2,192,000	1,385,000
Publishing	37,000	129,000

Total operating revenues	4,547,000	1,538,000

COST OF REVENUES
Film costs	1,105,000	2,241,000
Other cost of sales	255,000	718,000

Total cost of revenues	1,360,000	2,959,000

GROSS PROFIT/(LOSS)	3,187,000	(1,421,000)
OPERATING EXPENSES
Selling, general and administrative expenses—allocated	3,914,000	5,899,000
Amortization of goodwill, trademarks, copyrights and other	215,000	236,000

Total operating expenses	4,129,000	6,135,000

LOSS FROM OPERATIONS	(942,000)	(7,556,000)
INCOME TAX PROVISION	(2,000)	(2,000)

NET LOSS	$(944,000)	$(7,558,000)

See accompanying notes to financial statements.

THE HARVEY ENTERTAINMENT COMPANY
UNAUDITED STATEMENTS OF CASH FLOW OF BUSINESS DISPOSITION

	Years Ended December 31,
	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(944,000)	$(7,558,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of film inventory	1,100,000	2,232,000
Amortization of goodwill, trademark, copyrights and other	215,000	236,000
Changes in operating assets and liabilities:
Accounts receivable, net	(2,256,000)	794,000
Investment in film inventory	(1,467,000)	(725,000)
Accounts payable and accrued liabilities	(227,000)	(441,000)
Accrued participations and residuals	27,000	(305,000)

Net cash used in operating activities	(3,552,000)	(5,767,000)

CASH FLOWS FROM INVESTING ACTIVITIES
Investments in trademarks and copyrights	(287,000)	(248,000)

Net cash used in investing activities	(287,000)	(248,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Equity account with principal business	3,839,000	6,015,000

Net cash provided by financing activities	3,839,000	6,015,000

NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	$—	$—

CASH AND CASH EQUIVALENTS, Beginning of year	$—	$—
CASH AND CASH EQUIVALENTS, End of year	$—	$—

See accompanying notes to financial statements.

THE HARVEY ENTERTAINMENT COMPANY
UNAUDITED STATEMENTS OF EQUITY ACCOUNT WITH PRINCIPAL BUSINESS

TOTAL
BALANCE, DECEMBER 31, 1998	$11,806,000
Change in equity account with principal business	6,015,000
Net Loss	(7,558,000)

BALANCE, DECEMBER 31, 1999	$10,263,000
Change in equity account with principal business	3,839,000
Net Loss	(944,000)

BALANCE, DECEMBER 31, 2000	$13,158,000

See accompanying notes to financial statements.

UNAUDITED NOTES TO THE BUSINESS DISPOSTION FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2000 AND 1999

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Background and Operations—The Business Disposition, (the "Business") is primarily engaged in the exploitation of motion picture product and related intellectual property related to the well know characters Casper the Friendly Ghost, Richie Rich, Baby Huey, Wendy the Good Little Witch, and Hot Stuff. The Business is part of The Harvey Entertainment Company ("Company" or "Harvey").

    On March 7, 2001, the Company entered into an Asset Purchase and Sale Agreement ("Agreement") with Classic Media, LLC ("Classic") for the sale of substantially all of its classic cartoon character business. On May 4, 2001, the Company entered into an amendment to the Agreement with Classic to increase the purchase price. At the closing of the transactions contemplated by the Agreement, which is subject to the receipt of the approval of the Company's shareholders, (i) Classic will pay to the Company approximately $17,000,000 (as adjusted pursuant to the Agreement) and will assume certain liabilities of the Company, and (ii) the Company will transfer to Classic (A) all of its classic cartoon characters, including, but not limited to, the following: Casper the Friendly Ghost, Richie Rich, Wendy the Good Little Witch, Baby Huey, Hot Stuff and Bunny and (B) certain accounts receivable and outstanding contracts related to the Company's classic cartoon character business.

    Basis of Presentation—The financial statements of the Business reflect its financial position, results of operations and cash flows. The financial statements of the Business include an amount management considers to be a reasonable allocation of salaries and other operating costs incurred by the Company related to the operations of the Business. Management of the Company believes the allocations are representative of the expenses the Business would incur as a separate entity, however, actual expenses may be higher or lower.

    Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Film Inventory—The Business accounts for film costs in accordance with Statement of Financial Accounting Standards ("SFAS") No. 53, "Financial Reporting by Producers and Distributors of Motion Picture Films". Film inventory is stated at the lower of cost less accumulated amortization or estimated net realizable value. Film inventory which consists of direct production costs, exploitation costs, production overhead and capitalized interest is amortized using the individual film forecast method. The individual film forecast method amortizes film inventory in the ratio that the current period's gross revenue bears to the total estimated gross revenues to be derived from all sources. Such estimates are revised periodically, and estimated losses, if any, are provided for in full at the time determined.

    Goodwill—Goodwill represents the excess of the consideration paid for the assets of the Business over the estimated fair value of net assets acquired by the Company. Goodwill is being amortized on a straight-line basis over twenty years.

    Trademarks and Copyrights—Trademarks and copyrights represent cost incurred to register intellectual property owned by the Business and are amortized on a straight-line basis over twenty years.

    Long-Lived Assets—The Business reviews its long-lived and intangible assets for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. If such assets are considered impaired, the amount of the impairment loss recognized is measured as the amount by which the carrying value of the asset exceeds the fair value of the asset, fair value being determined based upon discounted cash flows or appraised values, depending on the nature of the asset. The Business has identified no such impairment losses.

    Revenue Recognition—The majority of the Business's licensing agreements for motion picture product and related merchandising call for nonrefundable guaranteed fees, which are recognized when the license period begins, provided certain conditions have been met. Additional revenues in excess of non-refundable guaranteed fees are recognized when earned based on receipt of royalty statements. Payments received under licensing agreements for which the product is not yet available are recorded as deferred revenue.

    The Business recognizes revenue related to sales of motion picture product on videocassette and Digital Video Disk upon shipment of the product. At the time it recognizes the revenue, the Business estimates returns and records a corresponding reduction of revenue.

    Income Taxes—The income tax provision is a cost allocated to the Business by the Company on a separate return basis. The Company records income taxes in accordance with the provisions of SFAS No. 109, "Accounting for Income Taxes." The standard requires, among other provisions, an asset and liability approach to recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. Valuation allowances are provided if, based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The allocated income tax provision for 2000 and 1999 relates to the cost of minimum state franchise tax.

    New Accounting Guidance—Financial Instruments—In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB delayed the effective date of the standard, which will now be effective for the Business's fiscal year beginning January 1, 2001. If the Business enters into derivative transactions in the future, SFAS No. 133 will require the Business to record all derivatives on the balance sheet at fair value. Changes in derivative fair values will either be recognized in earnings as offsets to the changes in fair value of related hedged assets, or deferred and recorded as a component of accumulated other comprehensive income until the hedged transactions occur and are recognized in earnings. The ineffective portion of a hedging derivative's change in fair value will be immediately recognized in earnings. The impact of SFAS No. 133 on the Business's financial statements will depend on a variety of factors, including the extent of the Business's future hedging activities, the types of hedging instruments used and the effectiveness of such instruments. The impact of adopting SFAS No. 133 on the Business's financial statements will not be significant.

    In December 1999, the Staff of the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition" ("SAB 101"). The Business's financial statements have been prepared under the guidance provided by SAB 101.

    On June 12, 2000, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 00-2 "Accounting by Producers or Distributors of Films", which replaces SFAS 53, is effective for the Business's fiscal year beginning January 1, 2001. This Statement of Position establishes new film accounting standards, including changes in revenue recognition and accounting for advertising, development and overhead costs. Under the new standard, all exploitation costs such as advertising expenses and marketing costs for theatrical and television products will be expensed as incurred, whereas under the existing standards, these costs are capitalized and amortized over the products' lifetime revenues. In addition, the new standard requires that development costs for abandoned projects be charged directly to expense instead of those costs being capitalized to film costs, which is what the current guidance prescribes. Management estimates the cumulative charge for the change in accounting principal to be accounted for upon the adoption of SOP 00-02 will be in the range of $500,000 to $1,500,000.

2.  FILM INVENTORY

    Film inventory consists of the following at December 31, 2000:

2000
Films released, net of accumulated amortization	$9,657,000
Films in development	76,000

Total film inventory	$9,733,000

3.  ACCOUNT WITH PRINCIPAL BUSINESS

    This account represents the Company's equity in the Business. The balance is composed of expenses incurred by the Company and recharged to the Business, the retained earnings/deficit of the Business and the net effect of cash flows between the Business and the Company.

4.  GEOGRAPHIC INFORMATION

    The Business operates in one segment: the exploitation of motion picture product and related intellectual property.

    Worldwide sales by geographic area for the years ended December 31, 2000 and 1999 are as follows:

	2000	1999
U.S./Canada	$3,478,000	$860,000
Asia	214,000	274,000
Europe	682,000	117,000
Other	173,000	287,000

	$4,547,000	$1,538,000

PROPOSAL NO. 3
CORPORATE NAME CHANGE

    On March 6, 2001, the Board adopted a resolution to amend Harvey's Second Amended and Restated Articles of Incorporation to change the corporate name of Harvey from "The Harvey Entertainment Company, Inc." to "Sunland Entertainment Co., Inc."

    The corporate name change is required as part of the asset sale to Classic Media, since Harvey's name is associated with the assets to be transferred to Classic Media (which include Casper, the Friendly Ghost, Richie Rich, Baby Huey, Wendy, the Good Little Witch, Hot Stuff, and Bunny among others).

    The Board believes that Harvey and its Shareholders would benefit from the proposed corporate name change as it is a requirement of the Classic Media transaction.

    The following is the proposed amendment and restatement of Article I of Harvey's Second Amended and Restated Articles of Incorporation:

    "The name of this corporation is Sunland Entertainment Co., Inc."

    An affirmative vote of a majority of the outstanding shares of Harvey's Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class on an as-converted basis, is required in order to approve this proposal.

    The Board deems Proposal No. 3 to be in the best interests of Harvey and its Shareholders and recommends a vote "FOR" approval thereof.

PROPOSAL NO. 4
RATIFICATION OF ACCOUNTANTS

    The firm of PricewaterhouseCoopers LLP, Harvey's independent auditors for the year ended December 31, 2000, was selected by the Board to act in such capacity for the fiscal year ending December 31, 2001, subject to ratification by the Shareholders. There are no affiliations between Harvey and PricewaterhouseCoopers, its partners, associates or employees, other than as pertain to the engagement of PricewaterhouseCoopers as independent auditors for Harvey in the previous year. Representatives of PricewaterhouseCoopers are expected to be present at the Special Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

    Audit Fees. The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the quarterly reviews and audit of Harvey's financial statements for the fiscal year ended December 31, 2000 are $89,900. Audit fees for Harvey and PM Entertainment for the fiscal years ended December 31, 1999 and February 28, 2000, respectively are $156,400.

    Financial Information System Design and Implementation Fees. PricewaterhouseCoopers rendered no professional services to Harvey for information technology services relating to financial information systems designing and implementation for the fiscal year ended December 31, 2000.

    All Other Fees. The aggregate fees billed by PricewaterhouseCoopers for services rendered to Harvey, other than the services described above under "Audit Fees", for the fiscal year ended December 31, 2000, were $119,370. These fees were principally for tax consulting services, due diligence in connection with the purchase of Harvey's PM Entertainment subsidiary and other professional services.

    The Audit Committee did not make a determination that the fees paid to PricewaterhouseCoopers LLP for services in the category of "All Other Fees" described above are compatible with maintaining PricewaterhouseCoopers independence, as the information regarding the fee amounts and scope of services to be provided was not available at the June 2, 2000 meeting.

    A majority vote of the Shareholders represented at the Special Meeting is necessary for approval of this proposal.

    The Board deems Proposal No. 4 to be in the best interests of Harvey and its Shareholders and recommends a vote "FOR" approval thereof.

OTHER MATTERS

    The Board is not aware of any other matter that may properly come before the Special Meeting. If any matter not mentioned in this Proxy Statement is brought before the Special Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of March 31, 2001, certain information regarding the beneficial ownership of Harvey's Common Stock by: (i) each person known by Harvey to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock, (ii) each of Harvey's current directors and nominees, (iii) each person who served as an executive officer of Harvey during fiscal year 2000, (iv) each person who is an executive officer of Harvey as of March 31, 2001, and (v) Harvey's current directors and executive officers as a group:

Name and Address of Beneficial Owners	Title of Class (1)	Number of Shares and Nature of Beneficial Ownership	Percent of Class(2)
AKAUSA Holdings Limited(3) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	1,075,000 — —	23.63 — —%
Ahmad Bin Khalid Al-Saud(3) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	1,075,00 — —	23.63 — —%
Universal Studios, Inc.(4) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	374,500 — —	8.23 — —%
The Kushner-Locke Company(5) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	1,319,710 6,287 56,587	22.49 4.97 62.41	% % %
Checchi Family Trust(6) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	179,359 11,432 —	3.79 9.04 —	% %
Michael R. Burns(7) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	505,308 — —	10.03 — —%
Anthony J. Scotti(8) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	155,800 — —	3.31 — —%
Dimension Fund Advisors, Inc.(9) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	296,500 — —	6.52 — —%
L D B Corporation(10) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	179,359 1,143 10,289	3.79 .90 11.35	% % %

Roger A. Burlage(11) Chairman and C.E.O.	Common Stock Series A Preferred Stock Series B Preferred Stock	510,432 572 2,058	10.11 .45 2.27	% % %
Michael S. Doherty(12) Director	Common Stock Series A Preferred Stock Series B Preferred Stock	80,000 — —	1.73 — —%
Paul Guez(13) Director	Common Stock Series A Preferred Stock Series B Preferred Stock	1,046,797 56,597 —	18.71 44.73 —	% %
Gary M. Gray(14) Director	Common Stock Series A Preferred Stock Series B Preferred Stock	155,500 — —	3.30 — —%
William Dallas(15) Director	Common Stock Series A Preferred Stock Series B Preferred Stock	239,947 1,143 10,289	5.01 .90 11.35	% % %
Glenn R. Weisberger(16) Executive Vice President, General Counsel and Interim Secretary	Common Stock Series A Preferred Stock Series B Preferred Stock	116,000 — —	2.49 — —%
Caroline J. Stewart(17) Chief Financial Officer and Corporate Secretary	Common Stock Series A Preferred Stock Series B Preferred Stock	— — —	— — —
Eric S. Mischel(18) (Former) President and (Former) Chief Operating Officer	Common Stock Series A Preferred Stock Series B Preferred Stock	274,702 86 772	5.70 .07 .85	% % %
Ronald B. Cushey(19) (Former) Executive Vice President (Former) Chief Financial Officer and (Former) Secretary	Common Stock Series A Preferred Stock Series B Preferred Stock	77,549 915 —	1.68 .72 —	% %
Charles Day(20) (Former) Senior Vice President of Consumer Products	Common Stock Series A Preferred Stock Series B Preferred Stock	12,500 — —	.27 — —%
All Officers and Directors a group(21) (7 persons)	Common Stock Series A Preferred Stock Series B Preferred Stock	2,148,176 58,311 12,346	32.19 46.09 13.62	% % %

(1)
When voting with the shares of Common Stock on an as-converted basis, each share of Series A and Series B Preferred Stock is entitled to approximately 14.815 votes (the number of shares of Common Stock into which each share is convertible). The Series A Preferred Stock is entitled to elect two of Harvey's five directors and is otherwise entitled to vote on all matters (including the election of remaining directors) together with holders of Series B Preferred Stock and Common Stock voting as a class on an as-converted basis. Approval from the majority of the Series B Preferred Stock is required to approve the asset sale to Classic Media and is otherwise entitled to vote on all matters (including the election of remaining directors) together with holders of Series A Preferred Stock and Common Stock voting as a class on an as-converted basis. As of

  March 31, 2001, there were 126,525 shares of Series A Preferred Stock outstanding and 90,673 shares of Series B Preferred Stock outstanding. Subsequent to March 31, 2001 and before the Record Date, a total of 59,865 shares of Series A Preferred Stock were exchanged for a like number of shares of Series B Preferred Stock, 49,805 shares by Director Paul Guez and 10,060 shares by other holders of Series A Preferred Stock. The Series A and Series B Preferred Stock are economically equivalent and convert into the same number of shares of Common Stock.

(2)
The percent of Common Stock owned is calculated using the sum of (A) the number of shares of Common Stock owned, (B) the number of shares of Common Stock issuable upon conversion of the beneficial owner's Series A Preferred Stock and Series B Preferred Stock, and (C) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the numerator, and the sum of (X) the total number of shares of Common Stock outstanding (4,549,441), (Y) the number of shares of Common Stock issuable upon conversion of the beneficial owner's Series A Preferred Stock and Series B Preferred Stock, and (Z) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the denominator. The percent of Series A Preferred Stock owned is calculated using the number of shares of Series A Preferred Stock beneficially owned as the numerator and the total number of shares of Series A Preferred Stock outstanding on March 31, 2001 (126,525) as the denominator. The percent of Series B Preferred Stock owned is calculated using the number of shares of Series B Preferred Stock beneficially owned as the numerator and the total number of shares of Series B Preferred Stock outstanding on March 31, 2001 (90,673) as the denominator.

(3)
Includes shares held by AKAUSA and Mr. Al-Saud. The United States mailing address of AKAUSA and the United States address of Mr. Ahmad Bin Khalid Al-Saud is 3535 N. W. 58th Street, Suite 950, Oklahoma City, Oklahoma 73112. AKAUSA is a Cayman Islands corporation, 100% of whose stock is owned by Mr. Ahmad Bin Khalid Al-Saud, a citizen and resident of Saudi Arabia. 455,000 shares are held in AKAUSA's name, and 600,000 shares are held in Mr. Al-Saud's name. However, since Mr. Al-Saud owns 100% of AKAUSA, all voting power is held by Mr. Al-Saud.

(4)
The address of Universal Studios, Inc. is 100 Universal City Plaza, Universal City, California 91608.

(5)
The address of The Kushner-Locke Company is c/o Don Kushner or Peter Locke, 11601 Wilshire Boulevard, 21st Floor, Los Angeles, California 95205. Percent of class of Common Stock includes 93,147 shares of Series A Preferred Stock (as-converted); 838,327 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 388,235 shares of Common Stock within 60 days.

(6)
The address of the Checchi Family Trust is 920 Manhattan Beach Blvd., #1, Manhattan Beach, California 90266. Percent of class of Common Stock includes 169,539 shares of Series A Preferred Stock (as-converted) and exercisable options/warrants to purchase 10,000 shares of Common Stock within 60 days.

(7)
The address of Mr. Burns is c/o Lions Gate Entertainment, 4553 Glencoe Avenue, Suite 200, Marina del Rey, California 90292. Percent of class of Common Stock includes exercisable options/warrants to purchase 489,308 shares of Common Stock within 60 days.

(8)
The address of Mr. Scotti is c/o Global Media Management Group, LLC, 1999 Avenue of the Stars, 17th Floor, Los Angeles, California 90067. Percent of class of Common Stock includes exercisable options/warrants to purchase 155,200 shares of Common Stock within 60 days.

(9)
The address of Dimension Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. The number of shares beneficially owned is based on a Schedule 13G filed on February 2, 2001.

(10)
The address of LDB Corporation is 444 Sidney Baker South, Kerrville, Texas 78028. Percent of class of Common Stock includes 16,936 shares of Series A Preferred Stock (as-converted); 152,423 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 10,000 shares of Common Stock within 60 days.

(11)
The address of Mr. Burlage is c/o The Harvey Entertainment Company, 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 8,468 shares of Series A Preferred Stock (as-converted); 30,485 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 461,479 shares of Common Stock within 60 days.

(12)
The address of Mr. Doherty is c/o The Harvey Entertainment Company, 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes exercisable options/warrants to purchase 80,000 shares of Common Stock within 60 days.

(13)
The address of Mr. Guez is c/o The Harvey Entertainment Company, 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 838,470 and exercisable options/warrants to purchase 208,327 shares of Common Stock within 60 days.

(14)
The address of Mr. Gray is c/o Milestone Capital Inc., 1800 West Loop South, Suite 1075, Houston, Texas 77027. Percent of class of Common Stock includes exercisable options/warrants to purchase 142,500 shares of Common Stock within 60 days.

(15)
The address of Mr. Dallas is c/o The Harvey Entertainment Company, 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 16,936 shares of Series A Preferred Stock (as-converted); 152,423 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 70,588 shares of Common Stock within 60 days.

(16)
The address of Mr. Weisberger is c/o The Harvey Entertainment Company, 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes exercisable options/warrants to purchase 115,000 shares of Common Stock within 60 days.

(17)
The address of Ms. Stewart is c/o The Harvey Entertainment Company, 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Ms. Stewart was appointed as Corporate Secretary on March 21, 2001. Ms. Stewart does not currently own any Harvey securities or warrants/options to purchase Harvey securities.

(18)
The address of Mr. Mischel is c/o The Harvey Entertainment Company, 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 1,270 shares of Series A Preferred Stock (as-converted); 11,432 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 260,000 shares of Common Stock within 60 days. Mr. Mischel resigned from his position as President and Chief Operating Officer on January 1, 2001.

(19)
The address of Mr. Cushey is 7520 West 82nd Street, Playa Del Rey, California 90293. Percent of class of Common Stock includes 13,549 shares of Series A Preferred Stock (as-converted) and exercisable options/warrants to purchase 60,000 shares of Common Stock within 60 days. Mr. Cushey resigned from his position as Executive Vice President, Chief Financial Officer, and Corporate Secretary on May 24, 2000.

(20)
The address of Mr. Day is 101 Red Cedar Drive, Unite #2, Incline Village, NV 89451. Mr. Day resigned from his position as Senior Vice President of Consumer Products on January 21, 2000, effective March 31, 2000.

(21)
Includes the beneficial ownership of Messrs. Burlage, Guez, Gray, Doherty, Dallas, Weisberger and Ms. Stewart. Total Voting Power calculation includes the total number of options/warrants of such persons exercisable within 60 days (1,077,894) held by such persons to purchase shares of Common Stock. Assuming that none of such persons exercises within 60 days any of such his or her respective options or warrants, the Total Voting Power of the group is 19%.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

    Directors of Harvey who are neither employees of Harvey nor of Harvey's affiliates receive $20,000 in cash each year for serving on the Board. Such Directors also receive 10,000 stock options under Harvey's Amended and Restated 1997 Stock Option Plan on April 18 each year. In the 2000 fiscal year, Messrs. Gray, Doherty, Gottlieb, and Burns each received a grant of 10,000 options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

    Section 16(a) of the Securities Act of 1934, as amended, requires Harvey's directors and executive officers, and persons who own more than ten percent of a registered class of Harvey's equity securities, to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Harvey. Officers, directors and greater than ten-percent Shareholders are required by SEC regulations to furnish Harvey with copies of all Section 16(a) forms they file.

    To Harvey's knowledge, based solely on review of the copies of such reports furnished to Harvey, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

    The following table and related footnotes show the compensation paid during the fiscal years ended December 31, 2000, 1999 and 1998 to Harvey's Chief Executive Officer, and its three other most highly compensated officers for services rendered during such period to Harvey.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary		Bonus	Common Stock Underlying Options	All Other Compensation
Roger A. Burlage(1) Chairman and Chief Executive Officer	2000 1999	$ $	519,412 342,949	N/A N/A	N/A 589,309	$ $	7,500(2) 2,500(2)
Eric S. Mischel(1) President and Chief Operating Officer	2000 1999	$ $	252,216 171,474	N/A N/A	N/A 260,000	$ $	3,000(3) 59,000(3)
Ronald B. Cushey(6) Executive Vice President and Chief Financial Officer	2000 1999	$ $	75,331 102,885	$12,500 N/A	N/A 120,000	$	N/A 10,000(4)
Glenn R. Weisberger(6),(14) Executive Vice President, General Counsel and Interim Chief Financial Officer	2000 1999	$ $	149,340 35,785	$12,500 N/A	60,000 55,000		N/A N/A

Anthony J. Scotti(1) (Former) Interim Chief Executive Officer and (Former) Interim President	1998			(5)		(5)	271,600		N/A
Michael S. Hope(6) (Former) Interim Chief Financial Officer and (Former) Interim Secretary	1998			(7)		(7)	67,900		N/A
Jeffrey A. Montgomery(8) (Former) Chief	1998		$59,150		N/A		N/A		$3,012,379(9)
Charles Day (Former) Senior Vice President of Consumer Products	2000 1999 1998	$ $ $	46,250 181,250 147,255		N/A N/A N/A		N/A N/A N/A	$ $ $	3,156(10) 15,922(10) 47,878(10)
Don Gold(11) (Former) Senior Vice President — Harvey Home Entertainment	1998		$118,750		$20,000(12)		20,000		$6,650(13)

(1)
On April 26, 1999, Mr. Scotti resigned as Interim Chief Executive Officer and Interim President and Roger A. Burlage was appointed Chief Executive Officer and shortly thereafter Eric S. Mischel was appointed President and Chief Operating Officer. On December 15, 2000, Mr. Mischel's employment agreement was terminated and replaced with a consulting agreement, which became effective January 1, 2001.

(2)
Represents benefits paid under Mr. Burlage's employment contract related to country club dues.

(3)
For the year ended December 31, 2000, represents automobile expenses paid on behalf of Mr. Mischel. For the year ended December 31, 1999 represents amounts paid to The Mischel Company, of which Mr. Mischel was previously President, related to Harvey's acquisition of all right, title and interest in certain film projects owned by the Mischel Company.

(4)
Represents a consulting fee paid to Mr. Cushey for services related to the 1999 Refinancing prior to his employment by Harvey.

(5)
Mr. Scotti did not receive any salary directly from Harvey. Instead, Mr. Scotti served in his interim management positions pursuant to Harvey's management services agreement with Global Media Management, LLC.

(6)
On April 26, 1999 Mr. Hope resigned as Interim Chief Financial Officer and Interim Secretary. Shortly thereafter, Ronald B. Cushey was appointed Executive Vice President, Chief Financial Officer and Secretary. On May 24, 2000 Mr. Cushey resigned and Glenn R. Weisberger was appointed Interim Chief Financial Officer. On January 3, 2001, Mr. Weisberger resigned as Interim Chief Financial Officer and Caroline J. Stewart was appointed Chief Financial Officer.

(7)
Mr. Hope did not receive any salary directly from Harvey. Instead, Mr. Hope served in his interim management positions pursuant to Harvey's management services agreement with Global Media Management, LLC.

(8)
Effective July 10, 1989, Harvey entered into an employment agreement with Mr. Montgomery, which agreement was amended in March 1993 and April 1995. On March 20, 1998, Harvey's Board of Directors voted not to renew the agreement with Mr. Montgomery. The agreement expired on April 17, 1998. Mr. Montgomery is no longer an officer of Harvey.

(9)
Represents net proceeds from the exercise of stock options, sums advances under Harvey's defined contribution plan, which vest over a period of five years, an unaccountable business expense allowance, benefits under automobile and athletic club plans and in 1995 the value of a whole life insurance policy transferred to Mr. Montgomery in connection with his employment agreement.

(10)
Represents net proceeds from the exercise of stock options and benefits under automobile, living and moving allowance plans.

(11)
Mr. Gold's employment with Harvey terminated at the end of February 1999.

(12)
Represents a signing bonus.

(13)
Represents benefits under an automobile allowance plan.

(14)
Effective September 22, 1999, Harvey entered into an employment agreement with Mr. Weisberger, which was amended on December 15, 2000 and effective January 1, 2001.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table and related footnotes set forth the number of securities underlying options granted in the last fiscal year (2000) and held by each person who served as Harvey's Chief Executive Officer and its three other most highly compensated officers and the value thereof.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year(1)		Exercise or Base Price ($/Share)	Expiration Date
Roger A. Burlage	0	N/A		N/A	N/A
Eric S. Mischel	0	N/A		N/A	N/A
Ronald B. Cushey	0	N/A		N/A	N/A
Glenn R. Weisberger	40,000 6,667 6,667 6,666	20 3 3 3	% % % %	$6.75 $9.00 $11.00 $12.00	5/24/10 5/24/06 5/24/07 5/24/08

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 12/31/00	Value of Unexercised In-the- Money Options at 12/31/00(1) Exercisable (#) / Unexercisable (#)
Roger A. Burlage	0	N/A	589,309	0/0
Eric S. Mischel	0	N/A	260,000	0/0
Ronald B. Cushey	0	N/A	60,000	0/0
Glenn R. Weisberger	0	N/A	75,000	0/0

(1)
The Common Stock closed on The Nasdaq National Market on December 31, 2000 at $0.188 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Harvey has entered into certain relationships and transactions with related parties. Such relationships and transactions include, without limitation, the following:

UNIVERSAL STUDIOS

    In December 1990, Harvey sold Universal Studios a 20% equity interest in Harvey for $3,000,000 and entered into a Registration Agreement and Memorandum of Distribution Agreement with Universal Studios, as amended by letters dated April 22, 1993 and September 28, 1993. Under the distribution agreement, Universal Studios was granted certain limited rights, with no corresponding obligation, to exploit Harvey's classic cartoon characters and products in (i) theatrical motion pictures, (ii) television, (iii) home video, (iv) merchandising, and (v) theme parks, and to distribute new pictures in all media. Under the distribution agreement, Harvey retained the right to create and distribute existing and new television, home video and new media products, subject to Universal Studios' first negotiation rights and first negotiation/first refusal rights, and also retained certain limited rights to exploit Harvey's classic cartoon characters in theme parks.

    In November 1999, Harvey and Universal Studios entered into an Amended and Restated Memorandum of Distribution Agreement which included alterations to the obligations and rights of the parties with respect to merchandising in the form of a letter agreement executed concurrently therewith, collectively referred to as the "Universal Settlement Agreement". In summary, pursuant to the Universal Settlement Agreement, Harvey reacquired from Universal Studios (i) control of all merchandising rights with respect to Harvey's classic cartoon characters (except those related to a Casper or Casper character motion pictures produced and/or released by Universal Studios), (ii) first negotiation/first refusal rights and first negotiation rights in all of Harvey's classic cartoon characters other than certain first negotiation/first refusal rights and first negotiation rights relating to Casper and Casper characters and (iii) theme park rights other than those relating to Casper and the Casper characters. In exchange for the reacquisition of these rights, Harvey provided Universal Studios with an exclusive release window for the first sequel to the first Casper movie (and potentially other sequels), a first negotiation/first refusal right with respect to the first direct-to-video production featuring Casper after the release of the first Casper sequel and the right to exploit movie merchandising related to Casper and Casper characters appearing in permitted feature pictures which feature or refer in to the title to Casper or Casper characters during merchandising windows associated with such picture (such windows are exclusive except that, during a window, Harvey may enter into new licenses with a term beginning after the window and such pre-existing licenses between Harvey and third parties are not affected by a window).

    Under the Universal Studios distribution agreement, Universal Studios had the sole and exclusive right and license to develop, produce and distribute theatrical motion pictures based on the Casper, the Friendly Ghost character. Upon commencement of principal photography of the first Casper movie (released in May of 1995), Universal Studios became vested with all theatrical sequel and theatrical remake rights to Casper.

    In May 1997, Harvey entered into an agreement with Universal Studios to produce and distribute a motion picture sequel to the first Casper movie to be produced by Universal Pictures and Amblin Entertainment. Harvey received an advance for the sequel rights and, if a sequel is produced, is contractually entitled to receive additional advances against a percentage of gross receipts from all sources of exploitation of the motion picture. As part of Harvey's agreement with Universal Studios, Harvey was also paid a non-refundable advance against Harvey's share of its profit participation from the first Casper movie.

    On February 16, 1999, Universal Studios advised Harvey that neither Universal Studios nor Amblin Entertainment had approved a script or commenced pre-production on a Casper sequel. Universal

Studios indicated that script approval was imminent and that it would advise Harvey when script approval was received and would formally request at that time an extension of the February 15, 1999 initial notice date. To date, Harvey has not received any request regarding the February 15, 1999 initial notice date.

    Although Universal Studios' rights to develop and produce theatrical motion pictures featuring Harvey's classic cartoon characters (other than Casper) expired in December 1995, it had retained a first negotiation right with respect to new pictures in which the name of one or more Casper characters (other than Casper) is to appear in the title of the picture or in which one or more Casper characters (other than Casper) are featured which it may exercise should Harvey attempt to license or transfer theatrical motion picture rights or such characters to third parties. The first negotiation right expired on December 7, 2000.

    Under the Universal Settlement Agreement, Universal Studios had first negotiation/first refusal rights for the exploitation of new television product and domestic distribution of Harvey's existing animated film library of product featuring Casper or having Casper's name in the title. These first negotiation/first refusal rights expired on December 7, 2000.

    Under the Universal Settlement Agreement, Universal Studios also had first negotiation/first refusal rights for the exploitation of new television product and domestic distribution of Harvey's existing animated film library of product featuring Casper characters (other than Casper) or having a Casper character name (other than Casper) in the title. The first negotiation/first refusal rights expired on December 7, 2000.

    Under the distribution agreement, Universal Studios held certain first negotiation/first refusal rights with respect to Harvey's worldwide licensing of (i) home video rights in Harvey's library existing on the date of the distribution agreement, (ii) new television products (subject to Harvey's retaining the right under certain circumstances to transfer home video rights in a new television product to a third party concurrent with the transfer of television rights), and (iii) characters and products which Harvey intended to exploit initially in the home video market. Pursuant to the Universal Settlement Agreement, Universal Studios released all such rights except a first negotiation/first refusal right to produce and release the first feature length Casper direct-to-video after the next Casper theatrical release. The next sequel rights expired in December 2000.

    In 1999 Harvey commenced negotiations with Universal Studios relating to an agreement for the distribution of certain of its Harveytoons episodes in the domestic home video market, plus the release of certain other projects to be produced for the domestic direct-to-video market, including "Casper's Haunted Christmas", until the year 2005 in exchange for royalty fees. The agreement was not completed, and the parties agreed that they would continue to abide by the terms of that agreement only in respect to the film "Casper's Haunted Christmas", but would terminate the proposed agreement in all other respects.

    In order to secure Universal Studios' rights under the distribution agreement, Harvey granted to Universal Studios security interests in the rights it acquired. After the May 1997 Amendment, this security interest continues with respect to the Casper characters only.

    Harvey entered into a short-term sublease with MCA Records (a subsidiary of Universal Studios) on September 22, 1998 for 3,000 square feet of space at its Santa Monica premises for a monthly rental of approximately $7,000 until October 1997 at which time it increased to $7,500 until September 1999. The lease has been extended to October 2001 at a monthly lease rate of approximately $12,000. MCA Records has requested that Harvey allow an early termination of this sublease.

PRUDENTIAL SECURITIES, INC.

    On April 7, 1999 Harvey entered into a Stock Purchase Agreement by and among Harvey and Michael R. Burns, Roger A. Burlage, Ken Slutsky, William Dallas, Paul Guez and the Kushner-Locke Company pursuant to which Harvey issued and sold 170,000 shares of its Series A Preferred Stock and warrants to purchase up to 2,400,000 shares of Harvey's Common Stock. In connection with the Stock Purchase, Prudential Securities Inc. received fees of approximately $450,000 for advisory services rendered. Michael R. Burns, a former director of Harvey who resigned in May 2000, was then Managing Director of Prudential Securities Inc.

REGISTRATION RIGHTS AGREEMENTS

    Harvey entered into a Registration Rights Agreement dated as of December 7, 1990, as amended by letter dated as of April 22, 1993, with Universal Studios and AKAUSA (the predecessor to Mr. Ahmad Bin Khalid Al-Saud). The registration agreement provides that at any time after June 18, 1994, AKAUSA and/or Universal Studios may request that Harvey use its best efforts to register for sale under the Securities Act of 1933 their respective shares of the Common Stock. The registration agreement also provides for a second demand registration and for certain "piggy back" registration rights in the event Harvey initiates another registered stock offering under the Securities Act.

    In October 1994, Harvey sold 250,000 shares of Common Stock, AKAUSA sold 200,000 shares of Common Stock and Mr. Montgomery sold 50,000 shares of Common Stock in a private placement. Purchasers therein were granted registration rights. Harvey filed a registration statement on Form S-3 to register the shares sold in the 1994 private placement. AKAUSA also exercised its piggyback registration rights with respect to Harvey's Form S-3 filing.

    On April 26, 1999, in connection with the issuance and sale of the Series A Preferred Stock and warrants, Harvey entered into a Registration Rights Agreement with Michael R. Burns, Roger A. Burlage, Paul Guez, William Dallas, Al Checchi, Ken Slutsky and The Kushner-Locke Company. The agreement gives such holders certain demand and piggyback registration rights commencing on the date that is 18-months following the issuance and sale of the Series A Preferred Stock and the warrants to register the Common Stock issuable upon conversion of the Series A Preferred Stock and the exercise of the warrants.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS AND DIRECTORS

    Harvey entered into an employment agreement with Roger A. Burlage, dated April 7, 1999 which provides that he will serve as Harvey's Chairman and Chief Executive Officer for a term of four years. Mr. Burlage is entitled to an annual salary of $500,000, with minimum annual increases of 7.5%. Mr. Burlage is also eligible to receive a discretionary bonus as determined by the Board. As part of the agreement, Mr. Burlage was granted warrants to purchase 400,000 shares of Harvey's Common Stock at exercise prices ranging from $9.00 to $12.00 per share, and may receive up to an additional 200,000 warrants at his election under certain circumstances within one year of the effective date of his employment agreement. One half of such warrants vested upon Mr. Burlage signing the agreement and the balance vest over a three-year period, with 25% vesting on the first anniversary, and 12.5% vesting on each of the second and third anniversaries of the agreement. Mr. Burlage is also entitled to be reimbursed for up to $7,500 per year for country club dues, and to receive all other benefits generally available to Harvey's other officers, including participation in stock incentive, retirement, medical, dental and accidental death benefit plans, life and disability insurance and vacation. If Mr. Burlage's position is eliminated as a result of a merger or consolidation of Harvey, Mr. Burlage will be entitled to terminate his employment within three months of such event and to receive all salary, benefits and emoluments in effect as such date through the remainder of his four-year term.

    Harvey entered into an employment agreement with Charles Day, effective October 16, 1996, as amended on December 19, 1997, which provides that Mr. Day served as Harvey's Senior Vice President of Consumer Products. In September 1998, the agreement was extended through March 31, 2000 and it was not renewed further upon its expiration. The termination agreement between Harvey and Mr. Day is described below. The employment agreement was further amended on May 17, 1999 to increase Mr. Day's annual salary from $139,000 to $149,000 effective as of that date. In addition to his annual salary, Mr. Day was entitled to certain other benefits including a monthly living allowance of $3,000 during the term of his employment agreement, insurance benefits, four weeks of paid vacation, use of an automobile, reimbursement of automobile insurance expenses, reimbursement of moving expenses at the beginning of the term and reimbursement of attorney's fees incurred in connection with the negotiation of his employment agreement. Mr. Day was also entitled to receive an annual bonus equal to a percentage of pre-tax net profits from Harvey's merchandising activities under Mr. Day's supervision. In addition, Mr. Day received an option to purchase 15,000 shares of common stock at $11.00 per share (adjusted to $7.25 per share in December 1998) vesting over three years and an option to purchase 5,000 shares of common stock at $11.00 per share vesting over two years. Mr. Day's employment agreement also provided that Harvey would indemnify Mr. Day for any loss he incurs by virtue of his position as an employee of Harvey.

    Harvey entered into a termination agreement with Mr. Day, dated January 21, 2000. The agreement terminates Mr. Day's employment at Harvey as of March 31, 2000. Mr. Day was to be paid any accrued vacation pay and any unreimbursed business expenses. All vested and unexercised stock options were to expire per the terms of the stock option plan agreement. All unvested stock options as of March 31, 2000 were to be cancelled. Pursuant to the termination agreement, Harvey and Mr. Day released each other from any and all, known or unknown, claims, liabilities, losses, agreements, rights, causes of action and expenses of any nature arising during the period of Mr. Day's employment, relating to the employment, or concerning the termination of Mr. Day's employment.

    Harvey entered into an employment agreement with Ronald B. Cushey, dated April 26, 1999, which provides that he will serve as Harvey's Executive Vice President and Chief Financial Officer and Corporate Secretary for a term of three years. Mr. Cushey has since resigned pursuant to the settlement agreement described below. The April 1999 employment agreement states that Mr. Cushey was entitled to annual salaries of $150,000, $165,000 and $180,000, in the first, second and third years of the term, respectively, as well as an annual discretionary bonus as determined by the Board. Mr. Cushey's annual salary could have been increased to $200,000 in certain circumstances if Harvey's annual revenues exceed $20,000,000 or if responsibilities related to additional corporate activity were required. As part of the agreement, Mr. Cushey was granted warrants to purchase 80,000 shares of Harvey's Common Stock at exercise prices ranging from $9.00 to $12.00 per share, with one-half of such warrants vesting on signing of the agreement, 25% vesting on the first anniversary of the agreement and 12.5% vesting on each of the second and third anniversaries of the agreement. Mr. Cushey was also entitled to receive all other benefits generally available to Harvey's other officers, including participation in stock incentive, retirement, medical, dental and accidental benefit plans, life and disability insurance and vacation.

    Harvey entered into a settlement agreement with Mr. Cushey, dated May 24, 2000. The agreement provides that Mr. Cushey's employment is terminated as of May 24, 2000. All unvested stock options and warrants that were not vested as of Mr. Cushey's termination were cancelled. All vested and unexercised stock options and warrants are to expire per the terms of the stock option plan and applicable warrant agreement. Pursuant to the termination agreement, Harvey and Mr. Cushey released each other from any and all, known or unknown, claims, liabilities, losses, agreements, rights, causes of action and expenses of any nature arising during the period of Mr. Cushey's employment, relating to the employment, or concerning the termination of Mr. Cushey's employment.

    Harvey entered into an employment agreement with Eric S. Mischel, dated April 26, 1999 which provided that he would serve as Harvey's President and Chief Operating Officer for a term of four years. Mr. Mischel has since resigned pursuant to the settlement agreement described below. The April 1999 employment agreement states that Mr. Mischel was entitled to an annual salary of $250,000 with minimum annual increases of 7 1/2%, as well as an annual discretionary bonus as determined by the Board. As part of the agreement, Mr. Mischel was granted warrants to purchase 210,000 shares of Harvey's Common Stock at exercise prices ranging from $9.00 to $12.00 per share, with one-half of such warrants vesting on signing of the agreement, 25% vesting on the first anniversary of the agreement and 12.5% vesting on each of the second and third anniversaries of the agreement. Harvey agreed to obtain certain film projects previously held by Mr. Mischel in The Mischel Company, of which he was president prior to joining Harvey. Mr. Mischel was paid an amount of $65,000 by Harvey for the transfer of all title, rights and interest in these projects. He was entitled to receive a profit participation of 60% on certain of the film projects transferred to Harvey. Mr. Mischel was also entitled to receive all other benefits generally available to Harvey's other officers, including participation in stock incentive, retirement, medical, dental and accidental benefit plans, life and disability insurance and vacation.

    Harvey entered into a settlement agreement with Mr. Mischel, dated December 15, 2000. The agreement commenced on January 1, 2001 and terminates on April 25, 2003. The agreement terminates Mr. Mischel's previous employment agreement as of January 1, 2001, and provides that Mr. Mischel, on a part time basis, is to assist Harvey in developing the BUNNY, RICHIE RICH, HOT STUFF, and the WALTER MILLER projects for a period of one year, as well as the new Hearst licensing and merchandising deals. Harvey is to pay a $134,365 annual consulting fee to Mr. Mischel for his services. If Harvey is sold to a third party during the term of the agreement, Harvey is to pay Mr. Mischel an amount equal to $313,500 less the amounts previously paid to Mischel. Payment is to be made within 5 days of the consummation of the sale. If the acquiring entity fails to pay the foregoing amount, Mr. Mischel is entitled to receive $627,000 less the amounts previously paid to Mischel. As of January 1, 2001, all of Mr. Mischel's unvested warrants were cancelled, and al of his stock options became fully vested and are exercisable for one year after the date Mr. Mischel ceases to provide services under the settlement agreement. However, in no event shall any options be exercisable after January 2, 2002. The exercise price of all of Mr. Mischel's options is to be $0.80 per share. Harvey will provide health insurance coverage to Mr. Mischel until the earlier of April 25, 2003, or such time as Mr. Mischel becomes eligible for health insurance by a new employer. Mr. Mischel is also entitled to continue the use of his company car until the end of the lease, whereby Mr. Mischel is to pay half of the monthly cost of the lease. In addition, Harvey and Mr. Mischel released each other from any and all, known or unknown, claims, arising during the period of Mr. Mischel's employment, relating to his employment or termination.

    Harvey entered into an employment agreement with Glenn R. Weisberger, dated September 22, 1999, which provides that he will serve as Harvey's Executive Senior Vice President and General Counsel for a three year term. This agreement has since been amended as detailed below. The 1999 agreement provides that Mr. Weisberger will receive an annual guaranteed salary of $145,000 for the first year, $155,000 for the second year, and $165,000 for the third year, as well as an annual discretionary bonus as determined by the Board. As part of the agreement, Mr. Weisberger was granted warrants to purchase 40,000 shares of Harvey's Common Stock, with one-half of such warrants vesting on signing of the agreement, 25% vesting on the first anniversary of the agreement and 12.5% vesting on each of the second and third anniversaries of the agreement.

    Harvey amended Mr. Weisberger's agreement on January 1, 2001. The amended agreement provides that he will serve as Harvey's Senior Executive Vice President and General Counsel, on a part-time basis, until the earlier of June 30, 2001, or such time that Mr. Weisberger accepts full-time employment with a new employer. Mr. Weisberger is entitled to a monthly salary of $15,000. As part of the agreement, Mr. Weisberger's options and warrants are to vest and become exercisable as of January 1, 2001 and up until one year after the date Mr. Weisberger ceases to provide services to Harvey. Options may be exercised at a price of $0.80 a share. Mr. Weisberger is not entitled to any benefit coverage other than health benefit coverage, which will be provided until the earlier of October 31, 2002, or such time that Mr. Weisberger is eligible for health benefits from a new employer. In addition, Harvey and Mr. Weisberger released each other from any and all, known or unknown, claims, liabilities, losses, agreements, rights, causes of action and expenses of any nature arising during the period of Mr. Weisberger's employment, relating to the employment, or concerning the termination of Mr. Weisberger's employment.

    As referenced earlier, Harvey entered into a consulting agreement with William Merrigan on May 28, 2000, which was to commence on June 1, 2000 and continue for two to three months at Mr. Merrigan's option. Pursuant to the agreement, Mr. Merrigan is to perform exclusive consulting services in regards to Harvey's banking and financing needs in exchange for a compensation of $10,000 per month payable in advance of each month. In addition, the agreement provides that in the event of a sale of the Harvey, a change of control at Harvey, or an equity infusion into Harvey is closed within 12 months of the commencement date of the agreement, Mr. Merrigan is entitled to receive a Success Bonus in the amount of $45,000. In light of the proposed sale to Classic Media, Harvey has agreed to commence paying Mr. Merrigan the bonus of $45,000, payable in $5,000 monthly installments commencing in March 2001 and continuing until the earlier of the close of a sales transaction, such as the current Classic Media transactions, or the payment of a total of $45,000.

SHAREHOLDER PROPOSALS

    Shareholders are advised that any Shareholder proposals intended for consideration at the 2002 Annual Meeting of Shareholders must be received by Harvey at its principal executive offices on or before January 1, 2002 in order to be eligible for inclusion in the proxy materials for the 2002 Annual Meeting. It is recommended that Shareholders submitting proposals direct them to the Secretary of Harvey and utilize certified mail with return receipt requested.

FORM 10-KSB

    A copy of Harvey's Annual Report on Form 10-KSB, as amended, for the Fiscal Year ended December 31, 2000, exclusive of exhibits, accompanies this proxy statement as Attachment D. Additional copies will be mailed without charge to any Shareholder entitled to vote at the Special Meeting, upon written request to: Ms. Caroline J. Stewart, The Harvey Entertainment Company, 11835 W. Olympic Boulevard, Suite 550, Los Angeles, CA 90064.

    We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov.

    You should rely on the information contained in this proxy statement to vote on the matters described herein, including the asset purchase and sale. Harvey has not authorized anyone to provide information that is different from what is contained in this proxy statement.

                      By Order of the Board of Directors,

                      /s/ CAROLINE J. STEWART
                      Caroline J. Stewart
                      Chief Financial Officer and Corporate Secretary

May 9, 2001
Los Angeles, California

    SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

ATTACHMENT A

    ASSET PURCHASE AND SALE AGREEMENT

by and between

THE HARVEY ENTERTAINMENT COMPANY,
a California corporation,

HARVEY COMICS, INC.,
a New York corporation,

and

BHP PRODUCTIONS, INC.,
a California corporation,

on the one hand,

and

CLASSIC MEDIA, LLC,
a Delaware limited liability company,

on the other hand

Dated as of March 7, 2001

ASSET PURCHASE AND SALE AGREEMENT

    THIS ASSET PURCHASE AND SALE AGREEMENT is made and entered into as of the 7th day of March 2001 (this "Agreement"), by and between THE HARVEY ENTERTAINMENT COMPANY, a California corporation (the "Company"), HARVEY COMICS, INC., a New York corporation and a wholly owned subsidiary of the Company ("HCI"), and BHP PRODUCTIONS, INC., a California corporation and a wholly owned subsidiary of HCI ("BHP"), on the one hand (individually, a "Seller" and, collectively, "Sellers"), and CLASSIC MEDIA, LLC, a Delaware limited liability company ("Purchaser"), on the other hand.

RECITALS

    A.  Sellers are engaged in the business (collectively, the "Harvey Entertainment Business") of creating, owning, using, marketing, licensing and otherwise exploiting on a worldwide basis a library of cartoon characters, which include, without limitation, the characters listed on Schedule 1.1A, sometimes referred to as the "Characters," and other Entertainment Related Assets. The Characters do not include any cartoon characters appearing in the films owned by PM Entertainment, which are listed on Schedule 1.1B (the "PM Entertainment Characters"). The PM Entertainment Characters do not include any Characters.

    B.  Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, substantially all of the assets, properties and rights owned or held by Sellers and used in the conduct of the Harvey Entertainment Business (the "Acquisition"), all on the terms and subject to the conditions set forth in this Agreement.

    C.  The Board of Directors of the Company and each other Seller has approved this Agreement, upon the terms and subject to the conditions set forth in this Agreement, has determined that the Acquisition and the other transactions contemplated hereby are advisable and in the best interests of its shareholders and has resolved to recommend that its shareholders approve this Agreement, the Acquisition and the other transactions contemplated hereby. In addition, the shareholder of each Seller (other than the Company) has approved this Agreement, the Acquisition and the other transactions contemplated hereby.

    D.  Pursuant to that certain Escrow Agreement dated as of August 24, 2000 (the "Escrow Agreement"), by and among Purchaser, the Company and Escrow Holder (as defined therein), Purchaser initially deposited with Escrow Holder a deposit of $1,000,000 (which Purchaser agrees to increase to $1,500,000 within fifteen (15) business days after the date of this Agreement, and Purchaser's failure to so increase the Deposit shall be a Purchaser Material Breach for which no notice or cure period shall apply) (such amount, as so increased, without any accrued interest or other earnings thereon, is referred to herein as the "Deposit"). Purchaser and the Company are also parties to a Letter of Intent dated August 24, 2000 (as amended by an amendment to Letter of Intent dated September 28, 2000, the "August 24 Letter of Intent"), all action on which shall be stayed pending the completion of the Acquisition, subject to the provisions of Article VIII.

AGREEMENT

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and other promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.

PURCHASE AND SALE OF ASSETS; LIABILITIES; CLOSING

    Section 1.1  Purchase and Sale of Harvey Entertainment Assets.  On the terms and subject to the conditions of this Agreement, at the Closing, Sellers shall sell, assign, transfer, convey, grant and deliver to Purchaser, and Purchaser shall purchase from Sellers, free and clear of any and all Liens (other than the Permitted Liens (as defined in Section 3.6(a)) and the Assumed Liabilities that

Purchaser will assume hereunder), the following assets, properties and rights owned or held by Sellers and used in the conduct of the Harvey Entertainment Business (such assets, properties and rights described in this Section 1.1, other than the Retained Assets, being collectively referred to herein as the "Harvey Entertainment Assets"), including, without limitation:

      (a)  Entertainment Related Assets.  All Entertainment Related Assets, including, without limitation, the Characters listed on Schedule 1.1A and the copyrights, trademarks, Physical Properties, Rights and other Entertainment Related Assets listed on Schedules 3.7(b)(i)  through 3.7(b)(iii);

      (b)  Cash Proceeds.  Cash proceeds derived from any source with respect to the Harvey Entertainment Assets or the Harvey Entertainment Business collected or received on or after February 1, 2001, other than cash proceeds derived from the License Agreements listed on Schedule 1.2(b) and the cash in transit referred to in Section 1.2(d);

      (c)  Assigned Contracts.  All contracts, licenses, agreements, commitments, understandings and arrangements related primarily to the Harvey Entertainment Assets or the conduct of the Harvey Entertainment Business, including, without limitation, the contracts, licenses and agreements that are listed or described on Schedule 1.1(c) (collectively, including the Acquisition Agreements, License Agreements, Underlying Agreements and other agreements covered by the definition of Entertainment Related Assets in clause (a) above, the "Assigned Contracts") and the rights of Sellers thereunder;

      (d)  Assigned Receivables.  All accounts, notes and other receivables, including, without limitation, all overages and accounts receivable that have been classified as bad debts, and other rights to payment of money, and any evidences thereof, relating primarily to the Harvey Entertainment Assets or arising primarily out of the conduct of the Harvey Entertainment Business, whether or not existing on the Closing Date, other than the Retained Receivables (collectively, the "Assigned Receivables");

      (e)  Prepaid and Other Assets.  Any prepaid expenses, deposits and similar assets relating to the Harvey Entertainment Assets;

      (f)  Claims.  All of Sellers' rights, claims, credits, causes of action or rights of setoff against third parties relating primarily to any Harvey Entertainment Assets or the conduct of the Harvey Entertainment Business, including, without limitation, audit rights against third parties, whether arising prior to, on or after the Closing Date, including, without limitation, any and all proceeds arising from the Company's audit adjustment claim against Universal with respect to unpaid royalties due to the Company in connection with Universal's licensing and merchandising for the character "Casper" and, in connection therewith, Purchaser shall bear any payments due from the Company to Universal regarding past licensing and merchandising for the character "Casper" as provided in Section 1.3(d);

      (g)  Licenses.  Any transferable licenses, permits and other authorizations issued by any Governmental or Regulatory Authority affecting the use of any Harvey Entertainment Assets or necessary for the conduct of the Harvey Entertainment Business;

      (h)  Warranties.  All rights of Sellers under express or implied warranties from vendors given to Sellers with respect to any Harvey Entertainment Assets, to the extent the same may be assigned;

      (i)  Files and Records.  All original copies of books, records and accounts, files, legal files and related correspondence, databases and papers of Sellers, whether in hard copy, electronic format or another medium, relating to the Harvey Entertainment Assets or the conduct of the Harvey Entertainment Business (except for those assets that relate primarily to the Retained

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  Assets), including, without limitation, style books, sales and promotional materials, correspondence files, proprietary software (including all source code, object code, firmware, development tools, files, records and data and all media on which any of the foregoing is recorded), supplies, merchandise and product samples, price lists, pricing records and related schedules, and any information relating to Taxes imposed on the Harvey Entertainment Assets;

      (j)  Harvey Domain Names.  The Harvey name and website, including the Harvey Domain Names; and

      (k)  Goodwill.  All goodwill associated with the foregoing assets, properties and rights and the Harvey Entertainment Business.

    Section 1.2  Retained Assets.  In addition to the assets, properties and rights excluded from the definition of Harvey Entertainment Assets in Section 1.1, Sellers are not selling, and Purchaser is not purchasing, any of the following assets, properties or rights, all of which shall be retained by Sellers (collectively referred to herein as the "Retained Assets"):

      (a) Any assets, properties or rights that are not used primarily in the conduct of the Harvey Entertainment Business, including, without limitation, the assets, properties and rights used primarily in the conduct of the film business of Pepin/Merhi Entertainment Group, Inc., a California corporation ("PM Entertainment") and a wholly owned subsidiary of the Company;

      (b) The License Agreements regarding the film "Casper's Haunted Christmas", and the film "Baby Huey's Great Easter Adventure" (and all proceeds and accounts receivable relating thereto (including, without limitation, the Retained Receivables and all overages)) for which deal memos or executed agreements were either in negotiation, pending, entered into or renewed prior to February 1, 2001, all as listed on Schedule 1.2(b);

      (c) The accounts, notes and other receivables, and other rights to payment of money, of Sellers arising under the License Agreements listed on Schedule 1.2(b), including, without limitation, those listed on Schedule 1.2(c) (the "Retained Receivables");

      (d) Any cash on hand, and cash in transit from Hearst Entertainment in the amount of up to $229,825, and in bank accounts of Sellers and Sellers' rights in and to any capital stock and other equity interests in third parties;

      (e) Any pensions or profit sharing plans, and the assets thereof, and all other employee benefit plans or arrangements and the assets thereof;

      (f)  Any real property and leases of, and other interests in, real property of Sellers, including, without limitation, deposits relating thereto;

      (g) Any capital stock or other equity interests of Sellers or any of their Affiliates;

      (h) All securities and equipment in the various Company subsidiaries (including, without limitation, PM Entertainment, Inferno Acquisition Corp., Sunland Studios, Inc., BHP, HCI, Firetrap, Inc., Shadow Hills Post LLC and Harvey Fashions LLC), all filmed entertainment properties owned by PM Entertainment, and the films "Layover" and "Roxanne's Best Christmas;"

      (i)  Any rights with respect to Sellers' employees or any employee benefit plans of Sellers;

      (j)  Any insurance policies insuring Sellers against liability with respect to their businesses or assets;

      (k) The Settlement Agreement and Mutual General Release dated as of December 15, 2000, between the Company and Rick Mischel (the "Mischel Settlement Agreement");

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      (l)  Any Tax Returns of Sellers, any rights to or claims for refunds or rebates of Taxes for periods ending on or prior to the Closing Date, and the benefits of any net operating loss carryforwards, carrybacks or other credits of Sellers, whether or not attributable to the Harvey Entertainment Business; or

      (m) Any assets used in connection with the corporate organizational functions of Sellers (including furniture and fixtures and other tangible personal property not primarily related to the Harvey Entertainment Assets or the Harvey Entertainment Business), the corporate charter, taxpayer and other identification numbers, corporate seals, minute books and stock transfer books and personnel files, whether or not used for the benefit of the Harvey Entertainment Business.

    Section 1.3  Assumed Liabilities.  At the Closing, Purchaser shall deliver to Sellers the Instrument of Assignment and Assumption pursuant to which Purchaser shall assume and agree to discharge the following (and only the following) liabilities and obligations of Sellers (the "Assumed Liabilities") in accordance with their respective terms and subject to the respective conditions thereof:

      (a) Payments due to Columbia/TriStar in respect of the film "Baby Huey's Great Easter Adventure" (to be capped at $180,000), including the reimbursement to Sellers of any such amounts paid by Sellers to Columbia/TriStar between February 1, 2001 and Closing (to be reimbursed or prorated at the Closing upon presentation of documentation for such expenses);

      (b) All other liabilities or obligations (capped at $100,000 in the aggregate) in respect of the Harvey Entertainment Assets or the Assigned Contracts agreed to or committed to prior to February 1, 2001, including existing licensing arrangements, development deals, and credit commitments, and including (i) $25,000 due to a writer for the next "Casper" direct-to-video production, (ii) unpaid residuals owing regarding the film "Baby Huey's Great Easter Adventure" of approximately $65,000 and (iii) net obligations (equal to $0) owed to a writer with respect to a "Richie Rich" screenplay for the Warner Brothers pilot, net of the Warner Brother's reimbursement of the same which is being assigned to Purchaser hereunder as an Assigned Receivable;

      (c) Any Royalties and Participations, Guild Payments and other third-party payments arising in the generation of the Assigned Receivables (payment of which prior to the Closing may be made by Seller if due and payable and accounted for as a Proration Adjustment);

      (d) Any liabilities for the audit adjustment, if any, due from the Company to Universal regarding past licensing and merchandising for the character "Casper" as set forth in Section 1.1(f);

      (e) Obligations under the Mischel Settlement Agreement arising on or after the Closing (not to exceed $11,300 per month and ending April 25, 2003), and fifty percent (50%) of such obligations with respect to the period between March 1, 2001 and Closing (such fifty percent (50%) to be paid at the Closing as a Proration Adjustment), it being understood that such Mischel Settlement Agreement shall not be an Assigned Contract (in the event that payments under the Mischel Settlement Agreement are accelerated, other than due to a default by Purchaser of its obligations under this clause (e) after the Closing (which default shall be the subject of indemnification hereunder), Purchaser shall continue to pay an amount not to exceed $11,300 per month through April 25, 2003 to Sellers, and Sellers shall be responsible for paying the accelerated amounts to Mr. Mischel when due);

      (f)  $10,000 per year salary and contract of Sid Jacobson, a lifetime consultant to the Company (paid on and after Closing);

      (g) $5,000 per year salary and contract of Seymour Reit, a lifetime consultant to the Company (paid on and after Closing);

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      (h) Delivery costs for the Harveytoons Entertainment Assets (limited to $150,000, including delivery costs for Purchaser and Swen), and if Sellers have previously paid a portion of this amount, Sellers shall be reimbursed for such payments at the Closing;

      (i)  All liabilities and obligations of Sellers accruing or arising on or after February 1, 2001, relating to:

         (i) the rental and other charges payable with respect to the storage at off-site storage facilities of Entertainment Related Assets with respect to the time period on and after February 1, 2001 (estimated to be approximately $1,600 per month);

        (ii) the Assigned Contracts (including, for the avoidance of doubt, the obligation to repurchase returned video cassette and DVD units from Universal of the film "Casper's Haunted Christmas") but not any other expenses or obligations incurred or arising thereunder prior to February 1, 2001, except as set forth in Section 1.3(b);

      (j)  Except as otherwise provided herein, all costs and expenses of maintaining or preserving the intellectual property included in the Entertainment Related Assets on or after February 1, 2001;

      (k) Guild liens in respect of the Harvey Entertainment Assets; and

      (l)  All liabilities in respect of Taxes for which Purchaser is liable pursuant hereto.

    Section 1.4  Retained Liabilities.  Notwithstanding Section 1.3, Purchaser shall not assume or be obligated to pay, perform or otherwise discharge any liability or obligation of Sellers not expressly and specifically assumed by Purchaser as an Assumed Liability (all such liabilities and obligations not being assumed being herein called the "Retained Liabilities"). Without limiting the generality of the foregoing, none of the following shall be Assumed Liabilities for purposes of this Agreement:

      (a) any intercompany payables and other liabilities or obligations among the Sellers and their Affiliates;

      (b) any costs and expenses incurred by Sellers incident to their negotiation and preparation of this Agreement and their performance and compliance with the agreements and conditions contained herein and therein (except as otherwise specifically provided herein);

      (c) any debts, liabilities and obligations in respect of any Retained Assets;

      (d) any liabilities in respect of the claims or proceedings which are otherwise described or should have been described in Schedule 3.11, which claims or proceedings Sellers shall have the right to dispose of in its discretion;

      (e) any Royalties and Participations, Guild Payments and other third-party payments arising in the generation of, or attributable to, Retained Receivables collected prior to February 1, 2001, except as otherwise set forth in Section 1.3(b)(ii);

      (f)  all liabilities or obligations of any kind relating to the Harvey Entertainment Business, the Harvey Entertainment Assets and the Assigned Contracts accruing or arising out of, or based upon, events, facts, circumstances, occurrences or developments in existence or that occurred prior to February 1, 2001, except to the extent such liabilities expressly constitute an Assumed Liability;

      (g) any liabilities and obligations related to, associated with or arising out of (i) the occupancy, operation, use or control of any of the Harvey Entertainment Assets prior to February 1, 2001, (ii) all costs and expenses of maintaining or processing the intellectual property included in the Entertainment Related Assets prior to February 1, 2001, and (iii) the operation of the Harvey Entertainment Business prior to February 1, 2001;

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      (h) any liabilities or obligations relating to or owed to employees of Seller, including, without limitation, severance, COBRA, insurance or other obligations in connection with the termination of their employment with Seller;

      (i)  Any Taxes of Sellers (or any of them) arising out of or relating to the Harvey Entertainment Assets or the Harvey Entertainment Business (it being understood that Purchaser shall be liable for Taxes attributable to Assigned Receivables and other amounts received by Purchaser);

      (j)  Any liabilities, obligations, penalties, costs or expenses arising out of any action taken against Sellers or the Harvey Entertainment Assets by any Governmental or Regulatory Authority; and

      (k) Any debts, claims, liabilities, obligations or expenses that arise out of, or are based upon, any action or inaction on the part of any Seller or any Affiliate of Sellers, including, without limitation, breach of contract, negligence, willful misconduct, bad faith, violation of Laws or failure to take action that is required to be taken, whether or not such action or inaction related to the Harvey Entertainment Assets or the Harvey Entertainment Business and whether or not such debt, claim, liability, obligation or expense arose prior to, on or after February 1, 2001, except for such actions alleging that this Agreement or the Acquisition constitutes an impermissible transfer of an Assigned Contract, if such Assigned Contract was identified as one for which consent was required, and Purchaser determined to consummate the Acquisition without such consent, in which case such debts, claims, liabilities, obligations or expenses shall be borne by Purchaser.

    Section 1.5  Closing.  The closing of the Acquisition (the "Closing") shall occur at the offices of Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, CA 90067, at 9:00 a.m. (Los Angeles time), on a date that is not later than the fifth business day following the date that the Acquisition and the other transactions contemplated hereby shall have been duly approved by the requisite vote or consent of the Company's shareholders, or such other date and time as the Company, on behalf of itself and the other Sellers, and Purchaser may agree in writing (the "Closing Date"), subject to Article VIII.

ARTICLE II.

PURCHASE PRICE

    Section 2.1  Purchase Price.  As full consideration for the Harvey Entertainment Assets, Purchaser shall pay to the Company, on behalf of itself and the other Sellers, in accordance with Section 2.2, an amount (the "Purchase Price") equal to $16,000,000, minus the Assigned Receivables Collection Amount, and shall assume the Assumed Liabilities. Sellers acknowledge that payment of the Purchase Price to the Company shall be in full satisfaction of all payments due to Sellers hereunder.

    Section 2.2  Payment of Purchase Price.  The Purchase Price shall be payable at the Closing as follows:

      (a) The Company and Purchaser shall execute and deliver to the Escrow Holder joint written escrow directions, in form and substance satisfactory to Purchaser and the Company (the "Joint Escrow Directions"), instructing the Escrow Holder to release (i) to the Company, on behalf of itself and the other Sellers, the aggregate amount of the Deposit (i.e., $1,500,000) and (ii) to Purchaser, the interest and other earnings accrued on the Deposit, if any; and

      (b) Purchaser shall pay to the Company, by wire transfer of immediately available funds to a bank account designated by the Company at least two (2) business days prior to the Closing Date, an amount equal to (i) $14,500,000, minus (ii) the Assigned Receivables Collection Amount, plus or minus (iii) the Proration Adjustment.

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    Section 2.3  Assigned Receivables Collection Amount.  The parties acknowledge that, at the Closing, Purchaser is purchasing from Sellers any and all Assigned Receivables and that Sellers (or any of them) may have collected or received or may collect or receive, on or after February 1, 2001, and prior to the Closing, proceeds or other amounts owing on, or on account of, the Assigned Receivables. To the extent that Sellers (or any of them) have collected or received on or after February 1, 2001, and prior to the Closing any proceeds or other amounts, or property, owing on, or paid on account of, any Assigned Receivables, the Purchase Price to be paid by Purchaser at the Closing shall be reduced by an amount (the "Assigned Receivables Collection Amount") equal to the amount of such proceeds or other amounts, or the value of such property (determined in good faith by the Board of Directors of the Company and Purchaser), so collected and received by Sellers. The Company shall from time to time deliver to Purchaser a schedule listing the Assigned Receivables collected on and after February 1, 2001.

    Section 2.4  Prorations.  Any income, revenue, collections, proceeds, liabilities, costs, Taxes or expenses with respect to the Harvey Entertainment Assets shall be appropriately prorated as of February 1, 2001 (except as another date is otherwise specifically provided for in Article I), by the Company, on behalf of itself and the other Sellers, and Purchaser prior to the Closing (without duplication). At the Closing, the Company, on behalf of itself and the other Sellers, and Purchaser shall adjust the cash portion of the Purchase Price payable pursuant to Section 2.2(b) as a result of such proration adjustments (the "Proration Adjustment").

    Section 2.5  Purchase Price Allocation.  As soon as practicable after the date hereof but prior to the Closing, Purchaser shall deliver to the Company a written estimate of allocation of the Purchase Price among the Harvey Entertainment Assets. The parties shall use reasonable good faith efforts to mutually agree upon a final allocation schedule of the Purchase Price and the Assumed Liabilities among the Harvey Entertainment Assets, recognizing that the overwhelming preponderance of the value of the Harvey Entertainment Assets is in the intellectual property assets and the Assigned Receivables being purchased by Purchaser hereunder. If the parties fail to reach agreement on the final allocation schedule, the parties shall engage an appraisal firm to determine such final allocation schedule (which determination shall be binding on the parties). Purchaser and Sellers will each make available to the appraisal firm such personnel and such information, books and records as may be reasonably required by the appraisal firm to make its final allocation. The cost of any appraisal shall be borne equally between Purchaser, on the one hand, and Sellers, on the other. The parties agree that (a) the final allocation schedule shall be consistent with and governed by Section 1060 of the Internal Revenue Code (including IRS Form 8594 or any other forms and reports required to be filed pursuant to Section 1060 of the Internal Revenue Code or any comparable provision of state, local or foreign law for filing by each) and (b) each party will file all Tax Returns and determine all Taxes (including, without limitation, for purposes of Section 1060) in accordance with and based on such final allocation, and neither will take any position that is inconsistent therewith upon examination of any Tax Return, in any refund claim, in any litigation or otherwise.

    Section 2.6  Sales and Use Tax.  Purchaser shall be responsible for, and shall pay, all sales, transfer, use and similar Taxes incurred in connection with the purchase and sale of the Harvey Entertainment Assets. Tax Returns required to be filed in respect of transfer Taxes shall be prepared and timely filed by Purchaser, but shall be delivered to Sellers at least five (5) business days before filing for Sellers' review.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF SELLERS

    In order to induce Purchaser to enter into this Agreement and to purchase the Harvey Entertainment Assets, Sellers hereby jointly and severally represent and warrant to Purchaser as follows:

    Section 3.1  Organization.  Each Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has full power and authority to conduct its business as now conducted and as currently proposed to be conducted and to own, use, license and lease its assets and properties, including, without limitation, the Harvey Entertainment Assets.

    Section 3.2  Authority Relative to Agreement.

      (a) Each Seller has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and to consummate the Acquisition and the other transactions contemplated hereby and thereby.

      (b) The execution and delivery by each Seller of this Agreement and the Transaction Documents to which such Seller is or will be a party and the consummation of the Acquisition and the other transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of such Seller, subject only, in the case of the Company, to the receipt of shareholder approval as described in the first sentence of Section 3.2(e). Without limiting the generality of the foregoing, the Board of Directors of each Seller has duly and validly authorized and approved the execution, delivery and performance of such Seller's obligations under this Agreement and each other Transaction Document to which such Seller is a party, has determined that the Acquisition and the other transactions contemplated hereby are advisable and in the best interests of its shareholders and has resolved to recommend to its shareholders that they or it, as the case may be, approve this Agreement, the Acquisition and the other transactions contemplated hereby. The sole shareholder of each of HCI and BHP has duly and validly authorized and approved this Agreement, the Acquisition and the other transactions contemplated hereby in accordance with the California General Corporation Law. No state takeover statute or similar statute or regulation applies to the transactions contemplated by this Agreement.

      (c) This Agreement has been, and at the Closing the other Transaction Documents will be, as applicable, duly and validly executed and delivered by each Seller that is a party thereto and, assuming the due authorization, execution and delivery hereof (and, in the case of the Transaction Documents to which Purchaser is a party, thereof) by Purchaser, this Agreement constitutes, and at the Closing the other Transaction Documents will constitute, a legal, valid and binding obligation of each such Seller, enforceable against each such Seller in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors' rights generally and by general principles of equity.

      (d) The Company directly owns beneficially and of record all of the outstanding capital stock of HCI and of BHP.

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      (e) The affirmative vote or written consent of (i) the holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting together as a single class, and (ii) the holders of at least a majority of the outstanding shares of Company Common Stock voting together as a single class with all outstanding shares of Series A Preferred Stock and Series B Preferred Stock (with each share of Preferred Stock being entitled to the number of votes equal to the number of shares of Company Common Stock into which such shares of Preferred Stock may be converted at such time), are the only votes of the holders of any class or series of Company securities necessary to approve this Agreement, the Acquisition and the other transactions contemplated hereby on behalf of the Company. The affirmative vote or written consent of the Company is the only vote of the holders of any class or series of HCI securities necessary to approve this Agreement, the Acquisition and the other transactions contemplated hereby on behalf of HCI. The affirmative vote or written consent of the Company is the only vote of the holders of any class or series of BHP securities necessary to approve this Agreement, the Acquisition and the other transactions contemplated hereby on behalf of BHP.

    Section 3.3  No Conflict.  Except as set forth on Schedule 3.3, the execution and delivery by each Seller of this Agreement and the other Transaction Documents to which it is a party do not, and the performance by such Seller of its obligations under this Agreement and the other Transaction Documents to which it is a party and the consummation of the Acquisition and the other transactions contemplated hereby and thereby will not:

      (a) conflict with or result in a violation or breach of the articles of incorporation or bylaws of such Seller, as amended through the date hereof;

      (b) conflict with or result in a violation or breach of any Law applicable to such Seller or any of its assets or properties; or

      (c) except as would not have a Material Adverse Effect, (i) conflict with or result in a violation or breach of, (ii) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (iii) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (iv) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments or performance under, (v) result in the creation or imposition of (or the obligation to create or impose) any Lien upon such Seller or any of its assets and properties under or (vi) result in the loss of any material benefit under any Assigned Contract.

    Section 3.4  Consents and Approvals.  Except as set forth in Schedule 3.4 or where any Seller's failure to obtain such consent would not have a Material Adverse Effect, no consent, approval, authorization or permit of, or filing with or notice to, any Governmental or Regulatory Authority or other Person is required in connection with the execution, delivery or performance by any Seller of this Agreement and the other Transaction Documents or the consummation of the Acquisition or the other transactions contemplated hereby or thereby.

    Section 3.5  [Intentionally Deleted]

    Section 3.6  Title to Properties; Liens and Encumbrances.

      (a) Except as set forth in Schedule 3.6, (i) Sellers collectively have good and marketable title to the Harvey Entertainment Assets and (ii) the Harvey Entertainment Assets are not subject to any Liens, except for (A) applicable Guild Liens listed on Schedule 3.6(b) and (B) obligations or restrictions on use contained in the Assigned Contracts (clauses (A) and (B) being collectively referred to as the "Permitted Liens") and (C) the Chase Lien, which will be terminated prior to or at the Closing. There are no leases, subleases, conditional sales contracts or similar agreements constituting any Harvey Entertainment Assets or that relate primarily to the Harvey Entertainment Business.

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      (b) At the Closing, Purchaser will acquire good, valid and marketable title to the Harvey Entertainment Assets, free and clear of any and all Liens (other than the Permitted Liens). No Person other than Sellers owns or controls, or has any interest in, any material Harvey Entertainment Assets other than, with respect to the Assigned Contracts, Persons (other than Sellers) that are parties thereto. The Harvey Entertainment Assets constitute substantially all of the assets, properties and rights owned or held by Sellers and their Affiliates and used in the conduct of the Harvey Entertainment Business, and there are no other material assets, properties or rights used in the operation of the Harvey Entertainment Business that will not be sold to Purchaser hereunder, other than the Retained Assets. Immediately following the Closing, Purchaser will own or lawfully possess substantially all assets, properties and rights reasonably required to enable Purchaser to conduct the Harvey Entertainment Business as it has been conducted by Seller. Except with respect to the Assigned Contracts and the License Agreements described in Schedule 1.2(b), no Seller is bound by any contract, license, agreement or arrangement that restricts it, nor is any Seller otherwise restricted in any material respect, from exploiting the Harvey Entertainment Assets or carrying on the Harvey Entertainment Business or any part thereof, except as may be expressly set forth in the Assigned Contracts, and no such restriction as to Purchaser will arise as a result of the consummation of the transactions contemplated hereby.

    Section 3.7  Matters Relating to Entertainment Related Assets.

      (a) Except as set forth in Schedule 3.7(a) (or except as may occur by operation of statute, including pursuant to Section 304 of the Copyright Act of 1976, as amended or equivalent foreign statutes to which the Entertainment Related Assets may be subject, or, with respect to any Assigned Contract, as expressly set forth by its terms), to the best knowledge of Sellers: (i) each Seller owns good and marketable title to, holds fully valid, enforceable and exclusive licenses of or is otherwise duly authorized to use substantially all rights under all copyrights, trademarks, service marks, trade secrets and other intellectual property used or otherwise exploited by such Seller, including, without limitation, substantially all of (A) the Rights and the exclusive rights to use, duplicate, distribute, merchandise, create derivative works based upon, publicly perform, and publicly display, in any media and by any means, throughout the universe in perpetuity (the extent provided by applicable law), (B) the Entertainment Related Assets, including, without limitation, any and all Literary Properties, Characters (including, without limitation, Casper the Friendly Ghost, Richie Rich, Wendy the Good Witch and Baby Huey), motion pictures, musical compositions, master recordings and other music-related rights, or other works of authorship or artistic works exploited by Sellers, and (C) the exclusive right to use any confidential or proprietary know-how, system or procedure used by such Seller in any media and by any means, throughout the universe in perpetuity; and (ii) each of the Entertainment Related Assets is valid and enforceable except to the extent invalidity or unenforceability would not have a Material Adverse Effect, and none of the Entertainment Related Assets is subject to any material claim, judgment, holding, decision, encumbrance or restriction, including, without limitation, any limitation of Sellers' rights to use, assign or license.

      (b) Schedule 3.7(b)(i) sets forth a true, correct and materially complete list of all copyright registrations related to the Entertainment Assets. Schedule 3.7(b)(ii) sets forth a true, correct and materially complete list of all trademarks, service marks, trade names, domain names and logos, and all registrations thereof, included in the Harvey Entertainment Assets. Schedule 1.1(c) sets forth a true, correct and materially complete list of all Assigned Contracts, including, with respect to each License Agreement, a summary of certain terms thereof. Sellers have made available to Purchaser true, correct and complete copies of all Assigned Contracts. Schedule 3.7(b)(iii) sets forth a true, correct and complete list (the "Physical Properties Schedule") of each location at which the Physical Properties are held or stored and a description of the nature or type of Physical

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  Properties held or stored thereat and, at the Closing, Purchaser shall have exclusive ownership of such Physical Properties.

      (c) To the best knowledge of Sellers, the ownership, use or exploitation of the Entertainment Related Assets by any means in connection with the business and operations of Sellers or their Affiliates prior to the Closing does not and will not infringe or misappropriate the rights of any other Person, including, without limitation, any rights relating to defamation, contract, trademark, unfair competition, copyright, trade secret, privacy or publicity. Except as set forth in Schedule 3.7(c), no Seller or any Affiliate of Sellers has received any notice of infringement or misappropriation or other notice of claim relating to any Entertainment Related Asset including, without limitation, oppositions filed in respect to Sellers' trademark applications. Further, to the best knowledge of Sellers, no presently existing assignment, license or other transfer to Sellers of any Entertainment Related Asset or of any rights thereunder is now or will in the future become subject to rescission, cancellation or termination (except as may occur by operation of statute pursuant to Section 304 of the Copyright Act of 1976, as amended, or any equivalent foreign statutes to which the Rights may be subject, or, with respect to any Assigned Contract, as expressly set forth by its terms).

      (d) All advances, guarantees, Guild Payments, Royalties and Participations, laboratory payments, costs and fees charged by agents and sub-agents, and other amounts or obligations owed, due or payable prior to or on the Closing Date by any Seller, any of its Affiliates or any of its predecessors-in-interest pursuant to or under the Assigned Contracts or otherwise in respect of the Entertainment Related Assets have been, or at the Closing will have been, fully and accurately accounted for, and if due, paid and discharged, except where challenged by Sellers in good faith by appropriate proceedings. (This representation shall not affect the calculation of the Proration Adjustment.)

      (e) Except as set forth in Schedule 3.7(e) and in the Assigned Contracts, there are no Persons that have (or will have) any rights to participate in the development, production, distribution or financing of any Entertainment Related Assets.

      (f)  Except as set forth on Schedule 3.7(f) and in the Assigned Contracts, the consummation of the transactions contemplated hereby will not give any party the right to terminate, or will not result in the termination of, any material Assigned Contract, and the Assigned Contracts and all amounts payable thereunder are freely assignable.

      (g) Except as set forth in Schedule 3.7(g), each material Assigned Contract (i) has been duly authorized, executed and delivered by Sellers and, to the best knowledge of Sellers, the other parties thereto; (ii) remains in full force and effect in accordance with its express terms; (iii) is binding on the parties thereto in accordance with and to the extent of its terms and applicable Laws; and (iv) is not subject to, and no Seller or any Affiliate of any Seller has received any written notice threatening or declaring, termination as a result of any alleged uncured breach or default or, in the case of any notice, alleged incurred breach or default. No Seller, any Affiliate of any Seller or, to the best knowledge of Sellers, any other Person is in breach or default in the performance, observance or fulfillment of any material obligation, covenant or condition contained in any Assigned Contract, nor are there any claims by such other Person that would give rise to any right of setoff, dispute or counterclaim.

      (h) To the best knowledge of Sellers, there has been, and through the Closing there will be, no lapse in coverage with respect to any errors and omissions and/or general liability insurance policies carried by Sellers and their Affiliates.

      (i)  The films entitled "Casper's Haunted Christmas" and "Baby Huey's Great Easter Adventure" are of first class technical quality for broadcast purposes.

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    Section 3.8  Compliance with Laws.  Sellers have owned, used and operated the Harvey Entertainment Assets in compliance in all material respects with all applicable Laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) and have obtained all material licenses, permits and other approvals of any Governmental or Regulatory Authority that are necessary to the operation of the Harvey Entertainment Business.

    Section 3.9  Absence of Material Changes.  Except as disclosed in Schedule 3.9, since September 30, 2000:

      (a) no Seller or Affiliate of Sellers has entered into any contract, commitment or transaction, or incurred any liabilities or other obligations, with respect to the Harvey Entertainment Business outside of the ordinary course of business;

      (b) no Seller or Affiliate of Sellers has entered into any strategic alliance, joint development agreement or marketing, distribution, licensing or similar agreement in connection with the Harvey Entertainment Business;

      (c) there has not been any amendment or other modification (or agreement to do so), or violation of the terms, of any Assigned Contract (with respect to violations by any third party, to the knowledge of Sellers);

      (d) no Seller or Affiliate of Sellers has entered into any contract, agreement or other arrangement pursuant to which any other Person is granted marketing, distribution, licensing or similar rights of any type or scope with respect to any Entertainment Related Assets;

      (e) no Person has accelerated, terminated, modified or cancelled any Assigned Contract;

      (f)  no claim, action, lawsuit, arbitration or other proceeding has been commenced or, to the best knowledge of Sellers, threatened by or against any Seller, any Harvey Entertainment Assets or any Affiliate of Seller with respect to the Harvey Entertainment Business;

      (g) there has not been any amendment to the charter, bylaws or similar governing documents of any Seller or any of its Affiliates;

      (h) there has not been any transfer or grant of any rights or interests in, to or under any Harvey Entertainment Assets;

      (i)  no Seller or Affiliate of Sellers has made or agreed to make any disposition or sale of, waiver of rights to, license or lease of, or incurrence of any Lien on, any Harvey Entertainment Assets;

      (j)  no Seller or Affiliate of Sellers has made or agreed to make any capital expenditures or other commitments with respect to the Harvey Entertainment Business;

      (k) no Seller or Affiliate of Sellers has made or agreed to make payment, discharge or satisfaction, in an amount in excess of $25,000, individually, or $50,000 in the aggregate, of any claim, liability or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise) with respect to any Harvey Entertainment Assets, other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in the Company Financial Statements or under the Assigned Contract pursuant to the express terms thereof;

      (l)  no Seller or Affiliate of Sellers has failed to pay or otherwise satisfy any costs, liabilities or obligations due and payable with respect to the Harvey Entertainment Assets or the Harvey Entertainment Business, except for liabilities that are being contested in good faith by appropriate means or procedures and that, individually or in the aggregate, are immaterial in amount;

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      (m) Sellers have taken all actions reasonably required to procure, maintain, renew, extend or enforce any material Entertainment Related Assets;

      (n) there has been no physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any Harvey Entertainment Asset that is material to the Harvey Entertainment Business; or

      (o) no Seller or Affiliate of Sellers has entered into or approved any contract, arrangement or understanding, or acquiesced in respect of any contract, arrangement or understanding, to do, engage in or cause or having the effect of any of the foregoing.

    Section 3.10  Taxes; Tax Returns.

      (a) Sellers have duly and timely filed all federal, state, local and foreign Tax Returns and other Tax reports required to be filed by each of them, and have timely paid all Taxes that have become due and payable, whether or not so shown on any such return or report, the failure of which to be filed or paid could adversely affect or result in the imposition of a Lien upon the Harvey Entertainment Assets or create any transferee or other liability upon Purchaser, except such amounts as are being contested diligently and in good faith and described on Schedule 3.10. Sellers have received no notice of, nor do Sellers have any knowledge of, any deficiency, assessment or audit, or proposed deficiency, assessment or audit from any Taxing Authority that could affect or result in the imposition of a Lien upon the Harvey Entertainment Assets or create any transferee or other liability upon Purchaser. Schedule 3.10 indicates those Tax Returns, if any, of the Sellers that have been audited or examined by any Taxing Authority of any jurisdiction within the past five (5) years, and indicates those Tax Returns of the Sellers that currently are the subject of audit or examination in connection with assessing additional Taxes against or in respect of the Harvey Entertainment Assets. Sellers shall not be liable for a breach of this Section 3.10(a) to the extent that such breach does not affect Purchaser's use and enjoyment of the Harvey Entertainment Assets.

      (b) The Harvey Entertainment Assets are not subject to any joint venture, partnership or other arrangement or contract that is treated as a partnership for federal income tax purposes.

      (c) Within the past five (5) years, no claim has been made by a Taxing Authority of any jurisdiction in which the Sellers do not file Tax Returns that Sellers are or may be subject to taxation by that jurisdiction in respect of the Harvey Entertainment Assets or the Harvey Entertainment Business. Sellers shall not be liable for a breach of this Section 3.10(c) to the extent that such breach does not affect Purchaser's use and enjoyment of the Harvey Entertainment Assets.

    Section 3.11  Litigation.  Except as set forth in Schedule 3.11, there is no claim, action, suit, arbitration or other proceedings pending or, to the best knowledge of Sellers, threatened against or affecting any Harvey Entertainment Assets or the ability of Sellers (or any of them) to consummate the Acquisition or the other transactions contemplated hereby or that could adversely affect the exploitation by Purchaser of any Harvey Entertainment Assets or the conduct of the Harvey Entertainment Business. There are no orders, judgments or decrees of any Governmental or Regulatory Authority applicable to or affecting any Harvey Entertainment Assets or the ability of Sellers (or any of them) to consummate the Acquisition or the other transactions contemplated hereby or that could adversely affect the exploitation by Purchaser of any Harvey Entertainment Assets or the conduct of the Harvey Entertainment Business. No Seller is aware of any facts that give rise or could give rise to a good faith claim by any third party against any Seller with respect to the Harvey Entertainment Assets or the Harvey Entertainment Business.

    Section 3.12  Insurance.  Schedule 3.12 sets forth a true, complete and correct list of all general liability, property, directors' and officers' liability and errors and omissions insurance policies that

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insure the business and operations of Sellers and their Affiliates with respect to the Harvey Entertainment Business or affect or relate to the ownership, use or operation of the Harvey Entertainment Assets. Each such insurance policy is valid and binding and in full force and effect, all premiums due thereunder have been paid when due and no Seller or other Person to whom such policy has been issued has received any notice of cancellation or termination in respect of any such policy or is in default thereunder. Sellers have timely filed with its insurers with respect to such policies claims for which it believes it has coverage with respect to all matters set forth on Schedule 3.11 and any other material occurrences. Sellers have no knowledge of any reason or state of facts that could lead to the cancellation or termination of such policies or of any threatened termination of, or material premium increase with respect to, any of such policies. No Seller or any Affiliate of Seller has received notice that any insurer under any such insurance policies is denying, disputing or questioning liability with respect to a claim thereunder or defending under a reservation of rights clause. Sellers shall not be liable for a breach of this Section 3.12 to the extent that such breach does not affect Purchaser's use and enjoyment of the Harvey Entertainment Assets.

    Section 3.13  Books and Records.  The minute books, stock ledgers and books of account of Sellers with respect to the Harvey Entertainment Assets and the Harvey Entertainment Business are substantially complete and correct and have been maintained in all material respects in accordance with sound business practices. Sellers shall not be liable for a breach of this Section 3.13 to the extent that such breach does not affect Purchaser's use and enjoyment of the Harvey Entertainment Assets.

    Section 3.14  Powers of Attorney and Suretyships; No Interest.  No Seller has any powers of attorney outstanding, or any obligation or liability related to the Harvey Entertainment Assets or the Harvey Entertainment Business as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any other Person, except as endorser to makers of checks or letters of credit, respectively, endorsed or made in the ordinary course of the Harvey Entertainment Business. After the Closing, no Seller and no Affiliate of any Seller will have an interest in the Harvey Entertainment Assets.

    Section 3.15  Proxy Statement.  The Proxy Statement shall not, at the time filed with the SEC, as of the date of mailing by the Company to its shareholders or as of the date of the meeting of the Company's shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement shall comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

    Section 3.16  Employee Benefit Plans.  There are no Liens against the Harvey Entertainment Assets under Section 412(n) of the Code or Sections 302(f) or 4068 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Except as set forth in Schedule 3.16 and except with respect to the Directors Guild of America, the Screen Actors Guild, the Writers Guild of America and any other entertainment-related guilds, no Seller nor any corporation, trade, business or other entity under common control with any Seller, within the meaning of Sections 414(b), (c), (m) or (o) of the Code, or under Section 4001 of ERISA (an "ERISA Affiliate"), is or was obligated to contribute to any multiemployer plan within the meaning of Section 3(37) of ERISA or any plan subject to Title IV of ERISA. From and after the Closing, Purchaser will have no obligation to contribute to, or any liability in respect of, any "Employee Benefit Plan" (as such term is defined below) sponsored or maintained by any Seller or any ERISA Affiliate, or to which Seller or any ERISA Affiliate was obligated to contribute. Sellers and their ERISA Affiliates will not, in connection with the transactions contemplated by this Agreement, cease to provide any group health plan coverage to their employees in a manner that would cause Purchaser to be deemed a successor employer of such Seller or its ERISA Affiliates within the meaning of Treasury Regulations Section 54.4980B-9 Q&A8(c). For purposes of this Agreement, the term "Employee Benefit Plan" means (a) any employee benefit plan

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within the meaning of Section 3(3) of ERISA or (b) any similar employment, severance or other arrangement or policy (whether written or oral) providing for insurance coverage (including self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, fringe benefits, or retirement benefits, or for profit sharing, deferred compensation, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits.

    Section 3.17  No Brokers.  No broker, investment banker, finder or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Sellers.

    Section 3.18  Solvency.  Effective as of the date hereof and immediately following the Closing, each Seller's assets, at a fair valuation, shall exceed the amount of such Seller's debts, at a fair valuation. Both prior to and after the consummation of the Acquisition, Sellers were able to and shall be able to discharge their debts as they became due or become due, as the case may be.

    Section 3.19  Accuracy of Information; Full Disclosure.  None of this Agreement, the other Transaction Documents, the Schedules or any certificate delivered by or on behalf of Sellers contains, or will contain when taken as a whole with all such disclosures, any untrue statement of a material fact or omit, or will omit, to state any material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein, in the light of the circumstances in which they were made, not misleading.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

    Purchaser hereby represents and warrants to Sellers as follows:

    Section 4.1  Organization and Qualification.  Purchaser is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware. Purchaser has all requisite limited liability company power and authority to enter into, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

    Section 4.2  Due Execution, Delivery and Performance of Agreement.  The execution, delivery and performance by Purchaser of this Agreement and the other Transaction Documents to which Purchaser is a party have been duly and validly authorized by all necessary limited liability company and member action on the part of Purchaser. This Agreement has been, and, when executed and delivered at the Closing the other Transaction Documents to which Purchaser is a party will be, duly executed and delivered by Purchaser, and this Agreement constitutes, or when executed and delivered at the Closing the Transaction Documents to which Purchaser is a party will constitute (assuming the due authorization, execution and delivery by Sellers), the legal, valid and binding obligations of Purchaser, enforceable against it in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

    Section 4.3  Proxy Statement.  The information regarding Purchaser contained in the Proxy Statement and provided by Purchaser shall not, at the time filed with the SEC, as of the date of mailing by the Company to its shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

    Section 4.4  No Conflict.  The execution and delivery by Purchaser of this Agreement and the other Transaction Documents to which Purchaser is a party do not, and the performance by Purchaser

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of its obligations under this Agreement and the other Transaction Documents to which Purchaser is a party and the consummation of the transactions contemplated hereby and thereby will not:

      (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of formation or operating agreement of Purchaser;

      (b) conflict with or result in a violation or breach of any Law applicable to Purchaser or any of its assets or properties; or

      (c)  (i)  conflict with or result in a violation or breach of, or (ii) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under any material contract, agreement, license, indenture, mortgage, credit agreement, guarantee or other document to which Purchaser is a party or by which any of Purchaser's assets is bound.

    Section 4.5  Consents and Approvals.  No consent, approval, authorization or permit of, or filing with or notice to, any Governmental or Regulatory Authority or other Person is required in connection with the execution, delivery, or performance by Purchaser of this Agreement and the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby other than those that have been obtained or made.

    Section 4.6  No Brokers.  No broker, investment banker, finder or other Person is entitled to any broker's, finder's financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser or any of its Affiliates.

    Section 4.7  Purchaser Financial Capability.  Purchaser has access to sufficient financial resources to complete the Acquisition and the other transactions contemplated hereby.

ARTICLE V.

COVENANTS AND OTHER AGREEMENTS

    Section 5.1  Conduct of Business.  From February 1, 2001, through the Closing, Sellers shall, and shall cause each of its Affiliates to, carry on the Harvey Entertainment Business in the usual, regular and ordinary course consistent with past practice, pay its liabilities and Taxes when due, pay or perform other obligations when due consistent with Sellers' past practices (other than liabilities, Taxes and other obligations, if any, contested in good faith through appropriate proceedings), and, to the extent consistent with such business, use all commercially reasonable efforts, and institute all policies required, to (a) keep the Harvey Entertainment Business intact; (b) maintain and preserve the goodwill, business relationships, licenses and franchises of the Harvey Entertainment Business; and (c) maintain in full force and effect all of the existing casualty, liability and other insurance of the Harvey Entertainment Business in amounts not less than those in effect on February 1, 2001. Except as expressly contemplated by this Agreement, from February 1, 2001, through the Closing, no Seller or any Affiliate of Seller shall, without the prior written consent of Purchaser, take or agree in writing or otherwise to take any action that would result in the occurrence of any of the changes enumerated in Section 3.9 or any other action that would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect or prevent such Seller from performing or cause Purchaser not to perform its agreements and covenants hereunder or cause any condition to Purchaser's closing obligations in Article VI not to be satisfied. From February 1, 2001, through the Closing, Sellers shall not do, cause or permit, and shall cause its Affiliates not to do, cause or permit, any of the following with respect to the Harvey Entertainment Business, without the prior written consent of Purchaser, or if the taking of such action would impair or adversely affect the ability of Sellers (or any of them) to

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consummate the Acquisition or the other transactions contemplated hereby or would adversely affect the ability of Purchaser to exploit the Harvey Entertainment Assets after the Closing:

      (a) Charter Documents: cause or permit any amendment to its articles of incorporation, bylaws or similar governing documents;

      (b) Dividends; Changes in Capital Stock: (i) declare, pay or set aside any dividend on, or make any other type of distribution (whether in cash, stock or other property) in respect of, its capital stock, other than, with respect to the Company, the payment of payment-in-kind dividends on the Preferred Stock of the Company; (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service to it, or adopt any plan or arrangement with respect to any of the foregoing;

      (c) Contracts: enter into any contract, license, agreement or commitment with respect to any Harvey Entertainment Assets, or amend, supplement or otherwise modify or waive any of the terms of any Assigned Contract, except that Sellers may enter into agreements with third-party payors of the Retained Receivables solely to modify the payment terms thereof so long as such modifications do not impair Purchaser's rights or benefits under the Assigned Contract;

      (d) Issuance of Securities: issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of capital stock any Seller or any Affiliate of Seller, other than (i) the issuance by the Company of shares of Company Common Stock pursuant to the conversion of outstanding shares of preferred stock of the Company and the exercise of warrants existing as of the date hereof and (ii) grants of Company stock options to employees hired after the date of this Agreement under the Company's stock option plans;

      (e) Sell or License: sell, assign, license, transfer or otherwise dispose of any Harvey Entertainment Assets or any rights or interests therein, whether or not entered into in the ordinary course of business;

      (f)  Exclusive Rights: enter into, or amend or otherwise modify, any agreement pursuant to which any other Person is granted marketing or other rights of any type or scope with respect to any Harvey Entertainment Assets;

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      (g) Dispositions: sell, assign, lease, license, transfer or otherwise dispose of, or encumber in any manner, any Harvey Entertainment Assets;

      (h) Indebtedness: incur any indebtedness for borrowed money or guarantee any indebtedness, liability or other obligation, or issue or sell any debt securities or guarantee any debt securities of others, in each case that affects any Harvey Entertainment Assets or the Harvey Entertainment Business;

      (i)  Leases: enter into any operating or capital lease with respect to any Harvey Entertainment Assets;

      (j)  Payment of Obligations: pay, discharge or satisfy any claim, liability or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise) relating to any Harvey Entertainment Assets other than those arising in the ordinary course of the Harvey Entertainment Business;

      (k) Insurance: reduce the amount of any insurance coverage provided by Sellers' errors and omissions and general liability and property insurance policies existing on the date of this Agreement;

      (l)  Termination or Waiver: terminate or waive any right of material value with respect to any Harvey Entertainment Asset or the Harvey Entertainment Business;

      (m) Affiliates: enter into any transactions with its Affiliates with respect to the Harvey Entertainment Assets or the Harvey Entertainment Business;

      (n) Litigation: commence any action, suit or other proceeding other than for the routine collection of bills, or settle any litigation at a cost to any Seller or any of its Affiliates in excess of $25,000 with respect to the Harvey Entertainment Assets, provided that Sellers promptly notify Purchaser of any routine bill collection actions and settlements at or below $25,000;

      (o) Production: enter into any new production or development contracts, agreements or arrangements with respect to the Harvey Entertainment Assets or the Harvey Entertainment Business, including, without limitation, any production service agreements, co-production agreements, talent contracts, pre-sale agreements, distribution agreements and production financing agreements; or

      (p) Other: take or agree in writing or otherwise to take, any of the actions described in Section 5.1(a) through Section 5.1(o) above, or any other action that would prevent any Seller from performing, or cause any Seller not to perform, its covenants and agreements hereunder. Sellers represent and warrant that since February 1, 2001, they have complied with their respective obligations under this Section 5.1.

    Section 5.2  Access to Information.  Until the earlier to occur of the Closing Date and the date of termination of this Agreement pursuant to Section 8.1, Sellers shall, and shall cause their officers, directors, employees, representatives and agents to (a) give Purchaser and its officers, employees, accountants, counsel, financing sources and other agents and representatives full access to all buildings, offices and other facilities and to all books and accounting and other records of Sellers with respect to the Harvey Entertainment Business, whether located on the premises of the Company or at other locations; (b) permit Purchaser to make such inspections of the Physical Properties or other Entertainment Related Assets as it may reasonably require; (c) cause its officers to furnish Purchaser such financial, operating, technical and other data and other information with respect to the Harvey Entertainment Assets and the Harvey Entertainment Business as Purchaser from time to time may request, including financial statements and schedules; (d) cause its officers and other management to be available to Purchaser in all cases consistent with the limited resources available to Sellers; provided,

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however, that no investigation pursuant to this Section 5.2 shall affect or be deemed to modify any representation or warranty made by Sellers.

    Section 5.3  Exclusivity.

      (a) Subject to Section 5.3(b) hereof, until the earlier to occur of the Closing Date and the date of termination of this Agreement pursuant to Section 8.1, no Seller nor any of its officers, directors, employees, Affiliates, agents or other representatives nor the Company (in its capacity as the sole shareholder of BHP and HCI) shall, directly or indirectly, take any of the following actions: (i) solicit, encourage, initiate, entertain, accept receipt of, review or encourage any proposals or offers from, or participate in or conduct discussions with or participate or engage in negotiations with, any Person relating to any offer or proposal, oral, written or otherwise, formal or informal, with respect to the acquisition of any Harvey Entertainment Assets or the Harvey Entertainment Business (including, but not limited to, any acquisition structured as a merger, consolidation, share exchange, purchase or otherwise) (in each case, a "Harvey Sale Transaction"), (ii) provide information with respect to any Seller, any Affiliate of any Seller, the Harvey Entertainment Assets or the Harvey Entertainment Business to any Person, other than to Purchaser, relating to (or which any Seller believes would be used for the purpose of formulating an offer or proposal with respect to), or otherwise assist, cooperate with, facilitate or encourage any effort or attempt by any such Person with regard to, any Harvey Sale Transaction, (iii) agree to enter into any contract, agreement or other arrangement with any Person, other than Purchaser, providing for, or approve, a Harvey Sale Transaction, (iv) make or authorize any statement, recommendation, solicitation or endorsement in support of any Harvey Sale Transaction other than by Purchaser, or (v) authorize or permit any of Sellers' or their Affiliates' officers, directors, employees, shareholders or other agents to take any such action. The Board of Directors of each Seller shall not fail to recommend, or withdraw, modify or change in any manner adverse to Purchaser its approval or recommendation of, this Agreement, the Acquisition or the other transactions contemplated hereby, or resolve to take any of the foregoing actions. In addition, if any Seller or any Affiliate of Sellers receives any offer or proposal (formal or informal, oral, written or otherwise) relating to, or any inquiry or contact from any Person with respect to, a Harvey Sale Transaction, such Seller shall immediately notify such offeror that the Company has entered into an exclusive sales agreement and cannot negotiate any offers for sale and such Seller shall also notify Purchaser thereof and provide Purchaser with the details thereof, including the identity of the Person or Persons making such offer or proposal, and shall keep Purchaser fully informed on a current basis of the status and details of any such offer or proposal. This Section 5.3(a) shall not apply to any proposals or offers from third parties with respect to (i) the sale of the capital stock or assets of PM Entertainment or its subsidiaries or (ii) the sale of the capital stock of the Company, provided that in any such sale the purchaser therein shall expressly agree to honor this Agreement, and vote in favor thereof if necessary.

      (b) Nothing contained in this Section 5.3 shall prevent the Board of Directors of the Company from considering, negotiating, discussing, approving and recommending to the shareholders of the Company a bona fide Harvey Sale Transaction not solicited in violation of this Agreement, provided that the Board of Directors of the Company determines in good faith, upon advice of outside counsel, that it is required to do so in order to discharge properly its fiduciary duties. Nothing contained in this Section 5.3 shall prohibit the Board of Directors of the Company from complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer. If the Board of Directors of the Company receives a request for material nonpublic information by a Person who makes, or indicates that it is considering making, an offer of a bona fide Harvey Sale Transaction, and the Board of Directors determines in good faith and upon the advice of outside counsel that it is required to cause the Company to act as provided in this Section 5.3(b) in order to discharge properly the directors' fiduciary duties, then, provided

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  such Person has executed a confidentiality agreement substantially similar to the one then in effect between the Company and Purchaser, the Company may provide such Person with access to information regarding the Company.

    Section 5.4  Termination of UCC Financing Statements.  Promptly following the execution of this Agreement, Sellers shall take all such actions as may be necessary to cause, effective prior to or at the Closing, the termination and release of the Chase Lien and all other Liens (other than the Permitted Liens) to which any Harvey Entertainment Assets are subject. The parties shall consult with one another regarding the Liens, and related UCC financing statements and other statements and filings, to be terminated and released pursuant to this Section 5.4.

    Section 5.5  Shareholder Approval.

      (a) As soon as practicable after the date of this Agreement, and in no event later than fifteen (15) business days after the date hereof, the Company shall prepare and cause to be filed with the SEC a proxy statement pursuant to Rule 14a-3 promulgated under Section 14A of the Exchange Act (together with any amendments or supplements thereto, the "Proxy Statement") in connection with the approval and adoption of this Agreement, the Acquisition and the other transactions contemplated hereby. The Proxy Statement shall include a statement that the Company's Board of Directors has approved this Agreement, determined that this Agreement, the Acquisition and the other transactions contemplated hereby are in the best interests of the Company's shareholders and recommends that the Company's shareholders vote in favor thereof, and the Company and its Board of Directors shall use its best efforts to solicit such votes from its shareholders. The Proxy Statement shall comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder. The Company shall immediately advise Purchaser if the Proxy Statement, including any amendments or supplements thereto, at the time filed with the SEC, as of the date of mailing to the shareholders of the Company or at the time of the meeting of the Company's shareholders, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall respond promptly to any comments of the SEC or its staff with respect thereto and use its best efforts to have the Proxy Statement cleared by the SEC as soon as practicable after its filing. The Company shall also promptly furnish to Purchaser and its counsel copies of any correspondence received from the SEC, and shall permit representatives of the Company to attend any telephone calls with the SEC that discuss comments made by its staff. As soon as practicable after clearance by the SEC of the Proxy Statement, the Company shall mail the Proxy Statement to its shareholders. In addition, the Company shall take all action necessary in accordance with applicable Laws and its charter to duly call, give notice of, convene and hold a meeting of its shareholders as soon as practicable solely to consider and approve this Agreement, the Acquisition and the other transactions contemplated hereby.

      (b) As promptly as practicable, each party shall properly prepare and file any other filings required under the Securities Act, the Exchange Act or any other Laws (including, without limitation, state securities and "blue sky" laws) relating to the transactions contemplated by this Agreement (collectively, "Other Filings").

      (c) The Company shall provide copies of drafts of the Proxy Statement to Purchaser and its counsel at least two (2) business days prior to the date of filing of such document with the SEC (including with respect to each amendment or supplement thereto) so as to allow Purchaser to review and comment on such documents. Such review shall not be deemed a review by Purchaser or its counsel as to whether the Company has properly complied with SEC rules or regulations. Prior to the filing of the Proxy Statement with the SEC, the Company shall consider in good faith any comments made by, or changes requested by, Purchaser or its counsel.

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    Section 5.6  Reasonable Efforts; Notification.  Each party shall use its best efforts to take, or cause to be taken (including through its officers and directors and other appropriate personnel), all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, without limitation, (a) obtaining all necessary actions or non-actions, waivers, consents and approvals from Governmental and Regulatory Authorities, and the making of all necessary registrations and filings (including filings with Governmental and Regulatory Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain consents, approvals or waivers from, or to avoid any action, suit or other proceeding by, any Governmental and Regulatory Authorities, (b) seeking all necessary consents, approvals or waivers from third parties under the Assigned Contracts and otherwise, (c) defending any actions, suits or other proceedings, whether judicial or administrative, challenging this Agreement or the consummation of any of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental and Regulatory Authorities vacated or reversed, and (d) satisfying each of the conditions to closing to be satisfied by it under Article VI, as applicable.

    Section 5.7  Public Announcements.  The Company, on behalf of itself and the other Sellers, on the one hand, and Purchaser, on the other hand, will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (in which case the parties will use reasonable efforts to cooperate in good faith with respect to such press release or other public statement). The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties.

    Section 5.8  Confidentiality.  The parties acknowledge that the Company and Purchaser are parties to the Confidentiality Agreement, which shall remain in full force and effect and shall survive any termination of this Agreement (but not the Closing) in accordance with its terms.

    Section 5.9  Advice of Changes.  The Company, on behalf of itself and the other Sellers, on the one hand, and Purchaser, on the other, shall promptly advise the other orally and in writing of any representation or warranty made by it in this Agreement becoming untrue or inaccurate in any material respect; provided, however, that no such notification shall amend or otherwise modify the representations or warranties of the parties under this Agreement.

    Section 5.10  [Intentionally Omitted.]

    Section 5.11  Delivery of Physical Properties.  Within ten (10) days prior to the Closing, representatives of the Company and Purchaser shall cooperate with one another, at the sole expense of Purchaser, to (a) box and package all Physical Properties located or held at the executive offices of Sellers or at storage or other facilities under Sellers' control, (b) retrieve, box and package all Physical Properties that are not located or held at such offices or at such storage or other facilities, and (c) deliver to Purchaser all such Physical Properties at such address as Purchaser may designate. Sellers agree that, at Purchaser's request, Sellers will cancel the leases with the off-site storage facilities as of the Closing Date.

    Section 5.12  Agreement with Swen International.  The parties acknowledge that PM Entertainment entered into an agreement with Swen International, Inc. ("Swen"), as evidenced by an Invoice dated October 19, 2000, pursuant to which Swen agreed to create new musical tracks for sixty-five (65) half-hour episodes of Harveytoons, an Entertainment Related Asset. Such musical tracks were to be delivered by PM Entertainment to Entertainment Rights Distribution Limited. Sellers have advised Purchaser that Swen has not yet delivered any of the musical tracks to be created under PM

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Entertainment's arrangement with Swen. If, after the date hereof, Swen delivers such musical tracks (in whatever form), the Company shall cause all such music tracks, if created, to be delivered to Purchaser within two (2) business days after delivery thereof, it being understood that the musical tracks constitute Entertainment Related Assets that are being purchased by Purchaser pursuant to the terms of this Agreement. In addition, Sellers shall use their reasonable best efforts to deliver to Purchaser additional documentation, in form and substance reasonably satisfactory to Purchaser, evidencing that no third party owns any right, title or interest in and to such musical tracks. Sellers make no representation as to the nature and quality of the work performed by Swen.

    Section 5.13  Amendment of PM Sales Agency Agreement; No Further Licensing.  Prior to the Closing, the Company shall cause the Sales Agency Agreement dated as of April 3, 2000, between the Company, HCI, BHP and Firetrap, Inc. and PM Entertainment, as "Sales Agent," to be amended, effective as of January 31, 2001, to provide that PM Entertainment shall no longer have any right to act as a sales or selling agent for any Characters, programs, films or other Entertainment Related Assets in the Territory (as defined therein) or any portion thereof from and after February 1, 2001. Sellers hereby represent and warrant to Purchaser that since January 31, 2001, PM Entertainment has not entered into any contracts, licenses or other agreements with respect to any Entertainment Related Assets, or renewed, extended or otherwise modified, and will not renew, extend or otherwise modify after January 31, 2001, any License Agreements listed on Schedule 1.2(b), it being understood that such License Agreements shall expire or terminate in accordance with their terms as they existed as of January 31, 2001, except that Sellers may enter into agreement with the parties to such License Agreements solely to modify the payment terms thereof so long as such modifications do not impair Purchaser's rights or benefits after the expiration of such agreements.

    Section 5.14  Further Assurances.  At any time and from time to time after the date hereof, at Purchaser's request and without further consideration, each Seller and Sellers' Affiliates shall execute and deliver to Purchaser such instruments of sale, transfer, conveyance, assignment and delivery, consents, assurances, powers of attorney and other instruments, and take all such other action, as Purchaser may reasonably request in order to vest in Purchaser all right, title and interest of such Seller (or such Seller's Affiliates) in and to the Harvey Entertainment Assets, and otherwise in order to carry out the purpose and intent of this Agreement. Without limiting the generality of the foregoing, effective at the Closing, each Seller hereby irrevocably appoints Purchaser and its officers, employees and agents, and each of them, as such Seller's true and lawful attorneys-in-fact, with full power of substitution to do all things and to take such actions in the name and on behalf of such Seller that Purchaser may deem necessary or advisable to vest in Purchaser all right, title and interest of such Seller (or such Seller's Affiliates) in and to the Harvey Entertainment Assets and otherwise to carry out the purpose and intent of this Agreement, including, without limitation, to sign and deliver any certificates of ownership, formalization documents and other documentation necessary to transfer title to any Harvey Entertainment Assets to Purchaser. This appointment and power-of-attorney is irrevocable, is coupled with an interest and is granted in consideration of Purchaser's entering into this Agreement. This appointment and power-of-attorney shall not apply to any Retained Assets.

    Section 5.15  Certain Additional Covenants.

      (a)  Confidentiality Obligations.

         (i) From and after the Closing, Sellers will keep all confidential, proprietary and technical information relating to the Harvey Entertainment Assets and Purchaser's business confidential, will not disclose such information to any third parties except as required by Law and shall refrain from using such information for any purpose whatsoever. In the event that a Seller is requested or required to disclose any such information, such Seller shall notify Purchaser promptly of the request or requirement so that the Purchaser may seek an appropriate protective order or waive compliance with the provisions of this Section 5.15(a).

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        (ii) From and after the Closing, Purchaser will keep all confidential, proprietary and technical information relating to the Sellers' continuing business confidential, will not disclose such information to any third parties except as required by Law and shall refrain from using such information for any purpose whatsoever. In the event that Purchaser is requested or required to disclose any such information, Purchaser shall notify the Company promptly of the request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions of this Section 5.15(a).

      (b)  Change of Corporate Names.  Promptly following the Closing, but in any event not later than ten (10) days thereafter, each Seller shall duly authorize and file with the applicable Governmental or Regulatory Authority an amendment to their charters to change its name to eliminate any references to "Harvey," "Harvey Entertainment," "Baby Huey" or "BHP" and, after the Closing, Sellers shall not, and shall cause each of its Affiliates not to, use the names "Harvey" or "Harvey Entertainment," "Baby Huey" or "BHP," the name of any Characters or any confusingly similar names, trademarks, service marks, trade names, brands or logos. Notwithstanding the foregoing, Sellers may continue to use stationery and other printed materials that are inscribed with the words "Harvey" or "Harvey Entertainment" for a period of not more than forty-five (45) days after the Closing to allow Sellers time to effect arrangements for new stationery and other printed materials that exclude such references.

      (c)  [Intentionally Deleted.]

      (d)  Litigation Cooperation; Certain Reimbursement Payment.  Sellers, on the one hand, and Purchaser, on the other, shall reasonably cooperate with the other in the defense or prosecution of any action, suit or other proceeding instituted against or by such party relating to or arising out of the Harvey Entertainment Assets or the conduct of the Harvey Entertainment Business (other than any action, suit, arbitration or other proceeding between Sellers, on the one hand, and Purchaser, on the other, arising out of the transactions contemplated by this Agreement). The party requesting such cooperation shall be responsible for, and shall pay, the out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) of the party providing such cooperation and of its officers, employees and agents incurred in connection with providing such cooperation, but shall not be obligated to reimburse the party providing such cooperation for such party's time spent providing such cooperation or the salaries or costs of fringe or other benefits paid by the party providing such cooperation to its officers, employees or agents while assisting in the defense or prosecution of any such action, suit or other proceeding. Sellers and Purchaser acknowledge that Sellers have been negotiating with more than one Person for a transaction similar to the Acquisition, and that Sellers may determine, without any obligation to do so, to reimburse such Person for its expenses and time as compensation for its efforts and to secure any required consents. Purchaser agrees to share equally with Seller (up to an aggregate of $250,000 from Purchaser) with respect to any such reimbursement payment, whether such payment is made before, on or after the Closing, and Sellers shall pay all amounts in excess of Purchaser's contribution. Alternatively, at the election of Seller, Purchaser has agreed to reimburse Sellers for up to $250,000 of legal fees and related expenses incurred by Sellers in connection with the transactions contemplated by this Agreement and the August 24 Letter of Intent.

      (e)  Taxes.  Sellers and Purchaser shall reasonably cooperate in connection with the preparation and filing of any Tax Return or similar information statement, for which the other is responsible for preparing and filing with respect to the Harvey Entertainment Assets.

      (f)  Agreement to Make Payments.  Each Seller covenants and agrees to pay, perform and discharge when due all liabilities, obligations, costs and expenses arising out of or related to any Retained Receivables or the other Retained Assets and all Retained Liabilities, whether such liabilities, obligations, costs, expenses or Retained Liabilities arise prior to, on or after the Closing

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  Date, including, without limitation, all Royalties and Participations, Guild Payments and other amounts due to third parties with respect to the Retained Receivables, the other Retained Assets and all Retained Liabilities. Purchaser shall have no obligation whatsoever to make any such payments or assume any such liabilities, obligations, costs and expenses.

      (g)  Accounts Receivable.  It is understood by Sellers and Purchaser that, pursuant hereto, Sellers are retaining certain accounts receivable and will collect the proceeds thereof before and after the Closing Date and that Purchaser is entitled to the proceeds of all collections of Sellers with respect to the Harvey Entertainment Business after February 1, 2001. In the event that Purchaser before or after the Closing receives a payment from a third party that, pursuant to the terms hereof, should have been paid to Sellers, Purchaser agrees to promptly remit such payment to Sellers. In the event that Sellers receive a payment from a third party that, pursuant to the terms hereof, should have been paid to Purchaser or should have been included in the Proration Adjustment but was not so included, Sellers agree to promptly remit such payment to Purchaser. (In the event that Sellers have received payments prior to the Closing Date that should be the property of Purchaser, Sellers will account and remit such payment to Purchaser within ten (10) days after the Closing.)

      (h)  Performance of Assigned Contracts.  Pursuant to the terms hereof, the Assigned Contracts will be assigned from Sellers to Purchaser at the Closing. Purchaser acknowledges and agrees that it shall be responsible for performing the Assigned Contracts on and after February 1, 2001. Accordingly, Purchaser and Sellers agree that until the Closing, Sellers shall continue to perform the Assigned Contracts and Purchaser shall reimburse Sellers for their out-of-pocket costs and expenses reasonably incurred in connection with such performance between February 1, 2001 and the Closing (but not for Seller's time spent or the salaries or costs of fringe or other benefits paid by Seller to its officers, employees or agents in connection therewith), such reimbursement payment to be made as a Proration Adjustment.

      (i)  Location of and Access to Physical Properties.  After the Closing, Sellers may have, at their cost, access to the Physical Properties for the purpose of servicing the License Agreements listed on Schedule 1.2(b), if any, retained by Sellers. For so long as such agreements remain in effect, Purchaser agrees that all Physical Properties included in the Purchased Assets shall be stored at a location in the United States and to cooperate with Sellers (at no cost to Purchaser) in Sellers' performance of such License Agreements.

      (j)  Insurance.  Following the execution of this Agreement, Purchaser and Sellers shall cooperate with each other, at no additional cost to either party, if possible, to ensure that the Harvey Entertainment Assets continue to be insured by reasonable insurance coverage. The Company and Purchaser will use their reasonable best efforts to add the other party as an additional named insured on their liability policies.

    Section 5.16  Maintenance of Site.  Sellers shall continue to operate and maintain the Sites (as defined in the definition of Entertainment Assets) at Purchaser's expense (Seller warrants that such costs shall not exceed $1,500 per month) from February 1, 2001 through the Closing Date in the same manner as they have been operated and maintained through the date hereof without interruption and shall not change or otherwise alter any Site without the prior written consent of Purchaser. The parties shall cooperate with one another prior to the Closing so that, at the Closing, Sellers may assign and transfer to Purchaser all web-hosting contracts or other arrangements with third parties with respect to the Sites, and such contracts and other arrangements shall be Assigned Contracts.

    Section 5.17  Access to Records After Closing.  For a period of five (5) years after the Closing Date, Sellers and their representatives shall have reasonable access to all of the books and records of the Harvey Entertainment Business purchased by Purchaser hereunder to the extent that such access may reasonably be required by Sellers in connection with the matters relating to or affected by the

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operations of the Harvey Entertainment Business prior to the Closing Date. Such access shall be afforded by Purchaser after receipt of reasonable advanced notice and during normal business hours. Sellers shall be solely responsible for any costs or expenses incurred by them pursuant to this Section 5.17. If Purchaser desires to dispose of any of such books and records prior to the expiration of such five (5) year period, Purchaser shall, prior to such disposition, give Sellers a reasonable opportunity, at Sellers' expense, to segregate and remove such books and records as Sellers may select. For a period of five (5) years after the Closing Date, Purchaser and its representatives shall have reasonable access to all of the books and records of the Harvey Entertainment Business that Sellers may retain after the Closing Date. Such access shall be afforded by Sellers after receipt of reasonable advanced notice and during normal business hours. Purchaser shall be solely responsible for any costs or expenses incurred by it pursuant to this Section 5.17. If any Seller desires to dispose of any of such books and records prior to the expiration of such five (5) year period, such Seller shall, prior to such disposition, give Purchaser a reasonable opportunity, at Purchaser's expense, to segregate and remove such books and records as Purchaser may select.

ARTICLE VI.

CONDITIONS PRECEDENT

    Section 6.1  Conditions to Each Party's Obligation.  The respective obligations of each party to effect the Acquisition are subject to the satisfaction on or prior to the Closing Date of the following conditions:

      (a)  Shareholder Approval.  This Agreement, the Acquisition and the other transactions contemplated hereby shall have been duly and validly approved by the requisite vote or consent of the Company's shareholders.

      (b)  No Injunctions or Restraints.  No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other Governmental or Regulatory Authority of competent jurisdiction or other legal restraint or prohibition (collectively, "Restraints") shall be in effect preventing the consummation of the Acquisition or the other transactions contemplated by this Agreement.

    Section 6.2  Conditions to Obligation of Purchaser.  The obligations of Purchaser to purchase the Harvey Entertainment Assets as provided in this Agreement are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

      (a)  Representations and Warranties.  The representations and warranties of Sellers contained in this Agreement that are qualified as to materiality or a Material Adverse Effect shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case as of the date hereof and at and as of the Closing, with the same force and effect as though made at and as of the Closing (except those which speak as of a specific date, as to which such representations and warranties shall be true and correct as of such date), and Purchaser shall have received an officers' certificate signed by the President and the Chief Financial Officer of each Seller to such effect.

      (b)  Covenants and Agreements.  Sellers shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed and complied with by it at or prior to the Closing, and Purchaser shall have received an officers' certificate signed by the President and the Chief Financial Officer of each Seller to such effect.

      (c)  Opinion of Sellers' Counsel.  Purchaser shall have received an originally executed opinion letter of Sidley & Austin, special counsel to Sellers, dated as of the Closing Date, covering the matters set forth in Exhibit B, with such exceptions, qualifications and limitations as are customary and reasonable in transactions of this nature.

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      (d)  Consents and Approvals.  All consents, approvals, authorizations and permits of any Governmental and Regulatory Authorities and other third parties required to assign or otherwise transfer any Harvey Entertainment Assets shall have been obtained (including, without limitation, the consents and approvals listed on attached Schedule 3.4), except where the failure to obtain the same could not reasonably be expected to result in a Material Adverse Effect. The parties acknowledge that it is a condition to Purchaser's obligations to close that Sellers shall have obtained such consents and approvals to Purchaser's assumption of the Assigned Contracts, respectively, but have further agreed to expedite the Closing and "close around" such consents if required. To that end, to the extent that Sellers are unable to obtain any such third-party consent prior to the earlier of (i) five (5) days after obtaining the requisite vote or consent of the Company's shareholders and (ii) June 30, 2001, the parties agree that they shall cooperate reasonably to allow Purchaser to enjoy the material benefits of the applicable Assigned Contract; in this regard, Sellers agree to pay over to Purchaser within five (5) business days any amounts received by Sellers pursuant to such Assigned Contract which would have been payable to Purchaser had the Assigned Contract been assigned to Purchaser. If such a transfer of benefits is possible, Purchaser shall reimburse Sellers for their reasonable out-of-pocket costs and expenses payable in connection with the performance of such Assigned Contract (exclusive of attorney's and advisors' fees), and the parties shall consult and cooperate with one another with respect to approval rights and other matters under such Assigned Contract. If such a transfer of benefits is not possible, Purchaser may elect to terminate this Agreement as a failure of this condition to Purchaser's obligations to close, and the consequences thereof shall be as provided in Section 8.3(e).

      (e)  Closing Documents.  Purchaser shall have received the following documents, in each case executed by Sellers, respectively:

         (i) Bills of sale, assignments, certificates of title, endorsements and other instruments or documents of sale, transfer or conveyance, in form and substance reasonably acceptable to Purchaser, sufficient to sell, assign, convey and transfer to Purchaser the Harvey Entertainment Assets, free and clear of any Liens (other than the Permitted Liens);

        (ii) Such instruments and other documents as Purchaser may reasonably request for filing or recordation with the United States Patent and Trademark Office, the United States Copyright Office and other United States and foreign governmental agencies with respect to certain Harvey Entertainment Assets, including, without limitation, short-form copyright assignments and short-form trademark assignments;

        (iii) Joint Escrow Directions, duly executed by the Company;

        (iv) Instrument of Assignment and Assumption, in form and substance reasonably satisfactory to Sellers and Purchaser (the "Instrument of Assignment and Assumption"), duly executed by Purchaser; and

        (v) Settlement Agreement and Mutual Release of Claims, in substantially the form of Exhibit A (the "Settlement and Release of Claims"), duly executed by the Company.

      (f)  No Material Adverse Change.  Since the date of execution of this Agreement, no Material Adverse Change shall have occurred.

      (g)  Lien Releases.  All Liens on the Harvey Entertainment Assets, including, without limitation, the Chase Lien but excluding the Permitted Liens, shall have been released and terminated, and Purchaser shall have received documentation, in form and substance reasonably satisfactory to Purchaser, evidencing the same.

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      (h)  Resolutions.  Purchaser shall have received from each Seller copies of all resolutions, consents and other authorizations of the Board of Directors and the shareholders of each Seller approving this Agreement, the Acquisition and the other transactions contemplated by this Agreement, respectively, in each case certified by the Secretary of each Seller, respectively, as of the Closing Date.

      (i)  Other Documents.  Purchaser shall have received such other documents as Purchaser may reasonably request.

    Section 6.3  Conditions to Obligations of Seller.  The obligations of Sellers to sell the Harvey Entertainment Assets as provided in this Agreement are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

      (a)  Representations and Warranties.  The representations and warranties of Purchaser contained in this Agreement that are qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case as of the date hereof, and at and as of the Closing with the same force and effect as though made at and as of the Closing (except those which speak as of a specific date, as to which such representations and warranties shall be true and correct as of such date), and Sellers shall have received an officers' certificate signed by the President and the Chief Financial Officer of Purchaser to such effect.

      (b)  Covenants and Agreements.  Purchaser shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed and complied with by it at or prior to the Closing, and Sellers shall have received an officers' certificate signed by the President and the Chief Financial Officer of Purchaser to such effect.

      (c)  Payment of Purchase Price.  At the Closing, the Company shall have received the Purchase Price pursuant to Section 2.2.

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      (d)  Closing Documents.  The Company shall have received the following documents, in each case executed by Purchaser:

         (i) Joint Escrow Directions, duly executed by Purchaser;

        (ii) Settlement and Release of Claims, duly executed by Purchaser; and

        (iii) Instrument of Assignment and Assumption, duly executed by Purchaser.

      (e)  Opinion of Purchaser's Counsel.  The Company shall have received an originally executed opinion letter of Irell & Manella LLP, special counsel to Purchaser, dated as of the Closing Date, covering the matters set forth in Exhibit C, with such exceptions, qualifications and limitations as are customary and reasonable in transactions of this nature.

      (f)  Other Documents.  Sellers shall have received such other documents as Sellers may reasonably request.

    Section 6.4  Waiver of Closing Conditions.  If Purchaser waives any condition to its obligation to purchase the Harvey Entertainment Assets under Section 6.2 and consummates the Acquisition, Purchaser agrees that it will not have any right to assert any claim for liability against Sellers for their failure to satisfy such closing condition. If Sellers waive any condition to their obligations to sell the Harvey Entertainment Assets under Section 6.3 and consummate the Acquisition, Sellers agree that they will not have any right to assert any claim for liability against Purchaser for its failure to satisfy such closing condition.

ARTICLE VII.

SURVIVAL; INDEMNIFICATION

    Section 7.1  Survival of Representations and Warranties; Purchaser Investigation.  The representations and warranties of Sellers set forth in this Agreement and in any other Transaction Document shall survive (and not be affected in any respect by) the Closing, and Sellers shall remain jointly and severally liable for any breach of such representations and warranties, for a period of one (1) year following the Closing Date; provided, however, that (a) the representations and warranties set forth in Section 3.10 (Taxes), shall survive for the period ending ninety (90) days after the expiration of the statute of limitations (including extensions) applicable to any breach thereof, (b) the representations and warranties set forth in Section 3.1 (Organization), Section 3.2 (Authority Relative to this Agreement), Section 3.3 (No Conflicts), Section 3.4 (Consents and Approvals), Section 3.6 (Title to Properties; Liens and Encumbrances), Section 3.17 (No Brokers) and Section 3.18 (Solvency) shall survive the Closing indefinitely, (c) any representations and warranties as to which a claim is submitted in writing prior to the expiration of the applicable survival period hereunder and identified as a claim for indemnification (including details as to the nature and, to the extent known, the amount of the claim) shall survive until the matter has been finally resolved; (d) any claims for breach of any representation or warranty or which is based on fraud or intentional misrepresentation shall survive until the matter is finally resolved; and (e) any claim for breach of any covenant, indemnity or other obligation contained herein shall survive the Closing indefinitely. In addition, each Seller agrees that neither the review by Purchaser of the books and records, condition, business, assets, properties, operations or prospects of Sellers, the Harvey Entertainment Assets or the Harvey Entertainment Business, nor any other due diligence investigation by or on behalf of Purchaser, nor the participation of Purchaser in the preparation of the Schedules, shall modify or otherwise limit the right of Purchaser to rely on the truth and accuracy of the representations and warranties of Sellers contained in this Agreement or any other Transaction Document, it being understood that the Schedules are the sole responsibility of Sellers.

    Section 7.2  Indemnification by Sellers.  Sellers shall jointly and severally indemnify and hold harmless Purchaser and its Affiliates, members, officers, managers, directors, employees, agents,

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"control persons" and other representatives (collectively, "Seller Indemnified Persons"), in respect of any and all Losses incurred by, imposed upon or asserted against any Seller Indemnified Person in connection with:

      (a) the breach of any representation or warranty made by Sellers (or any of them) in this Agreement or in any other Transaction Document; provided, however, that (i) no claim for Losses may be brought by any Seller Indemnified Person under this Section 7.2(a) with respect to the breach of any representations and warranties contained in Section 3.3 through Section 3.16 and Section 3.19 unless and until the aggregate amount of all Losses incurred by the Seller Indemnified Persons exceeds $100,000, in which event the Seller Indemnified Persons shall be entitled to indemnification for any and all Losses in excess of the first $100,000, and (ii) the maximum amount of Losses for which Sellers shall be obligated to indemnify the Seller Indemnified Persons in connection with breaches of the representations and warranties contained in Section 3.3 through Section 3.5 and Section 3.7 through Section 3.16 and Section 3.19 only shall equal $2,000,000;

      (b) the material breach of any covenant or other obligation of Sellers (or any of them) contained in this Agreement or in any other Transaction Document, including, without limitation, the covenants and agreements set forth in Article V;

      (c) any misrepresentation or inaccuracy contained in any certificate or other statement furnished by or on behalf of Sellers (or any of them) pursuant to this Agreement or any other Transaction Document (provided that, in the event that clause (a) of this Section 7.2, on the one hand, and this clause (c), on the other, are applicable to such misrepresentation or inaccuracy, the provisions of clause (a) shall govern); and

      (d) any Retained Liabilities, including, without limitation, any claims asserted against Purchaser or any of its Affiliates by third parties with respect thereto.

    Section 7.3  Indemnification by Purchaser.  Purchaser shall indemnify and hold harmless Sellers and their officers, directors, employees, agents and other representatives (collectively, "Purchaser Indemnified Persons"), in respect of any and all Losses incurred by, imposed upon or asserted against any Purchaser Indemnified Person in connection with:

      (a) the material breach of any representation or warranty made by Purchaser in this Agreement or in any other Transaction Document;

      (b) the material breach of any covenant or other obligation of Purchaser contained in this Agreement or in any other Transaction Document;

      (c) any Assumed Liabilities;

      (d) any misrepresentation or inaccuracy contained in any certificate or other statement furnished by Purchaser pursuant to this Agreement or any other Transaction Document; and

      (e) any claims, liabilities or obligations with respect to the operation of the Harvey Entertainment Business by Purchaser from and after the Closing (except as otherwise provided herein).

    Section 7.4  Claims for Indemnification.  Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the "Indemnified Party") shall promptly notify the other party (the "Indemnifying Party") in writing of the claim and, when known, the facts constituting the basis for such claim. In the event of any claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, the notice to the Indemnifying Party shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder without the prior written consent of the Indemnifying Party (which consent

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shall not be unreasonably withheld), unless suit shall have been instituted against it and the Indemnifying Party shall not have taken control of such suit after notification thereof as provided in Section 7.5.

    Section 7.5  Third-Party Claims.  In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceedings by a third party, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding if it acknowledges to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to all elements of such claim and provides evidence reasonably acceptable to the Indemnified Party that it has the financial capacity to assume the defense. The Indemnified Party shall be entitled to participate in (but not control) the defense, compromise or settlement of any such action, with its counsel and at its own expense. Such participation shall include, without limitation, the right to consult with the Indemnifying Party and its counsel or other representatives concerning such claim, and the Indemnifying Party and the Indemnified Party and their respective counsel or other representatives shall cooperate with respect to such claim. The Indemnifying Party shall not, without the Indemnified Party's written consent, settle or compromise any claim or consent to entry of any judgment that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability with respect of such claim. If the Indemnifying Party shall elect not to undertake such defense, or within a reasonable time after notice of such claim, does not assume the defense of any such claim or litigation resulting therefrom, (a) the Indemnified Party may defend against such claim or litigation, after giving notice of the same to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and (b) the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense. If the Indemnifying Party thereafter seeks to question the manner in which the Indemnified Party defended such third-party claim or the amount or nature of any such settlement, the Indemnifying Party shall have the burden to prove by a preponderance of the evidence that the Indemnified Party did not defend or settle such third-party claim in a reasonably prudent manner.

    Section 7.6  Adjustments to Purchase Price.  All indemnity and other payments made under this Agreement shall be treated for Tax purposes as adjustments to the Purchase Price.

    Section 7.7  Waiver of Suretyship Rights and Defenses.  The parties acknowledge that each Seller may be deemed to be a guarantor or surety of any other Seller by reason of the fact that the indemnification and other obligations of Sellers under this Agreement and the other Transaction Documents are joint and several. As such, each Seller may be entitled, as a guarantor or surety of such other Sellers' obligations, to certain rights and defenses under applicable Laws, including, without limitation, the rights and defenses described in Section 2856(a) of the Civil Code of the State of California. Nevertheless, it is the intention of each Seller to waive, and each Seller hereby waives, any and all such rights and defenses available to it under applicable Laws, including, without limitation, those described under Section 2856(a) of the Civil Code of the State of California. This Section 7.7 is intended to be an unconditional and irrevocable waiver of any rights and defenses such Seller may have if such Seller is deemed to be a guarantor or surety of any other Seller.

ARTICLE VIII.

TERMINATION; EXPENSES

    Section 8.1  Termination.  This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing, whether before or after approval of the matters to be considered by the shareholders of the Company:

      (a) By the mutual written agreement of the Company, on behalf of itself and the other Sellers, and Purchaser;

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      (b) By either the Company, on behalf of itself and the other Sellers, or Purchaser:

         (i) at any time after June 30, 2001 (or such later date as may be mutually agreed upon by the parties in writing), if the Closing shall not have occurred on or prior to such date other than due to the failure of the party seeking to terminate this Agreement to perform its obligations under this Agreement or any other Transaction Document required to be performed by it at or before the Closing; or

        (ii) if any Governmental or Regulatory Authority shall have issued a Restraint or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and such Restraint or other action shall become final and non-appealable, provided that the party seeking to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall have used its best efforts to prevent entry of and to remove such Restraint;

      (c) By Purchaser if:

         (i) (A) there shall have been a breach of any representation or warranty on the part of Sellers (or any of them) set forth in this Agreement, or if any representation or warranty of Sellers (or any of them) shall have become materially untrue, in either case such that the conditions set forth in Section 6.2(a) would be incapable of being satisfied by June 30, 2001; (B) Sellers (or any of them) shall have breached or failed to perform in any material respect any of its or their covenants or other agreements contained in this Agreement, which breach or failure to perform cannot be or has not been cured within twenty (20) days (or prior to June 30, 2001, if a shorter period) after the giving of written notice to Sellers of such breach (in either of clause (A) or (B), a "Seller Material Breach"); provided, however, that, in each of clauses (A) and (B), Purchaser is not then in Purchaser Material Breach of any representation, warranty, covenant or other agreement contained in this Agreement; or

        (ii) the Company shall have convened a meeting of its shareholders and shall have failed to obtain the requisite vote or consent of its shareholders on or before June 30, 2001;

        (iii) there shall have occurred at any time a Material Adverse Change; or

        (iv) the Board of Directors of the Company, pursuant to the provisions of Section 5.3(b), shall have withdrawn its approval or recommendation of this Agreement and the Acquisition or shall have recommended a Harvey Sale Transaction to its shareholders.

      (d) By the Company (on behalf of itself and the other Sellers), if:

         (i) (A) there shall have been a breach of any representation or warranty on the part of Purchaser set forth in this Agreement, or if any representation or warranty of Purchaser shall have become materially untrue, in either case such that the conditions set forth in Section 6.3(a) would be incapable of being satisfied by the earlier of five (5) business days after receipt of the requisite vote or consent of the Company's shareholders and June 30, 2001; (B) Purchaser shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement, which breach or failure to perform cannot be or has not been cured within twenty (20) days (or prior to the earlier of five (5) business days after receipt of the requisite vote or consent of the Company's shareholders and June 30, 2001, if a shorter period) after the giving of written notice to Purchaser of such breach (in either of clause (A) or (B), "Purchaser Material Breach"); provided, however, that, in each of clauses (A) and (B), no Seller is then in Seller Material Breach of any representation, warranty, covenant or other agreement contained in this Agreement;

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        (ii) the Board of Directors of the Company, pursuant to the provisions of Section 5.3(b), shall have withdrawn its approval or recommendation of this Agreement and the Acquisition or shall have recommended a Harvey Sale Transaction to its shareholders; or

        (iii) the Company shall have convened a meeting of its shareholders and shall have failed to obtain the requisite vote or consent of its shareholders on or before June 30, 2001.

    Section 8.2  Effect of Termination.  In the event of a termination of this Agreement by either Purchaser or the Seller pursuant to Section 8.1, written notice thereof shall forthwith be given by the terminating party to the other party, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the parties, except that the provisions of Section 5.15(a), this Section 8.2, Section 8.3 and Article IX shall survive the termination of this Agreement, as applicable. Notwithstanding the foregoing, nothing contained in this Agreement shall relieve any party of any liability for fraud in connection with this Agreement or the transactions contemplated hereby.

    Section 8.3  Fees and Expenses.

      (a) Except as otherwise provided herein, all fees and expenses incurred in connection with the August 24 Letter of Intent, this Agreement and the transactions contemplated hereby shall be borne by the party incurring such fees or expenses, whether or not the Closing shall have occurred.

      (b) In the event that this Agreement shall be terminated by the Company pursuant to Section 8.1(d)(i) (i.e., a Purchaser Material Breach), then (i) Sellers shall be entitled to receive the Deposit and the interest and other earnings thereon (collectively, the "Escrow Funds"), and the Company and Purchaser shall enter into the Settlement and Release of Claims, and (ii) Purchaser shall promptly reimburse the Company for all fees and expenses actually incurred by the Company in connection with the transactions contemplated by the August 24 Letter of Intent and this Agreement, up to a maximum of $120,000. The parties agree that it would be speculative, impractical and extremely difficult to determine or estimate the damage that would be suffered by Sellers in the event that the Closing does not occur as a result of a Purchaser Material Breach. Accordingly, the parties agree that the receipt of the Escrow Funds specified in clause (i) of this Section 8.3(b) is a reasonable estimate of the total net detriment that Sellers would suffer as a result of any failure to consummate the Closing as a result thereof. Such Escrow Funds shall constitute liquidated damages and not a penalty.

      (c) In the event that this Agreement shall be terminated by Purchaser pursuant to Section 8.1(c)(i) (i.e., a Seller Material Breach), then (A) the Escrow Funds shall be refunded promptly to Purchaser, and the Company and Purchaser shall enter into the Settlement and Release of Claims, (ii) Sellers shall promptly reimburse Purchaser for all fees and expenses actually incurred by Purchaser in connection with the transactions contemplated by the August 24 Letter of Intent and this Agreement, up to a maximum of $350,000, and (iii) Sellers shall immediately pay to Purchaser, by wire transfer in immediately available funds, a termination fee of $500,000. The parties agree that it would be speculative, impractical and extremely difficult to determine or estimate the damage that would be suffered by Purchaser in the event that the Closing does not occur as a result of a Seller Material Breach. Accordingly, the parties agree that the fee specified in clause (iii) of this Section 8.3(c) is a reasonable estimate of the total net detriment that Purchaser would suffer as a result of any failure to consummate the Closing as a result thereof. Such fee shall constitute liquidated damages and not a penalty. The parties acknowledge and agree that, in the event that clause (d) of this Section 8.3, on the one hand, and this clause (c), on the other hand, are applicable, the provisions of this clause (c) shall govern.

      (d) In the event that this Agreement shall be terminated (i) by Purchaser pursuant to Section 8.1(c)(ii) or by the Company pursuant to Section 8.1(d)(iii) (i.e., failure by the Company to

32

  obtain the requisite vote or consent of its shareholders after a meeting of the Company's shareholders) or (ii) by Purchaser pursuant to Section 8.1(c)(iv) or by the Company pursuant to Section 8.1(d)(ii) (i.e., the recommendation by the Board of Directors of the Company of a Harvey Sale Transaction), then (A) the Escrow Funds shall be refunded promptly to Purchaser, and the Company and Purchaser shall enter into the Settlement and Release of Claims, (B) Sellers shall promptly reimburse Purchaser for all fees and expenses actually incurred by Purchaser in connection with the transactions contemplated by the August 24 Letter of Intent and this Agreement, up to a maximum of $350,000, and (C) if, within six (6) months following the date of such termination, any Seller or any Affiliate of Sellers enters into a definitive agreement for, or shall have consummated, a Harvey Sale Transaction, then, in any such case, Sellers shall jointly and severally pay, or cause to be paid, to Purchaser, by wire transfer in immediately available funds immediately upon the consummation of the Harvey Sale Transaction, a termination fee of $500,000. The parties agree that it would be speculative, impractical and extremely difficult to determine or estimate the damage that would be suffered by Purchaser in the event that the Closing does not occur as a result thereof. Accordingly, the parties agree that the fee specified in clause (C) of this Section 8.3(d) is a reasonable estimate of the total net detriment that Purchaser would suffer as a result of any failure to consummate the Closing as a result thereof. Such fee shall constitute liquidated damages and not a penalty.

      (e) Notwithstanding anything to the contrary contained herein or otherwise, if the Closing shall not occur for any reason on or before June 30, 2001, other than as provided in Section 8.3(b), Section 8.3(c) or Section 8.3(d) (including, without limitation, the failure to obtain third-party consents necessary to assign and transfer the Assigned Contracts (subject to Section 6.2(d)), the occurrence of a Material Adverse Change, the imposition of Restraints or any delays in consummating the Acquisition as a result of the SEC's delayed review of the Proxy Statement), this Agreement shall terminate as provided in the first sentence of Section 8.2, the Escrow Funds shall be refunded promptly to Purchaser, the Company and Purchaser shall enter into the Settlement and Release of Claims and each party shall bear its own costs and expenses incurred in connection with the August 24 Letter of Intent, this Agreement and the transactions contemplated hereby.

    Section 8.4  Sole Remedies.  The parties agree that the remedies provided for in Section 8.3 are the sole and exclusive remedies in the event of a breach or termination of this Agreement as provided therein (other than for fraud).

ARTICLE IX.

MISCELLANEOUS

    Section 9.1  Notices.  All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by internationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

    If to Purchaser, to:

    Classic Media, LLC
    435 Hudson, 2nd Floor
    New York, NY 10014
    Facsimile No.: (212) 741-7336
    Attn: Eric Ellenbogen

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    with a copy (which shall not constitute notice) to:

    Irell & Manella LLP
    1800 Avenue of the Stars, Suite 900
    Los Angeles, CA 90067
    Facsimile No.: (310) 203-7199
    Attn: Lois J. Scali, Esq. or Mitchell S. Cohen, Esq.

    If to Sellers (or any of them), to:

    The Harvey Entertainment Company
    11835 Olympic Boulevard, Suite 550
    Los Angeles, CA 90064
    Facsimile No.: (310) 444-4102
    Attn: President and Chief Executive Officer

    with a copy (which shall not constitute notice) to:

    Sidley & Austin
    555 West Fifth Street, 40th Floor
    Los Angeles, CA 90071
    Facsimile No.: (213) 896-6600
    Attn: Gary J. Cohen, Esq.

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 9.1, be deemed given upon delivery and receipt, (b) if delivered by facsimile transmission to the facsimile number as provided for in this Section 9.1, be deemed given upon the first business day of or after facsimile confirmation and (c) if delivered by overnight courier to the address as provided in this Section 9.1, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 9.1). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

    Section 9.2  Entire Agreement.  This Agreement, together with the Appendices, Exhibits and Schedules, the Confidentiality Agreement, the August 24 Letter of Intent and Escrow Agreement, constitute the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, provided that the Confidentiality Agreement shall survive any termination of this Agreement (but not the Closing) in accordance with its terms.

    Section 9.3  Third-Party Beneficiaries.  The terms and provisions of this Agreement are intended solely for the benefit of each party and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person other than any Person entitled to indemnity under Section 7.2 or Section 7.3.

    Section 9.4  No Assignment; Binding Effect.  Neither the Company nor any other Seller, on the one hand, nor Purchaser, on the other, may assign its rights or delegate its obligations under this Agreement, by operation of law or otherwise, without the prior written consent of the other; provided, however, that Purchaser may assign its rights and delegate its obligations hereunder to a wholly owned subsidiary without the consent of any Seller, provided that such assignment or delegation shall not relieve Purchaser of its obligations hereunder. Subject to the preceding sentence, this Agreement is

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binding upon, inures to the benefit of and is enforceable by the parties and their respective successors and assigns.

    Section 9.5  Headings; Construction.  The headings contained in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. Article, section, subsection, exhibit, schedule, recital, preamble and party references are to this Agreement unless otherwise indicated. The parties agree that this Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentem.

    Section 9.6  Invalid Provisions.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

    Section 9.7  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of California.

    Section 9.8  Counterparts.  This Agreement may be executed in any number of counterparts or by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

    Section 9.9  Specific Performance.  The parties acknowledge and agree that the Characters, and their goodwill in particular, and the other Harvey Entertainment Assets are unique and valuable assets that cannot be replaced and that remedies at law for any breach, or threatened breach, of this Agreement would be inadequate. Accordingly, Sellers, on the one hand, and Purchaser, on the other, covenant and agree that the other will be entitled to injunctive relief and other equitable remedies to restrain any such breach or threatened breach, including, without limitation, preliminary injunctive relief and pretrial equitable remedies, and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, in addition to any other rights or remedies to which the parties may be entitled at law or in equity. The parties acknowledge that injunctive relief is not available to compel a Closing absent affirmative shareholder approval.

    Section 9.10  Prevailing Party.  In any action, suit, arbitration or other proceeding in connection with this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all of its costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by such prevailing party.

    Section 9.11  Knowledge.  Whenever the term "Sellers' knowledge," "knowledge of Sellers," "to the best knowledge of Sellers" or words of similar import are used in this Agreement or any other Transaction Document with respect to the existence or absence of any fact, it shall mean that Roger A. Burlage, Glenn Weisberger and/or Rick Mischel knows or should have known, based upon reasonable inquiry, of the existence or absence of such fact.

35

    Section 9.12  Alternative Dispute Resolution.

      (a) All claims, controversies and disputes arising out of or related to this Agreement, the events underlying this Agreement or any other Transaction Document between the Company and/or the other Sellers, on the one hand, and Purchaser, on the other hand, shall be finally settled by arbitration before a single arbitrator conducted under the supervision of, and in accordance with the Commercial Arbitration Rules of, the American Arbitration Association (the "AAA"), including the Optional Emergency Measures. The arbitration shall be held at the offices of the AAA located in the City of Los Angeles, State of California, or at such other offices of the AAA as the parties may mutually agree.

      (b) Either party may submit the claim, controversy or dispute to the AAA for arbitration if the parties are unable in good faith to resolve such matter within forty-five (45) days from the date that either party notifies the other party in writing of such claim, controversy or dispute. The parties shall use their reasonable best efforts to agree upon a mutually acceptable arbitrator within twenty (20) days after submission of such claim, controversy or dispute to the AAA. If the parties are unable to agree upon a mutually acceptable arbitrator, then either party may request that the AAA supply a list of potential arbitrators satisfying the requirements of any of the provisions of this Section 9.12 and such other requirements as the parties may mutually agree upon. Within ten (10) days after receipt of the list, the parties shall independently rank the potential arbitrators, simultaneously exchange rankings and select as the arbitrator the individual receiving the highest combined ranking who is available to serve. Any such arbitrator shall be impartial in fact and appearance, and not an advocate of any party, and, if available, shall be a former state judge of the State of California.

      (c) The parties expressly provide that the provisions of Section 1283.05 of the Code of Civil Procedure of the State of California (or any similar law of any state) relating to the parties' rights of discovery are incorporated into, and made a part of, this Section 9.12. The arbitrator shall render his decision in writing and in accordance with the laws of the State of California not later than thirty (30) days after the final statements and proof have been submitted and any hearing on the matter has been closed. The decision of the arbitrator will be conclusive and binding upon the parties, and judgment on the award may be entered in any court of competent jurisdiction (whether within the United States or in any foreign country) or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be. Nothing contained in this Section 9.12 shall bar either party from seeking preliminary injunctive relief or other pretrial equitable remedies in any court of competent jurisdiction as provided in Section 9.9.

      (d) PURCHASER AND SELLERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO THE JURISDICTION OF THE AAA IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, AS TO ANY OF THE PARTIES' DISPUTES HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT, AND PURCHASER AND SELLERS HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE OBJECTION WHICH THEY MAY HAVE BASED ON LACK OF PERSONAL JURISDICTION, SUBJECT MATTER JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS COULD BE GRANTED BY THE SUPERIOR COURT OF THE STATE OF CALIFORNIA FOR THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. PURCHASER AND SELLERS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL DOCUMENTS RESPECTING SUCH ARBITRATION, AND AGREE THAT SERVICE OF ALL SUCH DOCUMENTS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE PURCHASER OR THE SELLERS AT THE ADDRESS SET FORTH IN SECTION 9.1.

36

    Section 9.13  Amendments.  This Agreement may be amended, supplemented or otherwise modified from time to time by the mutual written agreement of the Company, on behalf of itself and the other Sellers, on the one hand, and Purchaser, on the other; provided, however, that there shall not be made any amendment that by applicable Law requires further approval of the shareholders of Sellers without the further approval of such shareholders.

    Section 9.14  Extension; Waiver.  At any time prior to the Closing, any party may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (c) waive compliance by the other party with any of the agreements, covenants or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

37

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed by its duly authorized representative.

SELLERS
THE HARVEY ENTERTAINMENT COMPANY, a California corporation
By:
/s/ ROGER A. BURLAGE

Name:
Roger A. Burlage

Title:
Chief Executive Officer

HARVEY COMICS, INC., a New York corporation
By:
/s/ ROGER A. BURLAGE

Name:
Roger A. Burlage

Title:
Chief Executive Officer

BHP PRODUCTIONS, INC., a California corporation
By:
/s/ MONIQUE GREEN

Name:
Monique Green

Title:
Chairman

PURCHASER
CLASSIC MEDIA, LLC, a Delaware limited liability company
By:
/s/ ERIC ELLENBOGEN

Name:
Eric Ellenbogen

Title:
President & Chief Executive Officer

38

APPENDICES
Appendix A	Certain Definitions
EXHIBITS
Exhibit A	Form of Settlement and Release of Claims
Exhibit B	Forms of Legal Opinions of Counsel to Sellers
Exhibit C	Forms of Legal Opinions of Counsel to Purchaser
SCHEDULES
Schedule 1.1A	Certain Entertainment Related Assets
Schedule 1.1B	PM Entertainment Animated Properties
Schedule 1.1(c)	Assigned Contracts
Schedule 1.2(b)	Retained License Agreements
Schedule 1.2(c)	Retained Receivables
Schedule 3.3	No Conflicts
Schedule 3.4	Consents and Approvals
Schedule 3.6	Title to Assets
Schedule 3.6(b)	Applicable Guild Liens
Schedule 3.7(a)	Exceptions to Entertainment Related Assets
Schedule 3.7(b)(i)	Copyright Registrations
Schedule 3.7(b)(ii)	Trademarks
Schedule 3.7(b)(iii)	Physical Properties Schedule
Schedule 3.7(c)	Infringement
Schedule 3.7(e)	Participation Rights
Schedule 3.7(f)	Assignment of Assigned Contracts
Schedule 3.7(g)	Exceptions to Assigned Contracts
Schedule 3.9	Absence of Material Changes
Schedule 3.10	Taxes
Schedule 3.11	Litigation
Schedule 3.12	Insurance
Schedule 3.16	Employee Benefit Plans

APPENDIX A

Certain Definitions

    In addition to the terms defined in this Agreement, the following terms have the meanings indicated below:

    "Acquisition Agreements" shall mean any and all material agreements pursuant to which any Seller, any Affiliate of Sellers or any of its or their predecessors-in-interest licensed, acquired or purchased from any other Person any Entertainment Related Assets or was granted the right to act as a sales agent or to administer, sell or otherwise exploit any Entertainment Related Assets.

    "Affiliate" shall mean, with respect to any Person, (a) any other Person directly or indirectly controlling, controlled by or under common control with, such Person, (b) any other Person that owns or controls (i) ten percent (10%) or more of any class of equity securities of such Person or any of its Affiliates or (ii) ten percent (10%) or more of any class of equity securities (including any equity securities issuable upon the exercise of any option, warrant or other convertible security) of such Person or any of its Affiliates, or (c) as to a corporation, each director and officer thereof, and as to a partnership, each general partner thereof, and as to a limited liability company, each managing member or similarly authorized person thereof (including officers), and as to any other entity, each Person exercising similar authority to those of a director or officer of a corporation. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") as applied to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

    "Agreement" shall mean this Agreement, including (unless the context otherwise requires) the Appendices, Exhibits and the Schedules, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

    "Characters" shall mean the characters listed in Schedule 1.1A, any other derivative or related characters, and all other characters, whether existing or in development, created, owned or controlled by any Seller or any of its Affiliates.

    "Chase" shall mean The Chase Manhattan Bank, as Administrative Agent under the Chase Credit Agreement.

    "Chase Credit Agreement" shall mean the Credit, Security, Guaranty and Pledge Agreement, dated as of April 3, 2000, among the Company, the "Guarantors" referred to therein, the "Lenders" referred to therein and Chase, as agent for the Lenders (in such capacity, the "Administrative Agent") and as issuer of letters of credit.

    "Chase Lien" shall mean the Liens granted to Chase, as Administrative Agent, under the Chase Credit Agreement.

    "Company Common Stock" means the Class A Common Stock, no par value per share, of the Company.

    "Confidentiality Agreement" shall mean the Confidentiality Agreement dated June 20, 2000, between the Company and Purchaser.

    "Development Projects" shall mean the television, motion picture, direct-to-video, Internet and other projects in development by Sellers and listed or described on Schedule 1.1A.

    "Entertainment Assets" shall mean, collectively:

       (i) All of the Characters and all motion pictures, television productions, Videogram productions, animated productions, CD-ROMs, DVDs and other interactive and/or multimedia products, songs, musical compositions, recordings, phonorecords, books, publications, Literary Properties, the Physical Properties, items of merchandise and similar properties, or any products or projects in development relating to any of the foregoing, whether or not featuring any of the Characters, in or to which any Seller or any of its Affiliates has any Rights;

      (ii) All technology and resources (other than Sellers' employees), whether owned or licensed, used in connection with the operation of all web sites related to the Entertainment Related Assets (the "Sites"), including, without limitation: all computer software (including all source code, object code, firmware, development tools, files, records and data and all media on which any of the foregoing is recorded) related thereto; all computer and networking hardware including servers, routers and storage devices; all contracts or agreements, including, without limitation, ISP agreements, hosting agreements, service agreements and maintenance agreements; all techniques, methods, applications and other technology relating to the Sites; the Uniform Resource Locators ("URL"), domain names, brands, logos, trademarks, service marks and other names used in or in connection therewith; the Site user interface and all rights therein; all derivative works of any of the foregoing; and any reference materials or other documentation, whether in printed or machine readable form relating to the operation of the Site; and

      (iii) All Development Projects.

    "Entertainment Related Assets" shall mean, collectively, (a) the Entertainment Assets, the Assigned Contracts and the Rights; (b) all properties and things of value pertaining to the Rights and the Entertainment Assets; (c) all rights under the Assigned Contracts; (d) all files, books, copyright reports and records (including, without limitation, financial books and records) and all contracts, agreements, assignments, documents or other papers, including originally executed copies of such contracts, agreements, assignments, documents or other papers, respecting the Entertainment Assets and the amounts payable under License Agreements, Guild Payments and Royalties and Participations; (e) all data bases and any other information in an electronic format of any Seller and any of its Affiliates respecting the Entertainment Assets, amounts payable under License Agreements, Guild Payments and Royalties and Participations and all unexploited Rights; and (f) all Liens in favor of any Seller or any of its Affiliates granted, conveyed or assigned under any of the Assigned Contracts, including, without limitation, in each of clauses (a) through (f), those listed on Schedule 1.1A.

    "Escrow Holder" shall have the meaning set forth in the Escrow Agreement.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    "GAAP" shall mean generally accepted accounting principles in the United States, as in effect from time to time.

    "Governmental or Regulatory Authority" shall mean any court, tribunal, arbitrator, authority, agency, bureau, board, commission, department, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision, and shall include any stock exchange, Nasdaq quotation service and the National Association of Securities Dealers.

    "Guild Payments" shall mean the obligations payable by any Seller or any of its Affiliates pursuant to guild agreements or collective bargaining agreement in connection with the distribution and exploitation of the Entertainment Assets.

    "Harvey Domain Names" shall mean the Internet domain names listed on Schedule 3.7(b)(ii), together with the goodwill of Sellers symbolized thereby.

    "Income Tax" shall mean any income, alternative or add-on minimum tax (including taxes under Section 59A of the Internal Revenue Code), gross income, gross receipts, franchise, profits, including estimated taxes relating to any of the foregoing, or other similar tax or other like assessment or charge of similar kind whatsoever, excluding any Other Tax, together with any interest and any penalty, addition to tax or additional amount imposed by any Taxing Authority responsible for the imposition of any such Tax (domestic or foreign); or (ii) any liability of a Person for the payment of any taxes, interest, penalty, addition to tax or like additional amount resulting from the application of Treas. Reg. §1.1502-6 or comparable provisions of any Taxing Authority in respect of a Tax Return of each Seller or any affiliated, consolidated, combined, unitary or similar group of which each Seller is or was a member or any contract.

    "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

    "Law" or "Laws" shall mean any law, statute, order, decree, consent decree, judgment, rule, regulation, ordinance or other pronouncement having the effect of law, whether in the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

    "License Agreements" shall mean all agreements entered into by any Seller, any of its Affiliates or any of its predecessors-in-interest, including, without limitation, those agreements executed prior to the date hereof, pursuant to which any Seller, any of its Affiliates or any of its predecessors-in-interest licensed, sold or granted any Rights to any other Person, or otherwise relating to the exploitation of any Entertainment Related Assets.

    "Liens" shall mean any lien (statutory or otherwise), mortgage, pledge, security interest, easement, license, charge, option, adverse claim or other encumbrance of any kind, or any conditional sale contract, title retention contract or other contract to give any of the foregoing, except for any restrictions on transfer generally arising under any applicable federal or state law.

    "Literary Properties" shall mean any and all underlying literary, dramatic or other works (whether published or unpublished), screenplays, teleplays, stories, adaptations, scripts, treatments, scenarios and any and all other literary or dramatic materials of any kind on which the Entertainment Assets are based or which were written for or included in the Entertainment Assets.

    "Losses" shall mean any and all claims, demands, losses, damages, obligations, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, settlement costs and any expenses for investigating or defending any actions or threatened actions.

    "Material Adverse Change" or "Material Adverse Effect" shall mean any event, matter, condition or circumstance that has or would have a material adverse effect on the ability of Purchaser to own, use, market, license or otherwise exploit, or materially restrict Purchaser from owning, using, marketing, licensing or otherwise exploiting, (i) the Characters or other Entertainment Related Assets taken as a whole or (ii) any of the following Characters, each taken separately: Casper, Richie Rich, Wendy, Baby Huey, Hot Stuff or Bunny; provided, however, that a Material Adverse Change or Material Adverse Effect shall exclude any change that is directly attributable to conditions affecting the entertainment media industry generally.

    "Other Tax" shall mean any sales, use, ad valorem, business license, withholding, payroll, employment, excise, stamp, transfer, recording, occupation, premium, property, value added, custom duty, severance, windfall profit or license tax, governmental fee or other similar assessment or charge, together with any interest and any penalty, addition to tax or additional amount imposed by any Taxing Authority responsible for the imposition of any such tax (domestic or foreign) as the context requires.

    "Person" means any individual, corporation, general partnership, limited partnership, limited liability company or partnership, proprietorship, other business organization, trust, union or association, or any Governmental or Regulatory Authority.

    "Physical Properties" shall mean any and all physical film, sound and other physical properties, manifestations and elements of or relating to the Entertainment Related Assets, or any of them, and all versions thereof, in whatever state of completion, that are owned or controlled by any Seller or any Affiliate of Sellers or to which any Seller or any Affiliate of Sellers has access, including, without limitation, all prints, negatives, duplicating negatives, interpositives, fine grains, music and sound effects tracks, master tapes and other duplicating materials of any kind, foreign language dubbed and titled versions, prints and negatives of stills, trailers and television spots, animation cells, memorabilia, comic books, posters, promos and other advertising and publicity materials of all kinds, licensing and merchandising samples, reels, cuts, trims, outtakes and stock footage, bibles, treatments, screenplays and scripts.

    "Rights" shall mean all rights of every kind and nature in and to the Entertainment Assets and the right to distribute, market, license, assign, transfer, sell and otherwise exploit the Entertainment Assets and said rights throughout the universe in perpetuity by all manners and means and in all media whether now known or hereafter created or devised, including, without limitation:

      (a) the right to distribute, exhibit, exploit and market the Entertainment Assets by all means and methods, now known or hereafter devised and in all markets or media and territories, including, without limitation, theatrically, non-theatrically, by all means of television (including, without limitation, free over-the-air telecasts by any television stations or superstations and/or by means of pay or subscription television of any kind including, without limitation, basic cable, pay cable, pay-per-view, satellite transmissions and by any other technology or device for the transmission and/or reception of television, whether now known or hereafter created or devised), on-line over the Internet, World Wide Web and other computer networks, by CD-ROMs, DVDs and other interactive and/or multimedia devices, on Videograms, video on demand, near-video on demand and any other means, methods or devices now known or hereafter created or devised, and to perform and otherwise use and deal with the Entertainment Assets (including the soundtracks thereof and/or any part(s) thereof), on film, tapes, digital reproductions and/or transmissions and other manners or media of any size or kind, publicly and privately, for any uses or purposes;

      (b) the right to advertise, promote and publicize the Entertainment Assets by any and every means and in every medium, including the use of synopses of or brief excerpts from the Entertainment Assets, the Literary Properties on which the Entertainment Assets are based, the music and dialogue of the Entertainment Assets, and the names, voices, likenesses and biographies of the cast, director, producer, writers, composers, music performers and other personnel or entities rendering services on or connected with the Entertainment Assets, to the fullest extent possible;

      (c) the right to make and exploit English language and foreign versions (meaning versions in every other language) of the Entertainment Assets (including dubbed and subtitled versions);

      (d) the right to make such changes in the Entertainment Assets and the titles thereof (including cutting, re-editing, rescoring, and photographing and recording new material) from time to time as any Seller or any of its Affiliates may deem to be necessary or desirable, including, without limitation, colorization rights, changes required by censorship authorities, changes for purposes of reissue, television, or substandard release, shorter versions, and changes designed to improve exhibition or audience reception of the Entertainment Assets;

      (e) the right to authorize the exhibition of segments of the Entertainment Assets and to authorize the exhibition of the Entertainment Assets in two or more segments;

      (f)  the right to use the names, trademarks, service marks, trade names, logos and brands of any Seller, any of its Affiliates and/or any of its subdistributors or licensees on and in relation to the Entertainment Assets for the purpose of indicating on the Entertainment Assets or otherwise that any Seller or any of its Affiliates is the distributor of the Entertainment Assets;

      (g) the right to perform, copy, record, rerecord, produce, reproduce and/or synchronize all music and musical compositions created for, purchased for or used in connection with the Entertainment Assets in all media either separately (including, without limitation soundtrack albums and singles) or as part of and in connection with the exhibition of the Entertainment Assets, and as part of and in connection with the exhibition of trailers and other advertising and publicity of or relating to the Entertainment Assets to publish any and all of said music and musical compositions and to exercise any and all other rights of every kind and nature in and to such music and musical compositions, including, without limitation, the right to edit, alter, record new music and audio material and replace existing musical and audio material;

      (h) the right to produce, distribute, exhibit and broadcast, by all manner and means, trailers, spots and promos and excerpts from the Entertainment Assets for the purpose of advertising, publicizing or exploiting the Entertainment Assets;

      (i)  the right to use the present titles of the Entertainment Assets or any other title or titles as the titles of the Entertainment Assets;

      (j)  the right to authorize television stations to broadcast commercial advertising and other announcements during or between the telecasting of segments of the Entertainment Assets and during, before and after telecasting the Entertainment Assets;

      (k) all collateral, allied, ancillary and subsidiary rights of every kind and nature in and to the Entertainment Assets and the Literary Properties, whether now known or hereafter created or devised (e.g., merchandising, commercial tie-up, novelization and print and electronic publishing rights);

      (l)  the right in perpetuity to use all existing names, credits, logos, trademarks and titles contained in or incorporated into the Entertainment Assets, trailers, positive prints, preprint materials and video masters of the Entertainment Assets and advertising and publicity materials relating to the Entertainment Assets, including without limitation the names, credits, logos and trademarks of any Seller, any of its Affiliates and/or any of its predecessors-in-interest of any of the foregoing and of the licensees and subdistributors of the foregoing;

      (m) all sequel, prequel, remake, series, miniseries spinoff (generic and planted) and other production rights, both with respect to the Entertainment Assets and the Literary Properties;

      (n) all worldwide copyrights and rights of a copyright proprietor, together with all related registrations, renewals and extensions, and all worldwide trademarks, service marks, tradenames, domain names and logos, together with all related registrations, renewals, extensions and goodwill, and all rights to apply for, extend and renew such copyrights, trademarks, service marks and domain names, including, without limitation, all rights to the "Harvey" and "Harvey Entertainment" name in whatever form, together with all related goodwill.

    "Royalties and Participations" shall mean the amounts payable by any Seller or any of its Affiliates under the Acquisition Agreements to Persons that granted rights in the Entertainment Assets to any Seller or any of its Affiliates under the Acquisition Agreements, or the amounts payable by any Seller or any of its Affiliates under the Underlying Agreements to Persons that rendered services in connection with the development and/or production of the Entertainment Assets, the payment of which is contingent upon and payable only to the extent of the receipt by any Seller or any of its Affiliates of revenues from the exploitation of the Entertainment Assets.

    "SEC" means the Securities and Exchange Commission or any successor agency.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    "Series A Preferred Stock" means the Series A Convertible Preferred Stock, no par value per share, of the Company.

    "Series B Preferred Stock" means the Series B Convertible Preferred Stock, no par value per share, of the Company.

    "Subsidiary" shall mean, with respect to any Person, any other Person of which more than fifty percent (50.0%) of the total voting power of capital stock entitled to vote (without regard to the occurrence of any contingency) in the election of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person. When used in this Agreement or the other Transaction Documents, the term "Subsidiary" shall mean a Subsidiary of the Company, unless the context otherwise requires.

    "Tax" or "Taxes" shall mean Income Tax or Other Tax, as the case may be.

    "Tax Returns" shall mean any return, report, information return, schedule, certificate, statement or other document (including any related or supporting information) filed or required to be filed with, or, where none is required to be filed with a Taxing Authority, the statement or other document issued by, a Taxing Authority in connection with any Tax.

    "Taxing Authority" shall mean any Governmental or Regulatory Authority having or purporting to exercise jurisdiction with respect to any Tax.

    "Transaction Documents" shall mean this Agreement, the Settlement and Release of Claims, the Instrument of Assignment and Assumption, the Joint Escrow Directions and each and every other agreement, instrument or other document contemplated hereby, related hereto or required to be executed and delivered in connection herewith, provided that the term Transaction Documents shall not include the Letter of Intent or the Escrow Agreement.

    "Underlying Agreements" shall mean any and all agreements with writers, directors, producers, actors, composers, animators, designers, artists or other Persons (or any of their loan-out companies) who rendered or furnished rights and/or services or otherwise participate or participated in the preparation or production of Entertainment Assets, and/or under or pursuant to which any Seller, any Affiliate of Sellers or any of its or their predecessors-in-interest acquired any rights in or to any Entertainment Related Assets, Literary Properties and/or music for or in connection with the Entertainment Assets.

    "Videograms" shall mean any and all forms of videocassette, videodisc, video cartridge, tape, phonogram or other similar device now known or hereafter devised and designed primarily for home use in conjunction with a reproduction apparatus that causes a visual image (whether or not synchronized with sound) to be seen on the screen of a television receiver or any comparable device now known or hereafter devised.

Other Definitions

"AAA"	Section 9.12(a)
"Acquisition"	Recitals
"Assigned Contracts"	Section 1.1(c)
"Assigned Receivables"	Section 1.1(d)
"Assigned Receivables Collection Amount"	Section 2.3
"Assumed Liabilities"	Section 1.3
"August 24 Letter of Intent"	Recitals
"BHP"	Preamble
"Closing Date"	Section 1.3
"Closing"	Section 1.3
"Company"	Preamble
"Deposit"	Recitals
"Employee Benefit Plan"	Section 3.16
"ERISA"	Section 3.16
"ERISA Affiliate"	Section 3.16
"Escrow Agreement"	Recitals
"Escrow Funds"	Section 8.3(b)
"Harvey Entertainment Assets"	Section 1.1
"Harvey Entertainment Business"	Recitals
"Harvey Sale Transaction"	Section 5.3
"HCI"	Preamble
"Indemnified Party"	Section 7.4
"Indemnifying Party"	Section 7.4
"Instrument of Assignment and Assumption"	Section 6.2(e)(iv)
"Joint Escrow Directions"	Section 2.2(a)
"Mischel Settlement Agreement"	Section 1.2(k)
"Other Filings"	Section 5.5(b)
"Permitted Liens"	Section 3.6(a)
"Physical Properties Schedule"	Section 3.7(b)
"PM Entertainment"	Section 1.2(a)
"PM Entertainment Characters"	Recitals
"Proration Adjustment"	Section 2.4
"Proxy Statement"	Section 5.5(a)
"Purchase Price"	Section 2.1
"Purchaser Indemnified Persons"	Section 7.3
"Purchaser Material Breach"	Section 8.1(d)
"Purchaser"	Preamble
"Restraints"	Section 6.1(b)
"Retained Assets"	Section 1.2
"Retained Liabilities"	Section 1.4
"Retained Receivables"	Section 1.2(c)
"Seller Indemnified Persons"	Section 7.2
"Seller Material Breach"	Section 8.1(c)(i)
"Seller" or "Sellers"	Preamble
"Sellers' knowledge," "knowledge of Sellers" or "to the best knowledge of Sellers"	Section 9.11
"Settlement and Release of Claims"	Section 6.2(e)(v)
"Swen"	Section 5.12

EXHIBIT A

FORM OF
SETTLEMENT AGREEMENT AND
MUTUAL RELEASE OF CLAIMS

    THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS is effective as of the    day of            2001 (this "Agreement and Release"), by and between THE HARVEY ENTERTAINMENT COMPANY, a California corporation ("Harvey"), and CLASSIC MEDIA, LLC, a Delaware limited liability company ("Classic" or "Purchaser").

R E C I T A L S

    A.  Harvey and certain of its Affiliates (collectively, "Sellers"), on the one hand, and Classic, on the other, have entered into an Asset Purchase and Sale Agreement dated as of March 6, 2001 (the "Asset Purchase Agreement"), pursuant to which Sellers agreed to sell, assign and transfer to Purchaser, and Purchaser agreed to purchase from Sellers, all assets, properties and rights owned or held by Sellers and used in the conduct of the Harvey Entertainment Business, all on the terms and subject to the conditions set forth therein. Unless otherwise indicated, capitalized terms used in this Agreement and Release have the meanings set forth in the Asset Purchase Agreement.

    B.  Harvey and Classic entered into a Letter of Intent dated August 24, 2000 (as amended by an amendment to Letter of Intent dated September 28, 2000, the "LOI"), which sets forth, among other things, the principal terms with respect to a proposed investment transaction in which Classic would purchase shares of a newly designated series of preferred stock of Harvey.

    C.  In addition, Harvey, Classic and Sidley & Austin, as escrow holder (in such capacity, the "Escrow Holder"), entered into an Escrow Agreement dated as of August 24, 2000 (the "Escrow Agreement"), pursuant to which Classic deposited with the Escrow Holder the aggregate amount of $1,000,000 (together with an additional deposit of $500,000 made by Classic pursuant to the Asset Purchase Agreement and all accretions thereto, interest and dividends earned or accrued thereon, and any property substituted therefor, the "Escrow Funds") to be held and disbursed by the Escrow Holder in accordance with the terms set forth therein and in the LOI.

    D.  Classic previously terminated the LOI, and Harvey and Classic have each made claims against one another with respect to alleged breaches or defaults under the LOI. Furthermore, Harvey and Classic have each filed with the Escrow Holder claims notices and objection notices under the Escrow Agreement regarding its entitlement to the Escrow Funds.

    E.  Pursuant to the terms of the Asset Purchase Agreement, the Escrow Funds are being [refunded to Classic/released to the Company] and, in connection therewith, the parties intend to settle and conclude any and all claims and disputes relating to the parties' performance under the LOI and the Escrow Agreement, all on the terms and subject to the conditions set forth herein.

A G R E E M E N T

    NOW, THEREFORE, in consideration for the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1.  Mutual Release.

      (a) Release of Classic Parties.

    Except as expressly set forth in this Agreement and Release, Harvey, for itself and its predecessors, successors, heirs, assigns, executors, administrators, agents, employees, partners, officers, directors, shareholders, representatives, attorneys, insurers, affiliates, subsidiaries, parents and sister companies, and all persons acting by, under, through or in concert with any of them (collectively, the "Harvey Parties"), do hereby fully release and forever discharge Classic and its predecessors, successors, heirs, assigns, executors, administrators, agents, employees, partners, officers, directors, shareholders, representatives, attorneys, insurers, affiliates, subsidiaries, parents and sister companies, and all persons acting by, under, through or in concert with any of them (the "Classic Parties"), from and against any and all claims, damages, actions, causes of action, claims of indemnity, claims of contribution, liabilities, judgments, liens, contracts, agreements, rights, debts, suits, obligations, promises, acts, costs and expenses and charges of whatsoever nature, whether at law or in equity, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, fixed or contingent, which the Harvey Parties (or any of them) now have or claim to have, or at any time heretofore had or claimed to have, against the Classic Parties (or any of them) based upon, or by reason of, in whole or in part, the performance or non-performance by Classic of its obligations under the LOI or the Escrow Agreement; provided, however, that nothing contained in this Section 1(a) shall be construed or otherwise be deemed to release or otherwise discharge Classic or any other Classic Party from any of its obligations, liabilities or commitments under, or in connection with, the Asset Purchase Agreement, the agreements, instruments or other documents executed and delivered in connection therewith (including, without limitation, the Transaction Documents), or the consummation of the transactions contemplated thereby.

      (b) Release of Harvey Parties.

    Except as expressly set forth in this Agreement and Release, the Classic Parties do hereby fully release and forever discharge the Harvey Parties from and against any and all claims, damages, actions, causes of action, claims of indemnity, claims of contribution, liabilities, judgments, liens, contracts, agreements, rights, debts, suits, obligations, promises, acts, costs and expenses and charges of whatsoever nature, whether at law or in equity, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, fixed or contingent, which the Classic Parties (or any of them) now have or claim to have, or at any time heretofore had or claimed to have, against the Harvey Parties (or any of them) based upon, or by reason of, in whole or in part, the performance or non-performance by Harvey of its obligations under the LOI or the Escrow Agreement; provided, however, that nothing contained in this Section 1(b) shall be construed or otherwise be deemed to release or otherwise discharge Harvey or any other Harvey Party from any of its obligations, liabilities or commitments under, or in connection with, the Asset Purchase Agreement, the agreements, instruments or other documents executed and delivered in connection therewith (including, without limitation, the Transaction Documents), or the consummation of the transactions contemplated thereby.

      (c) Release of Escrow Holder.

    Except as expressly set forth in this Agreement and Release, the Classic Parties and the Harvey Parties do hereby fully release and forever discharge the Escrow Holder from and against any and all claims, damages, actions, causes of action, claims of indemnity, claims of contribution, liabilities, judgments, liens, contracts, agreements, rights, debts, suits, obligations, promises, acts, costs and expenses and charges of whatsoever nature, whether at law or in equity, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, fixed or contingent, which the Classic Parties (or any of them) or the Harvey Parties (or any of them) now have or claim to have, or at any time heretofore had or claimed to have, against the Escrow Holder based upon, or by reason of, in whole or in part, the performance or non-performance by the Escrow Holder of its obligations under the Escrow Agreement.

      2.  Unknown Claims and Waiver of Civil Code Section 1542.

    Each party acknowledges and agrees that this Agreement and Release applies to all claims for damages, actions, causes of action, claims of indemnity, claims of contribution, liabilities, judgments, liens, contracts, agreements, rights, debts, suits, obligations, promises, acts, costs and expenses and charges of whatsoever nature, whether at law or in equity, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, that each may have against the other with respect to the matters being released under Section 1. In addition, each party hereby acknowledges that it has had the benefit of counsel, has been advised of, understands, and knowingly and specifically waives the provisions of Section 1542 of the California Civil Code (and any similar statute, code, law or regulation of any state in the United States), to the fullest extent that they may waive such rights and benefits. Section 1542 of the California Civil Code provides as follows:

    A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

    Each party acknowledges that the significance and consequence of this waiver of Section 1542 of the California Civil Code is that even if it should eventually suffer additional damages arising out of the facts referred to in this Agreement and Release, it will not be able to make any claim for those damages. Furthermore, each party acknowledges that it intends these consequences even as to claims for damages that may exist as of the date of this Agreement and Release but which the party does not know exist, and which, if known, would materially affect the party's decision to execute this Agreement and Release.

      3.  Covenant Not to Sue.

    Harvey, for itself and the other Harvey Parties, and Classic, for itself and the other Classic Parties, covenant and agree that neither it nor any of its affiliates will initiate or commence any legal action, suit or other proceeding, at law or in equity, against the other based, in whole or in part, on any claims, demands, claims of indemnity, claims of contribution, liabilities, judgments, contracts, agreements, rights, debts, obligations, costs or expenses arising out of or relating to the matters being released under Section 1. This Section 3 may be pleaded as a full and complete defense to any legal action, suit or other proceeding initiated or commenced by or on behalf of either party as provided above.

      4.  No Admission; Liability Under this Agreement and Release.

    This Agreement and Release is not an admission of liability. The purpose of this Agreement and Release is to settle claims which are disputed and contested, or are potential, and this Agreement and Release is the result of a compromise over such disputed or contested claims. Nothing contained herein shall be deemed an admission of any kind to any other party. In addition, the parties recognize and acknowledge that this Agreement and Release is not intended to and shall not release any party from any liability or damage caused by, related to or arising out of such party's failure or refusal to perform the acts required to be performed by it under this Agreement and Release in accordance with the terms hereof.

      5.  Authority.

    Each party hereby represents and warrants that it has the exclusive right and authority to execute this Agreement and Release on behalf of itself and its affiliates and has not sold, assigned, transferred or otherwise disposed of any interest in any claims released hereby.

      6.  Succession.

    Subject to the provisions otherwise contained in this Agreement and Release, this Agreement and Release shall inure to the benefit of and be binding upon the parties, their affiliates and their respective successors and assigns.

      7.  Waiver; Amendment.

    Any of the terms and conditions of this Agreement and Release may be waived at any time by the party entitled to the benefit thereof, but only by a writing signed by that party, and no such waiver shall affect or impair the right of the waiving party to require observance, performance or satisfaction either of that term or condition as it applies on a subsequent occasion or of any other term or condition thereof. The provisions of this Agreement and Release may be amended or modified at any time by a writing signed by the party or parties against whom enforcement of such amendment or modification is sought.

      8.  Representation by Counsel.

    This Agreement and Release has been carefully read by the parties and the contents hereof are known and understood by the parties. The parties have each received independent legal advice from attorneys of their choice with respect to the preparation, review and advisability of executing this Agreement and Release. Prior to the execution of this Agreement and Release by each party, the party's attorney has reviewed this Agreement and Release and each party acknowledges that it has executed this Agreement and Release after independent investigation and without fraud, duress or undue influence.

      9.  Captions; Rules of Construction.

    The captions contained in this Agreement and Release are for convenience of reference only and are not be considered in construing or interpreting this Agreement and Release. Section, paragraph, clause, recital or party references are to this Agreement and Release unless otherwise stated. Each party and its counsel have reviewed this Agreement and Release and agree that they have participated in the drafting hereof and that each party has agreed to the language contained herein and has had the opportunity to make all changes and alterations desired. The parties agree that any rule of construction to the effect that ambiguities in the interpretation of this Agreement and Release or any amendment hereto are to be resolved against the drafting party, including, without limitation, Section 1654 of the California Civil Code, shall not apply to the interpretation of this Agreement and Release.

      10. Attorneys' Fees.

    In any action, suit, arbitration or other proceeding in connection with this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all of its costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by such prevailing party.

      11. Severability.

    If any provision of this Agreement and Release is held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and Release which can be given effect without the invalid provision shall continue in full force and effect and shall in no way be impaired or invalidated.

      12. Governing Law.

    The rights and obligations of the parties under, and the interpretation and performance of, this Agreement and Release shall be governed by the laws of the State of California, without regard to choice of law or conflict of laws principles.

      13. Parties in Interest.

    Nothing contained in this Agreement and Release, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement and Release on any persons other than the parties and their respective successors and assigns, nor is anything contained in this Agreement and Release intended to relieve or discharge the obligation or liability of any third persons to any party, nor shall any provision give any third persons any right of subrogation or action over against any party.

      14. Counterparts.

    This Agreement and Release may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

      15. Arbitration.

    Any and all claims, controversies and disputes arising out of this Agreement and Release shall be finally settled by arbitration in accordance with the procedures set forth in Section 9.12 of the Asset Purchase Agreement.

      16. WAIVER OF TRIAL BY JURY.

    EACH PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT AND RELEASE OR THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES THE ACTION, SUIT, PROCEEDING OR COUNTERCLAIM.

    IN WITNESS WHEREOF, the parties have caused this Agreement and Release to be executed and delivered as of the first date written above.

COMPANY
THE HARVEY ENTERTAINMENT COMPANY, a California corporation
By:
Name:
Title:
CLASSIC
CLASSIC MEDIA, LLC, a Delaware limited liability company
By:
Name:
Title:

EXHIBIT B

FORMS OF
LEGAL OPINIONS OF COUNSEL TO SELLERS

    1.  Each Seller is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has the corporate power and authority to own, operate and lease its assets and properties and to conduct its business as it is currently being conducted.

    2.  Each Seller has the requisite corporate power and authority to execute, deliver and perform its obligations under the Asset Purchase Agreement and the other Transaction Documents to which it is a party and to consummate the Acquisition and the other transactions contemplated thereby. All action on the part of each Seller necessary to execute, deliver and perform its obligations under the Asset Purchase Agreement and the other Transaction Documents to which it is a party and to consummate the Acquisition and the other transactions contemplated thereby has been duly and validly taken.

    3.  The Asset Purchase Agreement and each other Transaction Document to which each Seller is a party has been duly and validly authorized, executed and delivered by such Seller and constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with the terms thereof.

    4.  Neither the execution, delivery or performance by each Seller of the Asset Purchase Agreement or the other Transaction Documents to which it is a party, nor the consummation by any Seller of the Acquisition and the other transactions contemplated thereby will violate any provision of the charter or bylaws of any Seller, as currently in effect, or violate or contravene any Laws applicable to any Seller that, in such counsel's experience, are generally applicable to transactions of the type contemplated by the Transaction Documents.

    5.  No consent, approval, authorization or permit of, or filing with or notice to, any Governmental or Regulatory Authority is required in connection with the execution, delivery or performance by any Seller of the Asset Purchase Agreement and the other Transaction Documents or the consummation of the Acquisition or the other transactions contemplated thereby, other than those that have been obtained, waived or made prior to or on the date hereof and other than those the absence of which would not have a material adverse effect on the ability of Sellers to perform their respective obligations under the Transaction Documents.

    Such opinion may expressly rely as to matters of fact upon certificates furnished by appropriate officers of Sellers or appropriate governmental officials and may contain such exceptions and qualifications as are customary under the circumstances.

EXHIBIT C

FORM OF
OPINIONS OF COUNSEL FOR PURCHASER

    1.  Purchaser is a duly formed limited liability company and is existing in good standing under the laws of the State of Delaware and has the limited liability company power and authority to own, lease and operate its assets and properties and to conduct its business as it is currently being conducted.

    2.  Purchaser has the requisite limited liability power and authority to execute, deliver and perform its obligations under the Asset Purchase Agreement and the other Transaction Documents to which it is a party and to consummate the Acquisition and the other transactions contemplated thereby.

    3.  The Asset Purchase Agreement and each other Transaction Document to which Purchaser is a party has been duly and validly authorized by Purchaser, and the Asset Purchase Agreement and each of the other Transaction Documents to which it is a party has been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by each other party thereto, constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

    4.  Neither the execution, delivery or performance by Purchaser of the Asset Purchase Agreement or the other Transaction Documents to which it is a party, nor the consummation by Purchaser of the Acquisition and the other transactions contemplated thereby will violate any provision of the certificate of formation or operating agreement of Purchaser, as currently in effect, or will violate or contravene any Laws applicable to Purchaser that, in such counsel's experience, are generally applicable to transactions of the type contemplated by the Transaction Documents, other than violations and contraventions that would not have a material adverse effect on the ability of Purchaser to perform its obligations under the Transaction Documents.

    5.  No consent, approval, authorization or permit of, or filing with or notice to, any Governmental or Regulatory Authority is required on the part of Purchaser in connection with the execution, delivery or performance by Purchaser of the Asset Purchase Agreement and the other Transaction Documents or the consummation by Purchaser of the Acquisition or the other transactions contemplated thereby, other than those that have been obtained, waived or made prior to or on the date hereof and other than those the absence of which would not have a material adverse effect on the ability of Purchaser to perform its obligations under the Transaction Documents.

    Such opinion may expressly rely as to matters of fact upon certificates furnished by appropriate officers of Purchaser or appropriate governmental officials and may contain such exceptions and qualifications as are customary under the circumstances.

ATTACHMENT B

AMENDMENT TO ASSET PURCHASE AND SALE AGREEMENT

    THIS AMENDMENT TO ASSET PURCHASE AND SALE AGREEMENT is entered into effective as of the 4th day of May 2001 (this "Amendment"), by and between THE HARVEY ENTERTAINMENT COMPANY, a California corporation (the "Company"), HARVEY COMICS, INC., a New York corporation and a wholly owned subsidiary of the Company, and BHP PRODUCTIONS, INC., a California corporation and a wholly owned subsidiary of the Company, on the one hand (each individually a "Seller" and, collectively, "Sellers"), and HARVEY ENTERTAINMENT, INC., a Delaware corporation ("Purchaser") and the assignee of Classic Media, LLC, a Delaware limited liability company ("Classic"), on the other hand.

R E C I T A L S

    A.  Sellers, on the one hand, and Classic, on the other hand, entered into an Asset Purchase and Sale Agreement dated as of March 7, 2001 (the "Asset Purchase Agreement"), pursuant to which Sellers agreed to sell, assign and transfer to Classic, and Classic agreed to purchase from Sellers, substantially all of the assets, properties and rights owned or held by Sellers and used in the conduct of the Harvey Entertainment Business, all on the terms and subject to the conditions set forth therein. Unless otherwise indicated, capitalized terms used in this Amendment have the meanings set forth in the Asset Purchase Agreement.

    B.  Pursuant to Section 9.4 of the Asset Purchase Agreement, Classic and Purchaser entered into an Assignment and Assumption Agreement dated as of March 28, 2001, pursuant to which Classic assigned to Purchaser all of Classic's right, title and interest in and to the Asset Purchase Agreement and delegated to Purchaser all of its obligations thereunder, and Purchaser accepted the assignment of the Asset Purchase Agreement and assumed the obligations of Classic under the Asset Purchase Agreement.

    C.  A third party recently engaged in an attempted "topping bid" and, as a consequence thereof, Purchaser agreed, among other things, to increase the Purchase Price.

    D.  Sellers and Purchaser wish to enter into this Amendment to memorialize certain legally binding agreements previously made by or on behalf of the parties, and Classic has consented and agreed to such agreements.

A G R E E M E N T

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1.  Amendments to Asset Purchase Agreement.

        (a) Amendment to Section 2.1 (Purchase Price). Section 2.1 of the Asset Purchase Agreement is hereby amended by deleting "$16,000,000" and replacing it with "$17,000,000".

        (b) Amendment to Section 2.2 (Payment of Purchase Price). Section 2.2 of the Asset Purchase Agreement is hereby amended as follows:

           (i) Section 2.2(a) of the Asset Purchase Agreement is hereby amended by deleting the parenthetical "(i.e., $1,500,000)" in its entirety.

          (ii) Section 2.2(b) of the Asset Purchase Agreement is hereby amended by deleting "$14,500,000" in clause (i) in such Section and replacing it with "$17,000,000 minus the Deposit".

        (c) Amendment to Section 5.6 (Reasonable Efforts; Notification). Section 5.6 of the Asset Purchase Agreement is hereby amended by adding the following to the end of such Section:

      "At the Closing, Purchaser shall close the purchase and sale of the Harvey Entertainment Assets notwithstanding the fact that Sellers have not, after using their best efforts, obtained all consents or approvals of third parties required to transfer to Purchaser one or more Assigned Contracts which by their terms require the consent or approval of any other contracting party thereto to the assignment thereof. With respect to each such Assigned Contract that is not assigned on the Closing Date, after the Closing Date, Sellers shall, to the extent necessary, continue to deal with the other contracting party(ies) to such Assigned Contract as the prime contracting party, and Sellers shall continue to use their best efforts to obtain the consent of all required third parties to the assignment of such Assigned Contract to Purchaser. Notwithstanding the absence of any consent or approval to the assignment of any Assigned Contract to Purchaser, Purchaser shall be entitled to receive the benefits of such Assigned Contract accruing on and after February 1, 2001."

        (d) Amendment to Section 5.15 (Litigation Cooperation; Certain Reimbursement Payment). Section 5.15(d) of the Asset Purchase Agreement is hereby amended by deleting the last three (3) sentences of such Section and replacing them with the following:

      "Sellers and Purchaser acknowledge that the Company had been negotiating with Entertainment Rights plc with respect to a Harvey Sale Transaction, and that the Company may determine, without any obligation to do so, to reimburse such Person for its expenses and time as compensation for its efforts and in consideration of any consents required to be obtained from such Person or its affiliates in connection with the transactions contemplated by this Agreement. Subject to the last sentence of this Section 5.15(d), Purchaser agrees to contribute one-half of any such reimbursement payment, up to an aggregate of $250,000 from Purchaser, whether such payment is made by the Company before, on or after the Closing, and Sellers shall be responsible for paying all amounts in excess of Purchaser's contribution. Alternatively, at the election of the Company, Purchaser shall pay to the Company up to $250,000 for reimbursement of legal fees and related expenses incurred by Sellers in connection with the transactions contemplated by this Agreement and the August 24 Letter of Intent. Notwithstanding anything to the contrary contained herein or otherwise, Purchaser shall not be required to make any payment to Sellers pursuant to either of the two (2) immediately preceding sentences unless and until (i) Entertainment Rights Distribution Limited consents in writing to the assignment to Purchaser of the Distribution Agreement between it and the Company or (ii) Purchaser has received such other documentation or written assurances, in form and substance reasonably satisfactory to Purchaser, which makes such consent unnecessary in order for Purchaser to receive economically equivalent value with respect to such Distribution Agreement."

        (e) Amendment to Section 6.2 (Conditions to Obligation of Purchaser). Section 6.2(d) of the Asset Purchase Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

          "(d) Consents and Approvals. All consents, approvals, authorizations and permits of any Governmental and Regulatory Authorities required to assign or otherwise transfer any Harvey Entertainment Assets shall have been obtained, except where the failure to obtain the same could not reasonably be expected to result in a Material Adverse Effect."

        (f)  Amendment to Section 8.3 (Fees and Expenses).

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           (i) Section 8.3(c) of the Asset Purchase Agreement is hereby amended by deleting "$350,000" in clause (ii) of such Section and replacing it with "$1,000,000."

          (ii) Section 8.3(d) of the Asset Purchase Agreement is hereby amended by deleting "$350,000" in clause (B) of such Section and replacing it with "$1,000,000."

          (iii) Section 8.3(e) of the Asset Purchase Agreement is hereby amended by deleting the phrase "the failure to obtain third-party consents necessary to assign and transfer the Assigned Contracts (subject to Section 6.2(d))" in the parenthetical contained in such Section.

      2.  Increase in Deposit. Pursuant to the terms of an Escrow Agreement dated August 24, 2000 (as amended by a letter amendment dated March 23, 2001, the "Escrow Agreement"), by and among the Company, Classic and Escrow Holder (as defined therein), Classic previously deposited with Escrow Holder the aggregate amount of $1,500,000 (the "Deposit") to be held and disbursed by Escrow Holder in accordance with the terms of the Escrow Agreement. Purchaser and Classic agree to increase the Deposit to $3,000,000 by depositing an additional $1,500,000 with Escrow Holder not later than fifteen (15) business days after the date of mailing of the Company's definitive Proxy Statement to its shareholders. Purchaser's or Classic's failure to so increase the Deposit on or before such date shall be deemed to be a Purchaser Material Breach. At the time such additional deposit is made, the parties to the Escrow Agreement will enter into a second amendment to the Escrow Agreement in substantially the form of the letter amendment dated March 23, 2001.

      3.  Waiver of Certain Claims by Purchaser.

        (a) Pursuant to Section 1.1(d) of the Asset Purchase Agreement, at the Closing, Sellers have agreed to sell, assign and transfer to Purchaser the Assigned Receivables, including, without limitation, proceeds from the distribution of the motion picture "Casper's Haunted Christmas" previously estimated by Universal to be approximately $1,700,000. Sellers have recently advised Purchaser that Universal has revised its prior estimate of the amount of such proceeds to approximately $1,300,000. Purchaser acknowledges that such revised estimate shall not give rise to any claim by Purchaser against Sellers.

        (b) Pursuant to Section 1.3(d) of the Asset Purchase Agreement, at the Closing, Purchaser has agreed to assume any liabilities for the audit adjustment, if any, due from the Company to Universal regarding past licensing and merchandising for the character "Casper" as set forth in Section 1.1(f). The Company has advised Purchaser that it received from Universal a letter dated April 2, 2001, a copy of which has been furnished to Purchaser, asserting that, based upon its audit, Universal believes that Harvey owes to Universal the amount of $405,665 with respect to such licensing and merchandising activities. Sellers had previously estimated the amount of such liability to Universal to be approximately $205,000. The Company has advised Purchaser that the Company is disputing such claim by Universal. Purchaser acknowledges that Universal's revised claim against the Company for such increased amount shall not give rise to any claim by Purchaser against Sellers.

        (c) Pursuant to Section 5.15(c) of the Asset Purchase Agreement, the Company is obligated to provide copies of drafts of the Proxy Statement to Purchaser and its counsel at least two (2) business days prior to the date of filing of such document with the SEC so as to allow Purchaser to review and comment on such documents. The Company has advised Purchaser that it intends to file with the SEC on or about May 8, 2001, an amendment to the preliminary Proxy Statement it filed with the SEC on April 18, 2001. Purchaser waives any claim it may have under Section 5.15(c) with respect to the Company's failure to provide such two (2) business day notice, provided that the Company uses its reasonable best efforts to

3

    provide Purchaser and its counsel with copies at least twelve (12) hours prior to the time of filing of such document with the SEC.

        (d) Purchaser hereby waives any claims it may have against Sellers with respect to Sellers' responses to the "topping bid" made by a third party on or about April 27, 2001, and Sellers' subsequent discussions with such third party through May 4, 2001, with respect thereto. The waiver provided for in this Section 3(d) shall neither constitute an acknowledgment or admission by Purchaser that Sellers' responses were permitted under Section 5.3(b) of the Asset Purchase Agreement nor act as a waiver of any claims that Purchaser may have against Sellers with respect to any future action taken or purported to be taken by Sellers pursuant to the provisions of Section 5.3(b) of the Asset Purchase Agreement or otherwise.

      4.  Acknowledgment Regarding Third Party Consents. Purchaser hereby acknowledges that Sellers have not yet obtained the consents of all third parties necessary to assign to Purchaser the Assigned Contracts listed on Schedule 3.4. Nothing contained in this Amendment or otherwise shall be deemed to release Sellers from their obligations under the Asset Purchase Agreement to use their best efforts to obtain all third party consents necessary to assign the Harvey Entertainment Assets to Purchaser at the Closing.

      5.  Representations and Warranties. Each Seller, on the one hand, and Purchaser, on the other, hereby represents and warrants to the other that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action on the part of such party.

      6.  Full Force and Effect. Except as set forth in Section 1, the Asset Purchase Agreement shall remain in full force and effect as amended hereby. The Asset Purchase Agreement (including, without limitation, the provisions of Section 9.4), as amended hereby, is hereby ratified and affirmed in all respects. This Amendment supersedes that certain letter agreement dated May 4, 2001, entered into by or on behalf of the Company and Purchaser.

      7.  Miscellaneous. This Amendment may be executed in any number of counterparts or by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument. All recital, section, clause and party references are to this Amendment unless otherwise stated. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of California. This Amendment shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns.

      8.  Dispute Resolution. All claims, controversies and disputes arising out of or related to this Amendment shall be finally settled by arbitration pursuant to Section 9.12 of the Asset Purchase Agreement.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

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    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the first date written above.

SELLERS THE HARVEY ENTERTAINMENT COMPANY, a California corporation
By:	/s/ ROGER A. BURLAGE
Name:	Roger A. Burlage
Title:	Chief Executive Officer
HARVEY COMICS, INC., a New York corporation
By:	/s/ ROGER A. BURLAGE
Name:	Roger A. Burlage
Title:	Chief Executive Officer
BHP PRODUCTIONS, INC., a California corporation
By:	/s/ MONIQUE GREEN
Name:	Monique Green
Title:	Chairman
PURCHASER HARVEY ENTERTAINMENT, INC., a Delaware corporation
By:	/s/ ERIC ELLENBOGEN
Name:	Eric Ellenbogen
Title:	President & Chief Executive Officer

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ACKNOWLEDGMENT AND CONSENT
OF CLASSIC MEDIA, LLC

    Classic Media, LLC ("Classic") hereby acknowledges that it has read the foregoing Amendment to Asset Purchase and Sale Agreement (the "Amendment") and consents to its terms. In addition, Classic agrees to be bound by the terms of Section 2 of the Amendment only as if it were a party thereto.

    Classic hereby further acknowledges that it may deemed to be a guarantor or surety of Purchaser by reason of the fact that, pursuant to an Assignment and Assumption Agreement dated as of March 28, 2001, Classic assigned to Purchaser all of Classic's right, title and interest in and to the Asset Purchase Agreement and delegated to Purchaser its obligations thereunder and, pursuant to Section 9.4, such assignment and delegation does not relieve Classic of its obligations thereunder. As such, Classic may be entitled, as a guarantor or surety of Purchaser's obligations, to certain rights and defenses under applicable Laws, including, without limitation, the rights and defenses described in Section 2856(a) of the Civil Code of the State of California. Nevertheless, it is the intention of Classic to waive, and Classic hereby waives, any and all such rights and defenses available to it under applicable Laws, including, without limitation, those described under Section 2856(a) of the Civil Code of the State of California. This paragraph is intended to be an unconditional and irrevocable waiver of any rights and defenses Classic may have if Classic is deemed to be a guarantor or surety of Purchaser.

    Classic hereby represents and warrants to Sellers that the execution, delivery and performance of this Acknowledgment and Consent have been duly authorized by all requisite action on the part of Classic.

CLASSIC MEDIA, LLC, a Delaware limited liability company
By:	/s/ ERIC ELLENBOGEN
Name:	Eric Ellenbogen
Title:	President & Chief Executive Officer

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ATTACHMENT C

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.  PURPOSE

    The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

  •
  Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

  •
  Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.

  •
  Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

    The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationships that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

    The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successor shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III.  MEETINGS

    The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communications, the Audit Committee should meat at least annually with management, the director of the internal auditing department and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.4 below.

IV.  RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

  Documents/Reports Review:

  1.
  Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter.

  2.
  Review with management and the independent accountants the Corporation's annual financial statements, including a discussion with the independent accounts of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended from time to time ("SAS No. 61").

  3.
  Review with management and the independent accountants the 10-Q prior to its filings or prior to the release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  Independent Accountants:

  4.
  Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountants' audit of the financial statements of the Corporation. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

  5.
  Oversee independence of the accountants by:

  •
  Receiving from accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

  •
  Reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

  •
  Recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

  6.
  Based on the review and discussion referred to in section IV.2 and IV.5, the Audit Committee shall determine whether to recommend to the Board that the Corporation's audited financial statements to be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities Exchange Commission.

  Financial Reporting Process:

  7.
  In conjunction with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

  8.
  Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices proposed by management. Discuss with the independent accountants any significant changes in auditing standards or their audit scope. Consider and approve, if appropriate, any significant changes to the auditing practices of the internal auditing department.

  9.
  Establish regular systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encounted during the course of the review or audit, including any restrictions on the scope of the work or access to required information.

  10.
  Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

  Legal Compliance/General:

  11.
  Review with the Corporation's counsel, any legal matter that could have significant impact on the Corporation's financial statements.

  12.
  Report through its Chairperson to the Board following meetings of the Audit Committee.

  13.
  Maintain minutes or other records of meetings and activities of the Audit Committee.

ATTACHMENT D

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-KSB

/x/	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2000

OR

/ /	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: 0-23000

THE HARVEY ENTERTAINMENT COMPANY
(Name of Small Business Issuer in its charter)

CALIFORNIA	95-4217605
(State or Other Jurisdiction of Organization)	(IRS Employer Incorporation or Identification No.)

11835 W. OLYMPIC BLVD., SUITE 550,
LOS ANGELES, CALIFORNIA 90064
(Address of Principal Executive Offices) (Zip Code)

Issuer's Telephone Number, Including Area Code: 310-444-4100

Securities registered under Section 12(b) of the Exchange Act: NONE

Securities registered under Section 12(g) of the Exchange Act:

COMMON STOCK, NO PAR VALUE
(Title of class)

    Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for past 90 days: Yes /x/  No / /

    Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of issuer's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K SB or any amendment to the Form 10-K SB: /x/

State issuer's revenue for its most recent fiscal year: $19,323,000

    State the aggregate market value of the voting stock held by non-affiliates: $379,000 (excludes shares held by directors, officers and greater than ten percent shareholders; computed by reference to the average bid and asked prices of such stock on March 31, 2001, which price was $0.125).

    State the number of shares outstanding of each of issuer's classes of common equity, as of March 31, 2001: 4,549,441 (3,162,407 including Common Stock issuable upon exercise of the issuer's Class A and Class B Preferred Stock).

    Transitional Small Business Disclosure Format: Yes / /  No /x/

Documents Incorporated By Reference

    The following documents are incorporated by reference into this report: None.

FORWARD-LOOKING STATEMENTS

    This report includes forward-looking statements with-in the meaning of Section 27A of the Securities Act (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We have based these statements on our beliefs and assumptions, based on information currently available to us. These forward-looking statements are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations set forth under the sections entitled "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

    Forward-looking statements are not guarantees of performance. Our future results and requirements may differ materially from those described in the forward-looking statements. Many of the factors that will determine these results and requirements are beyond our control. In addition to the risks and uncertainties discussed in "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," investors should consider those discussed under "Risk Factors" and, among others, the following:

  •
  our potential need for additional financing,

  •
  our ability to successfully implement our business strategy,

  •
  the lack of consumer acceptance of new product introductions,

  •
  changing consumer preferences,

  •
  the impact of competition and changes to the competitive environment on our products and services, and

  •
  other factors detailed from time to time in our filings with the Securities and Exchange Commission.

    These forward-looking statements speak only as of the date of this report. We do not intend to update or revise any forward-looking statements to reflect changes in our business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events.

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PART I

ITEM 1. BUSINESS

Introduction

General

    The Harvey Entertainment Company, together with its subsidiaries Harvey Comics, Inc., BHP Productions, Inc., Pepin/Merhi Entertainment Group, Inc., Firetrap, Inc., Shadow Hills Post LLC, Sunland Studios, Inc. and Inferno Acquisition Corp. (collectively, (the "Company") owns and exploits motion picture product and related intellectual property. This includes a library of widely recognized classic characters (the "Harvey Classic Characters") and a related film library of animated short features (the "Harvey Classic Library"). The roster of Harvey Classic Characters includes the following well-known characters:

  •
  Casper, the Friendly Ghost

  •
  Richie Rich

  •
  Baby Huey

  •
  Wendy, the Good Little Witch

  •
  the Ghostly Trio (Fatso, Stinkie and Stretch)

  •
  Hot Stuff

as well as Little Audrey, Little Lotta, Little Dot, Bunny, Herman and Katnip, Stumbo the Giant and Buzzy the Funny Crow among others. The Harvey Classic Library includes 274 six- to eight-minute animated short features, which in most cases star one or more of the Harvey Classic Characters.

    Effective as of April 3, 2000, the Company completed the acquisition of Pepin/Merhi Entertainment Group, Inc. ("PM Entertainment") to broaden the scope of the Company's entertainment operations. PM Entertainment is a producer and distributor of motion pictures in the United States home video, television and Internet broadcasting markets as well as in all media in international markets. The financial results of PM Entertainment are consolidated with those of the Company from the closing date of the acquisition forward.

    On March 7, 2001, the Company entered into an Asset Sale and Purchase Agreement with Classic Media LLC for the sale of substantially all assets relating to the Harvey Classic Characters and the Harvey Classic Library. This sale is expected to close before the end of the second quarter of 2001.

History

    The Company is the successor to Harvey Comics, Inc. ("Harvey Comics") which was founded in 1939 by the Harvey family. In the late 1950s Harvey Comics acquired rights to the popular Paramount Pictures cartoon stars Casper, Baby Huey, Little Audrey and many others. Harvey Comics was active during the 1950s and 1960s—the "golden age" of comics. However, as its founders retired in the early 1980s, the family-owned Harvey Comics became dormant. In 1989 the Company's predecessor purchased Harvey Comics to exploit its intellectual property.

Recent Developments

Equity Infusion

    On April 7, 1999, the Company entered into a Stock Purchase Agreement between the Company and Roger A. Burlage, Michael R. Burns, Ken Slutsky and The Kushner-Locke Company ("Kushner-Locke") pursuant to which the Company received approximately $11,644,000 in cash and approximately

3

$6,226,000 in value of common stock of Kushner-Locke for newly-issued shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock") and common stock purchase warrants (the "1999 Refinancing"). As the 1999 Refinancing was oversubscribed, the Company issued a subordinated convertible note in the amount of approximately $2,049,000 which was converted into additional Series A Preferred Stock and common stock purchase warrants on September 2, 1999. See also "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources."

Changes In Management

    In April 1999, in connection with the 1999 Refinancing, Roger A. Burlage became Chairman and Chief Executive Officer, Eric S. Mischel was appointed President and Chief Operating Officer and Ronald B. Cushey was appointed Executive Vice President, Chief Financial Officer and Secretary. Glenn R. Weisberger was appointed Senior Vice President and General Counsel in October 1999.

    In May 2000, Ronald B. Cushey resigned all of his positions with the Company and Glenn Weisberger was appointed the Secretary of the Company and Interim Chief Financial Officer, and was promoted to Executive Vice President. In December 2000, Eric S. Mischel and Glenn R. Weisberger agreed to amend their employment agreements with the Company. Effective January 1, 2001, Eric S. Mischel resigned all of his positions with the Company and became a part time consultant to the Company. On the same date, Glenn R. Weisberger resigned his positions as Interim Chief Financial Officer and Corporate Secretary. He has agreed to continue with the Company on a part time non-exclusive basis as Executive Vice President and General Counsel through June 30, 2001.

    In May 2000, Michael Burns resigned from the Company's Board of Directors and was replaced by William Dallas. In late October 2000, Meyer Gottlieb stepped down from the Board and the Board appointed William Merrigan as a replacement director. In December 2000, William Dallas stepped down as director and the Board then appointed Paul Guez as a director. In March 2001, William Merrigan then stepped down as director and the board reappointed William Dallas as a director

Strategic Acquisition

    As noted above, on September 24, 1999, the Company signed a letter of intent for the acquisition of PM Entertainment. The PM Entertainment acquisition closed effective as of April 3, 2000. The purchase price consisted of $6,500,000 paid in cash at closing, 363,000 common shares of the Company with a fair value of $1,668,000 and $2,050,000 in subordinated notes. The Company also assumed existing bank debt in the amount of approximately $5,300,000. In connection with the acquisition of PM Entertainment, the Company also purchased from Imperial Bank a loan, secured by the motion picture "Inferno", by paying a down payment of $2,000,000 and obtaining a loan in the amount of approximately $4,800,000. Financial results from the operations of PM Entertainment are included in the Company's accompanying Consolidated Financial Statements as of and for the years ended December 31, 2000. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Credit Facility

    Effective as of April 3, 2000, the Company entered into a five year, $25,000,000 revolving credit facility with The Chase Manhattan Bank ("Chase Bank") to provide operating funds and a portion of the acquisition financing of the PM Entertainment acquisition, (the "Chase Facility"). The facility is secured by substantially all of the assets of the Company (including PM Entertainment) and replaces a $2,500,000 facility with City National Bank that expired in April 1999. While the Company had hoped that this loan agreement would provide it with the ability to finance a sufficient number of films to execute its business plan, limitations on the Company's borrowing base caused the Company to have

4

less borrowing ability than the Company expected. In addition, Chase's decision to not syndicate the Company loan capped the Company borrowing from Chase at $15,000,000. Chase has since informed the Company that no future borrowings would be alloweed under the Chase Facility. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources."

    The Company's principal executive offices are located at 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064; its phone number is (310) 444-4100.

Business

    The Company's business strategy has historically involved exploiting the Harvey Classic Characters through filmed entertainment and capitalizing upon the relationship between filmed entertainment, merchandising and other ancillary markets. The acquisition of PM Entertainment allowed the Company to broaden its exploitation of motion picture product and related intellectual property by increasing the range of product in its motion picture library and its presence in foreign markets.

Filmed Entertainment

    Filmed entertainment includes direct-to-video films, television movies and television series.

    In October 2000, the Company released a new direct-to-video animated computer generated full-length feature film featuring the "Casper" character. The Company co-produced the film with Mainframe Entertainment Inc., a Canadian animation production company. Universal is serving as the exclusive domestic home video distributor and the Company is responsible for other domestic ancillary sales such as television, cable, and pay-per-view, and international licensing in all media.

Feature Motion Pictures

    Through its acquired subsidiary PM Entertainment, the Company extended its operations into the lower budget feature film and video arena. The predecessor of PM Entertainment was an independent entertainment company that produced and distributed motion pictures into the domestic television and home video markets and into the international markets for all media. PM Entertainment's most valuable assets are its film library of approximately 150 motion picture titles and 74 episodes of television series. Financing of the productions has been done in part through the third party financing arrangements and has been supported by presales of certain distribution rights in the international and domestic markets.

Television

  Harvey Classic Library

    The Company owns the Harvey Classic Library, which consists of approximately 274 six- to eight-minute color cartoon shorts, of which 248 were originally created in the 1950's for theatrical exhibition. Portions of the library are currently broadcast in more than 25 countries worldwide. The Harvey Classic Library was restored, digitized, re-dubbed and re-scored by the Company in 1990, 1991 and 1997. As part of the restoration process, the Company created 65 half-hour episodes from the original 248 shorts and entitled them "Harveytoons." In 1994 and 1996, the Company added 13 animated shorts to its film library for each of the Baby Huey and Richie Rich characters. The Company aired re-packaged 65 half hour episodes of "Harveytoons" on the Fox Family Channel from September 1998 through August 1999.

    The Company has the right to use the original musical score to the original 248 shorts in the Harvey Classic Library, but Paramount Pictures retained certain ownership to that music. Paramount receives music performance royalties when the cartoons utilizing the original music score are shown

5

publicly. The writers and publisher of the music receive performance royalties from BMI, which collects such royalties from broadcasters. When the Company created the Harveytoons episodes, certain new foreign musical scores were created for which the Company owns all rights and interest.

  Television Production

    In February 2000, the Company entered into a licensing and co-production agreement with Studio B Productions Inc. ("Studio B") for the worldwide development, production and exploitation of an unlimited number of episodes of a television series based on the Company's character "Wendy the Witch." This agreement has lapsed and all rights in the property have reverted to the Company.

Theatrical Licensing

    In November 1999, the Company entered into a development agreement with Metro-Goldwyn-Mayer Pictures Inc. ("MGM"), whereby the Company licensed to MGM the theatrical and certain ancillary and movie merchandising rights to MGM related to the Company's character "Bunny."

    In 1994 and 1995, two motion pictures licensed by the Company were released featuring Harvey Classic Characters—Richie Rich (through Warner Brothers) and Casper (through Universal). As part of its distribution agreement with Universal the Company agreed to provide Universal an exclusive release window for the first sequel to the 1995 Casper movie, the right of first refusal/first negotiation for the first direct-to-video production featuring Casper after the release of any Casper sequel, and the right to exploit related movie merchandising. Theatrical motion pictures featuring Casper, the Friendly Ghost and Richie Rich were released in May 1995 and December 1994, respectively.

    To date, the "Casper" and "Richie Rich" features have generated reported worldwide box office gross receipts in excess of $307,000,000 and $80,000,000, respectively. While the Company received certain character movie licensing fees and merchandising participations for both features, it has not received revenues from its defined profit participations except for a payment from Universal received in 1997. There can be no assurance that the Company will receive any further profit shares from these films.

    In May 1997, the Company entered into an agreement with Universal to produce and distribute a motion picture sequel to the original Casper movie to be produced by Universal Pictures and Amblin' Entertainment. The Company received a non-refundable advance for the sequel rights and, if a sequel is produced, is contractually entitled to receive additional advances against a percentage of the gross receipts from all sources of exploitation of the motion picture. As part of the Company's agreement with Universal for a potential Casper sequel, the Company was also paid a non-refundable advance against the Company's share of its profit participation from the 1995 Casper movie. There can be no assurance that the sequel will be produced, completed or released, or that the sequel will generate gross receipts sufficient to entitle the Company to amounts in excess of advances.

    Pursuant to a May 1997 amendment to the Company's 1990 distribution agreement with Universal and subsequent agreements with Universal, Universal has the exclusive right to initiate, develop and produce further Casper sequels. The agreement with Universal provides that the rights fees for the second and subsequent sequels will be negotiated in good faith subject to resolution by arbitration. The Company agreed, if Universal makes certain payments to the Company, to a "window" around the theatrical release of any Casper sequel during which time the Company would not permit the initial release of any other Casper filmed entertainment product. Universal has, to date, failed to make any such payments and there are no assurances that Universal will make any such future protection payments. Universal also has certain rights to other pictures in which Casper may make a "guest appearance," and first negotiation rights for pictures involving other characters appearing in the Casper pictures. In May 1997, the Company reimbursed Universal for the unrecouped costs for its restoration of the Harvey Classic Video Library, the rights to which then reverted to the Company.

6

    As stated above, Universal holds the right to produce and release Casper theatrical feature films. Universal is required to give the Company notice on February 15 of the year before it wishes to release a Casper theatrical feature film that it has either approved a script or commenced pre-production on such film, triggering a limited fixed payment obligation to the Company. To date, Harvey has not received a notice from Universal. There can be no assurance that Universal will actually request such extension or produce or release a Casper feature film in 2002 or at any time in the future.

    In January 2000, the theatrical sequel rights to the "Richie Rich" character reverted back to the Company from Warner Brothers.

Merchandising

    In March 2000, the Company appointed Felix the Cat Productions, Inc.("FTCP"), as its exclusive licensing agent for Latin America. The agreement covers all of the Company's characters and is for a term of seven and one-half years. FTCP is a fully integrated family oriented entertainment company that manages a roster of trademarked characters in all areas of entertainment including new technologies, television animation production and distribution, publishing, licensing and merchandising worldwide.

    In June 2000, the Company appointed Hearst Entertainment as its exclusive licensing agent for the remainder of the world. The agreement covers all of the Company's characters and is for a term of two years.

Location-Based Family Entertainment

    In November 1999, the Company announced an agreement with Landmark Entertainment Group ("Landmark"), whereby Landmark was granted certain exclusive worldwide rights to develop themed attractions based on the characters in the Company's classic character library. Initially, Landmark plans to develop a mini-theme park concept that will incorporate the Company's characters and be designed as location-based entertainment centers. This agreement excludes certain theme park rights to the character "Casper", which are controlled by Universal. Landmark will develop conceptual design and feasibility studies and may seek financing and/or real estate development partners for theme parks around the world. There can be no assurance that Landmark will develop the theme parks or that the Company will receive any future revenues from this agreement.

Fashion Activities

    In February 2000, the Company announced the completion of a preliminary joint venture agreement entered into as of June 1999, to establish Harvey Fashion LLC. This Agreement was terminated as of May 2000.

Intellectual Property Assets

    The Company's principal assets are its intellectual property rights in its proprietary Harvey Classic Characters and the PM Entertainment, library consisting of approximately 150 films and 74 television episodes. In addition, the Company possesses rights to approximately 1,875 comic books published between 1955 and 1993 and the film shorts in its Harvey Classic Library. The Company has applied for and received copyright and trademark protection in the United States and copyright protection in certain foreign countries which are parties to the Berne Convention, on many but not all of its publications, the film shorts in the Harvey Classic Library and the Harvey Classic Characters. The Company attempts vigorously to protect against infringements on the rights it holds to its proprietary characters and publications.

7

Competition

    Competition is intense in the filmed entertainment, merchandising and animation industries in which the Company operates. The Company's licensed products compete with products produced and/or distributed by major entertainment companies, as well as numerous smaller entertainment companies.

Employees

    The Company employs approximately 36 persons on its full-time staff. For the Company's filmed entertainment productions, the Company hires independent contractors or production facilities for creative work on an as-needed basis. None of the Company's employees are represented by a union and the Company believes relations with its employees are good.

Factors Which May Affect Future Results

    In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company wishes to caution that the following important factors, among others, in some cases have affected and in the future could affect the Company's actual results and could cause such results to differ materially from those expressed in forward-looking statements made by or on behalf of the Company.

    Operating Losses.  For the fiscal years ended December 31, 2000 and 1999 the Company experienced significant operating losses. Such losses are expected to continue into the 2001 year as a result of the lack of product for release in the entertainment media and minimal activity in the Company's licensing and merchandising areas. There can be no assurance that the Company can achieve its business plan, and operating losses are likely to continue into the future. The inability of the Company to generate operating profits has and will continue to result in a material adverse affect on the Company and may restrict its ability to continue as a going concern.

    Absence of Product Slate.  As a result of the operating inactivity of the Company during the 2000 period during which the Company was evaluating various strategic alternatives and exploring sources of capital investment, the Company currently has a minimal amount of new programs or products scheduled for release. This absence of product will have a material adverse effect on the Company's results of operations for the foreseeable future.

    Risks Related To The Filmed Entertainment Industry.  The acquisition of PM Entertainment provides the Company with additional risks not previously encountered. Motion picture production and distribution is highly speculative and inherently risky. The production, completion and distribution of motion pictures are subject to numerous uncertainties, including financing requirements, personnel availability and the release schedule of competitive motion pictures. The Company can give no assurances that their filmed entertainment production and release goals will be met in any period or that completion of production will occur in accordance with the anticipated budget or schedule. There is a risk that some or all of the Company's motion pictures, if any, will not be commercially successful, resulting in costs not being recouped or anticipated profits not being realized.

    Motion picture production, acquisition and distribution are highly competitive businesses. The Company competes with major studios, other independent motion picture and television companies, large diversified entertainment conglomerates and others. Some of the Company's competitors are entities that are part of larger, diversified corporate groups with a variety of other operations, including television networks and cable channels, which can provide superior means of distributing their products and stable sources of earnings to offset fluctuations in the financial performance of their motion picture and television operations.

8

    The Company's operations depend on its ability to obtain sufficient financing. In particular, motion picture production and distribution activities require the up front expenditure of substantial funds, while revenues relating to films and programs are typically not generated for some period of time after these expenditures and may be received, if at all, over an extended period of time. The Company intends to finance these expenditures through a combination of cash on hand, presales of certain distribution rights in certain territories and a variety of third party financing arrangements. Borrowings under such third party financing arrangements are subject to continuing satisfaction of specific covenants and conditions. There can be no assurance that the Company will be able to obtain the required financing or that any financing obtained will be on terms satisfactory to the Company. As noted earlier, Chase has informed Harvey that no future borrowings would be allowed under the Chase Facility.

    The entertainment industry in general, and the motion picture industry in particular, continues to undergo significant changes, primarily due to technological developments, shifting consumer tastes and the popularity and availability of other forms of entertainment. As a result, it is impossible to predict the overall effect these factors will have on the operations of the Company.

    Fluctuation In Revenue Recognition From Film Licensing And Merchandising.  The Company's quarterly and yearly operating results may fluctuate in part due to the manner in which the Company is required to record revenue from film licensing and merchandising agreements. Although film licensing and merchandising agreements typically grant rights for a period of one to five years, revenues are typically recognized when the license period begins, provided certain conditions are met. Fluctuations in quarterly and yearly operating results may also arise due to the Company's timing in entering into merchandising and film licensing agreements. For example, merchandising revenues with respect to a particular character tend to be concentrated around the period of initial release of a filmed entertainment project featuring such character. Accordingly, until such time as additional products are licensed, excess royalties are remitted by existing licensees, or existing licensing agreements expire and are renewed or replaced, no additional revenue will be recognized from the rights the Company has previously licensed. Therefore, the Company believes that period-to-period comparisons of its results from operations are not necessarily an accurate indication of future performance.

    Intellectual Property Rights.  The Company's principal assets are its intellectual property rights. The Company has applied for and received copyright and trademark protection in the United States, and copyright protection in many foreign countries, on many publications and other works. The Company endeavors to protect against infringements on the rights it holds.

    The term of copyright protection in the U.S. is limited by statute and trademark rights, while potentially of indefinite duration, must be continually used and, depending on the date of publication, may have to be periodically renewed.

    The Company believes it has protectible rights with respect to all of its proprietary characters, works and publications subject to licenses granted by the Company. There is, however, no assurance that claims will not be asserted against the Company which, if successful, would have a material adverse effect on the Company's business.

    Speculative Nature of the Entertainment Industry.  The television, merchandising, motion picture and direct-to-video industries are highly speculative and historically have involved a substantial degree of risk. The success of a trademarked or copyrighted character, television program, video production or motion picture depends upon unpredictable and changing factors such as audience acceptance, which may bear little or no correlation to the Company's production and other costs.

    Audience acceptance of the Company's products represents a response not only to the artistic components of the products, but also to promotion by the distributor, the availability of alternative forms of entertainment and leisure time activities, general economic conditions and public taste

9

generally, and other intangible factors, all of which change rapidly and cannot be predicted with any certainty.

ITEM 2. PROPERTIES

    The principle offices of the Company consist of approximately 14,000 square feet of general office space located at 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. The Company entered into a seven-year lease for such office space commencing in December 1999, with a five-year option to renew. The Company also leases approximately 9,000 square feet of office space in Santa Monica pursuant to a ten-year lease entered into in December 1993. The Company has subleased approximately 6,000 square feet of the Santa Monica space to an unaffiliated person through the end of term, and approximately 3,000 square feet of the Santa Monica space to a subsidiary of Universal through September 30, 2001. After the expiration of the sublease to Universal's subsidiary, this space has been subleased through the end of the underlying lease term to an unaffiliated person.

    The principle offices of PM Entertainment consist of approximately 120,000 square feet of general office, post production and sound stage facilities located in Sunland, California. In connection with the acquisition of PM Entertainment, the Company entered into a two year lease of the premises with an option to purchase the facility and surrounding property. PM Entertainment's principal business address is 9545 Wentworth Street, Sunland, California 91040.

ITEM 3. LEGAL PROCEEDINGS

    In December 1999, the Company received a notice from the heirs of the Oriolo family (the "Oriolo Heirs"), attempting to revoke the Company's rights in the Casper character. The Company believed that the claim was without merit and vigorously defended itself by filing a counterclaim against the Oriolo Heirs. In March 2000, the parties to the dispute entered into a settlement agreement whereby the Oriolo Heirs reaffirmed the Company's exclusive ownership rights to the copyright and trademark to the Casper character in perpetuity.

    The Company is not currently involved in any other material legal proceedings.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

    None.

10

PART II

ITEM 5. MARKET FOR ISSUER'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

Market Prices

    The Company's common stock, no par value (the "Common Stock") currently trades on The OTC Bulletin Board under the symbol ("NASDAQ") HRVY. Prior to being delisted on January 29, 2001, the Common Stock traded on The Nasdaq Stock Market, Inc. Prior to December 5, 1994, the Common Stock traded on the Nasdaq SmallCap Market. The following table sets forth, for the fiscal quarters indicated, the high and low sale price for the common stock, as reported on NASDAQ.

Quarterly Period	High	Low
Fiscal year ended December 31, 1999:
First Quarter	8.13	4.38
Second Quarter	8.25	4.75
Third Quarter	6.38	2.88
Fourth Quarter	7.13	3.63
Fiscal year ended December 31, 2000:
First Quarter	6.00	3.13
Second Quarter	5.00	2.50
Third Quarter	3.50	1.00
Fourth Quarter	1.50	0.06
Fiscal year ended December 31, 2001:
First Quarter	0.45	0.13
Second Quarter (through April 10, 2001)	0.14	0.12

Holders

    As of April 10, 2001, there were approximately 157 holders of record of the Company's Common Stock.

Dividends

    The Company has never paid cash dividends on the Common Stock, and provisions in the Company's revolving credit facilities have in the past, and will continue in the future to, prohibit the payment of dividends. The Board of Directors expects that the Company will continue to retain any future earnings for use in its business.

Recent Sales Of Unregistered Securities

    In January 1997, the Company issued two warrants to purchase Common Stock at an exercise price of $10.00 per share to Arnhold and S. Bleichroeder, Inc. as compensation for investor relations and other related services. The first warrant, for 25,000 shares, for services to the Company in 1997 vested immediately and is exercisable at any time through January 16, 2002. The second warrant, also for 25,000 shares, vested upon the Company's request that Arnhold and S. Bleichroeder perform services for calendar year 1998 and is exercisable through January 16, 2003.

    In January 1997, the Company issued two warrants to purchase Common Stock at an exercise price of $10.00 per share to Michael Doherty on terms similar to those provided to Arnhold and S. Bleichroeder. At the time of issuance, Mr. Doherty was an advisor to the Company and a former employee of Arnold and S. Bleichroeder. Mr. Doherty is presently a director of the Company. The first warrant, for 25,000 shares, vested immediately and is exercisable at any time through January 16, 2002.

11

The second warrant, also for 25,000 shares, vested upon Mr. Doherty's rendering of services to the Company in 1998 and is exercisable at any time through January 16, 2003.

    Upon entering into the management services agreement with Anthony Scotti, Leonard Breijo and Michael Hope in March 1998, the Company issued three warrants to purchase an aggregate of 200,000 shares of Common Stock, each of which vested upon issuance, may be exercised by the holder at any time through March 23, 2003 and has a strike price of $12.75 per share (the closing price of a share of Common Stock on The Nasdaq Stock Market, Inc. on the date the warrants were authorized). The first warrant, for a total of 155,200 shares of the Company's Common Stock, was issued to Anthony J. Scotti as compensation for services to be rendered as the Company's Interim Chief Executive Officer. The second warrant, for a total of 38,800 shares of the Company's Common Stock, was issued to Michael S. Hope as compensation for services to be rendered as the Company's Interim Chief Financial Officer. The third warrant, for a total of 6,000 shares of the Company's Common Stock, was issued to Leonard Breijo of Global Media as compensation for services to be rendered as head of business affairs of the Company. In addition, the Company granted to Messrs. Scotti, Hope and Breijo fully vested options to purchase an aggregate of 50,000 shares of Common Stock pursuant to the terms of the Company's 1997 stock option plan at an exercise price of $12.69 per share (the closing price of a share of Common Stock on The Nasdaq Stock Market, Inc. on the date the options were authorized).

    On July 22, 1998, in connection with an extension of the term of their services, the Company granted to Messrs. Scotti, Hope and Breijo fully vested options to purchase an aggregate of 100,000 shares of Common Stock pursuant to the terms of the Company's 1997 stock option plan at an exercise price of $9.63 (the closing price of a share of Common Stock on The Nasdaq Stock Market, Inc. on the date the options were authorized).

    The 1999 Refinancing and conversion of the convertible note issued in connection therewith resulted in the issuance of a total of 190,488 shares of the Company's Series A Preferred Stock, par value $100, and 1,344,618 Warrants to purchase shares of the Company's common stock. The Investor Warrants granted are fully vested, non-forfeitable and are exercisable commencing six months from their issuance date, at prices ranging from $9.00 to $12.00 per share of common stock. As part of the 1999 Refinancing, options to purchase 1,344,618 shares of common stock were also issued to certain employees. The employee options granted vest and become exercisable according to schedules set forth in their respective option agreements, and are exercisable at prices ranging from $9.00 to $12.00 per share of common stock. Terms of the Investor Warrants and employee options provide for expiration dates from 2005 through 2007.

    Pursuant to the 1999 Refinancing, the Company received gross proceeds of approximately $17,900,000, of which approximately $6,226,000 was Kushner-Locke common stock. In connection with such transactions, the Company incurred fees and expenses of approximately $1,900,000 and subsequently repaid the outstanding balance of approximately $2,013,000 on the Company's then existing credit facility. In addition, the Company received additional capital of approximately $2,049,000 from the issuance of a convertible note payable on June 30, 1999. The proceeds from these transactions were used to fund the Company's filmed production and acquisition activities and for general working capital purposes.

    In April 1999, the Company designated 300,000 shares as Series A Preferred Stock. The Company issued 190,488 shares of Series A Preferred Stock as part of the 1999 Refinancing. The Company recorded a deduction for the beneficial conversion feature associated with the issuance of Series A Preferred Stock based on the fair value of the underlying common stock at the date of issuance. The deduction was recorded ratably over a six-month period from April to October 1999, during which Series A Preferred Stock could not be converted into the Company's common stock.

    The Series A Preferred Stock is presented as temporary equity, on the Company's balance sheet, and is not included in stockholders' equity, since, under certain circumstances beyond the control of the

12

Company's management the holders of Series A Preferred Stock may redeem the shares in consideration for cash. In May 2000, to increase stockholders' equity, the Company allowed holders of Series A Preferred Stock to exchange a portion of their shares for an equivalent number of shares of Convertible Preferred Stock ("Series B Preferred Stock"). As described more fully in Note 10 to the financial statements, Series B Preferred Stock has substantially similar characteristics to those of Series A Preferred Stock, but is classified as permanent equity. In May 2000, 84,600 shares of Series A Preferred Stock were exchanged for an equivalent number of shares of Series B Preferred Stock.

    The Series A Preferred Stock has the following characteristics:

  Voting: The holders of Series A Preferred Stock are entitled to elect two directors to the Company's Board of Directors and are entitled to the number of votes equal to the number of shares of common stock into which the Series A Preferred Stock is then convertible. On all other matters, including the election of the other Company directors, holders of the Series A Preferred Stock vote (on an as-converted basis) together with common stockholders and holders of Series B Preferred Stock (voting on an as-converted basis) as one class.

  Dividends: The holders of the convertible preferred stock are entitled to receive dividends equal to $7 per share per annum paid quarterly. At the Company's election, the quarterly dividends may be settled by the issuance of additional Series A Preferred Stock. During 2000, the Company has settled dividend obligations with respect to its Series A Preferred Stock by issuing 9,791 (1999, 8,664) shares of additional Series A Preferred Stock

  Liquidation Preference: In the event of any liquidation, dissolution or winding up of the affairs of the Company, the holders of the then outstanding Series A Preferred Stock shall receive for each share an amount equal to the sum of $100 per share, respectively, payable in preference and priority to any payments made to the holders of the Company's outstanding common stock.

  Liquidation is deemed to include the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting from the transfer of 50% or more of the Company's voting power.

  Additionally, Series A Preferred Stock may be redeemed by the Company at its liquidation amount 5 years following the date the shares were issued.

  Conversion: Each share of Series A Preferred Stock, at the option of the holder, is convertible at any time into a number of shares of common stock as determined by dividing the Original Issue Price of Series A Preferred Stock by the Conversion Price, as defined, in effect at the time. The Original Issue Price of Series A Preferred Stock is $100 per share. The initial Conversion Price of Series A Preferred Stock is $6.75 and is subject to adjustment in accordance with anti-dilution provisions contained in the Company's Articles of Incorporation. At December 31, 2000, the Series A Preferred Stock is convertible into 1,842,000 shares of the Company's common stock.

    In May 2000, the Company designated 300,000 shares of authorized Preferred Stock as Series B Preferred Stock. The Company issued 84,600 shares of Series B Preferred Stock in exchange for an equivalent number of shares of Series A Preferred Stock.

    The Series B Preferred Stock has substantially similar characteristics to those of Series A Preferred Stock, as described above. The liquidation provisions of Series B Preferred Stock differ from those of Series A Preferred Stock in that a liquidation event is not deemed to include the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting from the transfer of 50% or more of the Company's voting power. At December 31, 2000, the Series B Preferred Stock is convertible into 1,320,000 shares of the Company's common stock. During 2000, the Company has settled dividend obligations with respect to its Series B Preferred Stock by issuing 4,519 shares of additional Series B Preferred Stock.

13

    In connection with the Chase Facility, the Company issued 126,000 warrants to Chase Equity Associates, LP to purchase shares of the Company's common stock. The warrants are fully vested, non-forfeitable and are exercisable from their issuance date, at $6.75 per share.

    All warrants described above were issued in reliance on the private placement exemption of Section 4(2) of the Securities Act of 1933, as amended.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Introduction

    The Company conducts its operations through its wholly-owned subsidiaries, which include Harvey Comics, Inc. and PM Entertainment. The Company's revenues are derived from three primary sources: (i) filmed entertainment, (ii) merchandising and (iii) publishing. This report includes forward-looking statements made based on the expectations of current management pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and actual outcomes may differ materially from what is expressed or forecasted. There are many factors that affect the Company's business and its results of operations, including the factors discussed below and in "Business—Factors Which May Affect Future Results."

Consolidated Statement of Operations

	Year Ended December 31,
	2000	1999
Filmed entertainment revenues	$17,075,000	$24,000
Merchandising revenues	2,192,000	1,385,000
Publishing revenues, net of returns	56,000	129,000

Total operating revenues	19,323,000	1,538,000
Film costs	12,900,000	2,241,000
Other costs of sales	255,000	718,000
Selling, general & administrative expenses (including stock based compensation)	9,415,000	6,662,000
Depreciation and other amortization	759,000	423,000

Loss from operations	(4,006,000)	(8,506,000)
Other loss	(6,044,000)	(48,000)

Loss before income taxes	(10,050,000)	(8,554,000)
Income tax provision	(4,000)	(3,000)

Net loss	(10,054,000)	(8,557,000)
Preferred stock dividends and deduction for beneficial conversion feature	(2,001,000)	(3,029,000)

Net loss applicable to common stockholders	$(12,055,000)	$(11,586,000)

Basic & Diluted net loss per share	$(2.70)	$(2.77)

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Results From Operations

Fiscal Year 2000 Compared to Fiscal Year 1999

Revenues

    The Company's net filmed entertainment revenues were $17,075,000 in 2000 and $24,000 in 1999, an increase of $17,051,000. The increase is due to revenues generated by PM Entertainment and the delivery of the animated direct to video "Casper's Haunted Christmas". The 2000 revenue primarily consists of $10,591,000 of foreign broadcast license revenues, $3,271,000 of domestic home video revenues and $3,122,000 of domestic license fee revenues.

    Net merchandising revenues were $2,192,000 and $1,385,000 in 2000 and 1999, respectively, an increase of $807,000. In 2000, $655,000 of revenues were generated from the licensing of characters for use on internet companies websites. The revenues in 2000 and 1999 consist of licenses for the worldwide merchandising of the Harvey Classic Characters and licensing revenues from the Company's direct-to-video features entered into by the Company's in-house licensing division and by Hearst Entertainment and FTCP on behalf of the Company. Although merchandising licenses are generally granted for a period of one to five years, minimum guaranteed license revenues are recognized when the license period begins, provided certain conditions have been met. Due to this accounting treatment, revenue fluctuations from the Company's merchandising activities will likely recur in the future on a quarterly and annual basis. The ongoing success of the merchandising program is in part dependent upon the attractiveness, future marketability and the release of new product involving the Harvey Classic Characters or the potential acquisition of new characters.

    Net publishing revenues related to music publishing in 2000 were $56,000 and to the Company's monthly magazine in 1999 were $129,000. Publishing sales were on a fully returnable basis recorded upon shipment, net of a reserve based on estimated returns. Publishing revenues also included sales of advertising space and subscriptions to the Company's magazine. The publication was ceased with the July 1999 issue, resulting from management's decision to focus on the Company's core entertainment business operations.

Film Costs

    Costs of sales relating to filmed entertainment revenues were $3,019,000 and $9,000 in 2000 and 1999, respectively. The increase in cost of sales is due to an increase in filmed entertainment activity resulting from the acquisition of PM Entertainment.

    Amortization of the film library was $9,881,000 and $2,232,000 in 2000 and 1999, respectively. Included in the film amortization is approximately $1,000,000 and $2,000,000 in 2000 and 1999, respectively, of additional amortization recorded to adjust the carrying book value of certain film properties to their net realizable values. Amortization in 2000 consists of $8,192,000 of the PM Entertainment film inventory and $1,689,000 amortization of the Harvey Entertainment film library.

Other Costs of Sales

    Merchandising costs of sales were $261,000 and $334,000 in 1999 and 1998, respectively. The decrease in cost of sales is due to a decrease in in-house merchandising activity in 2000, as the agency agreements with Hearst Entertainment and FTCP were implemented during 2000.

    Publishing costs of sales were $384,000 in 1999. Publishing costs in 2000 are immaterial as publication of the Company's magazine with the July 1999 issue.

15

Selling, General and Administrative Expenses

    Selling, general and administrative expenses were $9,415,000 and $6,662,000 for 2000 and 1999, respectively. The increase in selling, general and administrative expenses of $2,753,000 in 2000 is due to the acquisition of PM Entertainment. However, selling, general and administrative expenses for Harvey Comics, Inc. have decreased due to lower costs incurred for consulting services throughout the year and an overall decrease in other overhead expenses.

    Stock based charges were zero and $108,000 in 2000 and 1999, respectively. Charges in 1999 are related to the issuance of warrants to consultants to the Company.

Depreciation and Amortization

    Depreciation expense was $290,000 and $187,000 in 2000 and 1999, respectively. The increase in depreciation was due to the acquisition of fixed assets included in PM Entertainment.

    Amortization of trademarks, copyrights and other was $87,000 and $106,000 in 2000 and 1999, respectively.

    Amortization of goodwill was $382,000 and $130,000 in 2000 and 1999, respectively. The increase in amortization of goodwill is due to the acquisition of PM Entertainment.

Other Income

    Loss on the sale of securities was $(3,989,000) and zero in 2000 and 1999, respectively. The loss in 2000 consists of a realized loss on the sale of Kushner-Locke securities.

    Loss on impairment of securities was $(474,000) and zero in 2000 and 1999, respectively. The loss in 2000 consists of an impairment in the value of Tutornet Securities.

    Other income/(expenses) were $(2,000) and $(219,000) in 2000 and 1999, respectively. The expense in 1999 represents currency exchange losses and costs related to the purchase of certain investment securities.

    Interest (expense)/income was $(1,579,000) and $171,000 in 2000 and 1999, respectively. Interest expense increased due to an increase in notes payable in April 2000. The expense in 2000 consists of $911,000 of interest on the Chase Facility, $334,000 of interest on other production loans, $133,000 interest on loans from shareholders, $307,000 amortization of financing charges relating mainly to the Chase Facility and $106,000 of interest income primarily from investment of capital into money market funds. See "Liquidity and Capital Resources". The income in 1999 resulted primarily from interest income of $252,000, offset by interest expense of ($81,000) which represented annual loan fees and borrowings under the Company's line of credit.

Income Taxes

    Income tax provision was $(4,000) and $(3,000) in 2000 and 1999, respectively.

Liquidity and Capital Resources

    Net cash used in operating activities was $5,680,000 and $6,500,000 in 2000 and 1999, respectively. The reduction in cash used in operating activities was primarily due to an increase in cash flow provided by sales and a decrease in cash used in costs of sales, offset by an increase in cash used in selling, general and administrative expenses and interest.

    Net cash used in investing activities was $4,814,000 and $491,000 in 2000 and 1999, respectively. The increase in investing activities resulted from the acquisition of PM Entertainment.

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    Net cash provided by financing activities was $6,257,000 and $12,365,000 in 2000 and 1999, respectively. The cash provided by financing activities in 2000 resulted from proceeds from The Chase Facility and The Lewis Horwitz Organization production loans. This was offset by cash used in financing activities in 2000 for repayment of notes payable on the acquisition of PM Entertainment. The cash provided by financing activities in 1999 resulted from the cash proceeds from the 1999 Refinancing and the issuance of a subordinated note payable as described below.

    As previously stated, effective as of April 3, 2000 the Company entered into a five year, $25,000,000 revolving credit facility with The Chase Manhattan Bank to provide operating funds and a portion of the acquisition financing of the PM Entertainment acquisition. Borrowings under the Chase Facility are limited to $15,000,000. Borrowings under the Facility are determined under a borrowing base calculation, which includes certain allowable accounts receivable, film and intellectual property rights, and are secured by substantially all of the assets of the Company. Interest is payable on the outstanding borrowings under the Facility at the rate of either 1.5% per annum above the prime rate (as defined in the Facility) or 2.5% per annum above the London Interbank Offered Rate, at the Company's election. The Facility requires the Company to meet certain financial ratios. The Company is not in compliance with certain warranties and covenants of the Facility. Although The Chase Manhattan Bank has issued waivers of all non-compliance and resulting events of default, The Chase Manhattan bank is not allowing Harvey to draw additional funds from the Chase Facility.

    Pursuant to the terms of the Loan and Security Agreements, with The Lewis Horwitz Organization, the Company receives loans from The Lewis Horwitz organization, which loans are secured by the accounts receivable of certain motion pictures. Interest is payable on the loans at a rate of 1.5% per annum above the prime rate. At December 31, 2000, the Company's obligation under the loans is $603,000. The loans were repaid in February 2001.

    On September 24, 1999, the Company signed a letter of intent for the acquisition of all of the outstanding stock of PM Entertainment, a privately-owned producer and distributor of motion pictures in the United States home video, television and internet broadcasting markets as well as all media in international markets. The closing of the PM Entertainment acquisition occurred effective as of April 3, 2000. The purchase price consisted of approximately $6,500,000 of cash paid at closing, 363,000 common shares of the Company with a fair value of $1,668,000 and a $2,050,000 subordinated note. The Company also assumed existing bank debt in the amount of approximately $5,200,000.

    The purchase price of PM Entertainment included $2,050,000 subordinated notes payable to stockholders of the Company to be paid over five future quarterly periods. Interest is payable on the note at a rate of 10% per annum. At December 31, 2000, the Company's obligation under these notes payable was $1,600,000. At December 31, 2000, the Company was not in compliance with the payment terms of the note.

    In connection with the acquisition of PM Entertainment, the Company also purchased from Imperial Bank a loan, secured by the motion picture "Inferno", by paying a down payment of $2,000,000 and obtaining a loan from Imperial Bank in the amount of approximately $4,800,000 pursuant to a Loan and Security Agreement. Interest is payable on the loan at the prime rate and the loan expires December 31, 2001. At December 31, 2000, the Company's obligation under the loan is $3,781,000. In January 2001, the Company received notice from Imperial Bank alleging that Events of Default had occurred per the Loan and Security Agreement, in part, because of material adverse changes in the financial condition of the Company, by virtue of a reduction or impairment in the Company's currently available funds to an amount insufficient to pay the cost of operations. The Company has demanded that the notification of an Event of Default be withdrawn based on the planned sale of assets per the Asset Purchase and Sale Agreement between the Company and Classic Media, LLC.

17

    As a result of the 1999 Refinancing being oversubscribed, on June 30, 1999 the Company issued a subordinated convertible note (the "Note") in the amount of approximately $2,049,000. The Note accrued interest at an annual rate of 7%, payable quarterly on the last day of each March, June, September and December, commencing on June 30, 1999. As a result of shareholder approval at the Company's Annual Meeting of Shareholders' on August 17, 1999 of an increase in the authorized shares of Series A Preferred Stock and the conversion of the Note, the Company's Board of Directors approved the conversion of the Note on September 2, 1999 into 20,488 shares of Series A Preferred Stock (convertible into 303,518 shares of Common Stock) and investor warrants to purchase 144,618 shares of Common Stock.

    The Company was party to a $2,500,000 revolving line of credit with City National Bank ("Bank") to provide funds for operations. The facility originally had a maturity date of March 31, 1999. On April 9, 1999, the Bank extended the maturity of the debt to April 30, 1999 and amended the covenants such that the Company was in compliance at that date. The facility was secured by substantially all of the assets of the Company. On April 27, 1999 the entire outstanding balance of $2,013,000, inclusive of accrued interest through the date of payment, was paid off with the funds the Company received in connection with the 1999 Refinancing. The Company was in discussions with the Bank to renew or extend the credit facility, but such discussions were not pursued and the facility expired.

    On April 26, 1999, the Company consummated the 1999 Refinancing pursuant to a Stock Purchase Agreement and received gross proceeds of approximately $17,900,000. In connection with such transactions, the Company incurred fees and expenses of approximately $1,905,000 and subsequently repaid the outstanding balance of approximately $2,013,000 on the Company's City National Bank credit facility. In addition, the Company received additional capital of approximately $2,049,000 from the issuance of the Note on June 30, 1999.

    Management believes that the Company's current and anticipated sources of working capital are not sufficient to provide the necessary liquidity and financing for the Company's operating financial needs as set forth in Management's current business plan for the next twelve months. Management has addressed these issues, including seeking out several strategic partners and investors, and as such has signed an Asset Purchase and Sale Agreement with Classic Media LLC for the sale of certain assets, properties and rights owned by the Company. The assets, properties and rights sold include Harvey's library of classic characters and certain contractual rights and agreements which relate to those assets. The purchase price of $16 million plus the assumption of certain liabilities will be paid in cash at closing, which is expected to occur within sixty to ninety days from signing of the agreement and after the receipt of shareholder vote and satisfaction of other customary closing conditions. Management intends to utilize such funds to repay a significant portion of the Company's debt outstanding, including the borrowings under the Chase Manhattan Bank Facility, and to continue to operate the scaled-back business focusing on sales of the PM Entertainment library and development of new product. Management has commenced discussions on obtaining a new credit facility to provide some working capital for ongoing operations. At the same time Management will be exploring all options to create maximum shareholder value.

Inflation and Seasonality

    Inflation has not been material to the Company during the past five years.

ITEM 7. FINANCIAL STATEMENTS

Pages F-1 through F-21 follow.

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    The following tables set forth supplementary data for each of the years in the two-years ended December 31, 2000.

	2000
	March 31 (unaudited)	June 30 (unaudited)		Sept 30 (unaudited)	Dec 31 (unaudited)
Revenues	$882,000	$5,115,000		$6,004,000	$7,322,000
Gross Profit/(Loss)	(598,000)	1,794,000	(1)	2,484,000 (1)	2,488,000
Net Loss	(885,000)	(6,956,000)	(2)	(1,386,000)	(2,828,000)	(3)(4)
Loss per share:
Basic and Diluted	$(0.21)	$(1.53)		$(0.30)	$(0.63)
	1999
	March 31 (unaudited)	June 30 (unaudited)	Sept 30 (unaudited)	Dec 31 (unaudited)
Revenues	$562,000	$361,000	$117,000	$498,000
Gross Profit/(Loss)	(9,000)	(200,000)	(181,000)	(1,031,000)
Net Loss	(2,409,000)	(2,910,000)	(2,352,000)	(3,915,000) (3)
Loss per share:
Basic and Diluted	$(0.58)	$(0.70)	$(0.56)	$(0.94)

(1)
Reflects the impact of reclassification of advertising and promotion costs associated with the distribution of home video product from cost of sales to sales, general and administrative expenses.

(2)
Includes loss of $3,898,000 recorded upon the sale of marketable securities.

(3)
Includes additional amortization of $1,000,000 in 2000 and $2,000,000 in 1999 to adjust the carrying book value of certain film properties to their net realizable value.

(4)
Includes adjustment to realize impairment loss of $474,000 on the investment in the common stock of Tutornet.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

    Not Applicable

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PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.

MANAGEMENT

    Set forth below is certain information with respect to the directors and executive officers of the Company as of the date of the filing of this report:

Name	Age	Position
Roger A. Burlage	58	Chairman of the Board and Chief Executive Officer
Glenn R. Weisberger	42	Senior Vice President and General Counsel
Caroline J. Stewart	30	Chief Financial Officer and Corporate Secretary
William Dallas	46	Director
Michael S. Doherty	47	Director
Gary M. Gray	56	Director
Paul Guez	57	Director

    Each of the directors and executive officers serves in similar positions for both the Company and its wholly owned subsidiaries. Directors are currently elected for terms of one year each.

    The Company's Bylaws allow the Board to fix the number of directors between five and nine. The number of directors is currently fixed at five.

    Roger A. Burlage has served as Chairman and Chief Executive Officer of The Harvey Entertainment Company since April 1999. Until he joined the Company, Mr. Burlage was President of Burlage/Edell Productions Inc., a film and television production company which he formed in February 1998 with his partner Elaine Hastings-Edell, and Chief Executive Officer of Heartland Entertainment, Inc., an independent film production entity. From March 1996 until July 1997, he served as Chairman and Chief Executive Officer of LIVE Entertainment Inc. ("LIVE"), a diversified independent entertainment company, after serving as President and Chief Executive Officer since joining LIVE in January 1994. Mr. Burlage became a Director of LIVE in December 1994, and after LIVE's sale to a private investor group in July 1997 remained with LIVE until February 1998 on a significantly full time basis as a transitional Chairman. From 1989 until joining LIVE, Mr. Burlage served as President and Chief Executive Officer of Trimark Holdings, Inc. ("Trimark"), an independent entertainment entity, and most recently was a member of Trimark's Board of Directors from April 1998 until April 1999. Prior to joining Trimark, Mr. Burlage served in several other capacities in the entertainment industry, including executive positions with New World Pictures, Ltd. and with AVCO Corporation and AVCO Embassy Pictures.

    Glenn R. Weisberger has been the Senior Vice President and General Counsel of the Company since October 1999. Prior to joining the Company, Mr. Weisberger worked for Universal Studios, Inc. from 1991 in various positions, most recently as Vice President of Business and Legal Affairs for the Universal Television and Networks Group. From 1994 to 1991 Mr. Weisberger was a partner in the law firm of Dubin & Weisberger. Mr. Weisberger was admitted to the California bar in 1984 and is a CPA in the state of California.

    Caroline J. Stewart has been the Chief Financial Officer of Harvey since January 2001, and Corporate Secretary since March 2001. Prior to joining Harvey, Ms. Stewart worked as a financial

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consultant to entertainment companies, mainly in the areas of financial reporting, tax shelters and tax credits. From 1998 to 1999, Ms. Stewart served as VP Finance and Controller for New City Inc., a Canadian film production and distribution company. From 1997 to 1998, Ms. Stewart worked for Warner Bros. International TV Production overseeing entertainment activities located in Vancouver, Canada. From 1994 to 1996 Ms. Stewart was with PricewaterhouseCoopers Vancouver where she was a manager in the entertainment division.

    William Dallas was appointed as a director at Harvey in March of 2000. Mr. Dallas has also served as a director from May of 2000 through December of 2000. Mr. Dallas is the founder of First Franklin and has served as its Chairman since 1981. First Franklin is a leading nonprime wholesale lender in the mortgage banking industry. The firm provides mortgage lenders with a wide variety of products and services, focusing on its proprietary risk-based Direct Access loan programs. First Franklin is a subsidiary of National City Bank (NYSE:NCC). Headquartered in San Jose, First Franklin employs close to 900 professionals in over 30 locations nationwide. National City Corporation is one of the nation's largest commercial banks. Mr. Dallas has also co-founded two other banking institutions: In 1995, Mr. Dallas helped found Heritage Bank of Commerce (NASDAQ HTBC), a community business bank serving Silicon Valley; and in 1998, Mr. Dallas helped found California Oaks State Bank in Thousand Oaks. Mr. Dallas is a Certified Mortgage Banker, and is a Board advisor to Factual Data Corporation, a Colorado based credit services provider since. Mr. Dallas also presently serves as director for the following companies: Affinity Corporation a private technology company dedicated to mortgage fraud detection, LoanCity.com a provider of mortgage infrastructure technology and products based in San Jose, Diversified Capital, a mortgage brokerage in Northern California, and Finet.com a publicly traded mortgage company. Most recently, as a board member, Mr. Dallas helped David Murdock take Castle & Cooke, Inc., a publicly traded (NYSE:CCS) company private in a $750 million transaction. Mr. Dallas accepted the nomination of California Lutheran University to be secretary of the Board of Regents and he teaches Venture Development, a class he created at CLU.

    Michael S. Doherty has been a Director of the Company since December 1997. Since November 1999, Mr. Doherty has been President of Doherty, Scotti & Company, LLC, a firm specializing in venture capital and private equity funding for development stage companies. From February 1999 to October 1999, Mr. Doherty served as Senior Managing Director of Spencer Trask Securities Incorporated. Mr. Doherty served as Managing Director and Director of Privae Equity at Cruttenden Roth Incorporated from October 1996 to February 1999. From 1992 to October 1999, he served as Vice President of Arnhold and S. Bleichroeder Inc, a New York-based investment banking, brokerage and asset management firm. Mr. Doherty also serves on the Boards of several public and private companies, including ACLN Ltd., a marine transport company, IPAXS, a voice-over Internet Provider and Internet telephony company, Xycom, Inc., an industrial automation company and Zyan Communications, Inc., a provider of digital subscriber line services.

    Gary M. Gray has been a Director of the Company since 1991 and served as the Chairman of the Board from March 1998 to April 1999. Mr. Gray is a Managing Director of Milestone Capital, Inc., a firm based in Houston, Texas which, in concert with affiliated foreign entities, invests in or acquires control of private companies with operations in the United States. Prior to locating in Houston in 1997, from 1994 to 1997, Mr. Gray practiced law and provided business consulting services to foreign clients from offices based in Oklahoma and, from 1991 to 1993, practiced law in New York. Prior to attending Harvard Law School from 1987 to 1990, Mr. Gray was involved in various investment and banking activities, principally in Oklahoma.

    Paul Guez has been a director of Harvey since 1999. As an investor in many business activities, Mr. Guez is also chairman of the board of DVT 3000, a DVD company, and has been the president of Stone Canyon International, a movie production firm, since 1998. For the past eleven years, Mr. Guez has been overseeing Azteca Production, a clothing manufacturing company that he founded with his

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brother, Hubert Guez in 1990. Prior to Azteca, Mr. Guez headed the JAG clothing label, which he purchased in 1984, as well as the Sasson Jeans label which he launched in 1976.

    The Company has granted observer rights to The Kushner-Locke Company ("Kushner-Locke") which has the right to designate Donald Kushner, Kushner-Locke's Co-Chairman of the Board, Co-Chief Executive Officer and Secretary (or in his absence, Peter Locke, Kushner-Locke's Co-Chairman of the Board and Co-Chief Executive Officer) to attend and participate in all Board meetings as an observer without the right to vote on any action taken by the Board. Such attendee shall be compensated in the same amount of cash, options or other items and at the same times as the other non-executive members of the Board; provided that Messrs. Kushner and Locke shall be entitled to receive collectively only such amount as one Board member would so be entitled to receive. See "Executive Compensation—Director Compensation." At March 31, 2001, Kushner-Locke owns 6,287 shares of the Company's Series A Preferred Stock, including 4,081 shares in accrued dividends and 56,587 Series B Preferred Stock, including 3,794 shares in accrued dividends. The Company owns no shares of common stock of Kushner-Locke. See "Security Ownership of Certain Beneficial Owners and Management."

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

    Section 16(a) of the Securities Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and certain other representations that no other reports were required, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

ITEM 10.  EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION AND OTHER REMUNERATION

    The following table and related footnotes show the compensation paid during the fiscal years ended December 31, 2000, 1999 and 1998 to the Company's Chief Executive Officer, and its three other most highly compensated officers for services rendered during such period to the Company.

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SUMMARY COMPENSATION TABLE

						Long Term Compensation
		Annual Compensation				Common Stock Underlying Options
							All Other Compensation
Name and Principal Position	Year	Salary		Bonus
Roger A. Burlage(1) Chairman and Chief Executive Officer	2000 1999	$ $	519,412 342,949	N/A N/A		N/A 589,309	$ $	7,500 2,500	(2) (2)
Eric S. Mischel(1) President and Chief Operating Officer	2000 1999	$ $	252,216 171,474	N/A N/A		N/A 260,000	$ $	3,000 59,000	(3) (3)
Ronald B. Cushey(6) Executive Vice President and Chief Financial Officer	2000 1999	$ $	75,331 102,885	$12,500 N/A		N/A 120,000	$	N/A 10,000	(4)
Glenn R. Weisberger(6), (14) Executive Vice President, General Counsel and Interim Chief Financial Officer	2000 1999	$ $	149,340 35,785	$12,500 N/A		60,000 55,000		N/A N/A
Anthony J. Scotti(1) (Former) Interim Chief Executive Officer and (Former) Interim President	1998		(5)		(5)	271,600		N/A
Michael S. Hope(6) (Former) Interim Chief Financial Officer and (Former) Interim Secretary	1998		(7)		(7)	67,900		N/A
Jeffrey A. Montgomery(8) Former) Chief	1998		$59,150	N/A		N/A		$3,012,379	(9)
Charles Day (Former) Senior Vice President of Consumer Products	2000 1999 1998	$ $ $	46,250 181,250 147,255	N/A N/A N/A		N/A N/A N/A	$ $ $	3,156 15,922 47,878	(10) (10) (10)
Don Gold(11) (Former) Senior Vice President—Harvey Home Entertainment	1998		$118,750	$20,000	(12)	20,000		$6,650	(13)

(1)
On April 26, 1999, Mr. Scotti resigned as Interim Chief Executive Officer and Interim President and Roger A. Burlage was appointed Chief Executive Officer and shortly thereafter Eric S. Mischel was appointed President and Chief Operating Officer. On December 15, 2000, Mr. Mischel's employment agreement was terminated and replaced with a consulting agreement, which became effective January 1, 2001.

(2)
Represents benefits paid under Mr. Burlage's employment contract related to country club dues.

(3)
For the year ended December 31, 2000, represents automobile expenses paid on behalf of Mr. Mischel. For the year ended December 31, 1999 represents amounts paid to The Mischel Company, of which Mr. Mischel was previously President, related to the Company's acquisition of all right, title and interest in certain film projects owned by the Mischel Company.

(4)
Represents a consulting fee paid to Mr. Cushey for services related to the 1999 Refinancing prior to his employment by the Company.

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(5)
Mr. Scotti did not receive any salary directly from the Company. Instead, Mr. Scotti served in his interim management positions pursuant to the Company's management services agreement with Global Media Management, LLC.

(6)
On April 26, 1999 Mr. Hope resigned as Interim Chief Financial Officer and Interim Secretary. Shortly thereafter, Ronald B. Cushey was appointed Executive Vice President, Chief Financial Officer and Secretary. On May 24, 2000 Mr. Cushey resigned and Glenn R. Weisberger was appointed Interim Chief Financial Officer. On January 3, 2001, Mr. Weisberger resigned as Interim Chief Financial Officer and Caroline J. Stewart was appointed Chief Financial Officer.

(7)
Mr. Hope did not receive any salary directly from the Company. Instead, Mr. Hope served in his interim management positions pursuant to the Company's management services agreement with Global Media Management, LLC.

(8)
Effective July 10, 1989, the Company entered into an employment agreement with Mr. Montgomery, which agreement was amended in March 1993 and April 1995. On March 20, 1998, the Company's Board of Directors voted not to renew the agreement with Mr. Montgomery. The agreement expired on April 17, 1998. Mr. Montgomery is no longer an officer of the Company.

(9)
Represents net proceeds from the exercise of stock options, sums advances under the Company's defined contribution plan, which vest over a period of five years, an unaccountable business expense allowance, benefits under automobile and athletic club plans and in 1995 the value of a whole life insurance policy transferred to Mr. Montgomery in connection with his employment agreement.

(10)
Represents net proceeds from the exercise of stock options and benefits under automobile, living and moving allowance plans.

(11)
Mr. Gold's employment with the Company terminated at the end of February 1999.

(12)
Represents a signing bonus.

(13)
Represents benefits under an automobile allowance plan.

(14)
Effective September 22, 1999, the Company entered into an employment agreement with Mr. Weisberger, which was amended on December 15, 2000 and effective January 1, 2001.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table and related footnotes set forth the number of securities underlying options granted in the last fiscal year (2000) and held by each person who served as the Company's Chief Executive Officer and its three other most highly compensated officers and the value thereof.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year (1)		Exercise or Base Price ($/Share)		Expiration Date
Roger A. Burlage	0	N/A			N/A	N/A
Eric S. Mischel	0	N/A			N/A	N/A
Ronald B. Cushey	0	N/A			N/A	N/A
Glenn R. Weisberger	40,000 6,667 6,667 6,666	20 3 3 3	% % % %	$ $ $ $	6.75 9.00 11.00 12.00	5/24/10 5/24/06 5/24/07 5/24/08

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AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 12/31/00	Value of Unexercised In-the-Money Options at 12/31/00
Roger A. Burlage	0	N/A	589,309	0/0
Eric S. Mischel	0	N/A	260,000	0/0
Ronald B. Cushey	0	N/A	60,000	0/0
Glenn R. Weisberger	0	N/A	75,000	0/0

    The Common Stock closed on The Nasdaq National Market on December 31, 2000 at $0.188 per share.

DIRECTOR COMPENSATION

    Directors of the Company who are neither employees of the Company nor of the Company's affiliates receive $20,000 in cash each year for serving on the Board. Such Directors also receive 10,000 stock options under the Company's 1997 Stock Option Plan on May 18 each year.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of March 31, 2001, certain information regarding the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock, (ii) each of the Company's current directors and nominees, (iii) each person who served as an executive officer of the Company during fiscal year 2000, (iv) each person who is an executive officer of the Company as of March 31, 2001, and (v) the Company's current directors and executive officers as a group:

Name and Address of Beneficial Owners	Title of Class(1)	Number of Shares and Nature of Beneficial Ownership	Percent of Class(2)
AKAUSA Holdings Limited(3) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	1,075,000 — —	23.63% — —
Ahmad Bin Khalid Al-Saud(3) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	1,075,000 — —	23.63% — —
Universal Studios, Inc.(4) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	374,500 — —	8.23% — —
The Kushner-Locke Company(5) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	1,319,710 6,287 56,587	22.49% 4.97% 62.41%
Checchi Family Trust(6) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	179,359 11,432 —	3.79% 9.04% —

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Michael R. Burns(7) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	505,308 — —	10.03% — —
Anthony J. Scotti(8) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	155,800 — —	3.31% — —
Dimension Fund Advisors, Inc.(9) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	296,500 — —	6.52% — —
L D B Corporation(10) Beneficial Owner	Common Stock Series A Preferred Stock Series B Preferred Stock	179,359 1,143 152,423	3.79% 11.35% —
Roger A. Burlage(11) Chairman and C.E.O.	Common Stock Series A Preferred Stock Series B Preferred Stock	510,432 572 2,058	10.11% .45% 2.27%
Michael S. Doherty(12) Director	Common Stock Series A Preferred Stock Series B Preferred Stock	80,000 — —	1.73% — —
Paul Guez(13) Director	Common Stock Series A Preferred Stock Series B Preferred Stock	1,046,797 56,597 —	18.71% 44.73% —
Gary M. Gray(14) Director	Common Stock Series A Preferred Stock Series B Preferred Stock	155,500 — —	3.30% — —
William Dallas(15) Director	Common Stock Series A Preferred Stock Series B Preferred Stock	239,947 1,143 10,289	5.01% .90% 11.35%
Glenn R. Weisberger(16) Executive Vice President, General Counsel and Interim Secretary	Common Stock Series A Preferred Stock Series B Preferred Stock	116,000 — —	2.49% — —
Caroline J. Stewart(17) Chief Financial Officer and Corporate Secretary	Common Stock Series A Preferred Stock Series B Preferred Stock	— — —	— — —
Eric S. Mischel(18) (Former) President and (Former) Chief Operating Officer	Common Stock Series A Preferred Stock Series B Preferred Stock	274,702 86 772	5.70% .07% .85%
Ronald B. Cushey(19) (Former) Executive Vice President (Former) Chief Financial Officer and (Former) Secretary	Common Stock Series A Preferred Stock Series B Preferred Stock	77,549 915 —	1.68% .72% —

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Charles Day(20) (Former) Senior Vice President of Consumer Products	Common Stock Series A Preferred Stock Series B Preferred Stock	12,500 — —	.27% — —
All Officers and Directors a group (21) (7 persons)	Common Stock Series A Preferred Stock Series B Preferred Stock	2,148,176 58,311 12,346	32.19% 46.09% 13.62%

(1)
When voting with the shares of Common Stock on an as-converted basis, each share of Series A and Series B Preferred Stock is entitled to 14.815 votes (the number of shares of Common Stock into which each share is convertible). The Series A Preferred Stock is entitled to elect two of the Company's five directors and is otherwise entitled to vote on all matters (including the election of remaining directors) together with holders of Series B Preferred Stock and Common Stock voting as a class on an as-converted basis. Approval from the majority of the Series B Preferred Stock is required to approve the asset sale to Classic Media and is otherwise entitled to vote on all matters (including the election of remaining directors) together with holders of Series A Preferred Stock and Common Stock voting as a class on an as-converted basis.

(2)
The percent of Common Stock owned is calculated using the sum of (A) the number of shares of Common Stock owned, (B) the number of shares of Common Stock issuable upon conversion of the beneficial owner's Series A Preferred Stock and Series B Preferred Stock, and (C) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the numerator, and the sum of (X) the total number of shares of Common Stock outstanding (4,549,441), (Y) the number of shares of Common Stock issuable upon conversion of the beneficial owner's Series A Preferred Stock and Series B Preferred Stock, and (Z) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the denominator. The percent of Series A Preferred Stock owned is calculated using the number of shares of Series A Preferred Stock beneficially owned as the numerator and the total number of shares of Series A Preferred Stock outstanding on March 31, 2001 (126,525) as the denominator. The percent of Series B Preferred Stock owned is calculated using the number of shares of Series B Preferred Stock beneficially owned as the numerator and the total number of shares of Series B Preferred Stock outstanding on March 31, 2001 (90,673) as the denominator.

(3)
Includes shares held by AKAUSA and Mr. Al-Saud. The United States mailing address of AKAUSA and the United States address of Mr. Ahmad Bin Khalid Al-Saud is 3535 N. W. 58th Street, Suite 950, Oklahoma City, Oklahoma 73112. AKAUSA is a Cayman Islands corporation, 100% of whose stock is owned by Mr. Ahmad Bin Khalid Al-Saud, a citizen and resident of Saudi Arabia. 455,000 shares are held in AKAUSA's name, and 600,000 shares are held in Mr. Al-Saud's name. However, since Mr. Al-Saud owns 100% of AKAUSA, all voting power is held by Mr. Al-Saud.

(4)
The address of Universal Studios, Inc. is 100 Universal City Plaza, Universal City, California 91608.

(5)
The address of The Kushner-Locke Company is c/o Don Kushner or Peter Locke, 11601 Wilshire Boulevard, 21st Floor, Los Angeles, California 95205. Percent of class of Common Stock includes 93,147 shares of Series A Preferred Stock (as-converted); 838,327 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 388,235 shares of Common Stock within 60 days.

(6)
The address of the Checchi Family Trust is 920 Manhattan Beach Blvd., #1, Manhattan Beach, California 90266. Percent of class of Common Stock includes 169,539 shares of Series A Preferred

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  Stock (as-converted) and exercisable options/warrants to purchase 10,000 shares of Common Stock within 60 days.

(7)
The address of Mr. Burns is c/o Lions Gate Entertainment, 4553 Glencoe Avenue, Suite 200, Marina del Rey, California 90292. Percent of class of Common Stock includes exercisable options/warrants to purchase 489,308 shares of Common Stock within 60 days.

(8)
The address of Mr. Scotti is c/o Global Media Management Group, LLC, 1999 Avenue of the Stars, 17th Floor, Los Angeles, California 90067. Percent of class of Common Stock includes exercisable options/warrants to purchase 155,200 shares of Common Stock within 60 days.

(9)
The address of Dimension Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. The number of shares beneficially owned is based on a Schedule 13G filed on February 2, 2001.

(10)
The address of LDB Corporation is 444 Sidney Baker South, Kerrville, Texas 78028. Percent of class of Common Stock includes 16,936 shares of Series A Preferred Stock (as-converted); 152,423 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 10,000 shares of Common Stock within 60 days.

(11)
The address of Mr. Burlage is c/o The Harvey Entertainment Company, 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 8,468 shares of Series A Preferred Stock (as-converted); 30,485 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 461,479 shares of Common Stock within 60 days.

(12)
The address of Mr. Doherty is c/o The Harvey Entertainment Company, 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes exercisable options/warrants to purchase 80,000 shares of Common Stock within 60 days.

(13)
The address of Mr. Guez is c/o The Harvey Entertainment Company, 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 838,470 and exercisable options/warrants to purchase 208,327 shares of Common Stock within 60 days.

(14)
The address of Mr. Gray is c/o Milestone Capital Inc., 1800 West Loop South, Suite 1075, Houston, Texas 77027. Percent of class of Common Stock includes exercisable options/warrants to purchase 142,500 shares of Common Stock within 60 days.

(15)
The address of Mr. Dallas is c/o The Harvey Entertainment Company, 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 16,936 shares of Series A Preferred Stock (as-converted); 152,423 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 70,588 shares of Common Stock within 60 days.

(16)
The address of Mr. Weisberger is c/o The Harvey Entertainment Company, 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes exercisable options/warrants to purchase 115,000 shares of Common Stock within 60 days.

(17)
The address of Ms. Stewart is c/o The Harvey Entertainment Company, 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Ms. Stewart was appointed as Chief Financial Officer in January 2001 and Corporate Secretary on March 21, 2001. Ms. Stewart does not currently own any Harvey securities or warrants/options to purchase Harvey securities.

(18)
The address of Mr. Mischel is c/o The Harvey Entertainment Company, 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 1,270 shares of Series A Preferred Stock (as-converted); 11,432 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 260,000 shares of Common Stock within 60 days.

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  Mr. Mischel resigned from his position as President and Chief Operating Officer on January 1, 2001.

(19)
The address of Mr. Cushey is 7520 West 82nd Street, Playa Del Rey, California 90293. Percent of class of Common Stock includes 13,549 shares of Series A Preferred Stock (as-converted) and exercisable options/warrants to purchase 60,000 shares of Common Stock within 60 days. Mr. Cushey resigned from his position as Executive Vice President, Chief Financial Officer, and Corporate Secretary on May 24, 2000.

(20)
The address of Mr. Day is 101 Red Cedar Drive, Unit #2, Incline Village, NV 89451. Mr. Day resigned from his position as Senior Vice President of Consumer Products on January 21, 2000, effective March 31, 2000.

(21)
Includes the beneficial ownership of Messrs. Burlage, Guez, Gray, Doherty, Dallas, Weisberger and Ms. Stewart. Total Voting Power calculation includes the total number of options/warrants of such persons exercisable within 60 days (1,077,894) held by such persons to purchase shares of Common Stock. Assuming that none of such persons exercises within 60 days any of such his or her respective options or warrants, the Total Voting Power of the group is 19%.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Harvey has entered into certain relationships and transactions with related parties. Such relationships and transactions include, without limitation, the following:

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS AND DIRECTORS.

    The Company entered into an employment agreement with Roger A. Burlage, dated April 7, 1999 which provides that he will serve as the Company's Chairman and Chief Executive for a term of four years. Mr. Burlage is entitled to an annual salary of $500,000, with minimum annual increases of 7.5%. Mr. Burlage is also eligible to receive a discretionary bonus as determined by the Board. As part of the agreement, Mr. Burlage was granted warrants to purchase 400,000 shares of the Company's Common Stock at exercise prices ranging from $9.00 to $12.00 per share, and may receive up to an additional 200,000 warrants at his election under certain circumstances within one year of the effective date of his employment agreement. One half of such warrants vested upon Mr. Burlage signing the agreement and the balance vest over a three-year period, with 25% vesting on the first anniversary, and 12.5% vesting on each of the second and third anniversaries of the agreement. Mr. Burlage is also entitled to be reimbursed for up to $7,500 per year for country club dues, and to receive all other benefits generally available to the Company's other officers, including participation in stock incentive, retirement, medical, dental and accidental benefit plans, life and disability insurance and vacation. If Mr. Burlage's position is eliminated as a result of a merger or consolidation of the Company, Mr. Burlage will be entitled to terminate his employment within three months of such event and to receive all salary, benefits and emoluments in effect as such date through the remainder of his four-year term.

    The Company entered into an employment agreement with Charles Day, effective October 16, 1996, as amended on December 19, 1997, which provides that Mr. Day served as The Company's Senior Vice President of Consumer Products. In September 1998, the agreement was extended through March 31, 2000 and it was not renewed further upon its expiration. The termination agreement between the Company and Mr. Day is described below. The employment agreement was further amended on May 17, 1999 to increase Mr. Day's annual salary from $139,000 to $149,000 effective as of that date. In addition to his annual salary, Mr. Day was entitled to certain other benefits including a monthly living allowance of $3,000 during the term of his employment agreement, insurance benefits, four weeks of paid vacation, use of an automobile, reimbursement of automobile insurance expenses,

29

reimbursement of moving expenses at the beginning of the term and reimbursement of attorney's fees incurred in connection with the negotiation of his employment agreement. Mr. Day was also entitled to receive an annual bonus equal to a percentage of pre-tax net profits from the Company's merchandising activities under Mr. Day's supervision. In addition, Mr. Day received an option to purchase 15,000 shares of common stock at $11.00 per share (adjusted to $7.25 per share in December 1998) vesting over three years and an option to purchase 5,000 shares of common stock at $11.00 per share vesting over two years. Mr. Day's employment agreement also provided that the Company would indemnify Mr. Day for any loss he incurs by virtue of his position as an employee of the Company.

    The Company entered into a termination agreement with Mr. Day, dated January 21, 2000. The agreement terminates Mr. Day's employment at The Company as of March 31, 2000. Mr. Day was to be paid any accrued vacation pay and any unreimbursed business expenses. All vested and unexercised stock options were to expire per the terms of the stock option plan agreement. All unvested stock options as of March 31, 2000 were to be cancelled. Pursuant to the termination agreement, the Company and Mr. Day released each other from any and all, known or unknown, claims, liabilities, losses, agreements, rights, causes of action and expenses of any nature arising during the period of Mr. Day's employment, relating to the employment, or concerning the termination of Mr. Day's employment.

    The Company entered into an employment agreement with Ronald B. Cushey, dated April 26, 1999, which provides that he will serve as the Company's Executive Vice President and Chief Financial Officer and Corporate Secretary for a term of three years. Mr. Cushey has since resigned pursuant to the settlement agreement described below. The April 1999 employment agreement states that Mr. Cushey was entitled to annual salaries of $150,000, $165,000 and $180,000, in the first, second and third years of the term, respectively, as well as an annual discretionary bonus as determined by the Board. Mr. Cushey's annual salary could have been increased to $200,000 in certain circumstances if the Company's annual revenues exceed $20,000,000 or if responsibilities related to additional corporate activity were required. As part of the agreement, Mr. Cushey was granted warrants to purchase 80,000 shares of the Company's Common Stock at exercise prices ranging from $9.00 to $12.00 per share, with one-half of such warrants vesting on signing of the agreement, 25% vesting on the first anniversary of the agreement and 12.5% vesting on each of the second and third anniversaries of the agreement. Mr. Cushey was also entitled to receive all other benefits generally available to the Company's other officers, including participation in stock incentive, retirement, medical, dental and accidental benefit plans, life and disability insurance and vacation.

    The Company entered into a settlement agreement with Mr. Cushey, dated May 24, 2000. The agreement provides that Mr. Cushey's employment is terminated as of May 24, 2000. All unvested stock options and warrants that were not vested as of Mr. Cushey's termination were cancelled. All vested and unexercised stock options and warrants are to expire per the terms of the stock option plan and applicable warrant agreement. Pursuant to the termination agreement, the Company and Mr. Cushey released each other from any and all, known or unknown, claims, liabilities, losses, agreements, rights, causes of action and expenses of any nature arising during the period of Mr. Cushey's employment, relating to the employment, or concerning the termination of Mr. Cushey's employment.

    The Company entered into an employment agreement with Eric S. Mischel, dated April 26, 1999 which provided that he would serve as the Company's President and Chief Operating Officer for a term of four years. Mr. Mischel has since resigned pursuant to the settlement agreement described below. The April 1999 employment agreement states that Mr. Mischel was entitled to an annual salary of $250,000 with minimum annual increases of 7 1/2%, as well as an annual discretionary bonus as determined by the Board. As part of the agreement, Mr. Mischel was granted warrants to purchase 210,000 shares of the Company's Common Stock at exercise prices ranging from $9.00 to $12.00 per share, with one-half of such warrants vesting on signing of the agreement, 25% vesting on the first

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anniversary of the agreement and 12.5% vesting on each of the second and third anniversaries of the agreement. The Company agreed to obtain certain film projects previously held by Mr. Mischel in The Mischel Company, of which he was president prior to joining the Company. Mr. Mischel was paid an amount of $65,000 by the Company for the transfer of all title, rights and interest in these projects. He was entitled to receive a profit participation of 60% on certain of the film projects transferred to the Company. Mr. Mischel was also entitled to receive all other benefits generally available to the Company's other officers, including participation in stock incentive, retirement, medical, dental and accidental benefit plans, life and disability insurance and vacation.

    The Company entered into a settlement agreement with Mr. Mischel, dated December 15, 2000. The agreement commenced on January 1, 2001 and terminates on April 25, 2003. The agreement terminates Mr. Mischel's previous employment agreement as of January 1, 2001, and provides that Mr. Mischel, on a part time basis, is to assist the Company in developing the BUNNY, RICHIE RICH, HOT STUFF, and the WALTER MILLER projects for a period of one year, as well as the new Hearst licensing and merchandising deals. The Company is to pay a $134,365 annual consulting fee to Mr. Mischel for his services. If the Company is sold to a third party during the term of the agreement, the Company is to pay Mr. Mischel an amount equal to $313,500 less the amounts previously paid to Mischel. Payment is to be made within 5 days of the consummation of the sale. If the acquiring entity fails to pay the foregoing amount, Mr. Mischel is entitled to receive $627,000 less the amounts previously paid to Mischel. As of January 1, 2001, all of Mr. Mischel's unvested warrants were cancelled, and all of his stock options became fully vested and are exercisable for one year after the date Mr. Mischel ceases to provide services under the settlement agreement. However, in no event shall any options be exercisable after January 2, 2002. The exercise price of all of Mr. Mischel's options is to be $0.80 per share. The Company will provide health insurance coverage to Mr. Mischel until the earlier of April 25, 2003, or such time as Mr. Mischel becomes eligible for health insurance by a new employer. Mr. Mischel is also entitled to continue the use of his company car until the end of the lease, whereby Mr. Mischel is to pay half of the monthly cost of the lease. In addition, The Company and Mr. Mischel released each other from any and all, known or unknown, claims, arising during the period of Mr. Mischel's employment, relating to his employment or termination.

    The Company entered into an employment agreement with Glenn R. Weisberger, dated September 22, 1999, which provides that he will serve as the Company's Executive Senior Vice President and General Counsel for a three year term. This agreement has since been amended as detailed below. The 1999 agreement provides that Mr. Weisberger will receive an annual guaranteed salary of $145,000 for the first year, $155,000 for the second year, and $165,000 for the third year, as well as an annual discretionary bonus as determined by the Board. As part of the agreement, Mr. Weisberger was granted warrants to purchase 40,000 shares of the Company's Common Stock, with one-half of such warrants vesting on signing of the agreement, 25% vesting on the first anniversary of the agreement and 12.5% vesting on each of the second and third anniversaries of the agreement.

    The Company amended Mr. Weisberger's agreement on January 1, 2001. The amended agreement provides that he will serve as the Company's Senior Executive Vice President and General Counsel, on a part-time basis, until the earlier of June 30, 2001, or such time that Mr. Weisberger accepts full-time employment with a new employer. Mr. Weisberger is entitled to a monthly salary of $15,000. As part of the agreement, Mr. Weisberger's options and warrants are to vest and become exercisable as of January 1, 2001 and up until one year after the date Mr. Weisberger ceases to provide services to the Company. Options may be exercised at a price of $0.80 a share. Mr. Weisberger is not entitled to any benefit coverage other than health benefit coverage, which will be provided until the earlier of October 31, 2002, or such time that Mr. Weisberger is eligible for health benefits from a new employer. In addition, the Company and Mr. Weisberger released each other from any and all, known or unknown, claims, liabilities, losses, agreements, rights, causes of action and expenses of any nature

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arising during the period of Mr. Weisberger's employment, relating to the employment, or concerning the termination of Mr. Weisberger's employment.

    The Company entered into a consulting agreement with William Merrigan on May 28, 2000, which was to commence on June 1, 2000 and continue for two to three months at Mr. Merrigan's option. Pursuant to the agreement, Mr. Merrigan is to perform exclusive consulting services in regards to the Company's banking and financing needs in exchange for a compensation of $10,000 per month payable in advance of each month. In addition, the agreement provides that in the event of a sale of the Company, a change of control at the Company, or an equity infusion into Company is closed within 12 months of the commencement date of the agreement, Mr. Merrigan is entitled to receive a Success Bonus in the amount of $45,000. In light of the proposed sale to Classic Media, the Company has agreed to commence paying Mr. Merrigan the bonus of $45,000, payable in $5,000 monthly installments commencing in March 2001 and continuing until the earlier of the close of a sales transaction, such as the current Classic Media transactions, or the payment of a total of $45,000.

  Universal Studios

    In December 1990, the Company sold Universal Studios a 20% equity interest in the Company for $3,000,000 and entered into a Registration Agreement and Memorandum of Distribution Agreement with Universal Studios, as amended by letters dated April 22, 1993 and September 28, 1993. Under the distribution agreement, Universal Studios was granted certain limited rights, with no corresponding obligation, to exploit the Company's classic cartoon characters and products in (i) theatrical motion pictures, (ii) television, (iii) home video, (iv) merchandising, and (v) theme parks, and to distribute new pictures in all media. Under the distribution agreement, the Company retained the right to create and distribute existing and new television, home video and new media products, subject to Universal Studios' first negotiation rights and first negotiation/first refusal rights, and also retained certain limited rights to exploit the Company's classic cartoon characters in theme parks.

    In November 1999, the Company and Universal Studios entered into an Amended and Restated Memorandum of Distribution Agreement which included alterations to the obligations and rights of the parties with respect to merchandising in the form of a letter agreement executed concurrently therewith, collectively referred to as the "Universal Settlement Agreement". In summary, pursuant to the Universal Settlement Agreement, the Company reacquired from Universal Studios (i) control of all merchandising rights with respect to the Company's classic cartoon characters (except those related to a Casper or Casper character motion pictures produced and/or released by Universal Studios), (ii) first negotiation/first refusal rights and first negotiation rights in all of the Company's classic cartoon characters other than certain first negotiation/first refusal rights and first negotiation rights relating to Casper and Casper characters and (iii) theme park rights other than those relating to Casper and the Casper characters. In exchange for the reacquisition of these rights, the Company provided Universal Studios with an exclusive release window for the first sequel to the first Casper movie (and potentially other sequels), a first negotiation/first refusal right with respect to the first direct-to-video production featuring Casper after the release of the first Casper sequel and the right to exploit movie merchandising related to Casper and Casper characters appearing in permitted feature pictures which feature or refer in to the title to Casper or Casper characters during merchandising windows associated with such picture (such windows are exclusive except that, during a window, the Company may enter into new licenses with a term beginning after the window and such pre-existing licenses between Harvey and third parties are not affected by a window).

    Under the Universal Studios distribution agreement, Universal Studios had the sole and exclusive right and license to develop, produce and distribute theatrical motion pictures based on the Casper, the Friendly Ghost character. Upon commencement of principal photography of the first Casper movie (released in May of 1995), Universal Studios became vested with all theatrical sequel and theatrical remake rights to Casper.

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    In May 1997, The Company entered into an agreement with Universal Studios to produce and distribute a motion picture sequel to the first Casper movie to be produced by Universal Pictures and Amblin Entertainment. The Company received an advance for the sequel rights and, if a sequel is produced, is contractually entitled to receive additional advances against a percentage of gross receipts from all sources of exploitation of the motion picture. As part of The Company's agreement with Universal Studios, The Company was also paid a non-refundable advance against The Company's share of its profit participation from the first Casper movie.

    On February 16, 1999, Universal Studios advised The Company that neither Universal Studios nor Amblin Entertainment had approved a script or commenced pre-production on a Casper sequel. Universal Studios indicated that script approval was imminent and that it would advise The Company when script approval was received and would formally request at that time an extension of the February 15, 1999 initial notice date. To date, The Company has not received any request regarding the February 15, 1999 initial notice date.

    Although Universal Studios' rights to develop and produce theatrical motion pictures featuring The Company's classic cartoon characters (other than Casper) expired in December 1995, it had retained a first negotiation right with respect to new pictures in which the name of one or more Casper characters (other than Casper) is to appear in the title of the picture or in which one or more Casper characters (other than Casper) are featured which it may exercise should The Company attempt to license or transfer theatrical motion picture rights or such characters to third parties. The first negotiation right expired on December 7, 2000.

    Under the Universal Settlement Agreement, Universal Studios had first negotiation/first refusal rights for the exploitation of new television product and domestic distribution of The Company's existing animated film library of product featuring Casper or having Casper's name in the title. These first negotiation/first refusal rights expired on December 7, 2000.

    Under the Universal Settlement Agreement, Universal Studios also had first negotiation/first refusal rights for the exploitation of new television product and domestic distribution of The Company's existing animated film library of product featuring Casper characters (other than Casper) or having a Casper character name (other than Casper) in the title. The first negotiation/first refusal rights expired on December 7, 2000.

    Under the distribution agreement, Universal Studios held certain first negotiation/first refusal rights with respect to The Company's worldwide licensing of (i) home video rights in The Company's library existing on the date of the distribution agreement, (ii) new television products (subject to The Company's retaining the right under certain circumstances to transfer home video rights in a new television product to a third party concurrent with the transfer of television rights), and (iii) characters and products which The Company intended to exploit initially in the home video market. Pursuant to the Universal Settlement Agreement, Universal Studios released all such rights except a first negotiation/first refusal right to produce and release the first feature length Casper direct-to-video after the next Casper theatrical release. The next sequel rights expired in December 2000.

    In 1999 The Company commenced negotiations with Universal Studios relating to an agreement for the distribution of certain of its Harveytoons episodes in the domestic home video market, plus the release of certain other projects to be produced for the domestic direct-to-video market, including "Casper's Haunted Christmas", until the year 2005 in exchange for royalty fees. The agreement was not completed, and the parties agreed that they would continue to abide by the terms of that agreement only in respect to the film "Casper's Haunted Christmas", but would terminate the proposed agreement in all other respects.

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    In order to secure Universal Studios' rights under the distribution agreement, The Company granted to Universal Studios security interests in the rights it acquired. After the May 1997 Amendment, this security interest continues with respect to the Casper characters only.

    The Company entered into a short-term sublease with MCA Records (a subsidiary of Universal Studios) on September 22, 1998 for 3,000 square feet of space at its Santa Monica premises for a monthly rental of approximately $7,000 until October 1997 at which time it increased to $7,500 until September 1999. The lease has been extended to October 2001 at a monthly lease rate of approximately $12,000. MCA Records has requested that The Company allow an early termination of this sublease.

  Prudential Securities Inc.

    On April 7, 1999 Harvey entered into a Stock Purchase Agreement by and among Harvey and Michael R. Burns, Roger A. Burlage, Ken Slutsky, William Dallas, Paul Guez and the Kushner-Locke Company pursuant to which Harvey issued and sold 170,000 shares of its Series A Preferred Stock and warrants to purchase up to 2,400,000 shares of Harvey's Common Stock. In connection with the Stock Purchase, Prudential Securities Inc. received fees of approximately $450,000 for advisory services rendered. Michael R. Burns, a former director of Harvey who resigned in May 2000, was then Managing Director of Prudential Securities Inc.

REGISTRATION RIGHTS AGREEMENTS

    The Company entered into a Registration Rights Agreement dated as of December 7, 1990, as amended by letter dated as of April 22, 1993, with Universal Studios and AKAUSA (the "Registration Agreement"). The Registration Agreement provides that at any time after June 18, 1994, AKAUSA and/or Universal Studios may request that the Company use its best efforts to register for sale under the Securities Act their respective shares of the Common Stock. The Registration Agreement also provides for a second demand registration and for certain "piggy back" registration rights in the event the Company initiates another registered stock offering under the Securities Act.

    In October 1994, the Company sold 250,000 shares of Common Stock, AKAUSA sold 200,000 shares of Common Stock and Mr. Montgomery sold 50,000 shares of Common Stock in a private placement. Purchasers therein were granted registration rights. The Company filed a registration statement on Form S-3 to register the shares sold in the 1994 private placement. AKAUSA also exercised its piggyback registration rights with respect to the Company's Form S-3 filing.

    On April 26, 1999, in connection with the issuance and sale of the Series A Preferred Stock and Warrants in the Stock Purchase, the Company entered into a Registration Rights Agreement (the "1999 Agreement") with Michael R. Burns, Roger A. Burlage, Al Checchi, Ken Slutsky and The Kushner-Locke Company (the "Holders"). The 1999 Agreement gives the Holders certain demand and piggyback registration rights commencing on the date that is 18-months following the issuance and sale of the Series A Preferred Stock and the Warrants to register the Common Stock issuable upon conversion of the Series A Preferred Stock and the exercise of the Warrants.

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ITEM 13. EXHIBITS, LIST AND REPORTS ON FORM 10-KSB

Exhibit Number	Description
3.1	Second Amended and Restated Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 of Company's Registration Statement No. 33-63363-LA)
3.2	First Amendment to Second Amended and Restated Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.2 of Company's Registration Statement No. 33-63363-LA)
3.3	Second Restated and Amended Bylaws of the Company (incorporated herein by reference to Exhibit 3.3 of Company's Registration Statement No. 33-63363-LA)
3.4	First Amendment to Second Restated and Amended Bylaws of the Company (incorporated herein by reference to Exhibit 3.4 of Company's Registration Statement No. 33-63363-LA)
3.5	Certificate of Determination filed with the California Secretary of State of April 15, 1999 (incorporated by reference to Exhibit 3.1 of the Company's Form 8-K dated April 26, 1999)
4	Form of Stock Certificate (incorporated herein by reference to Exhibit 4 of Company's Registration Statement No. 33-63363-LA)
10.1	Registration Agreement, dated as of December 7, 1990, by and among the Company, AKAUSA and MCA (incorporated herein by reference to Exhibit 10.11 of Company's Registration Statement No. 33-63363-LA)
10.2	Shareholders Agreement, dated as of December 7, 1990, by and among the Company, AKAUSA and MCA (incorporated herein by reference to Exhibit 10.12 of Company's Registration Statement No. 33-63363-LA)
10.3	Memorandum of Distribution Agreement, dated as of December 7, 1990, by and among the Company, Harvey and MCA (portions of which have been filed under a confidentiality request) (incorporated herein by reference to Exhibit 10.13 of Company's Registration Statement No. 33-63363-LA)
10.5	1993 Stock Option Plan and Stock Option Agreements (incorporated herein by reference to Exhibit 10.41 of Company's Registration Statement No. 33-63363-LA)
10.6	Special Salary Reduction Stock Option Plan of 1993 and Stock Option Agreements (incorporated herein by reference to Exhibit 10.42 of Company's Registration Statement No. 33-63363-LA)
10.7	Profit Sharing Plan and Trust Adoption Agreement (incorporated herein by reference to Exhibit 10.43 of Company's Registration Statement No. 33-63363-LA)
10.13	September 28, 1993, Amendment to Memorandum of Distribution Agreement dated December 7, 1990 (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1993)
10.14	Office Lease between Company and 100 Wilshire Associates dated December 8, 1993 (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1993)
10.15	Revolving Loan and Security Agreement between Company and City National Bank dated October 27, 1993 (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1993)
10.16	1994 Stock Option Plan (incorporated by reference to the Company's 1994 definitive Proxy Statement)

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10.17	Agreement dated September 22, 1994 between MCA, Inc. and the Company (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1994)
10.18	Multi-Agreement Amendment No. 2 dated as of November 1, 1994 among Harvey Comics, Inc. and City National Bank (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995)
10.19	Multi-Agreement Amendment No. 3 dated as of September 1, 1995 among Harvey Comics, Inc. and City National Bank (incorporated herein by reference to the Company's Annual Report on Form 10- KSB for the year ended December 31, 1995)
10.20	Sublease Agreement dated as of November 14, 1995 between the Company and Travelers Management, Inc., a California corporation (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995)
10.21	Amended and Restated Employment Agreement effective as of April 17, 1995 between the Company and Jeffrey A. Montgomery (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995)
10.22	Amended and Restated Employment Agreement effective as of April 17, 1995 between the Company and Gregory M. Yulish (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995)
10.23	Stock Option Agreement dated as of July 13, 1995 between the Company and Jeffrey A. Montgomery (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995)
10.24	Stock Option Agreement dated as of July 13, 1995 between the Company and Gregory M. Yulish (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995)
10.25	Letter Agreement dated as of March 15, 1995 between MCA, Inc. and the Company re: Baby Huey (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995)
10.26	Casper Live Action Direct-To-Video Agreement dated May 28, 1996 between the Company and Saban Entertainment Inc. (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1996)
10.27	Sublease dated September 22, 1996 between MCA Records, Inc. and the Company (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996)
10.28	Warrant Agreement with Arnhold and S. Bleichroeder dated January 16, 1997 (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996)
10.29	Warrant Agreement with Michael Doherty dated January 16, 1997 (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996)
10.30	Richie Rich Live Action Direct-To-Video Agreement between the Company and Saban Entertainment Inc. (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996)
10.31	Summary of lease terms for the premises located at 1999 Avenue of the Stars, Los Angeles (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996)

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10.32	Extension Agreement with City National Bank dated June 1, 1996 (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996)
10.33	The Harvey Entertainment Company 1997 Stock Option Plan (incorporated herein by reference to the Company's 1997 definitive Proxy Statement)
10.34	Term Sheet for Universal/Harvey Restated Agreement, dated May 15, 1997 between the Company and Universal Studios, Inc. (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1997 (portions of which were redacted and filed under a confidentiality request))
10.35	Casper Meets Wendy Direct-to-Video Agreement, dated September 5, 1997, between the Company and Saban Entertainment Inc. (incorporated herein by reference to the Company's Quarterly Report on Form 10-Q SB for the quarter ended September 30, 1997 (portions of which were redacted and filed under a confidentiality request))
10.36	Stock Option Agreement dated April 17, 1997 between the Company and Gregory M. Yulish (incorporated herein by reference to the Company's Annual report on Form 10-KSB for the year ended December 31, 1997)
10.37	Stock Option Agreement dated April 17, 1997 between the Company and Jeffrey A. Montgomery (incorporated herein by reference to the Company's Annual report on Form 10-KSB for the year ended December 31, 1997)
10.38	Multi-Agreement Amendment No. 5 dated June 1, 1997 to Revolving Loan and Security Agreement dated October 27, 1993, between the Company and City National Bank, N.A.(incorporated herein by reference to the Company's Annual report on Form 10-KSB for the year ended December 31, 1997)
10.39	Employment Agreement dated as of October 1996 between the Company and Charles Day (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.40	Stock Option Agreement dated as of October 1996 between the Company and Charles Day (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.41	Amendment dated December 19, 1997 to Employment Agreement dated as of October 1996 between the Company and Charles Day (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.42	Stock Option Agreement dated December 19, 1997 between the Company and Charles Day (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.43	Employment Agreement dated February 27, 1998 between the Company and Don Gold (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.44	Stock Option Agreement dated February 27, 1998 between the Company and Don Gold (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.45	Management Consulting Agreement dated March 23, 1998 between the Company and Global Media Management Group, LLC (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

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10.46	Warrant Agreement dated March 23, 1998 between the Company and Anthony J. Scotti, Michael S. Hope and Leonard Breijo (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.47	Stock Option Agreement Director dated April 13, 1998 between the Company and Gary M. Gray (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.48	Stock Option Agreement Services dated April 13, 1998 between the Company and Anthony J. Scotti (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.49	Stock Option Agreement Services dated April 13, 1998 between the Company and Michael S. Hope (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.50	Stock Option Agreement Services dated April 13, 1998 between the Company and Leonard Breijo (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.51	Termination and Consulting Agreement and Mutual General Release dated April 17, 1998 between the Company on one hand, and Gregory M. Yulish, Jane McGregor and JEM Entertainment, Inc., on the other (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.52	Multi-Agreement No 6 dated June 1, 1998 to Revolving Loan and Security Agreement dated October 27, 1993, between the Company and City National Bank, N.A. (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)
10.53	Extension to the Management Consulting Agreement dated July 22, 1998 between the Company and Global Media Management Group, LLC (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998 (portions of which have been redacted and filed under a confidentiality request))
10.54	Agreement dated September 18, 1998 between the Company and Donaldson, Lufkin & Jenrette Securities Corporation (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998 (portions of which have been redacted and filed under a confidentiality request)
10.55	Consulting Agreement dated May 1, 1998 between the Company and Matty Simmons Productions. (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998)
10.56	Publishing Distribution Agreement dated June 23, 1998 between the Company and Warner Publisher Services, Inc. (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998)
10.57	Video Distribution Letter Agreement dated October 30, 1998 between the Company and Columbia TriStar Home Video, Inc. (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998)
10.58	Video Distribution Agreement dated October 30, 1998 between the Company and Columbia TriStar Home Video, Inc. (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998)

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10.59	Multi-Agreement No. 7 dated December 11, 1998 to Revolving Loan and Security Agreement dated October 27, 1993, between the Company and City National Bank, N.A. (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998)
10.60	Extension Letter dated March 31, 1999 between the Company and City National Bank. (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998)
10.61	Stock Purchase Agreement dated as of April 7, 1999 by and among the Company, Michael R. Burns, Roger A. Burlage, Ken Slutsky and The Kushner-Locke Company (incorporated by reference to Exhibit 10.1 of the Company's Form 8-K dated April 26, 1999)
10.62	Warrant Agreement dated as of April 26, 1999 among the Company, Roger A. Burlage, Michael R. Burns, The Kushner-Locke Company, Al Checchi and Ken Slutsky (incorporated by reference to Exhibit 10.2 of the Company's Form 8-K dated April 26, 1999)
10.63	Registration Rights Agreement dated as of April 26, 1999 by and among the Company, The Kushner-Locke Company, Roger A. Burlage, Michael R. Burns, Al Checchi and Ken Slutsky (incorporated by reference to Exhibit 10.3 of the Company's Form 8-K dated April 26, 1999)
10.64	Registration Rights Agreement dated as of April 26, 1999 by and between The Kushner-Locke Company and the Company (incorporated by reference to Exhibit 10.4 of the Company's Form 8-K dated April 26, 1999)
10.65	Employment Agreement dated as of April 5, 1999 by and between the Company and Roger A. Burlage (incorporated by reference to Exhibit 10.5 of the Company's Form 8-K dated April 26, 1999)
10.66	Employment Agreement dated as of April 26, 1999 between the Company and Ronald B. Cushey (incorporated by reference to Exhibit 10.61 of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999)
10.67	Employment Agreement dated as of April 26, 1999 between the Company and Eric S. Mischel (incorporated by reference to Exhibit 10.62 of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999)
10.68	Note Payable Agreement dated as of June 30, 1999 between the Company and Paul Guez (incorporated by reference to Exhibit 10.63 of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999)
10.69	Warrant Agreement dated as of June 30, 1999 between the Company and Paul Guez (incorporated by reference to Exhibit 10.64 of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999)
10.70	Registration Rights Agreement dated as of June 30, 1999 by and between the Company and Paul Guez (incorporated by reference to Exhibit 10.65 of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999)
10.71	Employment Agreement dated as of October 4, 1999 between the Company and Glenn Weisberger (incorporated by reference to Exhibit 10.66 of the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999)
10.72	Acquisition letter if intent dated September 24, 1999 between the Company and PM entertainment Group, Inc. (incorporated by reference to Exhibit 10.66 of the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999)

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10.73	Settlement and Mutual Release Agreement dated as of March 13, 2000 among the Company and Dorothy Oriolo, Donald Oriolo, Joan Gersh and Joseph Donald Oriolo (incorporated by reference to Exhibit 10.73 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999)
10.74	Undated Amended and Restated Memorandum of Distribution Agreement by and between the Company and Universal Studios (portions of which have been filed under a confidentiality request) (incorporated by reference to Exhibit 10.74 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999)
10.75	Undated Amendment to Merchandising Deal by and between the Company and Universal Studios (portions of which have been filed under a confidentiality request) (incorporated by reference to Exhibit 10.75 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999)
10.76	Lease Agreement dated September 22, 1999 between the Company and Douglas Emmett Realty Fund 1997, a California limited partnership (incorporated by reference to Exhibit 10.76 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999)
16	Letter of Deloitte & Touche LLP re: change in certifying accountant (incorporated by reference to Exhibit 16 of the Company's Form 8-K dated June 25, 1999)
21	List of subsidiaries of Company (incorporated herein by reference to Exhibit 22 of Company's Registration Statement No. 33-63363-LA)
99.1	Press release of the Company dated April 27, 1999 (incorporated by reference to Exhibit 99.1 of the Company's Form 8-K dated April 26, 1999)
2	Stock Purchase Agreement dated as of April 3, 2000, by and among The Harvey Entertainment Company, Richard J. Pepin, Joseph T. Merhi, and George Shamieh (incorporated by reference to Exhibit 2 of the Company's Form 8-K dated April 14, 2000)
10.77	Employment Agreement dated as of April 1, 2000, by and among The Harvey Entertainment Company, Pepin/Merhi Entertainment Group, Inc., and George Shamieh (incorporated by reference to Exhibit 10.77 of the Company's Form 8-K dated April 14, 2000)
10.78	Lease Agreement dated as of April 1, 2000, by and between Pepin/Merhi Entertainment Group, Inc. and Pepin Merhi Shamieh, LLC (incorporated by reference to Exhibit 10.78 of the Company's Form 8-K dated April 14, 2000)
10.79	Sale and Assignment Agreement dated as of April 3, 2000, by and among Inferno Acquisition Corp., Imperial Bank, and Natexis Banque (incorporated by reference to Exhibit 10.79 of the Company's Form 8-K dated April 14, 2000)
10.80	Loan and Security Agreement dated as of April 3, 2000, by and among Inferno Acquisition Corp., Imperial Bank and Natexis Banque (incorporated by reference to Exhibit 10.80 of the Company's Form 8-K dated April 14, 2000)
10.81	Continuing Guaranty dated as of April 3, 2000, by The Harvey Entertainment Company in favor of Imperial Bank and Natexis Banque (incorporated by reference to Exhibit 10.81 of the Company's Form 8-K dated April 14, 2000)
10.82	Credit, Security, Guaranty and Pledge Agreement dated as of April 3, 2000 among the Company, the other Borrowers referred to therein, the Guarantors referred to therein, the Lenders referred to therein and The Chase Manhattan Bank as Administrative Agent and Issuing Bank (incorporated by reference to Exhibit 10.82 of the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000)

40

3(i)	Certificate of Determination for Series B Convertible Preferred Stock of The Harvey Entertainment Company (incorporated by reference to Exhibit 3(i) of the Company's Form 8-K dated June 2, 2000)
99	Pro Forma Balance Sheet and Pro Forma Statement of Operations of The Harvey Entertainment Company as of and for the three month period ended March 31, 2000 (incorporated by reference to Exhibit 99 of the Company's Form 8-K dated June 2, 2000)
10.83	Letter of Intent dated August 24, 2000, by and between The Harvey Entertainment Company and Classic Media LLC (incorporated by reference to Exhibit 10.83 of the Company's Form 8-K dated August 24, 2000)
99	Press release dated August 24, 2000 regarding a Letter of Intent for an Investment by Classic Media LLC in The Harvey Entertainment Company (incorporated by reference to Exhibit 99 of the Company's Form 8-K dated August 24, 2000)
10.84	Amendment to Letter of Intent dated September 28, 2000, by and between The Harvey Entertainment Company and Classic Media LLC (incorporated by reference to Exhibit 10.84 of the Company's Form 8-K dated September 28, 2000)
99	Press Release dated September 29, 2000, regarding Classic Media LLC's completion of due diligence regarding The Harvey Entertainment Company (incorporated by reference to Exhibit 99 of the Company's Form 8-K dated September 28, 2000)
99	Press Release dated November 1, 2000, regarding termination of the proposed investment by Classic Media LLC in The Harvey Entertainment Company (incorporated by reference to Exhibit 99 of the Company's Form 8-K dated November 1, 2000)
10.85	Termination agreement dated May 24, 2000, by and among The Harvey Entertainment Company and Ronald B. Cushey *
10.86	Amendment to employment agreement dated December 15, 2000, by and among The Harvey Entertainment Company and Glenn R. Weisberger *
10.87	Settlement agreement dated December 15, 2000, by and among The Harvey Entertainment Company and Eric S. Mischel *
10.88	Agency Agreement dated February 1, 2001, by and among The Harvey Entertainment Company and Cinetel Films, Inc. *
10.89	Agency Agreement dated May 2, 2000, by and among The Harvey Entertainment Company and Hearst Entertainment*
2	Asset Purchase and Sale Agreement dated March 7, 2001, by and between The Harvey Entertainment Company, Harvey Comics, Inc. and BHP Productions, Inc., on the one hand, and Classic Media, LLC, on the other hand and Exhibits A, B, and C thereto. (incorporated by reference to Exhibit 2 of the Company's Form 8-K dated March 7, 2001)
99	Press release regarding Asset Purchase and Sale Agreement with Classic Media, LLC. (incorporated by reference to Exhibit 99 of the Company's Form 8-K dated March 7, 2001)

*
Filed herewith

41

Signatures

    In accordance with Section 13 or 15(d) of the Exchange Act, the Issuer has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARVEY ENTERTAINMENT COMPANY
Date: April 16, 2001	By:	/s/ Roger A. Burlage Name: Roger A. Burlage Title: Chairman and Chief Executive Officer
Date: April 16, 2001	By:	/s/ Caroline J. Stewart Name: Caroline J. Stewart Title: Chief Financial Officer

    Pursuant to the requirements of the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ WILLIAM DALLAS William Dallas	Director	April 16, 2001
/s/ MICHAEL S. DOHERTY Michael S. Doherty	Director	April 16, 2001
/s/ GARY M. GRAY Gary M. Gray	Director	April 16, 2001
/s/ PAUL GUEZ Paul Guez	Director	April 16, 2001

42

ITEM 7. FINANCIAL STATEMENTS

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

TABLE OF CONTENTS

PAGE
REPORT OF INDEPENDENT ACCOUNTANTS	F-2
CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
Consolidated Balance Sheets	F-3 to F-4
Consolidated Statements of Operations	F-5
Consolidated Statements of Stockholders' Equity	F-6
Consolidated Statements of Cash Flows	F-7 to F-8
Notes to Consolidated Financial Statements	F-9 to F-21

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of
The Harvey Entertainment Company:

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of The Harvey Entertainment Company and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company needs to obtain additional sources of financing in order to fund its ongoing operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

PricewaterhouseCoopers LLP
Century City, California
April 13, 2001

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	Years Ended December 31,
	2000	1999
ASSETS
Cash and cash equivalents	$1,588,000	$5,825,000
Marketable securities	26,000	2,037,000
Accounts receivable, net of allowance for doubtful accounts of $521,000 and $235,000 in 2000 and 1999, respectively and net of a returns reserve of $193,000 and zero in 2000 and 1999 respectively	16,919,000	634,000
Prepaid expenses and other assets	2,927,000	938,000
Income tax receivable	540,000	540,000
Film inventory, net of accumulated amortization of $19,005,000 and $9,124,000 in 2000 and 1999, respectively	17,953,000	9,398,000
Fixed assets, net of accumulated depreciation of $1,045,000 and $755,000 in 2000 and 1999, respectively	848,000	432,000
Goodwill, net of accumulated amortization of $1,734,000 and $1,352,000 in 2000 and 1999, respectively	4,979,000	1,243,000
Trademarks, copyrights and other intangibles, net of accumulated amortization of $457,000 and $370,000 in 2000 and 1999, respectively	1,429,000	1,252,000

TOTAL ASSETS	$47,209,000	$22,299,000

See accompanying notes to consolidated financial statements.
(Continued)

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	Years Ended December 31,
	2000	1999
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Accounts payable and accrued liabilities	$3,780,000	$477,000
Accrued marketing expenses	182,000	1,200,000
Participations payable	4,283,000	556,000
Deferred revenue	3,959,000	—
Notes payable	19,967,000	—

Total liabilities	32,171,000	2,233,000

Series A convertible preferred stock, $100 stated value, 300,000 shares authorized, 124,000 and 199,000 shares issued and outstanding at December 31, 2000 and 1999, respectively, liquidation preference of $12,435,000 and $19,916,000 at December 31, 2000 and 1999, respectively	10,368,000	16,376,000

COMMITMENTS AND CONTINGENCIES (NOTE 11)
STOCKHOLDERS' EQUITY:
Preferred stock, $1 par value, 3,000,000 shares authorized (300,000 shares have been designated as Series A convertible preferred stock and 300,000 shares designated as Series B convertible preferred stock)	—	—
Series B convertible preferred stock, $100 stated value, 300,000 shares authorized, 89,000 shares issued and outstanding at December 31, 2000, liquidation preference of $8,911,000 at December 31, 2000	8,911,000	—
Common stock, no par value, 30,000,000 shares authorized, 4,550,000 and 4,187,000 shares issued and outstanding at December 31, 2000 and 1999, respectively	23,936,000	22,268,000
Additional paid in capital	3,942,000	4,523,000
Accumulated other comprehensive loss	—	(3,037,000)
Accumulated deficit	(32,119,000)	(20,064,000)

Total stockholders' equity	4,670,000	3,690,000

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$47,209,000	$22,299,000

See accompanying notes to consolidated financial statements.

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2000	1999
OPERATING REVENUES:
Filmed entertainment	$17,075,000	$24,000
Merchandising	2,192,000	1,385,000
Publishing	56,000	129,000

Total operating revenues	19,323,000	1,538,000

COST OF REVENUES:
Film costs	12,900,000	2,241,000
Other costs of sales	255,000	718,000

Total cost of revenues	13,155,000	2,959,000

GROSS PROFIT/(LOSS)	6,168,000	(1,421,000)
OPERATING EXPENSES:
Selling, general and administrative expenses (including stock based compensation of zero in 2000 and $108,000 in 1999)	9,415,000	6,662,000
Amortization of goodwill, trademarks, copyrights and other	469,000	236,000
Depreciation expense	290,000	187,000

Total operating expenses	10,174,000	7,085,000

LOSS FROM OPERATIONS	(4,006,000)	(8,506,000)
LOSS ON SALE OF MARKETABLE SECURITIES	(3,989,000)	—
LOSS ON IMPAIRMENT OF MARKETABLE SECURITIES	(474,000)	—
OTHER EXPENSES, NET	(2,000)	(219,000)
INTEREST (EXPENSE)/INCOME, NET	(1,579,000)	171,000

LOSS BEFORE INCOME TAXES	(10,050,000)	(8,554,000)
INCOME TAX PROVISION	(4,000)	(3,000)

NET LOSS	$(10,054,000)	$(8,557,000)
Preferred stock dividends and deduction for beneficial conversion feature	(1,431,000)	(3,029,000)
Excess of fair value of Series B convertible preferred stock issued less the carrying amount of Series A convertible preferred stock redeemed and the associated beneficial conversion feature on Series A convertible preferred stock redeemed	(570,000)	—

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS	$(12,055,000)	$(11,586,000)

NET LOSS PER SHARE OF COMMON STOCK:
Basic and Diluted	$(2.70)	$(2.77)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and Diluted	4,458,000	4,187,000

See accompanying notes to consolidated financial statements.

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

YEARS ENDED DECEMBER 31, 2000 AND 1999

	Series B Preferred		Common Stock
					Additional Paid in Capital	Accum. Other Comprehensive Income/(loss)	Accumulated Deficit
	Shares	Amount	Shares	Amount				Total
BALANCE, DECEMBER 31, 1998	—	$—	4,187,000	$22,160,000	$—	$—	$(8,478,000)	$13,682,000
Issuance of warrants					2,360,000			2,360,000
Beneficial conversion feature on convertible preferred stock					2,163,000		(2,163,000)	—
Stock based compensation				108,000				108,000
Stock dividends declared							(866,000)	(866,000)
Components of comprehensive loss:
Unrealized holding loss on equity securities						(4,189,000)		(4,189,000)
Gain on derivative financial instruments						1,152,000		1,152,000
Net loss							(8,557,000)	(8,557,000)

Total comprehensive loss								(11,594,000)

BALANCE, DECEMBER 31, 1999	—		4,187,000	22,268,000	4,523,000	(3,037,000)	(20,064,000)	3,690,000
Issuance of warrants					320,000			320,000
Issuance of common stock			363,000	1,668,000				1,668,000
Conversion of preferred stock	85,000	8,459,000			(901,000)		(570,000)	6,988,000
Stock dividends declared	4,000	452,000					(1,431,000)	(979,000)
Components of comprehensive loss:
Realization of loss upon sale or impairment of equity securities						(3,037,000)		(3,037,000)
Net loss							(10,054,000)	(10,054,000)

Total comprehensive loss								(7,017,000)

BALANCE, DECEMBER 31, 2000	89,000	$8,911,000	4,550,000	$23,936,000	$3,942,000	$—	$(32,119,000)	$4,670,000

See accompanying notes to consolidated financial statements.

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(10,054,000)	$(8,557,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	290,000	187,000
Loss on disposition of fixed assets	—	90,000
Amortization of film inventory	9,881,000	2,232,000
Amortization of goodwill, trademark, copyrights and other	469,000	236,000
Loss on sale of marketable securities	3,989,000	—
Stock based compensation	—	108,000
Premium on derivative financial instruments, net	—	181,000
Changes in operating assets and liabilities:
Marketable securities	(26,000)	—
Accounts receivable, net	(3,392,000)	1,055,000
Prepaid expenses and other assets	(1,383,000)	(433,000)
Income taxes receivable, net of income taxes payable	—	27,000
Investment in film inventory	(9,536,000)	(757,000)
Accounts payable and accrued expenses	2,915,000	(564,000)
Accrued marketing expense	(1,018,000)	—
Participations payable	(454,000)	(305,000)
Deferred revenue	2,639,000	—

Net cash used in operating activities	(5,680,000)	(6,500,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
Sale of marketable securities	1,085,000	—
Purchase of property and equipment	(129,000)	(208,000)
Purchase of PM Entertainment Group, Inc.	(5,508,000)	—
Investments in trademarks and copyrights	(262,000)	(283,000)

Net cash used in investing activities	(4,814,000)	(491,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank loans, net	13,437,000	—
Repayment on notes payable	(7,180,000)	—
Repayment on line of credit, net	—	(250,000)
Proceeds from issuance of convertible preferred stock, net	—	11,644,000
Proceeds from sale of derivative financial instruments, net	—	971,000

Net cash provided by financing activities	6,257,000	12,365,000

NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	(4,237,000)	5,374,000
CASH AND CASH EQUIVALENTS, Beginning of year	5,825,000	451,000

CASH AND CASH EQUIVALENTS, End of year	$1,588,000	$5,825,000

See accompanying notes to consolidated financial statements.

(Continued)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$(900,000)	$(81,000)
Income taxes	$(11,000)	$(3,000)

NON-CASH FINANCING ACTIVITY:

See Notes 2, 3 and 8 for disclosure of non-cash financing activity.

THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2000 AND 1999

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Background and Operations—The Harvey Entertainment Company ("Harvey" or the "Company") is incorporated in the state of California and is primarily engaged in the exploitation of motion picture product and related intellectual property. Harvey is the successor to Harvey Comics, Inc. which was founded in 1939 by the Harvey family. In 1989, Harvey's predecessor purchased Harvey Comics, Inc. to exploit its intellectual property related to the well know characters Casper the Friendly Ghost, Richie Rich, Baby Huey, Wendy the Good Little Witch, and Hot Stuff. In 1993, the Company completed its initial public offering of common stock. In April 2000, the Company acquired Pepin/Merhi Entertainment Group, Inc. ("PM Entertainment"), a producer and distributor of motion picture product (see Note 3).

    Going Concern—The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. During 2000, the Company incurred significant losses and negative cash flows and has no remaining borrowing capacity with its current lenders. At December 31, 2000, the Company is in default under the terms of certain notes payable agreements. Consequently, the Company needs to obtain additional sources of financing in order to fund the ongoing operations of the business until the Company is profitable. The Company has commenced discussions on obtaining a new credit facility to provide some working capital for ongoing operations. As discussed in Note 16, the Company has entered into an agreement with Classic Media, LLC, which contemplates that the Company will receive $16 million cash in exchange for certain assets, properties and rights relating to Harvey's library of classic characters. Completion of this transaction is contingent upon occurrence of certain events, including the receipt of consents from various entities with whom the Company does business. There is no assurance that this transaction will be completed. Substantial doubt exists as to the Company's ability to continue as a going concern for a reasonable period of time.

    Basis of Presentation and Principles of Consolidation—The consolidated financial statements reflect the financial position, results of operations and cash flows of the Company and its wholly owned subsidiaries. The Company has elected to present an unclassified balance sheet. All significant intercompany accounts and transactions have been eliminated on consolidation.

    Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Cash and Cash Equivalents—The Company considers investments with original maturities of 90 days or less to be cash equivalents.

    Film Inventory—The Company accounts for film costs in accordance with Statement of Financial Accounting Standards ("SFAS") No. 53, "Financial Reporting by Producers and Distributors of Motion Picture Films". Film inventory is stated at the lower of cost less accumulated amortization or estimated net realizable value. Film inventory which consists of direct production costs, exploitation costs, production overhead and capitalized interest is amortized using the individual film forecast method. The individual film forecast method amortizes film inventory in the ratio that the current period's gross revenue bears to the total estimated gross revenues to be derived from all sources. Such estimates are revised periodically, and estimated losses, if any, are provided for in full at the time determined.

    Fixed Assets—Fixed assets are stated at cost and are depreciated using the straight-line method over three to ten year estimated lives. Leasehold improvements are amortized over the shorter of the lease term or the estimated life of the improvement.

    Goodwill—Goodwill represents the excess of the consideration paid for Harvey Comics, Inc. and PM Entertainment over the estimated fair value of net assets acquired. Goodwill is being amortized on a straight-line basis over twenty years for Harvey Comics, Inc, and over ten years for PM Entertainment.

    Trademarks and Copyrights—Trademarks and copyrights represent cost incurred to register intellectual property owned by the Company and are amortized on a straight-line basis over twenty years.

    Long-Lived Assets—The Company reviews its long-lived and intangible assets for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. If such assets are considered impaired, the amount of the impairment loss recognized is measured as the amount by which the carrying value of the asset exceeds the fair value of the asset, fair value being determined based upon discounted cash flows or appraised values, depending on the nature of the asset. The Company has identified no such impairment losses.

    Revenue Recognition—The majority of the Company's licensing agreements for motion picture product and related merchandising call for nonrefundable guaranteed fees, which are recognized as revenue when the license period begins, provided certain conditions have been met. Additional revenues in excess of non-refundable guaranteed fees are recognized when earned based on receipt of royalty statements. Payments received under licensing agreements for which the product is not yet available are recorded as deferred revenue.

    The Company recognizes revenue related to sales of motion picture product on videocassette and Digital Video Disk upon shipment of the product. At the time it recognizes the revenue, the Company estimates returns and records a corresponding reduction of revenue.

    Concentration of Credit Risk—Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents and accounts receivable. The Company maintains its cash and cash equivalents with high credit quality financial institutions; at times, such balances with any one financial institution may exceed FDIC insured limits. Concentration of credit risk associated with accounts receivable is limited due to the large number of customers, as well as their dispersion across geographic areas. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. Although the Company has a diversified customer base, a substantial portion of its debtors' ability to honor their contracts is dependent upon financial conditions in the filmed entertainment and merchandising industries.

    Income Taxes—The Company records income taxes in accordance with the provisions of SFAS No. 109, "Accounting for Income Taxes." The standard requires, among other provisions, an asset and liability approach to recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. Valuation allowances are provided if, based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

    Stock-Based Compensation—The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board ("APB") No. 25, "Accounting for Stock Issued to Employees," and FASB Interpretation ("FIN") No. 28 "Accounting for Stock Appreciation Rights and Other Variable Stock Option Award Plans an Interpretation of APB Opinions No. 15 and 25" and complies with the disclosure requirements of Statement of Financial

Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation." Under APB No. 25, compensation cost, if any, is recognized over the respective vesting period based on the difference, if any, on the date of grant, between the fair value of the Company's common stock and the grant price. The Company accounts for stock issued to non-employees in accordance with the provisions of SFAS No. 123 and EITF 96-18, "Accounting for Equity Instruments that are issued to other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services."

    In March 2000, the Financial Accounting Standards Board issued FIN No. 44 "Accounting for Certain Transactions involving Stock Compensation." FIN No. 44 provides guidance for issues arising in applying APB No. 25. FIN No. 44 applies specifically to new awards, exchanges of awards in a business combination, modification to outstanding awards, and changes in grantee status that occur on or after July 1, 2000, except for the provisions related to repricing and the definition of an employee which apply to awards issued after December 15, 1998. The Company's financial statements have been prepared under the guidance provided by FIN No. 44.

    Comprehensive Income—The Company accounts for comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive income, as defined, includes all changes in equity during a period from non-owner sources.

    Net Loss Per Share—Basic and diluted net loss per share is computed by dividing the net loss applicable to common stockholders by the weighted average number of shares of common stock and common equivalent shares outstanding. Common equivalent shares related to stock options, warrants and convertible preferred stock have been excluded from the computation because their effect is anti-dilutive.

    Financial Instruments—In 1999, the Company entered into derivative financial instrument contracts for the purpose of minimizing risk associated with changes in the market value of the Company's investment in common stock of The Kushner-Locke Company ("Kushner-Locke") (the "Hedged Security") that could adversely affect its results of operations and financial position if un-hedged. The Company does not use derivative financial instruments for trading or speculative purposes.

    Gains or losses on these derivative financial instruments are offset against the unrealized gains and losses associated with this Hedged Security. At December 31, 1999, all derivative financial instrument contracts entered into by the Company had expired.

    The Company's other financial instruments consist of cash and cash equivalents, marketable securities classified as available for sale, accounts receivable, accounts payable, accrued expenses and notes payable. The carrying values of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and notes payable are representative of their fair values due to their short-term maturities. Marketable securities classified as available for sale are stated at fair value in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

    Reclassifications—Certain reclassifications have been made to the 1999 consolidated financial statements to conform with the current year's presentation.

    New Accounting Guidance—Financial Instruments—In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB delayed the effective date of the standard, which will now be effective for the Company's fiscal year beginning January 1, 2001. If the Company enters into derivative transactions in the future, SFAS No. 133 will require the Company to record all derivatives on the balance sheet at fair value. Changes in derivative fair values will either be recognized in earnings as offsets to the changes in fair value of related hedged assets, or deferred and recorded as a component of accumulated other comprehensive income until the hedged transactions occur and are recognized in earnings. The ineffective portion of a hedging derivative's change in fair value will be immediately recognized in earnings. The impact of SFAS No. 133 on the Company's financial statements will depend on a variety of factors, including the extent of the Company's future hedging activities, the types of hedging instruments used and the effectiveness of such instruments. Management does not expect the impact of adopting SFAS No. 133 on the Company's financial statements to be significant.

    In December 1999, the Staff of the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition" ("SAB 101"). The Company's financial statements have been prepared under the guidance provided by SAB 101.

    On June 12, 2000, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 00-2 "Accounting by Producers or Distributors of Films", which replaces SFAS No. 53, is effective for the Company's fiscal year beginning January 1, 2001. This Statement of Position establishes new film accounting standards, including changes in revenue recognition and accounting for advertising, development and overhead costs. Under the new standard, all exploitation costs such as advertising expenses and marketing costs for theatrical and television products will be expensed as incurred, whereas under the existing standards, these costs are capitalized and amortized over the products' lifetime revenues. In addition, the new standard requires that development costs for abandoned projects be charged directly to expense instead of those costs being capitalized to film costs, which is what the current guidance prescribes. Management estimates the cumulative charge for the change in accounting principle, to be accounted for upon adoption of SOP 00-2 in the current fiscal quarter ended March 31 2001, will be in the range of $1,000,000 to $2,000,000.

2. 1999 REFINANCING

    In April 1999, the Company entered into a Stock Purchase Agreement by and among the Company, certain investors, and Kushner-Locke pursuant to which the Company agreed to issue 170,000 shares of its Series A Convertible Preferred Stock, stated value of $100 per share ("Series A Preferred Stock"), and warrants to purchase 1,200,000 shares of the Company's common stock ("Investor Warrants") in consideration of cash and common stock of Kushner-Locke (the "1999 Refinancing"). In addition, as a result of the 1999 Refinancing being oversubscribed and the desire of the Company to realize the potential benefits of additional capital, in June 1999 the Company issued a convertible subordinated note (the "Note") in the amount of approximately $2,049,000. In September 1999, the Note was converted into 20,488 shares of Series A Preferred Stock. In connection with the conversion of the Note, the Company granted the investor 144,618 warrants to purchase common stock ("Investor Warrants"). The total cash consideration received in the 1999 Refinancing and issuance of the Note was approximately $11,644,000, net of transaction fees and expenses of approximately $1,905,000.

3. ACQUISITION OF PEPIN/MERHI ENTERTAINMENT GROUP, INC.

    In April 2000, the Company acquired 100% of the outstanding shares of PM Entertainment for approximately $6,500,000 in cash, 363,000 common shares of the Company with a fair value of $1,668,000 and a $2,050,000 subordinated note. The acquisition was accounted for under the purchase method of accounting, and accordingly, the results of the acquisition of PM Entertainment are included with the results of the Company from the date of acquisition. The Company acquired net assets with a fair value of $6,100,000. Goodwill of $4,118,000 is being amortized on a straight line basis over a period of 10 years.

    The unaudited condensed pro forma results of operations below assume the PM Entertainment acquisition occurred at the beginning of the earliest period presented and were prepared based upon the historical consolidated statements of operations of the Company and PM Entertainment for the year ended December 31, 2000 and 1999, adjusted to reflect purchase accounting adjustments. The unaudited pro forma information is not necessarily indicative of the combined results of operation of the Company and PM Entertainment that would have resulted if the transactions had occurred on the dates previously indicated, nor is it necessarily indicative of future operating results of the Company.

Pro Forma Statement of Operations (unaudited)

	Years Ended December 31,
	2000	1999
Revenues	$25,584,000	$31,230,000
Net loss per share applicable to common stockholders	12,213,000	12,470,000
Basic and diluted	$2.74	$2.98

4. MARKETABLE SECURITIES

    During 2000, the Company received approximately 68,000 common shares of Tutornet.com, Inc. ("Tutornet") with a fair value of $500,000 for the licensing of certain character rights for use on Tutornet's website. As at December 31, 2000, the market value of such shares is approximately $26,000. A loss on impairment of marketable securities of $474,000 was realized, as the impairment to the value of Tutornet shares is not temporary.

    In connection with the 1999 Refinancing, the Company received approximately 470,000 common shares of Kushner-Locke with a fair value of $6,226,000. As of December 31, 1999, the market value of such shares was approximately $2,037,000. At December 31, 1999 as the Company was holding the Kushner-Locke shares as available-for-sale securities, in accordance with SFAS No. 115, the unrealized loss from this investment was recorded as a component of accumulated comprehensive loss. During the year ended December 31, 1999, the Company engaged in derivative transactions to hedge changes in the market value of the Kushner-Locke stock. As a result of these transactions, the Company recorded, as other comprehensive income, a gain on derivatives instruments of $1,152,000 to partially offset the unrealized holding losses incurred during the year. During 2000, the Kushner-Locke shares were sold and a loss on the sale of securities of $3,989,000 was realized.

5. FILM INVENTORY

    Film inventory consists of the following at December 31, 2000 and 1999:

	2000	1999
Films released, net of accumulated amortization	$16,034,000	$8,641,000
Films in development	1,919,000	757,000

Total film inventory	$17,953,000	$9,398,000

    Interest costs capitalized to film inventory were $65,000 for the years ended December 31, 2000 and 1999, respectively.

6. PROPERTY AND EQUIPMENT

    Property and equipment are comprised of the following at December 31, 2000 and 1999.

	2000	1999
Furniture, fixtures, equipment and post production equipment	$1,296,000	$758,000
Leasehold improvements	597,000	429,000

	1,893,000	1,187,000
Less accumulated depreciation	(1,045,000)	(755,000)

	$848,000	$432,000

7. INCOME TAX

    The provision for income taxes for the years ended December 31, 2000 and 1999 consist of the following:

	2000	1999
Current	$(4,000)	$(3,000)
Deferred	3,481,000	2,595,000
Valuation allowance	(3,481,000)	(2,595,000)

Provision for income taxes	$(4,000)	$(3,000)

  Income tax computed at the statutory federal income tax rate of 34% and the provision for income taxes in the financial statements for the years ended December 31, 2000 and 1999 differ as follows:

	2000	1999
Provision computed at the statutory rate	$3,217,000	$2,909,000
Change in valuation allowance	(3,481,000)	(2,595,000)
Other	260,000	(317,000)

Provision for income taxes	$(4,000)	$(3,000)

    The following are the components of the Company's deferred tax assets and (liabilities) at December 31, 2000 and 1999:

	2000	1999
Federal net operating loss carryforward	$5,057,000	$3,304,000
State net operating loss carryforward	858,000	416,000
Accounts receivable	753,000	124,000
Equity based charges	457,000	427,000
Capital loss carryforward	2,124,000	—
Deferred revenue	—	169,000
Film inventory	1,466,000	—
Other	—	374,000

Total deferred tax asset	10,715,000	4,814,000

Film inventory	—	(432,000)
Film rights	(1,687,000)	—
Deferred state taxes	(542,000)	—

Total deferred tax liability	(2,229,000)	(432,000)

Valuation allowance	(8,486,000)	(4,382,000)

Net deferred tax asset/(liability)	$—	$—

    At December 31, 2000, the Company has a net operating loss carryforward of $14,872,000 and $9,697,000 for federal and state income tax purposes, respectively. These net operating loss carryforwards begin to expire in 2018 and 2003, respectively. The net operating losses can be carried forward to offset future taxable income, if any. Realization of the above carryforwards may be subject to utilization limitations, which may inhibit the Company's ability to use these carryforwards in the future. At December 31, 2000, realizable income tax benefits from the Company's cumulative tax losses have been reported as an income tax receivable of $540,000 (1999, $540,000).

8. DEBT

    Effective April 2000 the Company entered into a five year, $25,000,000 revolving credit facility (the "Facility") with The Chase Manhattan Bank (the "Bank") to provide operating funds and a portion of the acquisition financing of the PM Entertainment acquisition. Borrowings under the Facility are limited to $15,000,000 until additional participant lenders are added to the Facility, at which time the borrowings available will be increased, up to a maximum of $25,000,000. Borrowings under the Facility are determined under a borrowing base calculation, which includes certain allowable accounts receivable, film and intellectual property rights, and are collateralized by substantially all of the assets of the Company. At December 31, 2000 the Company's obligation under the Facility was $13,982,000. Interest is payable on the outstanding borrowings under the Facility at the rate of either 1.5% per annum above the prime rate (as defined in the Facility) or 2.5% per annum above the London Interbank Offered Rate, at the Company's election. A commitment fee of 0.5% per annum is payable quarterly on the unused portion of the $15,000,000 commitment. The Company is not in compliance with certain warranties and covenants of the Facility. The Bank has issued waivers of all non-compliance and resulting events of default. The waivers terminate upon the earliest of June 30, 2001, termination of the asset purchase agreement with Classic Media, LLC (Note 16) or failure of the Company to repay in full all the obligations outstanding under the Facility at the date of the closing of the transaction contemplated by the asset purchase agreement.

    The purchase price of PM Entertainment included $2,050,000 subordinated notes payable to stockholders of the Company to be paid over five future quarterly periods. Interest is payable on the notes at a rate of 10% per annum. At December 31, 2000, the Company's obligation under these notes payable was $1,600,000. At December 31, 2000, the Company was not in compliance with the payment terms of the notes.

    In connection with the acquisition of PM Entertainment, the Company purchased from Imperial Bank a loan receivable, collateralized by the rights to exploit a motion picture. In consideration for acquiring this loan receivable, the Company paid Imperial Bank $2,000,000 and issued the bank a promissory note in the amount of approximately $4,800,000 pursuant to a Loan and Security Agreement. Interest in the loan, which expires in December 31, 2001, is payable at the prime rate. At December 31, 2000 the Company's obligation under the promissory note was $3,781,000. In January 2001, Imperial Bank gave notice of an event of default, as defined in the Loan and Security Agreement, caused by a deterioration in the Company's financial position. The Company has demanded the notice of the event of default be withdrawn based on the Company entering into an asset purchase agreement with Classic Media, LLC (Note 16).

    During fiscal year 2000, the Company entered into loan agreements with The Lewis Horwitz Organization to finance production of two motion pictures. These loans, which were repaid in full in February 2001, are collateralized by the revenues generated by the exploitation of these motion pictures. Interest is payable on the loans as a rate of 1.5% per annum above the prime rate. At December 31, 2000, the Company's obligation under these loan agreements was $603,000.

9. TEMPORARY EQUITY

    In April 1993, the Company authorized 3,000,000 shares of convertible preferred stock and in April and September 1999 designated 300,000 shares as Series A Preferred Stock. As stated in Note 2, the Company issued 190,000 shares of Series A Preferred Stock as part of the 1999 Refinancing.

    The Company recorded a deduction for the beneficial conversion feature associated with the issuance of Series A Preferred Stock based on the fair value of the underlying common stock at the date of issuance. The deduction was recorded ratably over a six-month period from April 1999 to October 1999, during which Series A Preferred Stock could not be converted into the Company's common stock.

    The Series A Preferred Stock is presented as temporary equity, on the Company's balance sheet, and is not included in stockholders' equity, since, under certain circumstances beyond the control of the Company, the holders of Series A Preferred Stock may redeem the shares in consideration for cash. In order to increase stockholders' equity, in May 2000, the Company allowed holders of Series A Preferred Stock to exchange a portion of their shares for an equivalent number of shares of Convertible Preferred Stock. As described more fully in Note 10, Series B Preferred Stock has substantially similar characteristics to those of Series A Preferred Stock, but is classified as permanent equity. In May 2000, 84,600 shares of Series A Preferred Stock were exchanged for an equivalent number of shares of Series B Preferred Stock.

    The Series A Preferred Stock has the following characteristics:

    Voting:  The holders of Series A Preferred Stock are entitled to elect two directors to the Company's Board of Directors and are entitled to the number of votes equal to the number of shares of common stock into which the Series A Preferred Stock is then convertible. On all other matter, including the election of the other Company directors holders of the Series A Preferred Stock vote (on as-coverted basis) together with common stockholders and holders of Series B Preferred Stock (voting in an as-converted basis) as one class.

    Dividends:  The holders of the convertible preferred stock are entitled to receive dividends equal to $7 per share per annum paid quarterly. At the Company's election, the quarterly dividends may be settled by the issuance of additional Series A Preferred Stock. During 2000, the Company has settled dividend obligations with respect to its Series A Preferred Stock by issuing of 9,791 (1999, 8,664) shares of additional Series A Preferred Stock.

    Liquidation Preference:  In the event of any liquidation, dissolution or winding up of the affairs of the Company, the holders of the Company's outstanding Series A Preferred Stock shall receive for each share an amount equal to the sum of $100 per share, respectively, payable in preference and priority to any payments made to the holders of the then outstanding common stock.

    Liquidation is deemed to include the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting from the transfer of 50% or more of the Company's voting power.

    Additionally, Series A Preferred Stock may be redeemed by the Company at its liquidation amount 5 years following the date the shares were issued.

    Conversion:  Each share of Series A Preferred Stock, at the option of the holder, is convertible at any time into a number of shares of common stock as determined by dividing the Original Issue Price of Series A Preferred Stock by the Conversion Price, as defined, in effect at the time. The Original Issue Price of Series A Preferred Stock is $100 per share. The initial Conversion Price of Series A Preferred Stock is $6.75 and is subject to adjustment in accordance with anti-dilution provisions contained in the Company's Articles of Incorporation. At December 31, 2000, the Series A Preferred Stock is convertible into 1,842,000 shares of the Company's common stock.

10. STOCKHOLDERS' EQUITY

Convertible Preferred Stock

    In May 2000, the Company designated 300,000 shares of authorized Preferred Stock as Series B Preferred Stock. As described in Note 9, the Company issued 84,600 shares of Series B Preferred Stock in exchange for an equivalent numbers of shares of Series A Preferred Stock.

    The Series B Preferred Stock has substantially similar characteristics to those of Series A Preferred Stock, as described in Note 9 above. The liquidation provisions of Series B Preferred Stock differ from those of Series A Preferred Stock in that a liquidation event is not deemed to include the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting from the transfer of 50% or more of the Company's voting power. At December 31, 2000, the Series B Preferred Stock is convertible into 1,320,000 shares of the Company's common stock. During 2000, the Company has settled dividend obligations with respect to its Series B Preferred Stock by issuing of 4,519 shares of additional Series B Preferred Stock.

Common Stock

    As stated in Note 3, in April 2000, the Company issued 363,000 shares of common stock in partial consideration for the acquisition of PM Entertainment.

Warrants

    As partial consideration for entering into a revolving credit facility, the Company granted a bank warrants to purchase 126,000 shares of common stock at $6.75 per share. These warrants, which had a fair value of $320,000 at the date of grant, are fully vested and expire ten years from their issuance date. The Company has recorded the fair value of these warrants as deferred financing costs to be expensed on a straight-line basis over the terms of the related revolving credit facility.

    As stated in Note 2, as part of the 1999 Refinancing, the Company granted warrants to purchase 1,344,618 shares of common stock at prices ranging between $9 to $12 per share. The warrants had a fair value of $2,360,000 at the date of grant, are fully vested and expire six to eight years from their issuance date.

    During fiscal year 1999, the Company granted warrants to non-employees in consideration for services rendered. These warrants, to purchase 25,000 shares of common stock, are fully vested, exercisable at prices ranging from $6.69 to $12.00 and expire six to ten years from their issuance date. During fiscal year 1999, the Company recorded stock-based compensation relating to these warrants of $108,000.

    At December 31, 1999, warrants to purchase 352,000 shares of the Company's common stock, granted to various parties prior to fiscal year 1999, remain unexercised. These warrants, exercisable at price ranges from $10.00 to $13.48, are fully vested and expire on various dates through March 2003.

11. COMMITMENTS AND CONTINGENCIES

    Leases—The Company leases office space, automobiles and office equipment under operating leases expiring through 2006. Future minimum lease payments due under non-cancelable operating leases at December 31, 2000 are as follows:

2001	$1,296,000
2002	792,000
2003	653,000
2004	544,000
2005	389,000
Thereafter	400,000

Total minimum lease payments	$4,074,000

    The Company has entered into certain sublease arrangements for leased office space no longer occupied. The terms of the subleases expire on various dates through October 2001.

    Rent expense charged to operations in 2000 was $1,207,000 (1999, $769,000). Rent income from sublease arrangements in 2000 was $491,000 (1999, $336,000). Future minimum rental income under sublease arrangements is $266,000 for the fiscal year 2001.

    Litigation—The Company is party to legal proceedings which are routine and incidental to the business. The Company believes the results of such litigation will not have a material adverse effect on the Company's financial condition or results of operations.

12. EMPLOYEE BENEFIT PLANS

    The Company's employee stock option plans (the "Plans") provide for the grant of non-statutory or incentive stock options to the Company's employees, officers, directors or consultants.

    The Company's Board of Directors administers the Plans, selects the individuals to whom options will be granted, determines the number of options to be granted, and the term and exercise price of each option. Stock options granted pursuant to the terms of the Plans generally cannot be granted with an exercise price of less than 100% of the fair market value on the date of the grant (110% for awards issued to a 10% or more shareholder). The term of the options granted under the Plans cannot be greater than 10 years; 5 years for a 10% or more shareholder. Options vest at varying rates generally over five years. An aggregate of 1,050,000 shares were reserved under the Plans, of which 53,000 shares were available for future grant at December 31, 2000.

    As a result of the 1999 Refinancing (Note 2), the Company granted options, not covered by the Plans described above, to purchase 1,344,618 shares of common stock to certain employees, officers and directors. These options vest either on the grant date or over three years from the grant date. The options are exercisable at prices ranging from $9 to $12 per share and expire six to eight years from their issuance date.

    The following table summarizes activity in the Company's stock option plans (including options issued as part of the 1999 refinancing) during the years ended December 31, 2000 and 1999:

	Number of Shares	Weighted Average Price Per Share
Balance, December 31, 1998	398,000	$10.00
Granted	1,590,000	9.99
Canceled	(38,000)	10.73

Balance, December 31, 1999	1,950,000	$9.99
Granted	137,000	5.81
Canceled	(326,000)	8.88

Balance, December 31, 2000	1,761,000	$9.87

Exercisable as of December 31, 2000	1,555,000	$9.98

    The following summarizes pricing and term information for options issued to employees and directors which are outstanding as of December 31, 2000:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding at December 31, 2000	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2000	Weighted Average Exercise Price
$4.50— 5.00	66,000	9.18	$4.61	55,000	$4.64
6.69	50,000	8.38	6.69	50,000	6.69
6.75— 7.25	228,000	8.35	6.83	161,000	6.87
8.81— 9.00	451,000	4.32	9.00	408,000	9.00
9.50	10,000	6.38	9.50	10,000	9.50
10.50	20,000	7.38	10.50	20,000	10.50
11.00—12.69	936,000	5.92	11.56	851,000	11.57

$4.50—12.69	1,761,000	6.04	$9.87	1,555,000	$9.98

    The Company has adopted the disclosure-only provision of SFAS No. 123. The estimated fair value of options granted during 2000 and 1999 pursuant to SFAS No. 123 was approximately $274,000 and $6,560,000, respectively. Had the Company adopted SFAS No. 123, pro forma net loss would have been $(12,342,000) and $(16,515,000) and pro forma basic diluted net loss per share would have been $(2.77) and $(3.21) for 2000 and 1999, respectively. The fair value of each option grant was estimated using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield of zero, a risk-free interest rate of 5.16% to 6.44%, a volatility of 70% and expected lives of three years.

    The Company's profit-sharing plans cover substantially all employees with more than one year of service with the Company. Contributions under the profit-sharing plan are at the discretion of the Company and are limited to 15% of eligible employee compensation. The Company made no contributions to this plan in either 2000 or 1999. Subsequent to December 31, 2000 the profit-sharing plans were terminated.

13. EARNINGS PER SHARE

    The following table sets forth common stock equivalents (potential common stock) that are not included in the diluted net loss per share calculation above because their effect would be anti-dilutive for the periods indicated:

	Year Ended December 31,
	2000	1999
Weighted average common stock equivalents:
Series A Preferred Stock	1,842,000	2,950,000
Series B Preferred Stock	1,320,000	—
Stock options	1,527,000	1,480,000
Warrants	1,791,000	1,360,000

14. GEOGRAPHIC INFORMATION

    The Company operates in one segment: the exploitation of motion picture product and related intellectual property.

    Worldwide sales by geographic area for the years ended December 31, 2000 and 1999 are as follows:

	2000	1999
U.S./Canada	$7,650,000	$860,000
Asia	3,114,000	274,000
Europe	6,431,000	117,000
Other	2,128,000	287,000

	$19,323,000	$1,538,000

    At December 31, 2000, the amount owing from one customer approximated 16% of the total accounts receivable.

15. RELATED PARTIES

    In connection with the 1999 Refinancing, Prudential Securities Inc. received fees of approximately $450,000 for advisory services rendered. A Director of the Company was a Managing Director of Prudential Securities Inc. at the time of the 1999 Refinancing.

    In April 2000, the Company entered into a 2-year lease agreement with an entity owned by stockholders of the Company. The lease is classified as an operating lease. Rent expense under the operating lease in 2000 was $450,000.

    As described in Note 8, the Company has subordinated notes payable to stockholders of the Company of $1,600,000 at December 31, 2000, including $133,000 of interest accrued and $51,000 of interest paid during the year ended December 31, 2000.

16. SUBSEQUENT EVENTS (UNAUDITED)

    In March 2001, the Company signed an Asset Purchase and Sale Agreement with Classic Media, LLC for the sale of certain assets, properties and rights owned by the Company. The assets, properties and rights sold include Harvey's library of classic characters and certain contractual rights and agreements which relate to those assets. The purchase price of $16,000,000 plus the assumption of certain liabilities will be paid in cash at closing, which is expected to occur within sixty to ninety days from signing of the agreement and after the receipt of a shareholder vote and satisfaction of other customary closing conditions.

    In February 2001, the Company signed a 2-year exclusive agreement with Cinetel Films, Inc. for Cinetel's engagement as sales agent for motion pictures in foreign territories.

FOR USE BY HOLDERS OF HARVEY'S
COMMON STOCK

    This proxy is solicited on behalf of the Board of Directors of
 THE HARVEY ENTERTAINMENT COMPANY
11835 W. Olympic, Suite 550, Los Angeles, California 90064
2001 SPECIAL MEETING OF SHAREHOLDERS

   The undersigned shareholder of The Harvey Entertainment Company, a California corporation, hereby revokes all prior proxies and hereby appoints and constitutes Ms. Caroline J. Stewart, or in her absence, Glenn R. Weisberger, the agent and proxy of the undersigned, with full power of substitution, to represent and vote with all the shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, as the case may be, of The Harvey Entertainment Company, standing in the name of the undersigned, at the Special Meeting of Shareholders of The Harvey Entertainment Company to be held on June 12, 2001 at the Park Hyatt Hotel, Room Chateau I, 2nd Floor, 2151 Avenue of the Stars, Los Angeles, California 90067 at 10:30 A.M., Pacific Daylight Time, and at any postponement or adjournment thereof, will all the powers the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows:

(CONTINUED ON OTHER SIDE)

A	/X/	Please mark your votes as in this example.
1. Election of Directors: / /	For all of the Nominees / /	Withhold Authority / /	Common Directors. Proposal to elect each of the following nominees as Common Directors of Harvey to serve until the next annual meeting and until their successors are elected: Roger A. Burlage Gary M. Gray Michael S. Doherty	2.
					SALE OF SUBSTANTIALLY ALL ASSETS. To approve the sale of Harvey's classic cartoon character business and substantially all assets, contracts, and accounts receivable associated therewith pursuant to the Asset Purchase and Sale Agreement as described in the Proxy Statement enclosed herewith.	FOR / /	AGAINST / /	ABSTAIN / /
WITHHOLDING AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S) ONLY (WRITE THE NAME OF THE NOMINEE(S) YOU ARE WITHHOLDING AUTHORITY BELOW):				3.	CORPORATE NAME CHANGE: To approve the amendment to Harvey's Amended and Restated Articles of Incorporation to change the corporate name of Harvey from 'The Harvey Entertainment Company' to 'Sunland Entertainment Co., Inc.' pursuant to the terms of the Asset Purchase and Sale Agreement.	/ /	/ /	/ /
				4.	RATIFICATION OF ACCOUNTANTS: To ratify the selection of PricewaterhouseCoopers LLP, as Harvey's independent auditors for the year ending December 31, 2001.	/ /	/ /	/ /
				5.	OTHER MATTERS. For the proxies, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.
				THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE, FOR THE APPROVAL OF THE ASSET SALE AS DESCRIBED IN THE PROXY STATEMENT ENCLOSED HEREWITH. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE CORPORATE NAME CHANGE, AND FOR THE APPROVAL OF THE RATIFICATION OF ACCOUNTANTS.
				THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE UNDER ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE ASSET SALE AS DESCRIBED IN THE PROXY STATEMENT ENCLOSED HEREWITH, FOR THE APPROVAL OF THE CORPORATE NAME CHANGE, AND FOR THE RATIFICATION OF ACCOUNTANTS.
				THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND THE PROXY STATEMENT.
Signature of Shareholder	Dated:	, 2001	Signature if held jointly	Dated:	, 2001

Note: Please sign exactly as the name(s) appears hereon. When shares are held by joint tenants, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give full title as such. If a corporation, please sign in full corporate name by the authorized officer, stating his or her title. If a partnership or limited liability company, or any other entity, please sign in such entity's name by an authorized person.

FOR USE BY HOLDERS OF HARVEY'S
SERIES A STOCK

    This proxy is solicited on behalf of the Board of Directors of
 THE HARVEY ENTERTAINMENT COMPANY
11835 W. Olympic, Suite 550, Los Angeles, California 90064
2001 SPECIAL MEETING OF SHAREHOLDERS

   The undersigned shareholder of The Harvey Entertainment Company, a California corporation, hereby revokes all prior proxies and hereby appoints and constitutes Ms. Caroline J. Stewart, or in her absence, Glenn R. Weisberger, the agent and proxy of the undersigned, with full power of substitution, to represent and vote with all the shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, as the case may be, of The Harvey Entertainment Company, standing in the name of the undersigned, at the Special Meeting of Shareholders of The Harvey Entertainment Company to be held on June 12, 2001 at the Park Hyatt Hotel, Room Chateau I, 2nd Floor, 2151 Avenue of the Stars, Los Angeles, California 90067 at 10:30 A.M., Pacific Daylight Time, and at any postponement or adjournment thereof, will all the powers the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows:

(CONTINUED ON OTHER SIDE)

A	/X/	Please mark your votes as in this example.
1. Election of Directors: / /	For all of the Nominees / /	Withhold Authority / /	Common Directors. Proposal to elect each of the following nominees as Common Directors of Harvey to serve until the next annual meeting and until their successors are elected: Roger A. Burlage, Gary M. Gray Michael S. Doherty	2.
					SALE OF SUBSTANTIALLY ALL ASSETS. To approve the sale of Harvey's classic cartoon character business and substantially all assets, contracts, and accounts receivable associated therewith pursuant to the Asset Purchase and Sale Agreement as described in the Proxy Statement enclosed herewith.	FOR / /	AGAINST / /	ABSTAIN / /
WITHHOLDING AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S) ONLY (WRITE THE NAME OF THE NOMINEE(S) YOU ARE WITHHOLDING AUTHORITY BELOW):			Series A Directors, to be voted on by you only if you are a holder of Harvey's Series A Preferred Stock. Proposal to elect each of the following nominees as Series A Directors of Harvey to serve until the next annual meeting and until their successors are elected: Paul Guez, William Dallas	3.	CORPORATE NAME CHANGE: To approve the amendment to Harvey's Amended and Restated Articles of Incorporation to change the corporate name of Harvey from 'The Harvey Entertainment Company' to 'Sunland Entertainment Co., Inc.' pursuant to the terms of the Asset Purchase and Sale Agreement.	/ /	/ /	/ /
				4.	RATIFICATION OF ACCOUNTANTS: To ratify the selection of PricewaterhouseCoopers LLP, as Harvey's independent auditors for the year ending December 31, 2001.	/ /	/ /	/ /
				5.	OTHER MATTERS. For the proxies, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.
				THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE, FOR THE APPROVAL OF THE ASSET SALE AS DESCRIBED IN THE PROXY STATEMENT ENCLOSED HEREWITH. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE CORPORATE NAME CHANGE, AND FOR THE APPROVAL OF THE RATIFICATION OF ACCOUNTANTS.
				THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE UNDER ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE ASSET SALE AS DESCRIBED IN THE PROXY STATEMENT ENCLOSED HEREWITH, FOR THE APPROVAL OF THE CORPORATE NAME CHANGE, AND FOR THE RATIFICATION OF ACCOUNTANTS.
				THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND THE PROXY STATEMENT.
Signature of Shareholder	Dated:	, 2001	Signature if held jointly	Dated:	, 2001

Note: Please sign exactly as the name(s) appears hereon. When shares are held by joint tenants, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give full title as such. If a corporation, please sign in full corporate name by the authorized officer, stating his or her title. If a partnership or limited liability company, or any other entity, please sign in such entity's name by an authorized person.

FOR USE BY HOLDERS OF HARVEY'S
SERIES B STOCK

    This proxy is solicited on behalf of the Board of Directors of
 THE HARVEY ENTERTAINMENT COMPANY
11835 W. Olympic, Suite 550, Los Angeles, California 90064
2001 SPECIAL MEETING OF SHAREHOLDERS

   The undersigned shareholder of The Harvey Entertainment Company, a California corporation, hereby revokes all prior proxies and hereby appoints and constitutes Ms. Caroline J. Stewart, or in her absence, Glenn R. Weisberger, the agent and proxy of the undersigned, with full power of substitution, to represent and vote with all the shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, as the case may be, of The Harvey Entertainment Company, standing in the name of the undersigned, at the Special Meeting of Shareholders of The Harvey Entertainment Company to be held on June 12, 2001 at the Park Hyatt Hotel, Room Chateau I, 2nd Floor, 2151 Avenue of the Stars, Los Angeles, California 90067 at 10:30 A.M., Pacific Daylight Time, and at any postponement or adjournment thereof, will all the powers the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows:

(CONTINUED ON OTHER SIDE)

A	/X/	Please mark your votes as in this example.
1. Election of Directors: / /	For all of the Nominees / /	Withhold Authority / /	Common Directors. Proposal to elect each of the following nominees as Common Directors of Harvey to serve until the next annual meeting and until their successors are elected: Roger A. Burlage Gary M. Gray Michael S. Doherty	2.
					SALE OF SUBSTANTIALLY ALL ASSETS. To approve the sale of Harvey's classic cartoon character business and substantially all assets, contracts, and accounts receivable associated therewith pursuant to the Asset Purchase and Sale Agreement as described in the Proxy Statement enclosed herewith.	FOR / /	AGAINST / /	ABSTAIN / /
WITHHOLDING AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S) ONLY (WRITE THE NAME OF THE NOMINEE(S) YOU ARE WITHHOLDING AUTHORITY BELOW):				3.	CORPORATE NAME CHANGE: To approve the amendment to Harvey's Amended and Restated Articles of Incorporation to change the corporate name of Harvey from 'The Harvey Entertainment Company' to 'Sunland Entertainment Co., Inc.' pursuant to the terms of the Asset Purchase and Sale Agreement.	/ /	/ /	/ /
				4.	RATIFICATION OF ACCOUNTANTS: To ratify the selection of PricewaterhouseCoopers LLP, as Harvey's independent auditors for the year ending December 31, 2001.	/ /	/ /	/ /
				5.	OTHER MATTERS. For the proxies, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.
				THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE, FOR THE APPROVAL OF THE ASSET SALE AS DESCRIBED IN THE PROXY STATEMENT ENCLOSED HEREWITH. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE CORPORATE NAME CHANGE, AND FOR THE APPROVAL OF THE RATIFICATION OF ACCOUNTANTS.
				THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE UNDER ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE ASSET SALE AS DESCRIBED IN THE PROXY STATEMENT ENCLOSED HEREWITH, FOR THE APPROVAL OF THE CORPORATE NAME CHANGE, AND FOR THE RATIFICATION OF ACCOUNTANTS.
				THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND THE PROXY STATEMENT.
Signature of Shareholder	Dated:	, 2001	Signature if held jointly	Dated:	, 2001

Note: Please sign exactly as the name(s) appears hereon. When shares are held by joint tenants, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give full title as such. If a corporation, please sign in full corporate name by the authorized officer, stating his or her title. If a partnership or limited liability company, or any other entity, please sign in such entity's name by an authorized person.

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SUMMARY
VOTE REQUIRED AND VOTING PROCEDURE
PROPOSAL NO. 1 ELECTION OF THREE DIRECTORS BY SHAREHOLDERS AND TWO SERIES A DIRECTORS BY THE HOLDERS OF SERIES A PREFERRED STOCK
PROPOSAL NO. 2 ASSET SALE TO CLASSIC MEDIA
THE ASSET PURCHASE AND SALE AGREEMENT
INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
REGULATORY APPROVALS
FEDERAL INCOME TAX CONSEQUENCES
FINANCIAL INFORMATION
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY YEARS ENDED DECEMBER 31, 2000 AND 1999
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS
CONSOLIDATED STATEMENTS OF CASH FLOWS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
THE HARVEY ENTERTAINMENT COMPANY UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET DECEMBER 31, 2000
THE HARVEY ENTERTAINMENT COMPANY UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2000
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
THE HARVEY ENTERTAINMENT COMPANY UNAUDITED BALANCE SHEET OF BUSINESS DISPOSITION DECEMBER 31, 2000
THE HARVEY ENTERTAINMENT COMPANY UNAUDITED INCOME STATEMENTS OF BUSINESS DISPOSITION
THE HARVEY ENTERTAINMENT COMPANY UNAUDITED STATEMENTS OF CASH FLOW OF BUSINESS DISPOSITION
THE HARVEY ENTERTAINMENT COMPANY UNAUDITED STATEMENTS OF EQUITY ACCOUNT WITH PRINCIPAL BUSINESS
PROPOSAL NO. 3 CORPORATE NAME CHANGE
PROPOSAL NO. 4 RATIFICATION OF ACCOUNTANTS
OTHER MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS
FORM 10-KSB
ASSET PURCHASE AND SALE AGREEMENT
RECITALS
AGREEMENT
ARTICLE I. PURCHASE AND SALE OF ASSETS; LIABILITIES; CLOSING
ARTICLE II. PURCHASE PRICE
ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLERS
ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF PURCHASER
ARTICLE V. COVENANTS AND OTHER AGREEMENTS
ARTICLE VI. CONDITIONS PRECEDENT
ARTICLE VII. SURVIVAL; INDEMNIFICATION
ARTICLE VIII. TERMINATION; EXPENSES
ARTICLE IX. MISCELLANEOUS
APPENDIX A Certain Definitions
Other Definitions
EXHIBIT A FORM OF SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS
EXHIBIT B
EXHIBIT C
AMENDMENT TO ASSET PURCHASE AND SALE AGREEMENT
ACKNOWLEDGMENT AND CONSENT OF CLASSIC MEDIA, LLC
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
PART I
  ITEM 1. BUSINESS
  ITEM 2. PROPERTIES
  ITEM 3. LEGAL PROCEEDINGS
  ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
PART II
  ITEM 5. MARKET FOR ISSUER'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS
  ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
  ITEM 7. FINANCIAL STATEMENTS
  ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
PART III
  ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.
  ITEM 10. EXECUTIVE COMPENSATION
  ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
  ITEM 13. EXHIBITS, LIST AND REPORTS ON FORM 10-KSB
Signatures
  ITEM 7. FINANCIAL STATEMENTS
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY YEARS ENDED DECEMBER 31, 2000 AND 1999
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS
CONSOLIDATED STATEMENTS OF CASH FLOWS
THE HARVEY ENTERTAINMENT COMPANY AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2000 AND 1999
FOR USE BY HOLDERS OF HARVEY'S COMMON STOCK
FOR USE BY HOLDERS OF HARVEY'S SERIES A STOCK
FOR USE BY HOLDERS OF HARVEY'S SERIES B STOCK